UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	Aberdeen Funds

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2021

Item 1. Reports to Shareholders.

Aberdeen Funds
Equity Series

Annual Report

October 31, 2021

Aberdeen China A Share Equity Fund

Class A – GOPAX ■ Class C – GOPCX ■ Class R – GOPRX ■ Institutional Class – GOPIX ■ Institutional Service Class – GOPSX

Aberdeen Dynamic Dividend Fund

Class A – ADAVX ■ Institutional Class – ADVDX

Aberdeen Emerging Markets Fund

Class A – GEGAX ■ Class C – GEGCX ■ Class R – GEMRX ■ Institutional Class – ABEMX ■ Institutional Service Class – AEMSX

Aberdeen Emerging Markets Sustainable Leaders Fund (formerly, Aberdeen International Equity Fund)

Class A – GIGAX ■ Class C – GIGCX ■ Class R – GIRRX ■ Institutional Class – GIGIX ■ Institutional Service Class – GIGSX

Aberdeen Global Equity Fund

Class A – GLLAX ■ Class C – GLLCX ■ Class R – GWLRX ■ Institutional Class – GWLIX ■ Institutional Service Class – GLLSX

Aberdeen Global Infrastructure Fund

Class A – AIAFX ■ Institutional Class – AIFRX

Aberdeen International Real Estate Equity Fund

Class A – EGALX ■ Institutional Class – EGLRX

Aberdeen International Small Cap Fund

Class A – WVCCX ■ Class C – CPVCX ■ Class R – WPVAX ■ Institutional Class – ABNIX

Aberdeen Realty Income & Growth Fund

Class A – AIAGX ■ Institutional Class – AIGYX

Aberdeen U.S. Small Cap Equity Fund

Class A – GSXAX ■ Class C – GSXCX ■ Class R – GNSRX ■ Institutional Class – GSCIX ■ Institutional Service Class – GSXIX

Aberdeen U.S. Sustainable Leaders Fund (formerly, Aberdeen U.S. Multi-Cap Equity Fund)

Class A – GXXAX ■ Class C – GXXCX ■ Institutional Class – GGLIX ■ Institutional Service Class – GXXIX

Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen Focused U.S. Equity Fund)

Class A – MLSAX ■ Class C – MLSCX ■ Class R – GLSRX ■ Institutional Class – GGUIX ■ Institutional Service Class – AELSX

Table of Contents

Market Review	Page 1
Aberdeen China A Share Equity Fund	Page 3
Aberdeen Dynamic Dividend Fund	Page 9
Aberdeen Emerging Markets Fund	Page 16
Aberdeen Emerging Markets Sustainable Leaders Fund	Page 22
Aberdeen Global Equity Fund	Page 29
Aberdeen Global Infrastructure Fund	Page 35
Aberdeen International Real Estate Equity Fund	Page 41
Aberdeen International Small Cap Fund	Page 47
Aberdeen Realty Income & Growth Fund	Page 53
Aberdeen U.S. Small Cap Equity Fund	Page 58
Aberdeen U.S. Sustainable Leaders Fund	Page 64
Aberdeen U.S. Sustainable Leaders Smaller Companies Fund	Page 70
Financial Statements	Page 76
Notes to Financial Statements	Page 121
Report of Independent Registered Public Accounting Firm	Page 144
Other Tax Information	Page 145
Shareholder Expense Examples	Page 147
Supplemental Information	Page 149
Liquidity Risk Management Program	Page 152
Management of the Funds	Page 153

Investors should carefully consider a fund's investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.abrdn.com/en-us/us/investor/fund-centre#literature. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (ASII) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a "Fund" and collectively, the "Funds") is included in the Funds' semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds' Form N-PORT filings are available on the Commission's website at http://www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without charge by calling 1-866-667-9231.

Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds' Statement of Additional Information, which is available on the Funds' website at https://www.abrdn.com/en-us/us/investor/fund-centre#literature and on the Commission's website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission's website at www.sec.gov.

abrdn
abrdn plc, formerly known as Standard Life Aberdeen plc, was renamed on September 27, 2021. In connection with this re-branding, the entities within abrdn plc group, including investment advisory entities, have been or will be renamed in the near future. In addition, the fund names are anticipated to be re-branded over the next year.

Market Review

Global financial markets mainly recorded positive returns despite bouts of significant volatility over the 12-month reporting period ended October 31, 2021. Global developed-market equities, as represented by the MSCI AC World Index,1 returned 37.3% for the period. Supportive monetary and fiscal policies were prevalent over the period. The U.S. Federal Reserve (Fed) maintained the federal funds rate at near 0% throughout the reporting period, while providing support through its bond-buying program. Elsewhere, the European Central Bank ramped up its original €1.35 trillion (US$1.57 trillion) stimulus plan to €1.85 trillion (US$2.15 trillion) in December 2020. The U.S. Congress passed two additional stimulus packages during the reporting period, with a cumulative total of roughly $2.8 trillion. In August 2021, the U.S. Senate passed the $1 trillion infrastructure deal.

At the beginning of the reporting period in November 2020, news of three major COVID-19 vaccines buoyed investor sentiment. This persisted through to the end of 2020 due to the launch of vaccination programs, the approval of stimulus packages, and the UK and the European Union reaching a Brexit trade deal.

Momentum stalled in January and February 2021, as global bond markets experienced a significant selloff, spurring worries that this could impact the fragile global recovery. The downturn in bond markets also had a negative impact on equities. However, stock markets resumed their upward momentum, driven by economic optimism, vaccine rollouts, central banks' continued accommodative monetary policies, and a strong corporate earnings reporting season. The MSCI AC World Index reached a record high in August 2021, but sold off in September amid investors' growing concerns over inflation and possible interest-rate hikes from central banks. Uneasiness about the global economy led to a selloff across most equity markets across the globe. In October 2021, upbeat company results, along with comments that demand remained strong, eased investors' concerns about stagflation,* supply-chain pressures, spiraling energy prices and higher interest rates.

Emerging-market (EM) equities posted notable gains over the reporting period, with the exception of China. The MSCI Emerging Markets Index2 returned 17.0% for the period. Stock prices initially rallied on investors' optimism regarding the COVID-19 vaccine rollout, which allowed the reopening of economies worldwide. Upbeat corporate earnings, driven by an e-commerce boom, a multi-year technology upgrading cycle and pent-up infrastructure demand also bolstered investor sentiment. Increasing adoption of climate-change goals by governments globally also fueled interest in clean-energy themes. These positive factors outweighed investors' concerns over supply-chain disruptions caused by a shortage of semiconductors, shipping gridlocks, and an energy crunch. However, the spread of the more contagious Delta variant of coronavirus capped the stock market gains in some EM economies due to their relatively slower vaccine rollouts.

In the global fixed-income markets, government bond prices moved lower during the reporting period, with the ICE bank of America (BofA) Global Government Index3 returning –2.5%. Lockdown restrictions heightened investors' fears of a deep recession, with the

"risk-off" environment boosting government bond prices as investors fled to their perceived safety. However, rising optimism about vaccines and concerns that an economic recovery would fuel sharp rises in inflation led to a drop in government bond prices. Bond prices continued to decline later in the reporting period as expectations of a withdrawal of support from central banks globally, along with inflation fears, triggered a selloff. Corporate bonds, as measured by the ICE BofA Corporate Index, returned 2.1% for the reporting period as government monetary and fiscal stimuli measures and rising investor optimism helped bolster the corporate fixed-income markets. However, corporate bond prices subsequently fell modestly as investors' fears of forthcoming central bank action increased. The global high-yield fixed income market, as represented by the ICE BofA Global High Yield Constrained Index,4 performed well over the reporting period, returning 8.9%, as the COVID-19 vaccine rollout and resulting economic reopening and reflation narrative bolstered risk assets throughout the first half of 2021. However, the high-yield market's performance was tempered towards the end of the summer of 2021, as it became increasingly evident that supply-side pressures were building, perhaps unsurprisingly after entire economies and industries had been shut down and were reopening.

The global real estate market performed relatively well during the reporting period. The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex U.S. Index5 and the FTSE EPRA NAREIT U.S. Index6 returned 23.4% and 53.5%, respectively, over the period. Real estate investment trusts (REITs) typically are more resistant to inflationary pressures due to the ability to raise rents, offset the impact of rising interest rates. While the overall performance of the REIT market was very robust during the reporting period, there was a wide disparity in returns. Those sectors that had materially underperformed in 2020 because their tenants were at the epicenter of the COVID-19-induced lockdowns (i.e., retail and urban apartments), posted extremely strong gains as economic activity rebounded and investors sought value-oriented sectors exposed to the reopening. Meanwhile, those "safe-haven" sectors where cash flows held up during the pandemic but were trading at elevated price/earnings multiples,7 such as data centers and cell towers, underperformed as investors rotated into more value-oriented sectors. Additionally, as the reporting period progressed, the industrial and storage sectors, which had garnered accelerating earnings growth and true pricing power in the form of rising rents, also were strong outperformers.

Outlook

When bond yields rally, investors tend to take profits and sell highly valued companies. Time will tell whether this proves shortsighted this time around. From our conversations with various industry participants, it appears that some of the supply bottlenecks emanating from manufacturing hubs such as Vietnam, Thailand and Malaysia are now easing. Some raw material costs, noticeably metals, are also decreasing. This is due to a mix of government price caps and a slowdown in demand. It is worth noting that China's manufacturing

2021 Annual Report     1

Market Review (concluded)

purchasing managers' index for September recorded a reading of 49.6, a marginal contraction from the previous month.

From our perspective, the most recent corporate earnings reports generally were positive, indicating that most companies have been successful in passing through higher costs. While this is a positive factor for fixed-income securities in the short term, we think that it is emblematic of the inflationary environment that currently exists. Over the longer term, if inflation remains high, central banks globally most likely will need to act more decisively, risking a slowdown in global economic growth. Therefore, we think that the market may be especially sensitive to economic data over the next several months as investors look to divine the direction of inflation and growth, while simultaneously gauging the reaction function of central bankers. Overall, we believe that the credit fundamentals of the market are solid, and we anticipate that companies will be well-positioned to weather modestly slower growth, keeping default rates relatively low.

In the U.S. and Western Europe, we are waiting to see the effect of the withdrawal of government support schemes on labor participation. These factors suggest that, as we head towards the end of the year, pressure on the supply chain could start to moderate. Overall, we think that the performance of equity markets may be tempered by gradual monetary policy normalisation and the potential impact of increased taxation.

COVID-19

Beginning in the first quarter of 2020, the illness caused by a novel coronavirus, COVID-19, has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

abrdn

1	The MSCI AC World Index is an unmanaged index considered representative of stock markets of developed and emerging markets. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries.
3	The ICE BofA Global Government Index tracks the performance of investment-grade sovereign debt publicly issued and denominated in the issuer's own domestic market and currency.
4	The ICE BofA Global High Yield Constrained Index tracks the performance of U.S. dollar-, Canadian dollar-, British pound- and euro-denominated below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets.
5	The FTSE EPRA/NAREIT Global ex U.S. Index is an unmanaged index considered representative of real estate companies and REITs outside the U.S.
6	The FTSE EPRA NAREIT U.S. Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs.
7	A price/earnings multiple is calculated by dividing the current market price of a stock by the earnings per share. Price/earnings multiples often are used to compare companies in the same industry, or to assess the historical performance of an individual company.

2    2021 Annual Report

Aberdeen China A Share Equity Fund (Unaudited)

Aberdeen China A Share Equity Fund (Institutional Class shares net of fees) returned 13.33% for the 12-month reporting period ended October 31, 2021, versus the 16.66% return of its benchmark, the Morgan Stanley Capital International (MSCI) China A Onshore Index (net dividends), over the same period.

Market/Economic Review

Chinese equities posted gains over the 12-month period ended October 31, 2021. Healthy economic data and the rapid recovery of corporate earnings in the market initially supported share prices. Investors cheered the COVID-19 vaccine rollout globally and drove a rotation out of higher-quality stocks, which had performed well amid the pandemic, into cyclical and undervalued sectors. However, as the reporting period progressed, expectations of tighter monetary policy to control inflation and excessive debt, new government regulations and a potential debt default by property developer China Evergrande Group (which the Fund did not hold as of the end of the reporting period) weighed on China's equity markets.

Throughout the reporting period, China's central bank, the People's Bank of China, maintained its accommodative monetary policy and prioritized its focus on consumer spending and investment over rising inflation. However, the tougher regulatory environment capped gains as the Chinese government stepped up scrutiny of the country's internet and education sector, alongside the tightening of regulations for the real estate and banking sectors. The Chinese Communist Party marked the centennial of its founding on July 1, 2021, with President Xi Jinping warning that China would not tolerate any sovereignty infringements. U.S.-China relations remained tense, reflecting continuing issues around trade, competition in the technology space, as well as their respective geopolitical interests.

In mid-2021, China's equity markets became turbulent, characterized by frenetic and unexpected regulatory intervention focusing on the technology sector. This later spread to other areas, including media and entertainment, with threats of further regulatory action at one point decreasing the market value of Chinese stocks by up to US$500 billion. This occurred as part of a broader government crackdown and determination to regain control of the economy and reduce the wealth gap in an effort to create "common prosperity." In September 2021, the volatility and uncertainty triggered investors' concerns about debt-ridden China Evergrande Group, one of China's largest property developers. Swift action by the People's Bank of China averted a collapse of the company on fears that it would miss a scheduled debt repayment. Chinese A-share equity prices rebounded at the end of the reporting period in October 2021 despite new outbreaks of COVID-19, which led to the government reimposing lockdowns in several regions of the country.

Fund Performance Review

The Fund's underperformance relative to its benchmark, the MSCI China A Onshore Index, over the 12-month reporting period was attributable to negative overall asset allocation. Conversely, stock selection had a positive impact on Fund performance.

Overweight allocations versus the benchmark to the consumer staples and industrials sectors weighed on Fund performance for the reporting period. The largest individual stock detractor was pharmaceutical company Jiangsu Hengrui Medicine Co., Ltd.

The Fund's underweight positioning in the materials sector was the primary detractor from the relative performance for the reporting period. However, the Fund's holding in Yunnan Energy New Material Co. Ltd., a manufacturer of lithium-ion battery separators, contributed positively to performance. The company benefited from a supply shortage and raised its earnings expectations for the second quarter of its 2021 fiscal year, due to an increase in demand, continued capacity growth and operational efficiency.

An underweight allocation to the financials sector hampered Fund performance during the reporting period. The position in Ping An Insurance hampered Fund performance as the insurance company's stock price moved lower due to concerns within the life insurance industry and about the firm's exposure to China's real estate sector. The Fund's holding in electrical appliance manufacturer Midea Group Co. Ltd. also detracted from performance after its shares declined amid a tighter credit stance and weaker-than-expected retail data.

Overweight positions in the healthcare and consumer discretionary sectors bolstered the Fund's relative performance over the reporting period. Specifically, the shares of China Tourism Group Duty Free Corporation Ltd., which sells duty-free goods,* moved higher doing the reporting period due the Chinese government's favorable tax-policy changes.

In the healthcare sector, Chinese companies' increasing research and development spending in drug research benefited the Fund's holding in contract research organization Hangzhou Tigermed Consulting Co. Ltd. Aier Eye Hospital Group Co. Ltd. posted rapid earnings growth over the reporting period amid greater demand for eyecare due to work-from-home lifestyles, while its hospital network expanded to more cities in China.

The holding in Nari Technology Co. Ltd., which develops and manufactures power-grid automation and industrial control products, benefited from an upgrade of a massive electricity grid covering about 90% of the country by its state-owned parent, State Grid Corp. of China. We like Nari Technology's leading position in secondary power equipment and software given China's ambitions in renewable energy. We believe that its growth areas include charging infrastructure for new energy vehicles, power trading and global energy internet.

During the reporting period, we initiated several holdings in companies that we believe are positioned to benefit from China's drive for carbon neutrality, including solar wafer manufacturer Longi Green Energy Technology Co. and lithium-ion battery maker Contemporary Amperex Technology Co., Ltd. We also established new positions in pharmaceutical company Jiangsu Hengrui Medicine Co., Ltd., Apple AirPods assembler Luxshare Precision Industry Co. Ltd. and

*  Consumers are able to purchase duty-free goods in particular circumstances without paying import, sales, value-added, or other taxes.

2021 Annual Report     3

Aberdeen China A Share Equity Fund (Unaudited) (concluded)

China International Capital Corp. Ltd., China's largest investment bank.

Additionally, we initiated holdings in enterprise software company Yonyou Network Co. Ltd., Hundsun Technologies Inc, a provider of software products and services and financial data for financial institutions, and By-health Co. Ltd., a distributor of nutrition supplements. In our view, these companies have clear competitive advantages, which we believe will enable them to defend their market leadership over the long term. We also purchased shares of Shenzhen Inovance Technology Co. Ltd., and Sungrow Power Supply Co. Ltd. over the reporting period. Shenzhen Inovance is a leader in China's industrial automation sector with a strong track record, competitive products, diversified revenue streams and cost advantage underpinned by effective supply-chain management. We believe that Sungrow Power Supply is well-positioned to benefit from multi-year growth in demand for solar energy, as the company is a leading producer of solar inverters and a solar energy performance certificate farm operator, as well as energy storage.

During the reporting period, we exited the Fund's positions in Hangzhou Hikvision Digital Technology Co. Ltd., a provider of video surveillance systems, pharmaceutical firm China Resources Sanjiu Medical & Pharmaceutical Co. Ltd.; electrical appliances manufacturers Hangzhou Robam Appliances Company Ltd. and Haier Smart Home Co. Ltd.; financial services companies China Construction Bank Corp. and Industrial and Commercial Bank of China; supermarket chain operator Yonghui Superstores Co. Ltd.; airport operator Shenzhen Airport Co. Ltd.; and China Life Insurance Co. Ltd.

Outlook

The Chinese government's imposition of regulatory measures on numerous segments of the economy – including education, technology, real estate and gaming – came as a surprise to investors. However, we don't think that this is the end of capitalism in China; we believe that these changes should be seen in the context of a fast-changing technology landscape. Regulators are trying to keep pace with innovation, but in our view, a heavy-handed clamp down on all private new-economy sectors is unlikely. The new economy is a vital component of China's vision for a modern consumption-led economy. Furthermore, the private sector retains a critical role in ensuring that the Chinese economy continues to innovate and prosper, and that the government reaches its goal of being a moderately prosperous nation by 2035. We think that China still needs well-functioning capital markets to help propel growth.

We feel that investors overreacted to the regulatory measures and that the indiscriminate selling will create investment opportunities. In our view, companies that can adapt to changing regulatory frameworks and align with policy objectives such as digital innovation, green technology, access to affordable healthcare and improved welfare, have a bright outlook. Moreover, we think that investors are likely to refocus on company-specific factors in the upcoming corporate earnings-reporting seasons, which we believe should benefit the Fund's high-quality company holdings.

Portfolio Management:

Asian Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks. The Fund focuses its investments in China and Hong Kong, which may subject the Fund to more volatility and greater risk of loss than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks.

The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Please read the prospectus for more detailed information regarding these and other risks.

4    2021 Annual Report

Aberdeen China A Share Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2021)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	12.95%	17.24%	8.64%
	w/SC2	6.45%	15.85%	8.00%
Class C	w/o SC	12.23%	16.46%	7.88%
	w/SC3	11.23%	16.46%	7.88%
Class R4	w/o SC	12.60%	16.86%	8.27%
Institutional Service Class[4]	w/o SC	13.21%	17.52%	8.90%
Institutional Class[4]	w/o SC	13.33%	17.63%	8.96%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment strategies effective June 13, 2019. Performance information for periods prior to June 13, 2019 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen China Opportunities Fund to Aberdeen China A Share Equity Fund. Please consult the Fund's prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2021)

*  Minimum Initial Investment

Performance of $1,000,000 invested in Institutional Class shares of the Aberdeen China A Share Equity Fund, MSCI China A (Onshore) Index (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2021. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI China A (Onshore) Index captures large and mid cap representation across China securities listed on the Shanghai and Shenzhen exchanges

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2021 Annual Report	5

Aberdeen China A Share Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Common Stocks	95.9%
Short-Term Investment	2.3%
Exchange-Traded Funds	2.0%
Liabilities in Excess of Other Assets	(0.2%)
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2021.

Top Sectors
Consumer Staples	18.9%
Industrials	18.0%
Information Technology	15.2%
Financials	12.9%
Consumer Discretionary	12.4%
Health Care	11.3%
Materials	5.6%
Real Estate	1.6%
Energy	–%
Other	4.1%
100.0%

Amounts listed as "–" are 0% or round to 0%.

Top Holdings*
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)	7.2%
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)	7.1%
China Merchants Bank Co. Ltd., A Shares	5.2%
Contemporary Amperex Technology Co. Ltd., A Shares	5.1%
LONGi Green Energy Technology Co. Ltd., A Shares	3.9%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares	3.3%
Wuliangye Yibin Co. Ltd., A Shares	3.2%
NARI Technology Co. Ltd., A Shares (Stock Connect)	3.1%
Glodon Co. Ltd., A Shares	3.0%
Centre Testing International Group Co. Ltd., A Shares (Stock Connect)	2.8%
Other	56.1%
100.0%

*  For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	95.9%
United States	4.3%
Other	(0.2%)
100.0%

6	2021 Annual Report

Statement of Investments

October 31, 2021
Aberdeen China A Share Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.9%)
CHINA (95.9%)
Consumer Discretionary (12.4%)
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect) (a)	151,695	$6,345,130
Fuyao Glass Industry Group Co. Ltd., A Shares (a)	293,841	2,266,841
Midea Group Co. Ltd., A Shares (Stock Connect) (a)	219,842	2,355,086
		10,967,057
Consumer Staples (18.9%)
By-health Co. Ltd., A Shares (a)	345,688	1,374,293
Chacha Food Co. Ltd., A Shares (a)	174,000	1,547,823
Foshan Haitian Flavouring & Food Co. Ltd., A Shares (a)	130,412	2,384,892
Inner Mongolia Yili Industrial Group Co. Ltd., A Shares (a)	199,500	1,335,742
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (a)	21,863	6,230,669
Proya Cosmetics Co. Ltd., A Shares (a)	31,300	981,113
Wuliangye Yibin Co. Ltd., A Shares (a)	82,237	2,775,282
		16,629,814
Energy (0.0%)
G3 Exploration Ltd. (b)(c)(d)	53,000	–
Financials (12.9%)
Bank of Ningbo Co. Ltd., A Shares (a)	357,015	2,125,608
China International Capital Corp. Ltd., H Shares (e)	359,600	890,286
China Merchants Bank Co. Ltd., A Shares (a)	547,532	4,605,939
Ping An Bank Co. Ltd., A Shares (a)	603,300	1,835,267
Ping An Insurance Group Co. of China Ltd., A Shares (a)	249,737	1,926,580
		11,383,680
Health Care (11.3%)
Aier Eye Hospital Group Co. Ltd., A Shares (a)	310,358	2,344,103
Hangzhou Tigermed Consulting Co. Ltd., A Shares (a)	82,767	2,200,470
Hangzhou Tigermed Consulting Co. Ltd., H Shares (e)	29,400	573,407
Jiangsu Hengrui Medicine Co. Ltd., A Shares (a)	252,095	1,934,069
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (a)	49,610	2,903,238
		9,955,287
Industrials (18.0%)
Centre Testing International Group Co. Ltd., A Shares (Stock Connect) (a)	564,388	2,429,712
Contemporary Amperex Technology Co. Ltd., A Shares (a)	45,079	4,509,771
Guangzhou Baiyun International Airport Co. Ltd., A Shares (a)	315,200	582,420

	Shares or Principal Amount	Value
NARI Technology Co. Ltd., A Shares (Stock Connect) (a)	449,560	$2,733,769
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (a)(b)	101,910	841,615
Shanghai M&G Stationery, Inc., A Shares (a)	167,680	1,659,838
Shenzhen Inovance Technology Co. Ltd., A Shares (a)	136,789	1,391,901
Sungrow Power Supply Co. Ltd., A Shares (Stock Connect) (a)	65,278	1,675,689
		15,824,715
Information Technology (15.2%)
Beijing Sinnet Technology Co. Ltd., A Shares (a)	287,489	592,642
Glodon Co. Ltd., A Shares (a)	230,989	2,677,938
Hundsun Technologies, Inc., A Shares (a)	159,850	1,567,405
LONGi Green Energy Technology Co. Ltd., A Shares (a)	227,920	3,470,561
Luxshare Precision Industry Co. Ltd., A Shares (a)	386,870	2,336,539
Venustech Group, Inc., A Shares (a)	427,100	1,699,176
Yonyou Network Technology Co. Ltd., A Shares (a)	202,800	1,005,312
		13,349,573
Materials (5.6%)
Anhui Conch Cement Co. Ltd., A Shares (a)	187,756	1,112,325
Wanhua Chemical Group Co. Ltd., A Shares (a)	109,017	1,799,092
Yunnan Energy New Material Co. Ltd., A Shares (Stock Connect) (a)	45,220	2,059,616
		4,971,033
Real Estate (1.6%)
China Vanke Co. Ltd., A Shares (a)	497,273	1,412,031
		84,493,190
Total Common Stocks		84,493,190
EXCHANGE-TRADED FUNDS (2.0%)
UNITED STATES (2.0%)
KraneShares Bosera MSCI China A Shares ETF	37,077	1,725,564
Total Exchange-Traded Funds		1,725,564
SHORT-TERM INVESTMENT (2.3%)
UNITED STATES (2.3%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (f)	1,993,668	1,993,668
Total Short-Term Investment		1,993,668
Total Investments (Cost $88,051,584) (g)—100.2%		88,212,422
Liabilities in Excess of Other Assets—(0.2)%		(138,964)
Net Assets—100.0%		$88,073,458

See accompanying Notes to Financial Statements.

2021 Annual Report	7

Statement of Investments (concluded)

October 31, 2021
Aberdeen China A Share Equity Fund

(a)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(b)	Non-income producing security.
(c)	Illiquid security.
(d)	Delisted. Fair Value is determined pursuant to procedures approved by the Fund's Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(e)	Denotes a security issued under Regulation S or Rule 144A.
(f)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange-Traded Fund

See accompanying Notes to Financial Statements.

8	2021 Annual Report

Aberdeen Dynamic Dividend Fund (Unaudited)

Aberdeen Dynamic Dividend Fund (Institutional Class shares net of fees) returned 35.36% for the 12-month reporting period ended October 31, 2021, versus the 37.28% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net Dividends), during the same period.

Major global equity market indices moved sharply higher despite bouts of significant market volatility over the 12-month period ended October 31, 2021. Supportive monetary and fiscal policies were prevalent over the period. The U.S. Federal Reserve (Fed) maintained the federal funds rate at near 0% throughout the reporting period, while providing support through its bond-buying program. Elsewhere, the European Central Bank ramped up its original €1.35 trillion (US$1.57 trillion) stimulus plan to €1.85 trillion (US$2.15 trillion) in December 2020. The U.S. Congress passed two additional stimulus packages during the reporting period, with a cumulative total of roughly $2.8 trillion. In August 2021, the U.S. Senate passed the $1 trillion infrastructure deal.

At the beginning of the reporting period in November 2020, news of three major COVID-19 vaccines buoyed investor sentiment. This persisted through to the end of 2020 due to the launch of vaccination programs, the approval of stimulus packages, and the UK and the European Union reaching a Brexit trade deal.

Momentum stalled in January and February 2021, as global bond markets experienced a significant selloff, spurring worries that this could impact the fragile global recovery. The downturn in bond markets also had a negative impact on equities. However, stock markets resumed their upward momentum, driven by economic optimism, vaccine rollouts, central banks' continued accommodative monetary policies, and a strong corporate earnings reporting season. The MSCI AC World Index reached a record high in August 2021, but sold off in September amid investors' growing concerns over inflation and possible interest-rate hikes from central banks. Uneasiness about the global economy led to a selloff across most equity markets across the globe. In October, upbeat company results, along with comments that demand remained strong, eased investors' concerns about stagflation,* supply-chain pressures, spiraling energy prices and higher interest rates.

The Fund's underperformance relative to the benchmark for the reporting period was attributable mainly to stock selection in the industrials and real estate sectors. At the individual stock level, key detractors from performance included holdings in Canada-based gold and copper mining company Barrick Gold Corp. and multi-lines insurer Ping An Insurance Group of China Ltd., as well as the absence of a position in electric vehicle (EV) manufacturer and renewable energy company Tesla Inc.

Barrick Gold Corp. reported solid results early in the reporting period, but this was offset by 2021 financial guidance that was slightly disappointing in terms of production and costs. The market has been disappointed that the company's earnings growth has lagged that of its peers. Furthermore, the price of gold declined over the reporting period. Shares of Ping An Insurance moved lower over the reporting period due to investors' concerns regarding the life insurance industry and about the firm's property exposure in China. As of the date of this report, the Fund does not hold Tesla as the company does not pay a dividend.

Conversely, stock selection in the consumer discretionary, communication services and healthcare sectors bolstered the Fund's relative performance over the reporting period. The largest contributors to performance were the lack of exposure to Chinese e-commerce giant Alibaba Group Holding Ltd., along with positons in two U.S.-based companies: alternative asset manager Blackstone Inc. and diversified financial services company Goldman Sachs Group Inc.

The absence of a holding in Alibaba Group benefited Fund performance over the reporting period as its shares declined after Chinese regulators opened an anti-trust investigation into the company. Blackstone Inc. consistently reported strong quarterly results during the reporting period. The alternative asset manager benefited from both good financial performance and strong fund inflows.

The company is profiting from its investments in retail and is raising a significant amount of capital in its Blackstone Real Estate Income Trust (BREIT) and Blackstone Private Credit (BCRED) funds. In addition, Blackstone continues to grow its asset management business for insurance clients, as the company recently reached an agreement to manage assets for AIG (which the Fund did not hold as of the end of the reporting period). Diversified financial services company Goldman Sachs Group saw healthy year-over-year revenue growth over the reporting period, buoyed mainly by notable strength in its Asset Management, Investment Banking and Global Markets units. Investors viewed this as evidence that the new management team is on the path to improving shareholder returns over the medium term through various revenue and expense initiatives.

Regarding the use of derivatives, we continued to hedge a portion of the Fund's currency exposure to the euro during the reporting period.

The Fund earns income through a combination of investing in companies that pay dividends and implementing a dividend-capture strategy. In a dividend-capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and reinvests the sales proceeds into one or more other stocks that are expected to pay dividends before the next dividend payment on the stock that it is selling. While employing this strategy, the Fund purchases companies that pay regular and/or special dividends. Over the 12-month period ended October 31, 2021, the Fund issued total distributions of $x.xx per share.

When bond yields rally, investors tend to take profits and sell highly valued companies. Time will tell whether this proves shortsighted this time around. As we move through the upcoming corporate earnings season, we maintain our preference for what we believe are well-run companies with a clear competitive advantage.

*	Stagflation refers to an economic environment of stagnant activity and accelerating inflation.

2021 Annual Report	9

Aberdeen Dynamic Dividend Fund (Unaudited) (concluded)

From our conversations with various industry participants, it appears that some of the supply bottlenecks emanating from manufacturing hubs such as Vietnam, Thailand and Malaysia are now easing. Some raw material costs, noticeably metals, are also decreasing. This is due to a mix of government price caps and a slowdown in demand. It is worth noting that China's manufacturing purchasing managers' index for September recorded a reading of 49.6, a marginal contraction from the previous month.

In the U.S. and Western Europe, we are waiting to see the effect of the withdrawal of government support schemes on labor participation. These factors suggest that, as we head towards the end of the year, pressure on the supply chain could start to moderate. Overall, we think that the performance of equity markets may be tempered by gradual monetary policy normalization and the potential impact of increased taxation.

We remain committed to our fundamental analysis-based stock-picking strategies. This is supported by our proprietary research platform staffed by an experienced team that has successfully navigated past crises. Therefore, we continue to seek what we believe are attractively valued companies with resilient, well-run businesses that adapt well to the changing landscape, and also are poised for a recovery in economic growth. We are actively engaging with management in an effort to ensure robust corporate governance and environmental sustainability standards.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

The Fund's emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company's track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.

Please read the prospectus for more detailed information regarding these and other risks.

10	2021 Annual Report

Aberdeen Dynamic Dividend Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2021)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	35.40%	12.57%	N.A.
	w/SC2	27.77%	11.27%	N.A.
Institutional Class[3]	w/o SC	35.36%	12.85%	9.64%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the "Predecessor Fund"). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2021)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Dynamic Dividend Fund, Morgan Stanley Capital International All Country World Index (MSCI ACWI) (Net

Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2021. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 27 Emerging Markets (EM) countries. With 2,986 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2021 Annual Report	11

Aberdeen Dynamic Dividend Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Common Stocks	96.8%
Short-Term Investment	1.9%
Preferred Stocks	1.4%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2021.

Top Sectors
Information Technology	17.3%
Financials	16.2%
Health Care	12.5%
Consumer Discretionary	9.6%
Industrials	9.1%
Consumer Staples	8.5%
Communication Services	6.7%
Utilities	5.1%
Materials	4.9%
Real Estate	4.3%
Other	5.8%
100.0%
Top Holdings*
Apple, Inc.	3.1%
Microsoft Corp.	2.5%
Alphabet, Inc., Class C	2.3%
Broadcom, Inc.	1.7%
Bank of America Corp.	1.7%
Tryg A/S	1.5%
AbbVie, Inc.	1.5%
Target Corp.	1.5%
Lowe's Cos., Inc.	1.5%
Enbridge, Inc.	1.4%
Other	81.3%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	54.5%
France	5.9%
United Kingdom	5.2%
Germany	4.7%
Switzerland	3.3%
China	3.0%
Canada	2.4%
South Korea	2.4%
Netherlands	2.3%
Brazil	2.2%
Other	14.1%
100.0%

12	2021 Annual Report

Statement of Investments

October 31, 2021
Aberdeen Dynamic Dividend Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.8%)
AUSTRALIA (0.9%)
Materials (0.9%)
Rio Tinto PLC, ADR	18,158	$1,148,857
BRAZIL (2.2%)
Industrials (1.4%)
CCR SA	873,100	1,768,229
Materials (0.8%)
Vale SA, ADR	78,700	1,001,851
		2,770,080
CANADA (2.4%)
Energy (1.4%)
Enbridge, Inc.	43,500	1,820,910
Materials (1.0%)
Barrick Gold Corp.	70,800	1,300,596
		3,121,506
CHINA (3.0%)
Communication Services (1.1%)
Tencent Holdings Ltd.	22,500	1,368,670
Financials (1.0%)
Ping An Insurance Group Co. of China Ltd., H Shares	184,000	1,317,942
Real Estate (0.9%)
China Vanke Co. Ltd., H Shares	472,000	1,102,795
		3,789,407
DENMARK (1.5%)
Financials (1.5%)
Tryg A/S	83,333	1,977,751
FINLAND (2.1%)
Financials (1.1%)
Nordea Bank Abp	121,400	1,486,763
Information Technology (1.0%)
Nokia OYJ (a)	214,500	1,231,124
		2,717,887
FRANCE (5.9%)
Consumer Discretionary (1.2%)
LVMH Moet Hennessy Louis Vuitton SE	1,900	1,489,831
Consumer Staples (1.1%)
Danone SA	21,700	1,414,531
Energy (1.3%)
TOTAL SE, ADR	34,200	1,713,762
Health Care (1.2%)
Sanofi	15,100	1,516,706

	Shares or Principal Amount	Value
Industrials (1.1%)
Alstom SA	38,322	$1,365,711
		7,500,541
GERMANY (4.7%)
Financials (1.0%)
Deutsche Boerse AG	8,000	1,328,057
Information Technology (1.2%)
Infineon Technologies AG	33,900	1,587,582
Materials (1.2%)
Linde PLC	4,700	1,512,161
Utilities (1.3%)
RWE AG	41,900	1,612,800
		6,040,600
HONG KONG (0.9%)
Financials (0.9%)
Hong Kong Exchanges & Clearing Ltd.	18,700	1,126,520
INDONESIA (1.2%)
Communication Services (1.2%)
Telkom Indonesia Persero Tbk PT	5,575,800	1,490,331
ITALY (1.0%)
Utilities (1.0%)
Enel SpA	155,000	1,297,626
JAPAN (2.0%)
Financials (1.1%)
Mitsubishi UFJ Financial Group, Inc.	263,900	1,447,094
Real Estate (0.9%)
GLP J-REIT	700	1,141,742
		2,588,836
NETHERLANDS (2.3%)
Consumer Staples (1.3%)
Heineken NV	14,600	1,616,060
Information Technology (1.0%)
ASML Holding NV	1,600	1,300,639
		2,916,699
NORWAY (0.9%)
Communication Services (0.9%)
Telenor ASA	76,700	1,211,899
SINGAPORE (1.2%)
Financials (1.2%)
Oversea-Chinese Banking Corp. Ltd.	168,155	1,469,982
SOUTH KOREA (1.0%)
Materials (1.0%)
LG Chem Ltd.	1,840	1,320,301

See accompanying Notes to Financial Statements.

2021 Annual Report	13

Statement of Investments (continued)

October 31, 2021
Aberdeen Dynamic Dividend Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SPAIN (1.3%)
Industrials (1.3%)
Ferrovial SA	53,626	$1,692,868
SWITZERLAND (3.3%)
Consumer Staples (1.1%)
Nestle SA	10,300	1,358,644
Financials (1.0%)
Zurich Insurance Group AG	2,900	1,285,339
Health Care (1.2%)
Roche Holding AG	4,000	1,549,576
		4,193,559
TAIWAN (1.2%)
Information Technology (1.2%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	13,700	1,557,690
UNITED KINGDOM (5.2%)
Communication Services (1.2%)
Vodafone Group PLC, ADR	103,300	1,544,335
Consumer Staples (0.8%)
Unilever PLC	19,600	1,049,273
Health Care (2.3%)
AstraZeneca PLC, ADR	28,000	1,746,640
Dechra Pharmaceuticals PLC	17,500	1,226,222
		2,972,862
Industrials (0.9%)
Melrose Industries PLC	532,326	1,148,517
		6,714,987
UNITED STATES (52.6%)
Communication Services (2.3%)
Alphabet, Inc., Class C (a)	1,000	2,965,410
Consumer Discretionary (8.4%)
Aptiv PLC (a)	9,300	1,607,877
Genuine Parts Co.	13,000	1,704,430
Hanesbrands, Inc.	60,600	1,032,624
Las Vegas Sands Corp. (a)	32,600	1,265,206
Lowe's Cos., Inc.	8,100	1,893,942
Target Corp.	7,400	1,921,188
TJX Cos., Inc. (The)	19,900	1,303,251
		10,728,518
Consumer Staples (4.2%)
Coca-Cola Co. (The)	24,900	1,403,613
Kraft Heinz Co. (The)	32,300	1,159,247
Mondelez International, Inc., Class A	25,600	1,554,944
PepsiCo, Inc.	8,200	1,325,120
		5,442,924

	Shares or Principal Amount	Value
Energy (1.3%)
Williams Cos., Inc. (The)	57,900	$1,626,411
Financials (7.4%)
Bank of America Corp.	44,500	2,126,210
Blackstone, Inc., Class A	9,500	1,314,990
Goldman Sachs Group, Inc. (The)	3,800	1,570,730
Huntington Bancshares, Inc.	90,900	1,430,766
Intercontinental Exchange, Inc.	11,600	1,606,136
JPMorgan Chase & Co.	8,500	1,444,065
		9,492,897
Health Care (7.8%)
AbbVie, Inc.	17,103	1,961,201
Baxter International, Inc.	17,400	1,373,904
Bristol-Myers Squibb Co.	28,300	1,652,720
Eli Lilly & Co.	6,000	1,528,560
Medtronic PLC	13,600	1,630,096
UnitedHealth Group, Inc.	3,900	1,795,833
		9,942,314
Industrials (4.4%)
FedEx Corp.	6,300	1,483,839
Lockheed Martin Corp.	2,700	897,264
Norfolk Southern Corp.	5,600	1,641,080
Schneider Electric SE	9,400	1,620,730
		5,642,913
Information Technology (11.5%)
Analog Devices, Inc.	7,600	1,318,524
Apple, Inc.	26,800	4,014,640
Avast PLC (b)	174,100	1,333,329
Broadcom, Inc.	4,000	2,126,680
Cisco Systems, Inc.	26,800	1,499,996
Fidelity National Information Services, Inc.	11,500	1,273,510
Microsoft Corp.	9,700	3,216,714
		14,783,393
Real Estate (2.5%)
American Tower Corp., REIT	4,600	1,297,062
Digital Realty Trust, Inc.	4,100	647,021
Gaming and Leisure Properties, Inc., REIT	26,000	1,260,740
		3,204,823
Utilities (2.8%)
CMS Energy Corp.	11,300	681,955
FirstEnergy Corp.	31,100	1,198,283
NextEra Energy, Inc.	19,500	1,663,935
		3,544,173
		67,373,776
Total Common Stocks		124,021,703

See accompanying Notes to Financial Statements.

14	2021 Annual Report

Statement of Investments (concluded)

October 31, 2021
Aberdeen Dynamic Dividend Fund

	Shares or Principal Amount	Value
PREFERRED STOCKS (1.4%)
SOUTH KOREA (1.4%)
Information Technology (1.4%)
Samsung Electronics Co. Ltd.	32,000	$1,757,952
Total Preferred Stocks		1,757,952
SHORT-TERM INVESTMENT (1.9%)
UNITED STATES (1.9%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (c)	2,493,808	2,493,808
Total Short-Term Investment		2,493,808
Total Investments (Cost $94,646,611) (d)—100.1%		128,273,463
Liabilities in Excess of Other Assets—(0.1)%		(121,436)
Net Assets—100.0%		$128,152,027

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

At October 31, 2021, the Fund's open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Depreciation
United States Dollar/Euro
01/13/2022	Royal Bank of Canada (UK)	USD 3,009,305	EUR 2,600,000	$3,011,319	$(2,014)

See accompanying Notes to Financial Statements.

2021 Annual Report	15

Aberdeen Emerging Markets Fund (Unaudited)

Aberdeen Emerging Markets Fund (Institutional Class shares net of fees) returned 21.45% for the 12-monh reporting period ended October 31, 2021, versus the 16.96% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, during the same period.

Emerging-market (EM) equities posted notable gains over the reporting period, with the exception of China. Stock prices initially rallied on investors' optimism regarding the COVID-19 vaccine rollout, which allowed the reopening of economies worldwide. Upbeat corporate earnings, driven by an e-commerce boom, a multi-year technology upgrading cycle and pent-up infrastructure demand also bolstered investor sentiment. Increasing adoption of climate-change goals by governments globally also fueled interest in clean-energy themes. These positive factors outweighed investors' concerns over supply-chain disruptions caused by a shortage of semiconductors, shipping gridlocks, and an energy crunch. However, the spread of the more contagious Delta variant of COVID-19 capped the stock market gains in some EM economies due to their relatively slower vaccine rollouts.

In China, the government's efforts to promote "common prosperity" led to a tougher regulatory environment for some business models. Stock prices fell as the government increased its focus on sustainable development issues, including: excessive real estate debt, the high cost of living, education, gaming, worker welfare, technology giants' antitrust issues, data-privacy practices and climate change.

Elsewhere in Asia, Indian equities scaled all-time highs despite the country's struggles against a deadly wave of COVID-19 cases in the first half of the reporting period. The Indian government's pro-business policies exceeded the market's expectations and buoyed investor sentiment. Share prices also were lifted by the Indian government's decision not to implement a nationwide lockdown, as this sustained the corporate earnings recovery. The Taiwanese and South Korean markets performed well over the reporting period because of their dominance in the electronics supply chain.

The markets in Latin America and Russia benefited over the reporting period from bullish commodity prices and hopes that massive fiscal stimulus in the U.S. would further boost their exports. Central banks in Brazil, Mexico and Russia began to raise their respective benchmark interest rates in an effort to control inflationary pressures.

The Fund's outperformance relative to its benchmark, the MSCI Emerging Markets Index, for the reporting period was attributable mainly to strong stock selection in the information technology and consumer discretionary sectors. Conversely, the exposure to travel-related stocks, as well as the transportation and automobiles and components subsectors, weighed on Fund performance. Within the regional markets, the Fund's holdings in China were key contributors to performance, while positions in the Netherlands, South Korea, Latin America and Russia also had a positive impact. Conversely, stock selection in South Africa and an underweight allocation to Taiwan detracted from Fund performance for the reporting period.

Given the global chip shortage, demand for foundry operations boosted shares of leading semiconductor companies during the reporting period, including three Fund holdings: multinational technology company Samsung Electronics Co. Ltd., Dutch chip-maker ASML Holding NV, and Taiwan Semiconductor Manufacturing Co. (TSMC). In China, the holdings in power-grid company Nari Technology Co. Ltd., and solar energy company Longi Green Energy Technology Co. enhanced Fund performance due to their alignment to national clean energy objectives. In Russia, natural gas producer and distributor Novatek PJSC benefited from its exposure to soaring spot energy prices and expectations for better valuation of liquefied natural gas (LNG) projects, which form the bedrock of the company's future growth. The Fund's position in Brazilian mining company Vale SA also performed well amid surging iron ore prices.

Conversely, the Fund's education and gaming holdings – New Oriental Education & Technology Group Inc. and Sands China Ltd. – detracted from Fund performance for the reporting period, as both companies were in the crosshairs of the Chinese government's policy tightening.

Regarding key portfolio activity over the reporting period, we initiated holdings in sporting goods maker Li Ning Co. Ltd.; clean energy company Sungrow Power Supply Co. Ltd.; and Yunnan Energy New Material Co. Ltd., a supplier of film, packaging and printing products. We also initiated positions in platinum producer Anglo American Platinum Ltd. (Amplats); electronics manufacturer Hon Hai Precision Industry Co., Ltd.; and conglomerate Grupo Mexico SAB de C.V. Additionally, we initiated a holding in clean energy company Xinjiang Goldwind Science & Technology Co., Ltd., and subsequently exited the position later in the reporting period.

Chinese government regulation in the education sector impaired the investment case for New Oriental Education & Technology to such an extent that we sold the Fund's holding in the company. We exited the Fund's position in Shanghai International Airport Co. Ltd., as its stock price performed poorly due to revisions to its duty-free contract. We also sold the Fund's shares in Ping An Insurance Co. of China Ltd.; online auto retailer Autohome Inc; China Merchants Bank; hotel-chain operator Huazhu Group Ltd.; and Petobras, Brazil's state-owned oil company. Furthermore, the Fund no longer holds global internet company Naspers Ltd. following a recent corporate action in which the majority of the position was exchanged for shares of Prosus NV. We believe that Prosus offers a more attractive valuation opportunity to access the portfolio of technology businesses owned by the company, including internet and technology company Tencent Holdings Ltd.

We initiated more holdings that we believe will benefit from various structural trends, such as the accelerating adoption of 5G, cloud computing, artificial intelligence and the Internet of Things.1 In the hardware segment, we initiated a holding in ASM International NV, a semiconductor wafer equipment maker, and Delta Electronics, a diversified global supplier of electronics components. We established new positions in several software companies, including Globant SA, a

1  The Internet of Things refers to a system of interrelated, internet-connected objects that are able to collect and transfer data over a wireless network without human intervention.

16	2021 Annual Report

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

software and user-experience consultancy which we believe has an upbeat growth outlook as more companies adopt digital solutions. In China, we initiated a holding in GDS Holdings Ltd., one of the largest providers of high-performance internet data centers, as we believe that the company is well-placed to benefit from policies supporting cloud adoption in that country. We also established new positions in several internet-oriented companies, including Kakao Corp., South Korea's top online platform, and Sea Ltd., which operates e-commerce, gaming and fintech platforms that benefit from accelerating digital penetration trends. We also initiated a holding in Russian fintech company TCS Group Holding PLC. Furthermore, we established several new Fund positions outside of the technology sector over the reporting period. In our view, sock exchange operator B3 SA offers attractive exposure to Brazil's rising capital markets penetration. We think that Rumo, Brazil's largest independent railroad operator, has an appealing growth profile. Maruti Suzuki India Ltd., India's largest passenger-vehicle manufacturer, has a dominant market share in the four-wheeler market and, in our view, an unparalleled distribution network. We believe that Zhongsheng Group Holdings Ltd., a major Chinese automotive dealer, benefits from a strong portfolio of premium car brands, recurring cash flows from its after-sales business, and scale2 advantage with its ability to make accretive acquisitions.

Despite China's regulatory agenda related to social equality, data security and environmental sustainability, we believe that the government remains pro-innovation and, in the long term, a greater focus on social equality should put the economy on a more sustainable footing. It is a similar story with the shift in the country's growth model to have less reliance on the property sector. We also feel that the global economic recovery is supported by accelerating COVID-19 vaccination rates that allow an easing of mobility restrictions. In our view, this should mitigate the pockets of inflationary pressure in parts of EMs tied to rising energy prices and near-term supply-chain disruptions. With central banks across EMs on the front foot and external balances3 mostly in good shape, we view the risks associated with the U.S. Federal Reserve's tapering as manageable for most of the EM equities asset class.

We think that valuations in EMs are now looking more supportive and, as stock-pickers, we remain focused on what we believe are attractively valued companies with pricing power and sustainable economic moats4 that drive long-term returns. In our view, EM stocks remain attractive due to the diversity of high-quality companies underpinned by structural growth drivers, including healthy demographics, a growing middle class, and reasonable valuations. We believe that, by maintaining our disciplined, bottom-up investment approach, the Fund's holdings should deliver sustainable returns to shareholders over the longer term.

Portfolio Management:

Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.

Please read the prospectus for more detailed information regarding these and other risks.

2  Companies with scale are able to handle increasing amounts of work or sales in a capable, cost-effective manner.

3  External balance occurs when the money a country brings in from exports is roughly equal to the money it spends on imports.

4  A moat is a competitive advantage that a company has over its peers in the same industry.

2021 Annual Report	17

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2021)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	20.87%	9.41%	5.59%
	w/SC2	13.94%	8.11%	4.96%
Class C	w/o SC	20.16%	8.83%	5.00%
	w/SC3	19.16%	8.83%	5.00%
Class R4	w/o SC	20.68%	9.23%	5.35%
Institutional Service Class[4]	w/o SC	21.29%	9.79%	5.81%
Institutional Class[4]	w/o SC	21.45%	9.93%	6.00%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns before the first offering of Class A, Class C and Class R (May 21, 2012) are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.

2	A 5.75% front-end sales charge was deducted.

3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4	Not subject to any sales charges.

Performance of a $1,000,000* Investment (as of October 31, 2021)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley

Capital International (MSCI) Emerging Markets Index (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2021. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index captures large and mid cap representation across 27 Emerging Markets (EM) countries. With 1,421 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

18	2021 Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Common Stocks	91.2%
Preferred Stocks	9.3%
Short-Term Investment	0.1%
Liabilities in Excess of Other Assets	(0.6%)
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2021.

Top Sectors
Information Technology	29.2%*
Financials	19.6%
Consumer Discretionary	15.8%
Materials	9.4%
Communication Services	7.0%
Industrials	5.9%
Consumer Staples	5.0%
Energy	3.7%
Health Care	2.8%
Real Estate	1.1%
Other	0.5%
100.0%

*	As of October 31, 2021, the Fund's holdings in the Information Technology sector were allocated to four industries: Semiconductors & Semiconductor Equipment (14.3%), Technology Hardware, Storage & Peripherals (8.1%), Electronic Equipment Instruments & Components (3.7%) and Information Technology Services (3.1%).

Top Holdings*
Taiwan Semiconductor Manufacturing Co. Ltd.	8.9%
Samsung Electronics Co. Ltd.	8.0%
Alibaba Group Holding Ltd.	4.2%
Tencent Holdings Ltd.	4.2%
Housing Development Finance Corp. Ltd.	2.9%
Prosus NV	2.5%
LONGi Green Energy Technology Co. Ltd., A Shares	2.4%
LG Chem Ltd.	2.2%
ASML Holding NV	2.1%
Tata Consultancy Services Ltd.	2.1%
Other	60.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	32.9%
Taiwan	12.4%
India	12.3%
South Korea	12.2%
Russia	6.9%
Brazil	5.0%
Mexico	4.6%
Hong Kong	4.1%
Netherlands	3.1%
Indonesia	2.2%
Other	4.3%
100.0%

2021 Annual Report	19

Statement of Investments

October 31, 2021
Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (91.2%)
ARGENTINA (0.4%)
Information Technology (0.4%)
Globant SA (a)	58,402	$18,641,334
AUSTRIA (1.5%)
Materials (1.5%)
Mondi PLC	2,992,503	74,614,016
BRAZIL (3.7%)
Consumer Discretionary (1.0%)
MercadoLibre, Inc. (a)	33,211	49,186,155
Financials (0.5%)
B3 SA – Brasil Bolsa Balcao	11,891,911	25,095,266
Industrials (1.1%)
Rumo SA (a)	9,973,057	28,255,640
WEG SA	4,341,526	28,462,465
		56,718,105
Materials (1.1%)
Vale SA, ADR	4,225,709	53,793,276
		184,792,802
CHINA (32.9%)
Communication Services (4.2%)
Tencent Holdings Ltd.	3,392,100	206,340,740
Consumer Discretionary (13.1%)
Alibaba Group Holding Ltd. (a)	10,172,600	209,175,694
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect) (b)	1,657,603	69,425,036
Li Ning Co. Ltd.	4,212,500	46,485,175
Meituan, B Shares (a)(c)	1,560,400	53,098,243
Midea Group Co. Ltd., A Shares (Stock Connect) (b)	5,054,316	54,215,661
Prosus NV (a)	1,383,961	121,903,409
Shenzhou International Group Holdings Ltd.	3,357,800	72,341,115
Zhongsheng Group Holdings Ltd.	2,097,000	18,907,279
		645,551,612
Consumer Staples (0.7%)
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (b)	121,415	34,646,836
Financials (1.9%)
China Merchants Bank Co. Ltd., H Shares	11,030,000	92,432,927
Health Care (2.8%)
Hangzhou Tigermed Consulting Co. Ltd., A Shares (b)	1,234,495	32,863,511
Hangzhou Tigermed Consulting Co. Ltd., H Shares (c)	200,700	3,914,377
Wuxi Biologics Cayman, Inc. (a)(c)	6,660,000	100,878,700
		137,656,588

	Shares or Principal Amount	Value
Industrials (4.2%)
China Conch Venture Holdings Ltd.	7,463,500	$36,267,726
NARI Technology Co. Ltd., A Shares (Stock Connect) (b)	16,865,176	102,690,750
Sungrow Power Supply Co. Ltd., A Shares (Stock Connect) (b)	2,761,878	70,990,036
		209,948,512
Information Technology (3.0%)
GDS Holdings Ltd. Class A (a)	4,125,300	30,981,161
LONGi Green Energy Technology Co. Ltd., A Shares (b)	7,626,898	116,287,088
		147,268,249
Materials (0.9%)
Yunnan Energy New Material Co. Ltd., A Shares (Stock Connect) (b)	947,675	43,219,667
Real Estate (1.1%)
China Resources Land Ltd.	13,826,000	53,720,483
Utilities (1.0%)
China Resources Gas Group Ltd.	9,370,000	50,339,438
		1,621,125,052
HONG KONG (4.1%)
Consumer Staples (1.0%)
Budweiser Brewing Co. APAC Ltd. (c)	16,750,100	45,942,204
Financials (3.1%)
AIA Group Ltd.	7,557,000	84,691,365
Hong Kong Exchanges & Clearing Ltd.	1,147,565	69,131,273
		153,822,638
		199,764,842
INDIA (12.3%)
Consumer Discretionary (0.5%)
Maruti Suzuki India Ltd.	247,800	24,724,265
Consumer Staples (1.9%)
Hindustan Unilever Ltd.	1,466,819	46,867,226
ITC Ltd.	14,941,054	44,660,455
		91,527,681
Financials (6.3%)
Housing Development Finance Corp. Ltd.	3,763,682	143,335,217
Kotak Mahindra Bank Ltd.	3,341,178	91,372,165
SBI Life Insurance Co. Ltd. (c)	4,894,446	74,965,581
		309,672,963
Information Technology (2.1%)
Tata Consultancy Services Ltd.	2,273,033	103,509,614
Materials (1.5%)
UltraTech Cement Ltd.	748,488	76,552,052
		605,986,575

See accompanying Notes to Financial Statements.

20	2021 Annual Report

Statement of Investments (concluded)

October 31, 2021
Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
INDONESIA (2.2%)
Financials (2.2%)
Bank Central Asia Tbk PT	111,265,000	$58,834,407
Bank Rakyat Indonesia Persero Tbk PT	165,219,844	49,596,294
		108,430,701
MACAO (0.6%)
Consumer Discretionary (0.6%)
Sands China Ltd. (a)	12,240,800	27,898,914
MEXICO (4.6%)
Consumer Staples (1.4%)
Fomento Economico Mexicano SAB de CV, ADR	822,096	67,568,070
Financials (1.5%)
Grupo Financiero Banorte SAB de CV, Class O	11,847,619	74,890,671
Industrials (0.6%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	1,574,556	31,806,980
Materials (1.1%)
Grupo Mexico SAB de CV, Class B	12,420,764	54,429,829
		228,695,550
NETHERLANDS (3.1%)
Information Technology (3.1%)
ASM International NV	100,160	45,330,872
ASML Holding NV	129,188	105,016,874
		150,347,746
PHILIPPINES (0.5%)
Financials (0.5%)
Bank of the Philippine Islands	13,044,794	22,500,393
POLAND (0.6%)
Consumer Discretionary (0.6%)
Allegro.eu SA (a)(c)	2,562,219	28,976,808
RUSSIA (6.9%)
Communication Services (0.9%)
Yandex N.V., Class A (a)	557,273	46,164,495
Energy (3.7%)
LUKOIL PJSC, ADR	819,012	83,563,794
Novatek PJSC	3,856,599	98,218,528
		181,782,322
Financials (2.3%)
Sberbank of Russia PJSC	13,275,138	66,651,294
TCS Group Holding PLC, GDR	448,574	46,057,081
		112,708,375
		340,655,192
SOUTH AFRICA (1.2%)
Materials (1.2%)
Anglo American Platinum Ltd.	602,684	60,895,744

	Shares or Principal Amount	Value
SOUTH KOREA (4.2%)
Communication Services (0.5%)
Kakao Corp.	210,570	$22,654,046
Information Technology (1.6%)
Samsung SDI Co. Ltd.	124,148	78,328,427
Materials (2.1%)
LG Chem Ltd.	147,632	105,934,068
		206,916,541
TAIWAN (12.4%)
Communication Services (1.4%)
Sea Ltd., ADR (a)	194,151	66,704,459
Information Technology (11.0%)
Delta Electronics, Inc.	5,651,000	49,883,492
Hon Hai Precision Industry Co. Ltd.	14,107,000	54,457,789
Taiwan Semiconductor Manufacturing Co. Ltd.	20,602,017	437,180,772
		541,522,053
		608,226,512
Total Common Stocks		4,488,468,722
PREFERRED STOCKS (9.3%)
BRAZIL (1.3%)
Financials (1.3%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	17,179,279	60,127,477
SOUTH KOREA (8.0%)
Information Technology (8.0%)
Samsung Electronics Co. Ltd.	7,172,484	394,027,539
Total Preferred Stocks		454,155,016
SHORT-TERM INVESTMENT (0.1%)
UNITED STATES (0.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (d)	6,077,284	6,077,284
Total Short-Term Investment		6,077,284
Total Investments (Cost $3,710,230,800) (e)—100.6%		4,948,701,022
Liabilities in Excess of Other Assets—(0.6)%		(27,248,103)
Net Assets—100.0%		$4,921,452,919

(a)	Non-income producing security.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

2021 Annual Report	21

Aberdeen Emerging Markets Sustainable Leaders Fund (Unaudited)

The Aberdeen Emerging Markets Sustainable Leaders Fund (Institutional Class shares net of fees) returned 20.06% for the 12-month reporting period ended October 31, 2021, versus the 16.96% return of its benchmark, the MSCI Emerging Markets Index (net dividends).

Emerging-market (EM) equities posted notable gains over the reporting period, with the exception of China. Stock prices initially rallied on investors' optimism regarding the COVID-19 vaccine rollout, which allowed the reopening of economies worldwide. Upbeat corporate earnings, driven by an e-commerce boom, a multi-year technology upgrading cycle and pent-up infrastructure demand also bolstered investor sentiment. Increasing adoption of climate-change goals by governments globally also fueled interest in clean-energy themes. These positive factors outweighed investors' concerns over supply-chain disruptions caused by a shortage of semiconductors, shipping gridlocks, and an energy crunch. However, the spread of the more contagious Delta variant of COVID-19 capped the stock market gains in some EM economies due to their relatively slower vaccine rollouts.

In China, the government's efforts to promote "common prosperity" led to a tougher regulatory environment for some business models. Stock prices fell as the government increased its focus on sustainable development issues, including: excessive real estate debt, the high cost of living, education, gaming, worker welfare, technology giants' antitrust issues, data-privacy practices and climate change.

Elsewhere in Asia, Indian equities scaled all-time highs despite the country's struggles against a deadly wave of COVID-19 cases in the first half of the reporting period. The Indian government's pro-business policies exceeded the market's expectations and buoyed investor sentiment. Share prices also were lifted by the Indian government's decision not to implement a nationwide lockdown, as this sustained the corporate earnings recovery. The Taiwanese and South Korean markets performed well over the reporting period because of their dominance in the electronics supply chain.

The markets in Latin America and Russia benefited over the reporting period from bullish commodity prices and hopes that massive fiscal stimulus in the U.S. would further boost their exports. Central banks in Brazil, Mexico and Russia began to raise their respective benchmark interest rates in an effort to control inflationary pressures.

The Fund's outperformance relative to its benchmark, the MSCI Emerging Markets Index, for the reporting period was attributable mainly to strong stock selection in the information technology, consumer discretionary, industrials and financials sectors. Conversely, underweight exposure to the energy sector weighed on Fund performance. The holdings in China were the main contributors to Fund performance for the reporting period, and positions in the Netherlands and Kazakhstan, which are not constituents of the benchmark MSCI Emerging Markets Index, also had a positive impact. Conversely, positions in the UK, Brazil and South Africa, as well as the underweight to Taiwan, hampered Fund performance for the reporting period.

Given the global chip shortage, demand for foundry operations boosted shares of the Fund's holdings in semiconductor manufacturers ASML Holding NV, ASM International NV, and Taiwan Semiconductor Manufacturing Co. (TSMC).

In China, the Fund's holdings in power grid company Nari Technology Co. Ltd., and solar energy company Longi Green Energy Technology Co. enhanced performance for the reporting period due to their alignment to national clean energy objectives. Conversely, the Fund's holding in property developer China Vanke Co. Ltd. detracted from performance due to the Chinese government's regulatory crackdown on excessive debt in the property sector.

In Russia, financial stocks recovered over the reporting period after declining earlier in the COVID-19 pandemic on investors' concerns that the heightened credit risk amid a low-interest-rate environment would hurt lenders' profits. The Fund's holding in Sberbank of Russia PJSC contributed to performance, and its outlook was further boosted when the Central Bank of the Russian Federation began to raise interest rates. Conversely, the absence of a position in state-owned oil and gas company Gazprom PJSC weighed on Fund performance amid the strong run-up in oil prices during the reporting period. Finally, the Fund's holding in Kazakhstan-based fintech firm Kaspi also contributed positively to performance for the reporting period.

In Poland, shares of the Fund's holding in online retailer Allegro pl moved lower over the reporting period on investors' worries about increasing competition. Southeast Asia-based Shopee pl (which the Fund does not hold) made its debut in Europe via Poland in October 2021, while U.S.-based online retailing giant Amazon.com Inc. launched its Prime service in the country in March 2021. Nonetheless, we believe that Allegro is positioned well to resist further competition in Polish e-commerce. Parcel delivery company InPost SA's June 2021 quarterly results fell short of the company's forecasts. While some investors worried about the impact of Amazon and Shopee into Poland on competitive dynamics, we view InPost as being aligned to the growth of these two e-commerce companies and Allegro.

In the first half of the reporting period, with a shift in the Fund's focus towards EM companies, we exited positions in companies that no longer fit the mandate and reinvested the proceeds into EM holdings, including TSMC; speciality chemicals producer LG Chem Ltd.; and Samsung Electronics Co. Ltd., a manufacturer of consumer electronics. These companies have a record of delivering strong stock-price returns and, in our view, meet the Fund's high environmental, social and governance (ESG) standards. Other new holdings included InPost; paints and coatings maker Asian Paints Ltd.; environmental protection solutions China Conch Venture Holdings Ltd.; Mondi plc, a provider of sustainable packaging and paper solutions; enterprise resource planning software company Logo Yazilim Sanayi Ve Ticaret AS; ASM International NV, a semiconductor wafer equipment maker; fintech company Kaspi KZ JSC; electronics manufacturer Hon Hai Precision Industry Co., Ltd; Centre Testing International Group Co. Ltd., a provider of testing and inspecting services for industrial

22	2021 Annual Report

Aberdeen Emerging Markets Sustainable Leaders Fund (Unaudited) (continued)

products and consumer products.; clean energy company Sungrow Power Supply Co. Ltd.; Zhongsheng Group Holdings Ltd., a major Chinese automotive dealer; and financial services company Santander Chile Holding SA.., We exited the Fund's positions in robotics company Headhunter Ltd.; e-commerce company Baozun Inc.; Brazilian stock exchange operator B3 SA; enterprise software company Kingdee International Software Group Ltd.; and property developer China Resources Land Ltd.

In the second half of the reporting period, we exited the Fund's position in education services provider New Oriental Education & Technology Group Inc. before news of the government's overhaul of China's private education sector hampered the company's business model. We sold the Fund's shares in online food-delivery service Delivery Hero SE as we felt that, even after our meeting with management regarding labor risk in the gig economy across the markets in which it operates, the company was not taking a leadership position on the issue. Similarly, we exited the Fund's position in online delivery service provider Meituan in light of our higher expectations for social and governance responsibilities around gig economy workers in China. We sold the holding in Grupo Aeroportuario Centro Norte (OMA) as our engagement with the airport operator raised our concerns that the company was not sufficiently proactive in its management of climate risks inherent in its business. We also exited the Fund's position in Ping An Insurance Co. of China Ltd. and online auto retailer Autohome Inc. Additionally, as of the end of the reporting period, the Fund no longer had a position in global internet company Naspers Ltd. following a recent corporate action in which the majority of the position was exchanged for Prosus NV. We believe that Prosus offers a more attractive valuation opportunity to access the portfolio of technology businesses owned by the group, including internet and technology company Tencent Holdings Ltd.

In the second half of the reporting period, we initiated holdings in Vitasoy International Holdings Ltd.; Nanjing Estun Automation Co., Ltd.; Contemporary Amperex Technology Co. Ltd,; Kakao Corp., Sea Ltd.; Aegis Logistics Ltd.; and Renew Energy Global plc.

In our view, China-based Vitasoy International has a high-quality branded consumer business. The company has expanded its business as the Chinese market has seen increased adoption of branded soy products and a preference for domestic brands. Nanjing Estun Automation is a leading Chinese robotics manufacturer which, in our view, is poised to benefit from a multi-year domestic automation growth trend. Contemporary Amperex Technology is a Chinese battery manufacturer with exposure to growing demand for electric vehicles and storage solutions within the renewable energy industry. In our opinion, South Korea's Kakao Corp. provides high-quality exposure to diversified technology businesses, and has demonstrated effective management of ESG risks. Elsewhere, Sea Ltd. operates e-commerce, gaming and fintech platforms that are benefiting from robust digital penetration growth trends. We feel that India-based Aegis Logistics provides the Fund with good-quality exposure to gas businesses supportive of climate transition challenges in the country. In our view, Renew Energy Global is an attractive renewables developer benefiting from the increased focus on renewables investment.

Despite China's regulatory agenda related to social equality, data security and environmental sustainability, we believe that the government remains pro-innovation and, in the long term, a greater focus on social equality should put the economy on a more sustainable footing. It is a similar story with the shift in the country's growth model to have less reliance on the property sector. We also feel that the global economic recovery is supported by accelerating COVID-19 vaccination rates that allow an easing of mobility restrictions. In our view, this should mitigate the pockets of inflationary pressure in parts of EMs tied to rising energy prices and near-term supply-chain disruptions. With central banks across EMs on the front foot and external balances1 mostly in good shape, we view the risks associated with the U.S. Federal Reserve's tapering as manageable for most of the EM equities asset class.

We think that valuations in EMs are now looking more supportive and, as stock-pickers, we remain focused on what we believe are attractively valued companies with pricing power and sustainable economic moats2 that drive long-term returns. In our view, EM stocks remain attractive due to the diversity of high-quality companies underpinned by structural growth drivers, including healthy demographics, a growing middle class, and reasonable valuations. We believe that, by maintaining our disciplined, bottom-up investment approach, the Fund's holdings should deliver sustainable returns to shareholders over the longer term.

Effective December 1, 2020, the Aberdeen International Equity Fund changed its name to Aberdeen Emerging Markets Sustainable Leaders Fund and changed its principal investment strategies. The Fund seeks to achieve its investment objective of long-term capital appreciation by investing in equity securities of emerging market companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (ESG) risks and opportunities in accordance with the Adviser's criteria.

Portfolio Management:

Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

1  External balance occurs when the money a country brings in from exports is roughly equal to the money it spends on imports.

2  A moat is a competitive advantage that a company has over its peers in the same industry.

2021 Annual Report	23

Aberdeen Emerging Markets Sustainable Leaders Fund (Unaudited) (concluded)

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

The Fund's "Sustainable Leaders" strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund's Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.

The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.

Please read the prospectus for more detailed information regarding these and other risks.

24	2021 Annual Report

Aberdeen Emerging Markets Sustainable Leaders Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2021)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	19.65%	9.39%	5.38%
	w/ SC2	12.77%	8.11%	4.76%
Class C	w/o SC	18.86%	8.69%	4.67%
	w/SC3	17.86%	8.69%	4.67%
Class R4	w/o SC	19.29%	9.10%	5.09%
Institutional Service Class[4]	w/o SC	20.02%	9.76%	5.65%
Institutional Class[4]	w/o SC	20.06%	9.80%	5.74%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment strategies effective December 1, 2020. Performance information for periods prior to December 1, 2020 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen International Equity Fund to Aberdeen Emerging Markets Sustainable Leaders Fund. Please consult the Fund's prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2021)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Sustainable Leaders Fund, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net Dividends), the MSCI All Country World ex-US Index (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ending October 31, 2021. Effective December 1, 2020, the MSCI Emerging Markets Index (Net Dividends) replaced the MSCI All Country Word ex U.S. Index (Net Dividends) as the Fund's primary benchmark in connection with the Fund's change in investment strategy. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index captures large and mid cap representation across 27 Emerging Markets (EM) countries. With 1,424 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI ACWI ex US Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 27 Emerging Markets (EM) countries. With 2,359 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2021 Annual Report	25

Aberdeen Emerging Markets Sustainable Leaders Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Common Stocks	90.1%
Preferred Stocks	9.0%
Short-Term Investment	0.4%
Other Assets in Excess of Liabilities	0.5%
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2021.

Top Sectors
Information Technology	30.9%*
Financials	19.8%
Consumer Discretionary	11.9%
Industrials	10.0%
Communication Services	6.7%
Consumer Staples	5.2%
Materials	4.8%
Health Care	4.1%
Real Estate	2.9%
Utilities	2.2%
Other	1.5%
100.0%

*	As of October 31, 2021, the Fund's holdings in the Information Technology sector were allocated to Five industries: Semiconductors & Semiconductor Equipment (13.6%), Technology Hardware, Storage & Peripherals (7.7%), Electronic Equipment Instruments & Components (4.2%), Information Technology Services (3.3%) and Software (2.1%).

Top Holdings*
Taiwan Semiconductor Manufacturing Co. Ltd.	8.7%
Samsung Electronics Co. Ltd.	7.8%
Alibaba Group Holding Ltd.	4.8%
Tencent Holdings Ltd.	4.5%
Sberbank of Russia PJSC, ADR	3.5%
Housing Development Finance Corp. Ltd.	2.9%
LONGi Green Energy Technology Co. Ltd., A Shares	2.3%
Grupo Financiero Banorte SAB de CV, Class O	2.3%
Tata Consultancy Services Ltd.	2.2%
LG Chem Ltd.	2.1%
Other	58.9%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	31.5%
Taiwan	12.8%
South Korea	12.3%
India	12.3%
Brazil	5.6%
Russia	4.8%
Mexico	3.9%
Hong Kong	3.8%
Netherlands	2.6%
Indonesia	2.1%
Other	8.3%
100.0%

26	2021 Annual Report

Statement of Investments

October 31, 2021
Aberdeen Emerging Markets Sustainable Leaders Fund

	Shares or Principal Amount	Value
COMMON STOCKS (90.1%)
AUSTRIA (1.6%)
Materials (1.6%)
Mondi PLC	136,695	$ 3,408,305
BRAZIL (4.4%)
Consumer Discretionary (1.1%)
MercadoLibre, Inc. (a)	1,673	2,477,746
Health Care (0.4%)
Notre Dame Intermedica Participacoes SA	78,800	896,096
Industrials (2.0%)
Rumo SA (a)	747,900	2,118,948
WEG SA	335,080	2,196,740
		4,315,688
Real Estate (0.9%)
Multiplan Empreendimentos Imobiliarios SA	571,932	1,876,782
		9,566,312
CHILE (0.5%)
Financials (0.5%)
Banco Santander Chile, ADR	65,300	1,157,116
CHINA (31.5%)
Communication Services (4.4%)
Tencent Holdings Ltd.	158,700	9,653,688
Consumer Discretionary (9.4%)
Alibaba Group Holding Ltd. (a)	503,700	10,357,411
Midea Group Co. Ltd., A Shares (Stock Connect) (b)	266,329	2,856,806
Prosus NV (a)	48,719	4,291,315
Zhongsheng Group Holdings Ltd.	313,000	2,822,116
		20,327,648
Financials (2.0%)
China Merchants Bank Co. Ltd., H Shares	509,000	4,265,490
Health Care (2.9%)
Hangzhou Tigermed Consulting Co. Ltd., H Shares (c)	105,500	2,057,632
Wuxi Biologics Cayman, Inc. (a)(c)	284,000	4,301,735
		6,359,367
Industrials (7.4%)
Centre Testing International Group Co. Ltd., A Shares (Stock Connect) (b)	494,580	2,131,964
China Conch Venture Holdings Ltd.	726,500	3,530,315
Contemporary Amperex Technology Co. Ltd., A Shares (b)	19,800	1,983,406
Estun Automation Co. Ltd., A Shares (b)	516,000	2,136,429
Sungrow Power Supply Co. Ltd., A Shares (Stock Connect) (b)	148,542	3,818,055
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares	1,052,800	2,354,370
		15,954,539

	Shares or Principal Amount	Value
Information Technology (4.6%)
GDS Holdings Ltd. Class A (a)	213,800	$ 1,605,646
GDS Holdings Ltd., ADR (a)	12,700	754,380
Glodon Co. Ltd., A Shares (b)	219,840	2,552,009
LONGi Green Energy Technology Co. Ltd., A Shares (b)	330,305	5,036,151
		9,948,186
Real Estate (0.8%)
China Vanke Co. Ltd., H Shares	705,700	1,648,818
		68,157,736
HONG KONG (3.8%)
Consumer Staples (1.0%)
Vitasoy International Holdings Ltd.	872,000	2,101,926
Financials (2.8%)
AIA Group Ltd.	258,300	2,894,770
Hong Kong Exchanges & Clearing Ltd.	54,800	3,301,246
		6,196,016
		8,297,942
INDIA (12.3%)
Consumer Staples (1.3%)
Hindustan Unilever Ltd.	87,451	2,794,200
Energy (0.6%)
Aegis Logistics Ltd.	492,000	1,392,604
Financials (4.2%)
Housing Development Finance Corp. Ltd.	165,857	6,316,461
Kotak Mahindra Bank Ltd.	102,574	2,805,121
		9,121,582
Health Care (0.8%)
Syngene International Ltd. (a)(c)	231,219	1,678,112
Information Technology (2.2%)
Tata Consultancy Services Ltd.	103,337	4,705,771
Materials (1.0%)
Asian Paints Ltd.	49,547	2,058,625
Utilities (2.2%)
Power Grid Corp. of India Ltd.	1,413,503	3,513,590
ReNew Energy Global PLC, Class A (a)(d)	125,900	1,252,705
		4,766,295
		26,517,189
INDONESIA (2.1%)
Consumer Discretionary (0.8%)
Ace Hardware Indonesia Tbk PT	16,492,300	1,643,565
Financials (1.3%)
Bank Central Asia Tbk PT	5,317,500	2,811,774
		4,455,339

See accompanying Notes to Financial Statements.

2021 Annual Report	27

Statement of Investments (concluded)

October 31, 2021
Aberdeen Emerging Markets Sustainable Leaders Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
KAZAKHSTAN (2.0%)
Financials (2.0%)
Kaspi.KZ JSC., GDR (c)(e)	30,177	$ 4,375,665
MEXICO (3.9%)
Consumer Staples (1.6%)
Arca Continental SAB de CV	587,300	3,574,634
Financials (2.3%)
Grupo Financiero Banorte SAB de CV, Class O	784,966	4,961,894
		8,536,528
NETHERLANDS (2.6%)
Information Technology (2.6%)
ASM International NV	5,740	2,597,835
ASML Holding NV	3,699	3,006,916
		5,604,751
PHILIPPINES (1.2%)
Real Estate (1.2%)
Ayala Land, Inc.	3,592,100	2,501,145
POLAND (1.2%)
Consumer Discretionary (0.6%)
Allegro.eu SA (a)(c)	108,570	1,227,847
Industrials (0.6%)
InPost SA (a)	100,445	1,434,132
		2,661,979
RUSSIA (4.8%)
Consumer Staples (1.3%)
X5 Retail Group NV, GDR	76,300	2,597,252
X5 Retail Group NV, GDR	7,580	258,220
		2,855,472
Financials (3.5%)
Sberbank of Russia PJSC, ADR	375,935	7,547,352
		10,402,824
SOUTH KOREA (4.5%)
Communication Services (0.8%)
Kakao Corp.	16,300	1,753,626
Information Technology (1.5%)
Samsung SDI Co. Ltd.	5,233	3,301,645
Materials (2.2%)
LG Chem Ltd.	6,504	4,666,977
		9,722,248
TAIWAN (12.8%)
Communication Services (1.5%)
Sea Ltd., ADR (a)	9,040	3,105,873

	Shares or Principal Amount	Value
Information Technology (11.3%)
Chroma ATE, Inc.	391,000	$ 2,553,375
Hon Hai Precision Industry Co. Ltd.	825,000	3,184,779
Taiwan Semiconductor Manufacturing Co. Ltd.	885,000	18,779,956
		24,518,110
		27,623,983
TURKEY (0.9%)
Information Technology (0.9%)
Logo Yazilim Sanayi Ve Ticaret AS	455,000	2,011,390
Total Common Stocks		195,000,452
PREFERRED STOCKS (9.0%)
BRAZIL (1.2%)
Financials (1.2%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	764,401	2,675,404
SOUTH KOREA (7.8%)
Information Technology (7.8%)
Samsung Electronics Co. Ltd.	305,862	16,802,833
Total Preferred Stocks		19,478,237
SHORT-TERM INVESTMENT (0.4%)
UNITED STATES (0.4%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (f)	924,957	924,957
Total Short-Term Investment		924,957
Total Investments (Cost $201,540,886) (g)—99.5%		215,403,646
Other Assets in Excess of Liabilities—0.5%		995,987
Net Assets—100.0%		$216,399,633

(a)	Non-income producing security.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	All or a portion of the securities are on loan. The total value of all securities on loan is $99,000. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(j) of the accompanying Notes to Financial Statements.
(e)	Illiquid security.
(f)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

28	2021 Annual Report

Aberdeen Global Equity Fund (Unaudited)

Aberdeen Global Equity Fund (Institutional Class shares net of fees) returned 37.99% for the 12-month reporting period ended October 31, 2021, versus the 37.28% return of its benchmark, the MSCI AC World Index (net dividends), during the same period.

Major global equity market indices moved sharply higher despite bouts of significant market volatility over the 12-month period ended October 31, 2021. Supportive monetary and fiscal policies were prevalent over the period. The U.S. Federal Reserve (Fed) maintained the federal funds rate at near 0% throughout the reporting period, while providing support through its bond-buying program. Elsewhere, the European Central Bank ramped up its original €1.35 trillion (US$1.57 trillion) stimulus plan to €1.85 trillion (US$2.15 trillion) in December 2020. The U.S. Congress passed two additional stimulus packages during the reporting period, with a cumulative total of roughly $2.8 trillion. In August 2021, the U.S. Senate passed the $1 trillion infrastructure deal.

At the beginning of the reporting period in November 2020, news of three major COVID-19 vaccines buoyed investor sentiment. This persisted through to the end of 2020 due to the launch of vaccination programs, the approval of stimulus packages, and the UK and the European Union reaching a Brexit trade deal.

Momentum stalled in January and February 2021, as global bond markets experienced a significant selloff, spurring worries that this could impact the fragile global recovery. The downturn in bond markets also had a negative impact on equities. However, stock markets resumed their upward momentum, driven by economic optimism, vaccine rollouts, central banks' continued accommodative monetary policies, and a strong corporate earnings reporting season. The MSCI AC World Index reached a record high in August 2021, but sold off in September amid investors' growing concerns over inflation and possible interest-rate hikes from central banks. Uneasiness about the global economy led to a selloff across most equity markets across the globe. In October 2021, upbeat company results, along with comments that demand remained strong, eased investors' concerns about stagflation,* supply-chain pressures, spiraling energy prices and higher interest rates.

The Fund's performance relative to the benchmark MSCI AC World Index for the reporting period benefited from the position in ASML Holding NV. The Dutch semiconductor equipment manufacturer's stock price advanced after it posted better-than-expected results on good demand as microchip makers ramped up their production capacities. Shares of Deere & Co., a U.S.-based heavy machinery manufacturer, also moved higher as the company posted generally better-than-expected earnings over the reporting period. Deere & Co. is seeing rising demand for farm and construction machines, which prompted management to increase its earnings forecasts. We subsequently exited the Fund's position in the company in June 2021 following a period of strong share-price performance. The lack of exposure to Alibaba Group Holding Ltd. also enhanced Fund performance. Shares of the Chinese e-commerce giant lagged the broader market after the Chinese government announced a crackdown on internet- and technology-related companies.

The Fund's position in Tencent Holdings Ltd. weighed on Fund performance for the reporting period. Shares of the China-based online gaming company declined due to the Chinese government's regulatory crackdown amid ongoing antitrust probes into the country's major technology companies. However, we believe that the company should remain relatively intact through these regulatory changes and strong demand from its mobile gaming business should cushion any potential revenue shortfall. Shares of the Fund's holding in payment services provider Fidelity National Information Services Inc. moved lower after the company disappointed investors with its profit outlook for the medium term. Finally, the absence of a position in Tesla Inc. detracted from Fund performance as the electric vehicle (EV) manufacturer and renewable energy company announced record-high earnings for the second and third quarters of its 2021 fiscal year.

New positions that we initiated in the Fund during the reporting period included Raia Drogasil SA; AbbVie Inc.; Las Vegas Sands Corp.; Zurich Insurance Co. Ltd.; Novo Nordisk A/S; Goodman Group; Dechra Pharmaceuticals PLC; and Genus plc.

Raia Drogasil is a Brazil-based retail pharmacy with solid brand recognition. AbbVie is a U.S. biopharmaceutical company which, in our view, has taken positive steps to reduce the adverse effect of the patent expiry on Humira, its hugely successful, rheumatoid arthritis treatment drug. We believe that casino operator Las Vegas Sands should offer a long-term growth opportunity when consumer spending and travel normalize after the COVID-19 pandemic ends. Zurich Insurance has delivered on financial and operational improvements ahead of schedule. Denmark-based pharmaceutical firm Novo Nordisk is a leader in diabetes treatments. We think that Goodman Group, an industrial-property developer, should benefit from attractive long-term structural growth opportunities. In our view, Dechra Pharmaceuticals is well positioned in the animal healthcare market. Genus is a world-leading animal genetics company that we believe should benefit from rising demand for sustainably sourced protein.

During the reporting period, we exited several positions as we focused on what we believed were better opportunities elsewhere. We also sold the Fund's shares in holdings that we felt had limited valuation upside or had performed particularly well. These included healthcare services provider Sysmex Corp; First Republic Bank; financial information services provider Experian Corp.; contract research organization PRA Health Sciences Inc.; and online travel services company Booking Holdings Inc.

From our conversations with various industry participants, it appears that some of the supply bottlenecks emanating from manufacturing hubs in Asia are now easing. Some raw material costs, noticeably metals, are also lessening due to a mix of government price caps and demand slowdown.

*  Stagflation refers to an economic environment of stagnant activity and accelerating inflation.

2021 Annual Report	29

Aberdeen Global Equity Fund (Unaudited) (concluded)

In the U.S. and Western Europe, we await the effect of the withdrawal of government support programs on labor participation. We feel that these factors suggest that, as we head towards the end of 2021, pressure on the supply chain could begin to moderate. Overall, we believe that equity market performance may be tempered by gradual monetary policy normalization from central banks and the potential impact of increased taxation.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks.

Please read the prospectus for more detailed information regarding these and other risks.

30	2021 Annual Report

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2021)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	37.55%	12.82%	8.20%
	w/ SC1	29.60%	11.50%	7.56%
Class C	w/o SC	36.67%	12.10%	7.50%
	w/ SC2	35.67%	12.10%	7.50%
Class R3	w/o SC	37.08%	12.40%	7.85%
Institutional Service Class[3,4]	w/o SC	37.88%	13.13%	8.54%
Institutional Class[3]	w/o SC	37.99%	13.17%	8.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	A 5.75% front-end sales charge was deducted.
2	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
3	Not subject to any sales charges.
4	Returns before the first offering of the Institutional Service Class (December 19, 2011) are based on the previous performance of the Fund's Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.

Performance of a $10,000 Investment (as of October 31, 2021)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net Dividends)

and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2021. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 25 Emerging Markets (EM) countries. With 2,900 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2021 Annual Report    31

Aberdeen Global Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Common Stocks	97.2%
Short-Term Investment	3.4%
Liabilities in Excess of Other Assets	(0.6%)
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2021.

Top Sectors
Consumer Staples	18.6%
Information Technology	18.5%
Health Care	16.3%
Financials	14.2%
Consumer Discretionary	12.5%
Communication Services	6.3%
Materials	5.1%
Industrials	4.5%
Real Estate	1.2%
Other	2.8%
100.0%

Top Holdings*
Microsoft Corp.	4.2%
Alphabet, Inc., Class A	3.5%
AIA Group Ltd.	3.4%
Nestle SA	3.3%
Keyence Corp.	3.1%
Intercontinental Exchange, Inc.	3.1%
NIKE, Inc., Class B	3.1%
Diageo PLC	3.0%
Visa, Inc., Class A	3.0%
AstraZeneca PLC	3.0%
Other	67.3%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	48.2%
United Kingdom	11.7%
Switzerland	6.5%
Netherlands	5.2%
Japan	4.6%
Hong Kong	3.4%
Denmark	3.4%
Taiwan	2.8%
China	2.8%
France	2.8%
Other	8.6%
100.0%

32    2021 Annual Report

Statement of Investments

October 31, 2021

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.2%)
AUSTRALIA (2.2%)
Health Care (1.0%)
CSL Ltd.	1,390	$316,281
Real Estate (1.2%)
Goodman Group, REIT	21,200	351,006
		667,287
BRAZIL (1.0%)
Consumer Staples (1.0%)
Raia Drogasil SA	74,500	306,907
CHINA (2.8%)
Communication Services (2.8%)
Tencent Holdings Ltd.	14,200	863,783
DENMARK (3.4%)
Health Care (3.4%)
Genmab AS (a)	1,000	449,252
Novo Nordisk AS, Class B	5,400	592,136
		1,041,388
FRANCE (2.8%)
Consumer Discretionary (2.8%)
LVMH Moet Hennessy Louis Vuitton SE	1,100	862,534
HONG KONG (3.4%)
Financials (3.4%)
AIA Group Ltd.	93,900	1,052,338
INDIA (2.2%)
Financials (2.2%)
Housing Development Finance Corp. Ltd.	17,700	674,083
JAPAN (4.6%)
Information Technology (3.1%)
Keyence Corp.	1,600	965,783
Materials (1.5%)
Shin-Etsu Chemical Co. Ltd.	2,600	463,666
		1,429,449
NETHERLANDS (5.2%)
Consumer Staples (2.5%)
Heineken NV	7,000	774,823
Information Technology (2.7%)
ASML Holding NV	1,020	829,158
		1,603,981
SINGAPORE (1.8%)
Financials (1.8%)
Oversea-Chinese Banking Corp. Ltd.	65,117	569,241
SWEDEN (2.0%)
Industrials (2.0%)
Atlas Copco AB, A Shares	9,400	605,348

	Shares or Principal Amount	Value
SWITZERLAND (6.5%)
Consumer Staples (3.3%)
Nestle SA	7,700	$1,015,685
Financials (1.7%)
Zurich Insurance Group AG	1,150	509,703
Health Care (1.5%)
Roche Holding AG	1,220	472,621
		1,998,009
TAIWAN (2.8%)
Information Technology (2.8%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,600	864,120
UNITED KINGDOM (11.7%)
Consumer Staples (3.0%)
Diageo PLC	18,800	935,332
Health Care (6.6%)
Abcam PLC (a)	20,900	473,089
AstraZeneca PLC	7,400	925,750
Dechra Pharmaceuticals PLC	4,500	315,314
Genus PLC	4,300	326,076
		2,040,229
Materials (2.1%)
Croda International PLC	4,940	639,387
		3,614,948
UNITED STATES (44.8%)
Communication Services (3.5%)
Alphabet, Inc., Class A (a)	360	1,065,931
Consumer Discretionary (9.7%)
Amazon.com, Inc. (a)	270	910,556
Las Vegas Sands Corp. (a)	11,000	426,910
NIKE, Inc., Class B	5,700	953,553
TJX Cos., Inc. (The)	10,800	707,292
		2,998,311
Consumer Staples (8.8%)
Costco Wholesale Corp.	1,260	619,341
Estee Lauder Cos., Inc. (The), Class A	2,300	745,959
PepsiCo, Inc.	4,750	767,600
Procter & Gamble Co. (The)	4,100	586,259
		2,719,159
Financials (5.1%)
CME Group, Inc.	2,800	617,540
Intercontinental Exchange, Inc.	6,900	955,374
		1,572,914
Health Care (3.8%)
AbbVie, Inc.	3,700	424,279
Boston Scientific Corp. (a)	17,400	750,462
		1,174,741

See accompanying Notes to Financial Statements.

2021 Annual Report    33

Statement of Investments (concluded)

October 31, 2021
Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Industrials (2.5%)
Schneider Electric SE	4,490	$ 774,157
Information Technology (9.9%)
Autodesk, Inc. (a)	1,800	571,698
Fidelity National Information Services, Inc.	2,400	265,776
Microsoft Corp.	3,900	1,293,318
Visa, Inc., Class A	4,400	931,788
		3,062,580
Materials (1.5%)
Linde PLC	1,400	446,880
		13,814,673
Total Common Stocks		29,968,089

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (3.4%)
UNITED STATES (3.4%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (b)	1,051,627	$ 1,051,627
Total Short-Term Investment		1,051,627
Total Investments (Cost $20,544,185) (c)—100.6%		31,019,716
Liabilities in Excess of Other Assets—(0.6)%		(181,718)
Net Assets—100.0%		$30,837,998

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

34    2021 Annual Report

Aberdeen Global Infrastructure Fund (Unaudited)

Aberdeen Global Infrastructure Fund (Institutional Class shares net of fees) returned 31.43% for the 12-month reporting period ended October 31, 2021, versus the 37.28% return of its primary benchmark, the MSCI All Country (AC) World Index (net dividends), and the 27.93% return of its secondary benchmark, the S&P Global Infrastructure Index (net dividends), during the same period.

Major global equity market indices moved sharply higher despite bouts of significant volatility over the 12-month period ended October 31, 2021. Supportive monetary and fiscal policies from governments around the globe were prevalent over the period. The U.S. Federal Reserve maintained the federal funds rate at near 0% throughout the reporting period, while providing support through its bond-buying program. Elsewhere, the European Central Bank ramped up its original €1.35 trillion (US$1.57 trillion) stimulus plan to €1.85 trillion (US$2.15 trillion) in December 2020. The U.S. Congress passed two additional stimulus packages during the reporting period, with a cumulative total of roughly $2.8 trillion. In August 2021, the U.S. Senate passed the $1 trillion infrastructure deal.

At the beginning of the reporting period in November 2020, news of three major COVID-19 vaccines buoyed investor sentiment. This persisted through to the end of 2020 due to the launch of vaccination programs, the approval of stimulus packages, and the UK and the European Union reaching a Brexit trade deal.

Momentum stalled in January and February 2021, as global bond markets experienced a significant selloff, spurring worries that this could impact the fragile global recovery. The downturn in bond markets also had a negative impact on equities. However, stock markets resumed their upward momentum, driven by economic optimism, vaccine rollouts, central banks' continued accommodative monetary policies, and a strong corporate earnings reporting season. The MSCI AC World Index reached a record high in August 2021, but sold off in September amid investors' growing concerns over inflation and possible interest-rate hikes from central banks. Uneasiness about the global economy led to a selloff across most equity markets across the globe. In October, upbeat company results, along with comments that demand remained strong, eased investors' concerns about stagflation,1 supply-chain pressures, spiraling energy prices and higher interest rates.

The Fund's performance relative to its secondary benchmark, the S&P Global Infrastructure Index, for the reporting period was bolstered by overall positioning in the utilities sector and stock selection in the industrials sector. The main individual stock contributors to performance were the holding in Tower Bersama Infrastructure Tbk, an Indonesian provider of telecommunications towers, as well as the lack of exposure to benchmark constituents Transurban Group, an operator of toll roads in the U.S., Canada and Australia, and regional utility company Dominion Energy Inc.

Tower Bersama Infrastructure is one of the largest telecommunication tower providers in Indonesia. The company is benefiting from favorable trends in the industry, including tower densification and tower acquisitions. Telecommunication companies continue to invest in their networks, which benefits tower providers. Tower Bersama also completed its IBST tower deal, resulting in the addition of 4,400 tenants. Transurban Group has a large weighting in the S&P Global Infrastructure Index; the company's stock price moved lower as traffic remained weak in Australia due to COVID-19-related lockdowns. Shares of Dominion Energy fell during the reporting period as the company cut its dividend by 33% in November 2020.

Conversely, an underweight allocation to the energy sector weighed on the Fund's relative performance for the reporting period. The largest individual stock detractors from performance included the absence of positions in benchmark constituents Oneok Inc., Cheniere Energy Inc., and Targa Resources Corp.

Oneok, Inc. is a U.S.-based midstream oil service provider. The company benefited from rising oil prices and its shares rallied along with the overall midstream energy market over the reporting period. Furthermore, Oneok's management is focusing on deleveraging the company's balance sheet. Cheniere Energy Inc., exports liquid natural gas. The stock price rallied throughout the year as more liquefied natural gas (LNG) terminals2 came online. We believe that this should lead to a decrease in capital spending and higher free cash flow. Cheniere Energy also benefited from wide international gas price spreads. Targa Resources is a midstream3 company that has assets in the Permian basin. The company recently completed a large expansion project and has started to reduce debt.

When bond yields rally, investors tend to take profits and sell highly valued companies. Time will tell whether this proves shortsighted this time around. As we move through the upcoming corporate earnings season, we maintain our preference for what we believe are well-run companies with a clear competitive advantage.

From our conversations with various industry participants, it appears that some of the supply bottlenecks emanating from manufacturing hubs such as Vietnam, Thailand and Malaysia are now easing. Some raw material costs, noticeably metals, are also decreasing. This is due to a mix of government price caps and a slowdown in demand. It is worth noting that China's Purchasing Managers' index of manufacturing activity for September 2021 recorded a reading of 49.6,4 a marginal contraction from the previous month.

In the U.S. and Western Europe, we are waiting to see the effect of the withdrawal of government support schemes on labor participation. These factors suggest that, as we head towards the end of the year, pressure on the supply chain could start to moderate. Overall, we think that the performance of equity markets may be tempered by gradual monetary policy normalization and the potential impact of increased taxation.

1	Stagflation refers to an economic environment of stagnant activity and accelerating inflation. .
2	A LNG terminal is a facility for managing the import and/or export of liquefied natural gas.
3	Midstream refers to one of the three major stages of oil and gas industry operations. Midstream activities include the processing, storing, transporting and marketing of oil, natural gas, and natural gas liquids.
4	Source: National Bureau of Statistics of China, October 2021

2021 Annual Report    35

Aberdeen Global Infrastructure Fund (Unaudited) (concluded)

We remain committed to our fundamental analysis-based stock-picking strategies. This is supported by our proprietary research platform staffed by an experienced team that has successfully navigated past crises. Therefore, we continue to seek what we believe are attractively valued companies with resilient, well-run businesses that adapt well to the changing landscape, and also are poised for a recovery in economic growth. We are actively engaging with management in an effort to ensure robust corporate governance and environmental sustainability standards.

Looking ahead, we anticipate that infrastructure spending in the U.S. will increase under the administration of President Biden. We believe that the Biden administration's policies will be supportive of infrastructure companies, as there are both direct and indirect beneficiaries in the Fund's investment universe. Additionally, we think that investor sentiment for renewables could remain supported by government stimulus programs globally. For example, the European Union (EU) announced a new initiative, "Fit for 55%," that calls for the reduction of greenhouse gas emissions by 55% (versus 1990 levels) by 2030. This was an increase from the previous reduction target of 40%.While "Fit for 55%" is just in the proposal stage and likely will be modified before the EU Parliament and member states approve it, we feel that it could have a meaningful impact on infrastructure spending. Furthermore, following the 26th Conference of the Parties (COP 26) global climate summit in Glasgow, Scotland, in November 2021, focus is turning to the implementation of the 2015 Paris Agreement. The long-term ambition of that agreement is to limit global warming to well within two degrees Celsius when compared to pre-industrial levels in an effort to address climate change.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

The Fund is subject to the risk of concentrating investments in infrastructure-related companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. These risks include high interest costs in connection with capital construction programs and the costs associated with environmental and other regulations.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.

Please read the prospectus for more detailed information regarding these and other risks.

36    2021 Annual Report

Aberdeen Global Infrastructure Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2021)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	31.09%	10.54%	N.A.
	w/SC2	23.56%	9.24%	N.A.
Institutional Class[3]	w/o SC	31.43%	10.82%	9.92%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the "Predecessor Fund"). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2021)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Global Infrastructure Fund, Morgan Stanley Capital International All Country World Index (MSCI ACWI) (Net Dividends), S&P Global Infrastructure Index (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2021. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 25 Emerging Markets (EM) countries. With 2,900 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2021 Annual Report    37

Aberdeen Global Infrastructure Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Common Stocks	98.0%
Short-Term Investment	2.1%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2021.

Top Sectors
Industrials	36.8%*
Utilities	29.0%*
Communication Services	15.1%
Energy	8.3%
Real Estate	5.1%
Materials	1.9%
Consumer Discretionary	1.1%
Information Technology	0.7%
Other	2.0%
100.0%

*	As of October 31, 2021, the Fund's holdings in the Industrials sector were allocated to four industries: Transportation Infrastructure (17.1%), Road & Rail (9.8%) ,Construction & Engineering (8.1%) and Commercial Services & Supplies (1.8%). As of October 31, 2021, the Fund's holdings in the Utilities sector were allocated to four industries: Multi-Utilities (11.6%), Independent Power & Renewable Electricity Producers (8.8%), Electric Utilities (7.8%) and Water Utilities (0.8%).

Top Holdings*
Ferrovial SA	3.0%
Enbridge, Inc.	3.0%
Cellnex Telecom SA	2.9%
Williams Cos., Inc. (The)	2.8%
EDP Renovaveis SA	2.6%
CCR SA	2.6%
RWE AG	2.5%
Kinder Morgan, Inc.	2.5%
American Tower Corp., REIT	2.5%
Crown Castle International Corp., REIT	2.4%
Other	73.2%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	36.3%
Spain	12.0%
France	8.9%
Italy	5.9%
Brazil	5.9%
Germany	5.1%
Canada	4.6%
United Kingdom	4.3%
China	3.7%
Philippines	2.3%
Other	11.0%
100.0%

38    2021 Annual Report

Statement of Investments

October 31, 2021
Aberdeen Global Infrastructure Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.0%)
ARGENTINA (1.8%)
Industrials (1.0%)
Corp. America Airports SA (a)	102,600	$578,664
Materials (0.8%)
Loma Negra Cia Industrial Argentina SA, ADR (a)	65,300	442,734
		1,021,398
BRAZIL (5.9%)
Communication Services (1.0%)
Telefonica Brasil SA, ADR	71,000	570,130
Industrials (3.8%)
CCR SA	736,100	1,490,773
Rumo SA (a)	260,300	737,481
		2,228,254
Utilities (1.1%)
Omega Geracao SA (a)	105,300	610,665
		3,409,049
CANADA (4.6%)
Energy (3.0%)
Enbridge, Inc.	41,200	1,725,766
Industrials (1.6%)
Canadian Pacific Railway Ltd.	12,300	952,020
		2,677,786
CHINA (3.7%)
Industrials (2.2%)
COSCO SHIPPING Ports Ltd.	881,775	733,977
Zhejiang Expressway Co. Ltd., Class H	626,100	556,051
		1,290,028
Information Technology (0.7%)
GDS Holdings Ltd., ADR (a)	7,100	421,740
Utilities (0.8%)
Beijing Enterprises Water Group Ltd.	1,154,000	441,098
		2,152,866
FRANCE (8.9%)
Industrials (5.3%)
Eiffage SA	9,400	967,496
Getlink SE	47,800	735,696
Vinci SA	13,200	1,411,215
		3,114,407
Utilities (3.6%)
Engie SA	64,900	923,212
Veolia Environnement SA	35,800	1,169,191
		2,092,403
		5,206,810

	Shares or Principal Amount	Value
GERMANY (5.1%)
Communication Services (1.3%)
Vantage Towers AG	21,845	$751,019
Industrials (1.3%)
Fraport AG Frankfurt Airport Services Worldwide (a)	10,900	780,129
Utilities (2.5%)
RWE AG	38,100	1,466,532
		2,997,680
INDONESIA (2.1%)
Communication Services (2.1%)
Sarana Menara Nusantara Tbk PT	8,320,100	681,949
Tower Bersama Infrastructure Tbk PT	2,660,200	552,564
		1,234,513
ITALY (5.9%)
Communication Services (1.2%)
Infrastrutture Wireless Italiane SpA (b)	63,300	699,345
Industrials (1.6%)
Atlantia SpA (a)	49,900	964,486
Materials (1.1%)
Buzzi Unicem SpA	27,100	632,065
Utilities (2.0%)
Enel SpA	136,500	1,142,748
		3,438,644
JAPAN (0.7%)
Industrials (0.7%)
East Japan Railway Co.	6,100	379,947
LUXEMBOURG (1.4%)
Communication Services (1.4%)
SES SA, ADR	92,700	832,558
MALAYSIA (1.5%)
Industrials (1.5%)
Malaysia Airports Holdings Bhd (a)	550,100	860,350
MEXICO (1.6%)
Industrials (1.6%)
Promotora y Operadora de Infraestructura SAB de CV	129,400	953,153
NETHERLANDS (0.9%)
Communication Services (0.9%)
Koninklijke KPN NV	182,900	546,493
NORWAY (1.1%)
Communication Services (1.1%)
Telenor ASA	39,100	617,800
PHILIPPINES (2.3%)
Industrials (2.3%)
International Container Terminal Services, Inc.	370,000	1,321,166

See accompanying Notes to Financial Statements.

2021 Annual Report    39

Statement of Investments (concluded)

October 31, 2021
Aberdeen Global Infrastructure Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SPAIN (12.0%)
Communication Services (2.9%)
Cellnex Telecom SA (b)	27,900	$1,715,841
Industrials (4.8%)
Aena SME SA (a)(b)	6,100	1,001,842
Ferrovial SA	56,146	1,772,420
		2,774,262
Utilities (4.3%)
Atlantica Sustainable Infrastructure PLC	25,400	999,490
EDP Renovaveis SA	54,200	1,509,990
		2,509,480
		6,999,583
UNITED KINGDOM (4.3%)
Communication Services (1.3%)
Vodafone Group PLC	502,900	741,200
Utilities (3.0%)
National Grid PLC, ADR	17,700	1,134,216
SSE PLC	28,900	650,816
		1,785,032
		2,526,232
UNITED STATES (34.2%)
Communication Services (1.9%)
DISH Network Corp., Class A (a)	15,200	624,264
T-Mobile US, Inc. (a)	4,300	494,629
		1,118,893
Consumer Discretionary (1.1%)
TravelCenters of America, Inc. (a)	11,300	609,183
Energy (5.3%)
Kinder Morgan, Inc.	86,300	1,445,525
Williams Cos., Inc. (The)	58,700	1,648,883
		3,094,408
Industrials (9.1%)
CoreCivic, Inc., REIT (a)	31,000	266,910
Dycom Industries, Inc. (a)	7,600	603,592
Kansas City Southern	4,400	1,365,100
Norfolk Southern Corp.	4,200	1,230,810
Union Pacific Corp.	4,400	1,062,160
Waste Connections, Inc.	5,700	775,257
		5,303,829

	Shares or Principal Amount	Value
Real Estate (5.1%)
American Tower Corp., REIT	5,100	$1,438,047
Crown Castle International Corp., REIT	7,900	1,424,370
GEO Group, Inc. (The), REIT	13,600	111,248
		2,973,665
Utilities (11.7%)
American Electric Power Co., Inc. (c)	7,900	669,209
CenterPoint Energy, Inc.	34,400	895,776
Clearway Energy, Inc., Class C	24,500	869,260
CMS Energy Corp.	19,100	1,152,685
FirstEnergy Corp.	26,400	1,017,192
NextEra Energy, Inc.	12,800	1,092,224
Vistra Corp.	57,700	1,130,343
		6,826,689
		19,926,667
Total Common Stocks		57,102,695
SHORT-TERM INVESTMENT (2.1%)
UNITED STATES (2.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (d)	1,243,937	1,243,937
Total Short-Term Investment		1,243,937
Total Investments (Cost $46,310,022) (e)—100.1%		58,346,632
Liabilities in Excess of Other Assets—(0.1)%		(43,154)
Net Assets—100.0%		$58,303,478

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	All or a portion of the security has been designated as collateral for unrealized depreciation on forward foreign currency contracts.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

At October 31, 2021, the Fund's open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Depreciation
United States Dollar/Hong Kong Dollar
01/13/2022	Citibank N.A.	USD 1,798,413	HKD 14,000,000	$1,799,692	$(1,279)

See accompanying Notes to Financial Statements.

40    2021 Annual Report

Aberdeen International Real Estate Equity Fund (Unaudited)

Aberdeen International Real Estate Equity Fund returned 18.28% for the 12-month reporting period ended October 31, 2021, versus the 34.18% return of its primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (net dividends), and the 23.36% return of its secondary benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex U.S. Index (net dividends) during the same period.

Market/Economic Review

For international real estate equities, the 12-month period ended October 31, 2021 has been a tale of two worlds. The U.S. and Europe saw strong share price recovery, as these regions gradually resumed economic reopenings. In contrast, the major Asia-Pacific region economies remained hindered by lockdowns, as governments maintained low-tolerance policies toward COVID-19. For example, Japan spent much of the third quarter of 2021 in various degrees of lockdown and recently announced that gross domestic product (GDP) in the third quarter contracted 3% on an annualized basis. Australia is expecting a 3% contraction in third-quarter GDP as well. Meanwhile, the U.S., Eurozone and the U.K. have seen robust economic growth since the second quarter of 2021. Performance of listed real estate stocks reflected the disparity in economic recovery. Share-price movements were highly correlated until the second quarter, when stocks in the U.S., Europe and U.K. began to show significant outperformance against their Asian counterparts. As an illustration of the performance disparity, the FTSE EPRA NAREIT U.S. Index1 returned 53.5% over the reporting period, while the FTSE EPRA NAREIT Developed Europe Index2 returned 34.6%, followed by the FTSE EPRA NAREIT Developed Asia Index,3 which returned 24.8%.

In Europe, the strongest-performing sectors within the FTSE EPRA/NAREIT Global ex U.S. Index for the reporting period were logistics and self-storage, while hotels and German residential were laggards. In Asia, positive index performance was driven by a few stock specific stories, notably in the asset managers (Capitaland Investment) and Hong Kong office (Hong Kong Land) sectors. In contrast, Brazil, Chile and China were, by far, the largest detractors at both country and sector levels for the index. Brazil's central bank continued to push through sharp rate hikes in its attempt to bring inflation in check, and has flagged for further increases to come. This triggered a market sell-off across all real estate sectors, with the homebuilders feeling the most pain. Chile is undergoing similar dynamics, albeit at lower magnitude, but has nonetheless driven a sell-off in listed real estate. Chinese developers sold off amid an industry meltdown brought about by several developers missing interest payments on offshore bonds. The meltdown has since spread, triggering defaults by several listed developers and a buyer's strike that has forced developers into a discount war in order to recover cash.

Fund Performance

The Fund underperformed its secondary benchmark, the FTSE EPRA/NAREIT Global ex U.S. Index (net dividends), over the 12-month period ended October 31, 2021. The largest detractors from performance were the Fund's holdings in Chinese developers Shimao and Logan. These are private-sector developers with, in our view, good balance sheets. Nevertheless, investors fled the sector, sometimes in favor of state-owned developers, which saw smaller levels of underperformance. It is worth noting that the Fund was underweight to Chinese developers and continued to reduce exposure through the period. This underweight positioning in Chinese developers, on the whole, contributed strongly to performance. Vonovia, a German residential giant, was the next-largest detractor over the period. The German residential sector struggled due to concerns over regulatory headwinds (rent caps), especially against the backdrop of potential leadership change at the national elections that took place in September 2021. The idea of rent caps was more damaging in the context of rising inflation, which became a global concern in the second half of 2021. Additionally, Vonovia attempted two major corporate acquisitions in the period, with Deutsche Wohnen (which was not completed) and Adler Group (an ongoing discussion), both of which created share-price volatility, driven by concerns of potential capital-raising.

On the positive side, the Fund's overweight to the logistics sector was the largest contributor to performance. This primarily comprised a position in U.S.-based Prologis Inc., which is not a constituent of the benchmark FTSE EPRA/NAREIT Global ex U.S. Index, and Segro plc in the UK. The logistics sector is experiencing some of the strongest fundamentals in recent history, with robust market rent growth and cap-rate compression. The Fund's underweight positions in China Evergrande Group, Country Garden Holdings Ltd. and Longfor Group Holdings Ltd., three of the largest property developers in China, bolstered performance for the reporting period. The holding in Capitaland Investment Ltd. was also a notable contributor to Fund performance. Capitaland Investment was spun off in the restructuring of the Capitaland Group and is intended to be an asset manager of the Capitaland stable of REITs and private funds. Investors appear to have reservations about Capitaland's ability to transition into an asset manager given that it is a sovereign-owned real estate developer at heart. Nevertheless, the stock initially was listed at a cheap valuation relative to its asset management peers and, in our view, has an above-average growth trajectory over the medium term. Consequently, the stock price moved sharply higher in the month following its listing in late September 2021.

While the Fund was already underweight to Europe relative to the benchmark, we further decreased exposure to the region during the reporting period. We achieved this primarily by exiting the position in office REIT Alstria following a surge in its share price after the stock

1	The FTSE EPRA NAREIT U.S. Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The FTSE EPRA NAREIT Developed Europe Index is a free-float adjusted, market capitalization-weighted index of European equity REITs.
3	The FTSE EPRA NAREIT Developed Asia Index is a free-float adjusted, market capitalization-weighted index of Asian equity REITs.

2021 Annual Report    41

Aberdeen International Real Estate Equity Fund (Unaudited) (concluded)

received a bid from Canada-based investment company Brookfield Asset Management Inc. (which the Fund did not hold as of the end of the reporting period). Going forward, we are likely to remain selective in the Fund's holdings in Europe given the robust valuations and modest growth prospects. In term of emerging markets, we expect to maintain the Fund's underweight in the near term, given policy and fundamental headwinds for real estate stocks in China, as well as acute inflationary pressures driving interest-rate hikes in countries such as Brazil and Chile.

Market Outlook

In the coming year, we believe that parts of the Asia-Pacific region, including Japan, Australia and Singapore, could benefit from a delayed reopening as high vaccination rates and low rates of hospitalizations from COVID-19 lay a good foundation for accelerations of economic activity. Importantly, the governments of these nations are pivoting toward wanting to reintegrate with the rest of the world, rather than persist with a low-tolerance policy toward COVID-19 infections. Consequently, we will seek to take advantage of select reopening opportunities within these countries that have stock-specific catalysts. The Fund will look to retain a certain level of exposure to the U.S., given outsized potential for earnings and capital-value growth, driven by robust fundamentals in sectors such as logistics and self-storage. The U.S. also enables the Fund to gain exposure to what we believe are investment-worthy asset classes that are not available in other regions, including data centers and telecommunication towers.

Portfolio Management:

Global Real Estate team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

Investments in REITs and real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates, tax and other laws.

The Fund's strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment, which may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.

Please read the prospectus for more detailed information regarding these and other risks.

42    2021 Annual Report

Aberdeen International Real Estate Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2021)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	18.04%	5.21%	N.A.
	w/ SC2	11.23%	3.97%	N.A.
Institutional Class[3]	w/o SC	18.28%	5.45%	3.24%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the "Predecessor Fund"). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2021)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen International Real Estate Equity Fund, the Morgan Stanley Capital International (MSCI) EAFE Index (Net

Dividends), FTSE EPRA/NAREIT Global ex US Index (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2021. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 841 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country. Developed Markets countries in the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The FTSE EPRA/NAREIT Global ex-U.S. Index is a total return index that is designed to represent general trends in eligible real estate equities outside the United States.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2021 Annual Report    43

Aberdeen International Real Estate Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Common Stocks	95.8%
Short-Term Investment	3.3%
Other Assets in Excess of Liabilities	0.9%
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2021.

Sub-Industries
Diversified Real Estate Activities	16.5%
Office REITs	16.3%
Industrial REITs	14.8%
Real Estate Operating Companies	14.2%
Real Estate Development	10.1%
Diversified REITs	8.4%
Specialized REITs	6.3%
Retail REITs	5.6%
Residential REITs	1.8%
Health Care REITs	1.0%
Other	5.0%
100%

Top Holdings*
Mitsui Fudosan Co. Ltd., REIT	5.0%
Sun Hung Kai Properties Ltd.	4.2%
Segro PLC	4.1%
Vonovia SE	3.9%
Nippon Building Fund, Inc., REIT	3.3%
Prologis, Inc., REIT	3.3%
Instone Real Estate Group SE	3.1%
Tokyu Fudosan Holdings Corp.	2.5%
Link REIT	2.5%
CRE Logistics REIT, Inc.	2.5%
Other	65.6%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Japan	22.7%
United States	13.3%
Germany	11.4%
Hong Kong	8.5%
United Kingdom	7.8%
Australia	6.6%
China	6.1%
Singapore	4.5%
Canada	3.4%
Belgium	3.0%
Other	12.7%
100.0%

44    2021 Annual Report

Statement of Investments

October 31, 2021
Aberdeen International Real Estate Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.8%)
AUSTRALIA (6.6%)
Real Estate (6.6%)
Charter Hall Group	24,067	$315,757
Dexus, REIT	41,456	340,055
Goodman Group, REIT	12,759	211,249
Lendlease Corp., Ltd.	15,856	125,615
Mirvac Group, REIT	193,131	412,173
		1,404,849
BELGIUM (3.0%)
Real Estate (3.0%)
Aedifica SA, REIT	1,560	208,026
Cofinimmo SA, REIT	1,323	213,445
Warehouses De Pauw CVA, REIT	4,751	216,344
		637,815
BRAZIL (0.3%)
Consumer Discretionary (0.3%)
Cyrela Brazil Realty SA Empreendimentos e Participacoes	25,048	62,533
CANADA (3.4%)
Real Estate (3.4%)
Allied Properties Real Estate Investment Trust	9,578	331,004
Canadian Apartment Properties, REIT	8,056	393,362
		724,366
CHINA (6.1%)
Real Estate (6.1%)
China Overseas Land & Investment Ltd.	58,000	127,922
China Resources Land Ltd.	89,971	349,580
ESR Cayman Ltd. (a)(b)(c)	84,349	272,942
Logan Group Co., Ltd.	289,273	289,765
Shimao Group Holdings Ltd.	161,704	253,662
		1,293,871
FRANCE (0.7%)
Real Estate (0.7%)
Unibail-Rodamco-Westfield (b)	2,214	158,090
GERMANY (11.4%)
Real Estate (11.4%)
alstria office REIT-AG	14,527	271,536
Instone Real Estate Group SE (a)	24,875	655,625
LEG Immobilien SE	2,087	310,427
TAG Immobilien AG	11,839	359,682
Vonovia SE	13,645	827,744
		2,425,014
HONG KONG (8.5%)
Real Estate (8.5%)
Link REIT	60,461	535,650
Sino Land Co. Ltd.	298,000	391,687
Sun Hung Kai Properties Ltd.	66,311	879,173
		1,806,510

	Shares or Principal Amount	Value
JAPAN (22.7%)
Real Estate (22.7%)
Canadian Solar Infrastructure Fund, Inc., UNIT	137	$149,892
CRE Logistics REIT, Inc.	269	523,350
Hulic Co. Ltd.	24,800	238,464
Japan Excellent, Inc.	233	281,331
Kenedix Retail REIT Corp.	90	229,639
LaSalle Logiport REIT	185	307,752
Mirai Corp., REIT	726	335,180
Mitsui Fudosan Co. Ltd., REIT	46,550	1,064,311
Mori Hills REIT Investment Corp., REIT	92	124,737
Nippon Building Fund, Inc., REIT	108	701,670
Sankei Real Estate, Inc., REIT	292	320,422
Tokyu Fudosan Holdings Corp.	92,600	536,563
		4,813,311
MEXICO (2.3%)
Real Estate (2.3%)
Corp Inmobiliaria Vesta SAB de CV, REIT	111,276	193,711
Prologis Property Mexico SA de CV, REIT	124,330	287,273
		480,984
NETHERLANDS (1.2%)
Real Estate (1.2%)
CTP NV (a)	12,455	264,494
PHILIPPINES (1.2%)
Real Estate (1.2%)
Ayala Land, Inc.	279,392	194,538
Megaworld Corp.	1,019,705	62,125
		256,663
SINGAPORE (4.5%)
Real Estate (4.5%)
Ascendas India Trust, UNIT	226,500	234,008
Capitaland Investment Ltd. (b)	173,600	442,851
Lendlease Global Commercial REIT	418,400	271,670
		948,529
SOUTH KOREA (0.8%)
Real Estate (0.8%)
ESR Kendall Square REIT Co. Ltd.	27,246	159,046
SPAIN (2.5%)
Real Estate (2.5%)
Inmobiliaria Colonial Socimi SA, REIT	38,748	376,707
Merlin Properties Socimi SA	13,161	142,529
		519,236
SWEDEN (2.8%)
Real Estate (2.8%)
Castellum AB	4,074	108,587
Catena AB	2,557	155,718
Fabege AB	18,878	319,539
		583,844

See accompanying Notes to Financial Statements.

2021 Annual Report	45

Statement of Investments (concluded)

October 31, 2021
Aberdeen International Real Estate Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
UNITED KINGDOM (7.8%)
Consumer Discretionary (0.5%)
Bellway PLC	2,386	$108,262
Real Estate (7.3%)
Land Securities Group PLC	24,390	229,134
LondonMetric Property PLC, REIT	92,414	330,523
Safestore Holdings PLC, REIT	7,149	117,601
Segro PLC	48,743	861,510
South Asian Real Estate Pvt. Ltd. (a)(b)(c)(d)	2,000,000	–
		1,538,768
		1,647,030
UNITED STATES (10.0%)
Real Estate (10.0%)
Alexandria Real Estate Equities, Inc.	1,775	362,348
American Tower Corp., REIT	1,554	438,181
Digital Realty Trust, Inc.	1,395	220,145
Equinix, Inc., REIT	472	395,097
Prologis, Inc., REIT	4,834	700,737
		2,116,508
Total Common Stocks		20,302,693

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (3.3%)
UNITED STATES (3.3%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (e)	705,270	$705,270
Total Short-Term Investment		705,270
Total Investments (Cost $31,425,556) (f)—99.1%		21,007,963
Other Assets in Excess of Liabilities—0.9%		191,099
Net Assets—100.0%		$21,199,062

(a)	Denotes a security issued under Regulation S or Rule 144A.

(b)	Non-income producing security.

(c)	Illiquid security.

(d)	Fair Value is determined pursuant to procedures approved by the Fund's Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements for inputs used.

(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.

(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

CVA	Dutch Certificate

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

46	2021 Annual Report

Aberdeen International Small Cap Fund (Unaudited)

Aberdeen International Small Cap Fund (Institutional Class I shares net of fees) returned 42.11% for the 12-month reporting period ended October 31, 2021, versus the 38.83% return of its benchmark, the MSCI AC World (ex-USA) Small Cap Index (net dividends), during the same period.

Major global equity market indices moved sharply higher despite bouts of significant market volatility over the 12-month period ended October 31, 2021. Supportive monetary and fiscal policies were prevalent over the period. The U.S. Federal Reserve (Fed) maintained the federal funds rate at near 0% throughout the reporting period, while providing support through its bond-buying program. Elsewhere, the European Central Bank ramped up its original €1.35 trillion (US$1.57 trillion) stimulus plan to €1.85 trillion (US$2.15 trillion) in December 2020. The U.S. Congress passed two additional stimulus packages during the reporting period, with a cumulative total of roughly $2.8 trillion. In August 2021, the U.S. Senate passed the $1 trillion infrastructure deal.

At the beginning of the reporting period in November 2020, news of three major COVID-19 vaccines buoyed investor sentiment. This persisted through to the end of 2020 due to the launch of vaccination programs, the approval of stimulus packages, and the UK and the European Union reaching a Brexit trade deal.

Momentum stalled in January and February 2021, as global bond markets experienced a significant selloff, spurring worries that this could impact the fragile global recovery. The downturn in bond markets also had a negative impact on equities. However, stock markets resumed their upward momentum, driven by economic optimism, vaccine rollouts, central banks' continued accommodative monetary policies, and a strong corporate earnings reporting season. The MSCI AC World Index reached a record high in August 2021, but sold off in September amid investors' growing concerns over inflation and possible interest-rate hikes from central banks. Uneasiness about the global economy led to a selloff across most equity markets across the globe. In October 2021, upbeat company results, along with comments that demand remained strong, eased investors' concerns about stagflation,* supply-chain pressures, spiraling energy prices and higher interest rates.

The Fund outperformed its benchmark, the MSCI AC World (ex-USA) Small Cap Index, for the reporting period.

The holding in InMode Ltd. contributed positively to Fund performance for the reporting period. The Israel-based medical technologies company's stock price moved higher due to increased adoption of its products, continued strength in the U.S., a growing global footprint, and new product launches. Moreover, InMode benefited from its diversified revenue base and high- margin business model. The company's stock price moved higher on news of new client wins and partnerships. Kornit Digital Ltd., a manufacturer of digital textile printers, reported relatively strong results over the reporting period, boosted by healthy revenue growth. The company continued to innovate and expand into new areas, thereby opening up fresh opportunities. Kornit's latest product is witnessing decent order momentum. It is a tool that serves to improve efficiencies between apparel brands and retailers and the fulfilment channel. Shares of the Fund's holding in Endava plc performed well over the reporting period as the software developer's results consistently exceeded the market's expectations. Additionally, late in the reporting period, management raised its earnings guidance for the company's 2022 fiscal year

In contrast, as with other e-commerce companies in China, the Fund's holding in Baozun Inc. has seen its stock price sell off during the government's crackdown on the internet sector. Shares of Afya Ltd. moved lower as the Brazilian medical education company's results over the reporting period generally did not meet the market's expectations Finally, Nabtesco Corp., a Japanese engineering company that makes gearboxes and precision drives, declined during the reporting period. Nabtesco's business was hampered by economic weakness in China, which is the company's largest export market.

During the reporting period, we initiated a holding in Taiwan-based Voltronic Power Technology Corp. as we believe that it has a dominant position within the niche uninterruptible power supply systems (UPS) market. We established a new position in Baozun Inc. as we feel that it has a strong position in China's e-commerce sector. We initiated a holding in InMode as we feel that it has distinctive intellectual properties in a growing healthcare niche. We purchased shares of UK-based software developer Endava, as we believe that it has robust long-term drivers for its business. We initiated a position in Taiwan's Chroma ATE Inc., a global leader in power electronics test and measurement instrumentation. We also initiated a holding in Affle India Ltd. given its leading digital advertising business in India. We established a new position in China Education Group Holdings Ltd., a leading provider of higher education in mainland China. We purchased shares of TechnoPro Holdings NPV, the largest research and development engineering outsourcing firm in Japan. Additionally, we invested in Swedish financial services firm Nordnet AB, as we like its digital platform offering for loans, savings, mortgages and investments focused on Scandinavia. We initiated a holding in UK-listed Games Workshop Group plc, a maker of tabletop fantasy and futuristic battle-games, given the durability of the stock's performance and growth from the company's brand strength and, in our view, its exceptional management and international potential. We established a new position in biotechnology firm PolyPeptide Group AG, a leading peptide manufacturer with opportunities in oligonucleotides. Finally, we purchased shares of Hemnet Group AB, a Swedish residential online property information platform.

We exited numerous positions during the reporting period, including Chilean Coca-Cola bottler Embotelladora Andina SA; Taiwanese semiconductor components maker GlobalWafers Co. Ltd,; Thailand-based hypermarket operator Tesco Lotus Retail; Tesco Lotus Retail Growth Freehold and Leasehold Property Fund; Chilean property company Parque Arauco; New Zealand-based Auckland Airport International Ltd.; UK-based defense contractor Ultra Electronics Holdings plc; Australian software developer Altium Ltd.; Kerry Logistics Network Ltd. a provider of supply-chain solutions from integrated logistics; UK-based pump manufacturer Rotork plc;

*  Stagflation refers to an economic environment of stagnant activity and accelerating inflation

2021 Annual Report	47

Aberdeen International Small Cap Fund (Unaudited) (concluded)

Japanese medical device maker Asahi Intecc Co. Ltd.; and Indonesian property developer Pakuwon Jati Tbk PT.

From our conversations with various industry participants, it appears that some of the supply bottlenecks emanating from manufacturing hubs in Asia are now easing. Some raw material costs, noticeably metals, are also lessening due to a mix of government price caps and demand slowdown.

In the U.S. and Western Europe, we await the effect of the withdrawal of government support programs on labor participation. We feel that these factors suggest that, as we head towards the end of 2021, pressure on the supply chain could begin to moderate. Overall, we believe that equity market performance may be tempered by gradual monetary policy normalization from central banks and the potential impact of increased taxation.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Please read the prospectus for more detailed information regarding these and other risks.

48	2021 Annual Report

Aberdeen International Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2021)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	41.62%	16.43%	12.32%
	w/ SC2	33.48%	15.07%	11.65%
Class C	w/o SC	40.72%	15.66%	11.56%
	w/ SC3	39.72%	15.66%	11.56%
Class R4	w/o SC	41.19%	16.06%	11.98%
Institutional Class[4]	w/o SC	42.11%	16.83%	12.69%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. Please consult the Fund's prospectus for more detail.

2	A 5.75% front-end sales charge was deducted.

3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4	Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2021)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Small Cap Fund, Morgan Stanley Capital Index (MSCI) All Country World (ACWI) ex-USA Small Cap Index (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2021. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 27 Emerging Markets (EM) countries. With 4,372 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2021 Annual Report	49

Aberdeen International Small Cap Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Common Stocks	96.4%
Short-Term Investment	5.8%
Liabilities in Excess of Other Assets	(2.2%)
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2021.

Top Sectors
Industrials	19.9%
Health Care	19.5%
Consumer Discretionary	18.0%
Information Technology	14.2%
Consumer Staples	8.6%
Communication Services	6.0%
Materials	5.4%
Financials	4.8%
Other	3.6%
100.0%
Top Holdings*
Kornit Digital Ltd.	4.0%
CyberArk Software Ltd.	3.6%
Dechra Pharmaceuticals PLC	3.5%
Interparfums SA	3.5%
Genus PLC	3.3%
Endava PLC, ADR	3.3%
Dino Polska SA	3.2%
Nova Ltd.	3.2%
Hansol Chemical Co. Ltd.	3.0%
Voltronic Power Technology Corp.	3.0%
Other	66.4%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Israel	13.4%
United States	10.4%
United Kingdom	10.0%
India	6.9%
Japan	6.6%
South Korea	5.4%
Taiwan	4.9%
Germany	4.6%
Canada	4.3%
China	4.0%
Other	29.5%
100.0%

50	2021 Annual Report

Statement of Investments

October 31, 2021
Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.4%)
AUSTRALIA (1.5%)
Consumer Discretionary (1.5%)
ARB Corp. Ltd.	124,710	$4,593,174
BRAZIL (3.1%)
Consumer Discretionary (3.1%)
Afya Ltd., Class A (a)	310,400	5,416,480
Arezzo Industria e Comercio SA	304,600	3,988,437
		9,404,917
CANADA (4.3%)
Consumer Staples (1.9%)
Jamieson Wellness, Inc. (b)	189,700	5,841,522
Industrials (2.4%)
Ritchie Bros Auctioneers, Inc.	107,800	7,368,133
		13,209,655
CHINA (4.0%)
Consumer Discretionary (4.0%)
Baozun, Inc., Class A (a)	863,200	4,982,406
China Education Group Holdings Ltd.	4,214,000	7,203,144
		12,185,550
DENMARK (2.2%)
Information Technology (2.2%)
SimCorp A/S	56,128	6,796,779
FRANCE (3.5%)
Consumer Staples (3.5%)
Interparfums SA	133,689	10,816,092
GERMANY (4.6%)
Communication Services (1.8%)
CTS Eventim AG & Co. KGaA (a)	76,300	5,549,340
Financials (2.8%)
Hypoport SE (a)	14,000	8,618,861
		14,168,201
HONG KONG (2.9%)
Industrials (2.9%)
Pacific Basin Shipping Ltd.	18,994,800	8,766,223
INDIA (6.9%)
Communication Services (2.3%)
Affle India Ltd. (a)	494,380	7,040,472
Health Care (4.6%)
Sanofi India Ltd.	65,400	7,274,074
Syngene International Ltd. (a)(b)	925,500	6,716,977
		13,991,051
		21,031,523
	Shares or Principal Amount	Value
INDONESIA (1.6%)
Consumer Discretionary (1.6%)
Ace Hardware Indonesia Tbk PT	48,025,800	$4,786,084
ISRAEL (13.4%)
Consumer Discretionary (2.7%)
Maytronics Ltd.	351,803	8,315,998
Industrials (4.0%)
Kornit Digital Ltd. (a)	73,100	12,228,168
Information Technology (6.7%)
CyberArk Software Ltd. (a)	61,300	11,040,743
Nova Ltd. (a)	88,900	9,656,318
		20,697,061
		41,241,227
ITALY (2.9%)
Consumer Discretionary (2.9%)
Brunello Cucinelli SpA (a)	147,375	8,941,265
JAPAN (6.6%)
Industrials (6.6%)
Nabtesco Corp.	224,600	7,289,074
Nihon M&A Center Holdings, Inc.	175,200	5,379,408
TechnoPro Holdings, Inc.	236,000	7,542,384
		20,210,866
MEXICO (1.1%)
Industrials (1.1%)
Grupo Aeroportuario del Sureste SAB de CV,
Class B	164,400	3,320,979
POLAND (3.2%)
Consumer Staples (3.2%)
Dino Polska SA (a)(b)	111,100	9,924,690
ROMANIA (3.3%)
Information Technology (3.3%)
Endava PLC, ADR (a)	63,021	9,986,308
SOUTH KOREA (5.4%)
Materials (5.4%)
Chunbo Co. Ltd.	30,400	7,391,751
Hansol Chemical Co. Ltd.	32,500	9,171,777
		16,563,528
SWEDEN (3.9%)
Communication Services (1.9%)
Hemnet Group AB (a)	297,200	5,947,114
Financials (2.0%)
Nordnet AB publ	311,400	5,968,891
		11,916,005

See accompanying Notes to Financial Statements.

2021 Annual Report	51

Statement of Investments (concluded)

October 31, 2021
Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SWITZERLAND (2.5%)
Health Care (2.5%)
Tecan Group AG	12,617	$7,730,463
TAIWAN (4.9%)
Industrials (2.9%)
Voltronic Power Technology Corp.	155,000	9,077,554
Information Technology (2.0%)
Chroma ATE, Inc.	930,000	6,073,245
		15,150,799
UNITED KINGDOM (10.0%)
Consumer Discretionary (2.2%)
Games Workshop Group PLC	50,400	6,652,634
Health Care (7.8%)
Abcam PLC (a)	127,800	2,892,859
Dechra Pharmaceuticals PLC	154,926	10,855,633
Genus PLC	134,657	10,211,278
		23,959,770
		30,612,404
UNITED STATES (4.6%)
Health Care (4.6%)
Inmode Ltd. (a)	90,300	8,555,022
PolyPeptide Group AG (a)(b)	44,700	5,720,777
		14,275,799
Total Common Stocks		295,632,531
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (5.8%)
UNITED STATES (5.8%)
State Street Institutional U.S. Government
Money Market Fund, Premier Class, 0.03% (c)	17,948,165	$17,948,165
Total Short-Term Investment		17,948,165

Total Investments
(Cost $239,527,026) (d)—102.2%		313,580,696
Liabilities in Excess of Other Assets—(2.2)%		(6,833,551)
Net Assets—100.0%		$306,747,145

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

52	2021 Annual Report

Aberdeen Realty Income & Growth Fund (Unaudited)

Aberdeen Realty Income & Growth Fund (Institutional Share Class net of fees) returned 44.41% for the 12-month reporting period ended October 31, 2021, versus the 42.91% return of its primary benchmark, the U.S. broader-market S&P 500 Index, and the 51.70% return of the Morgan Stanley Capital International (MSCI) US REIT Index during the same period.

The U.S. real estate investment trust (REIT) market, as measured by the MSCI US REIT Index, significantly outperformed both the global real estate market, as represented by the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global-ex US Real Estate Index,1 and the broader equity market, as measured by the S&P 500 Index, during the reporting period.

The performance of global equity markets over the 12-month period ended October 31, 2021, was dominated by the introduction of COVID-19 vaccines and subsequent recovery in the global economy as the world began to reopen following the initial stages of the pandemic. REITs also benefited from these same trends and saw a sharp rebound in performance beginning in mid-November 2020 with the announcement of the successful introduction of the Pfizer and Moderna vaccines. The sharp rebound in stock prices was led by those sectors that were hardest hit by the economic shutdowns – retail and lodging. These trends continued through much of the year as vaccine distribution accelerated, monetary policy and fiscal stimulus remained accommodative, consumer and business confidence improved, and tenants paid rents and also began to think about the need for additional space in the future, providing support for rental increases in select sectors. Consequently, despite some fluctuations in the pace of economic reopenings in various regions as surges in coronavirus cases ebbed and flowed throughout the year, the REIT sector posted strong gains through mid-2021.

Inflation fears, stemming from both supply-chain disruptions and fiscal and monetary policy decisions, began to grip the broader market late in the reporting period. However, REITs, which typically are more resistant to inflationary pressures due to the ability to raise rents, offset the impact of rising interest rates. While the overall performance of the REIT market was very robust during the reporting period, there was a wide disparity in returns. Those sectors that had materially underperformed in 2020 because their tenants were at the epicenter of the COVID-19-induced lockdowns (i.e., retail and urban apartments), posted extremely strong gains as economic activity rebounded and investors sought value-oriented sectors exposed to the reopening. Meanwhile, those "safe-haven" sectors where cash flows held up during the pandemic but were trading at elevated price/earnings multiples,2 such as data centers and cell towers, underperformed as investors rotated into more value-oriented sectors. Additionally, as the reporting period progressed, the industrial and storage sectors, which had garnered accelerating earnings growth and true pricing power in the form of rising rents, also were strong outperformers.

An underweight allocation relative to the benchmark MSCI US REIT Index to the healthcare sector, along with strong stock selection within this sector, benefited the Fund's relative performance over the reporting period. The Fund had no positions in the relatively slower-growing segments of the healthcare REIT universe, such as medical office buildings, which rely on external acquisitions for earnings growth due to an unfavorable cost of capital. Alternatively, the Fund had an overweight position in REITs with a greater exposure to senior housing, such as Welltower Inc., which experienced significant occupancy gains as vaccines were rolled out nationwide. The Fund also benefited from strong stock selection in the industrial sector, bolstered by overweight positions in Prologis, Inc. and Duke Realty Corp., both large industrial REITs that benefited from strong demand for space stemming from the growth of e-commerce. The Fund has long held this allocation in the industrials sector due to our belief that the growth of e-commerce and a need to redesign the global supply chain would drive demand for warehouse space, far outstripping new supply, thereby resulting in strong rental rate and cash-flow growth. The largest individual contributor to Fund performance was an overweight position in shopping center REIT Brixmor Property Group Inc. The sharp rally in the stock price over the reporting period reflected the discounted valuation that existed prior to the emergence of the COVID-19 vaccines, and the strong rebound in that occurred as the economy reopened and retail tenants indicated that they were planning to open more stores to take advantage of the post-pandemic economic recovery. The Fund's holding in self-storage REIT Life Storage Inc. also contributed to performance as the company benefited from a record-high occupancy rate, which allowed it to push significant price increases through, driving better-than-expected earnings growth throughout the reporting period.

Conversely, an overweight allocation to the data center sector, particularly early in the reporting period, was a drag on Fund performance as investors rotated out of the sector and into segments with greater near-term earnings recovery potential once the vaccine rollout began. Additionally, Fund performance was hampered by an underweight position in the apartment sector, which outperformed the overall market during the reporting period. Occupancy recovered more quickly than we had anticipated in dense urban locations, allowing landlords to reduce concessions3 and increase rents. Finally, stock selection in the triple net lease4 sector also weighed on Fund performance for the reporting period. Our investment in larger REITs with greater exposure to investment grade tenants, such as Realty Income and Agree Realty, lagged smaller more nimble peers whose cash flows had more room to recover as their tenants repaid rents that were deferred during the pandemic.

1	The FTSE EPRA/NAREIT Global-ex US Real Estate Index is an unmanaged index considered representative of real estate companies and REITs outside the U.S. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	A price/earnings multiple is calculated by dividing the current market price of a stock by the earnings per share. Price/earnings multiples often are used to compare companies in the same industry, or to assess the historical performance of an individual company.
3	A concession is a reduction in price, rent or other benefit that a landlord provides to a tenant or buyer as an inducement to buy or lease a property.
4	A triple net lease is a lease agreement on a property in which a tenant or lessee promises to pay all the expenses of the property, including real estate taxes, building insurance, and maintenance.

2021 Annual Report	53

Aberdeen Realty Income & Growth Fund (Unaudited) (concluded)

In our view, the underlying economic fundamentals for real estate continue to support earnings and performance momentum as the global economy continues its recovery. In particular, we believe the structural changes we are witnessing across the real estate sectors, including the rise of non-traditional and new real estate segments (e.g., digital infrastructure, single-family rentals), as well as tailwinds supporting logistics and industrial properties, continue to drive longer-term returns. At the same time, we are mindful of the potential effects that increased inflation might have on the consumer behavior and broader business investment levels. While investors are likely to focus on potential interest-rate increases, we think that REITs' generally growing dividends may appeal to investors in an environment of very low real interest rates. We believe that taking a barbell approach – combining a focus on companies with strong balance sheets, high-quality portfolios and attractive sector exposures that possess pricing power that will allow them to increase rents with those companies that trade at attractive valuations – can weather the uncertainty and will serve investors best going forward.

Portfolio Management:

Global Real Estate Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only.

No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

Investments in REITs and real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates, tax and other laws.

The Fund's strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment, which may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Please read the prospectus for more detailed information regarding these and other risks.

54	2021 Annual Report

Aberdeen Realty Income & Growth Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2021)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	44.07%	9.84%	N.A.
	w/SC2	35.75%	8.55%	N.A.
Institutional Class[3]	w/o SC	44.41%	10.13%	10.92%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the "Predecessor Fund"). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2021)

$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$4,493,751
$2,819,119
$2,707,126
$1,221,570
10/11
10/12
10/13
10/14
10/15
10/16
10/17
10/18
10/19
10/20
10/21
Institutional Class
S&P 500 Index
MSCI US REIT Index Gross
CPI

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Realty Income and Growth Fund, the Morgan Stanley Capital International (MSCI) US REIT Index, the S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2021. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid and small cap segments of the USA market. With 135 constituents, it represents about 99% of the US REIT universe and securities are classified under the Equity REITs Industry (under the Real Estate Sector) according to the Global Industry Classification Standard (GICS®), have core real estate exposure (i.e., only selected Specialized REITs are eligible) and carry REIT tax status. This index reinvests as much as possible of a company's dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2021 Annual Report	55

Aberdeen Realty Income & Growth Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Common Stocks	99.8%
Short-Term Investment	–%
Other Assets in Excess of Liabilities	0.2%
100.0%

Amounts listed as "–" are 0% or round to 0%.

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2021.

Sub-Industries
Specialized REITs	25.4%
Residential REITs	21.2%
Retail REITs	16.9%
Industrial REITs	15.4%
Office REIT	7.7%
Health Care REITs	6.3%
Hotel & Resort REITs	5.7%
Diversified REITs	1.2%
Other	0.2%
100.0%

Top Holdings*
Prologis, Inc., REIT	10.9%
Equinix, Inc., REIT	7.5%
Public Storage	4.5%
Simon Property Group, Inc., REIT	4.2%
Equity Residential, REIT	3.9%
Realty Income Corp., REIT	3.8%
AvalonBay Communities, Inc.	3.6%
Invitation Homes, Inc.	3.5%
Welltower, Inc.	3.5%
Digital Realty Trust, Inc., REIT	3.3%
Other	51.3%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	99.8%
Other	0.2%
100.0%

56	2021 Annual Report

Statement of Investments

October 31, 2021

Aberdeen Realty Income & Growth Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.8%)
UNITED STATES (99.8%)
Diversified REITs (1.2%)
STORE Capital Corp.	20,827	$714,991
Health Care REITs (6.3%)
Omega Healthcare Investors, Inc.	16,821	493,864
Ventas, Inc.	21,353	1,139,610
Welltower, Inc.	25,158	2,022,703
		3,656,177
Hotel & Resort REITs (5.7%)
DiamondRock Hospitality Co. (a)	66,633	602,362
Host Hotels & Resorts, Inc. (a)	64,040	1,077,793
MGM Growth Properties LLC	29,797	1,173,406
Sunstone Hotel Investors, Inc. (a)	34,297	423,225
		3,276,786
Industrial REITs (15.4%)
Duke Realty Corp.	24,129	1,357,015
Prologis, Inc.	43,384	6,288,945
STAG Industrial, Inc.	27,652	1,203,691
		8,849,651
Office REITs (7.7%)
Alexandria Real Estate Equities, Inc.	7,730	1,578,002
Boston Properties, Inc.	9,897	1,124,695
Cousins Properties, Inc.	24,224	959,513
Highwoods Properties, Inc.	17,738	795,372
		4,457,582
Residential REITs (21.2%)
American Homes 4 Rent	25,656	1,041,634
AvalonBay Communities, Inc.	8,736	2,067,637
Camden Property Trust	7,448	1,214,769
Equity LifeStyle Properties, Inc.	3,895	329,166
Equity Residential	25,936	2,240,870
Invitation Homes, Inc.	49,197	2,029,376
Mid-America Apartment Communities, Inc.	7,461	1,523,611
Sun Communities, Inc.	9,194	1,801,840
		12,248,903

	Shares or Principal Amount	Value
Retail REITs (16.9%)
Agree Realty Corp.	5,974	$424,512
Brixmor Property Group, Inc.	40,026	938,210
Kimco Realty Corp.	47,525	1,074,065
National Retail Properties, Inc.	23,095	1,047,589
Realty Income Corp.	30,775	2,198,258
Simon Property Group, Inc.	16,643	2,439,531
SITE Centers Corp.	46,723	742,429
Spirit Realty Capital, Inc.	17,610	861,657
		9,726,251
Specialized REITs (25.4%)
American Tower Corp.	2,238	631,049
Digital Realty Trust, Inc.	12,071	1,904,925
Equinix, Inc., REIT	5,164	4,322,629
Extra Space Storage, Inc.	8,897	1,756,001
Gaming and Leisure Properties, Inc.	27,012	1,309,812
Life Storage, Inc.	8,855	1,184,888
Public Storage	7,791	2,588,014
Sabra Health Care REIT, Inc.	26,860	380,069
SBA Communications Corp.	1,619	559,089
		14,636,476
		57,566,817
Total Common Stocks		57,566,817
SHORT-TERM INVESTMENT (0.0%)
United States (0.0%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (b)	13,882	13,882
Total Short-Term Investment		13,882
Total Investments (Cost $37,078,093) (c)—99.8%		57,580,699
Other Assets in Excess of Liabilities—0.2%		102,719
Net Assets—100.0%		$57,683,418

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2021 Annual Report	57

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Aberdeen U.S. Small Cap Equity Fund (Institutional Class shares net of fees) returned 57.48% for the 12-month reporting period ended October 31, 2021, versus the 50.80% return of its benchmark, the Russell 2000 Index, during the same period.

Major U.S. equity market indices moved sharply higher amid periods of volatility over the 12-month period ended October 31, 2021, buoyed largely by investors' ongoing optimism regarding the distribution of COVID-19 vaccines and generally positive economic reports. There was a sharp downturn in the U.S. equity market in September 2021, attributable to investors' concerns surrounding inflation, supply-chain challenges, and peak earnings growth. The rising number of COVID-19 cases drove increasing risk-off market sentiment and investors' rotation out of equities. However, the market rallied at the end of the reporting period in October 2021. Upbeat company results, along with comments that demand remained strong, eased investors' concerns about stagflation,[1] supply-chain pressures, spiraling energy prices and higher interest rates.

Shares of U.S. small-cap companies, as represented by the Russell 2000 Index, returned 50.80% for the reporting period, outperforming the 42.91% return of their large-cap counterparts, as measured by the U.S. broader-market S&P 500 Index.[2] There was sharp divergence in the performance of small-cap value and growth stocks. Shares of U.S. small-cap value companies, as measured by the Russell 2000 Value Index,[3] returned 64.30% for the reporting period, significantly outperforming the 38.45% return of small-cap growth stocks, as represented by the Russell 2000 Growth Index.[4] All 11 sectors within the Russell 2000 Index garnered double-digit returns during the reporting period, led by the triple-digit gain of the energy sector. The communication services and materials sectors also significantly outperformed the overall market. Conversely, the healthcare, utilities and consumer staples sectors were the primary market laggards for the reporting period.

The U.S. Federal Reserve (Fed) maintained its benchmark interest rate in a range of 0.0-0.25% over the 12-month reporting period. However, the Fed noted in its statement following its September 2021 meeting that "[t]he path of the economy continues to depend on the course of the coronavirus. Progress on vaccinations will likely continue to reduce the effects of the public health crisis on the economy, but risks to the economic outlook remain." The Fed also indicated that a reduction in its monthly purchases of US Treasury and agency mortgage-backed securities "may soon be warranted."

U.S. economic news was generally positive during the 12-month reporting period. According to the Department of Labor, U.S. payrolls expanded by 5.8 million amid the ongoing reopening of the economy over the period, and the unemployment rate fell 2.3 percentage points to 4.6%. As expected, the leisure and hospitality industry, which experienced the most significant decline in employment due to the COVID-19-related lockdowns in the first half of 2020, saw the largest job gains for the period. U.S. gross domestic product (GDP) was up 2.0% in the third quarter of 2021, down significantly from the 6.7% increase for the second quarter. The relatively lower growth rate was attributable to a downturn in consumer spending. Amid the global supply-chain issues and rising energy costs, the U.S. Consumer Price Index (CPI)[5] rose 0.9% in October 2021, reaching a 31-year high of 6.2% over the previous 12 months.[6] Energy prices posted a year-over-year increase of 30% due mainly to substantially higher costs for fuel oil and gasoline. The index for all items less food and energy rose 4.6% over the previous year.

Overall positioning in the healthcare, information technology and industrials sectors bolstered the Fund's relative performance for the reporting period. The most notable contributors to Fund performance among individual holdings included medical device manufacturer InMode Ltd.; IT services provider Perficient Inc.; and niche electrical products manufacturer Atkore Inc.

InMode, which specializes in products targeted at the aesthetics market, benefited over the reporting period from long-term tailwinds behind its market, as well as its platform of proprietary and IP-protected technologies. The company's recent results have exceeded the market's expectations. We established a new position in InMode during the reporting period as the company has delivered strong revenue growth on the back of a differentiated, proprietary technology that has enabled the company to expand market share. IT services provider Perficient Inc. delivered strong results over the reporting period highlighted by accelerating revenue growth and expanding operating margins. The company has benefited from its clients' increasing digital transformation activities, while the company's decision to push delivery to more offshore locations has led to higher margins. Atkore's stock price moved higher over the reporting period as the company has benefited from recovery in its key end-markets and a differentiated strategy which thrives in an environment of increasing supply constraints. Sales and earnings growth have exceeded the market expectations, leading to a healthy re-rating of the company's valuation multiple.[7] We initiated a holding in Atkore during the reporting period as we have a positive view on the company's ability to expand its market-leading position in electrical equipment, selling the broadest portfolio of products among its peers while managing prices and costs to expand margins.

1	Stagflation refers to an economic environment of stagnant activity and accelerating inflation.
2	The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
3	The Russell 2000 Value Index is an unmanaged index considered representative of small-cap value stocks.
4	The Russell 2000 Growth Index is an unmanaged index considered representative of small-cap growth stocks.
5	The Consumer Price Index is a measure of the average change over time in the prices that consumers pay for a basket of consumer goods and services.
6	Source: U.S. Department of Labor, November 2021
7	A valuation multiple is a ratio that reflects the valuation of a target company in relation to a specific financial metric to facilitate the comparison of two different companies.

58	2021 Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (concluded)

Fund performance over the reporting period was hampered mainly by stock selection in the financials sector, the lack of exposure to energy, and overall positioning in the consumer discretionary sector. The largest individual stock detractors from Fund performance were Mercury Systems, a manufacturer of electronic components for aerospace and defense applications; Envestnet Inc., a provider of software and analytics to wealth management and financial technology firms; and home healthcare services provider Addus HomeCare Corp.

Shares of Mercury Systems moved lower over the reporting period due to a mix of program delays and COVID-19-related challenges which have weighed on its organic revenue growth and profitability. Customers have extended timelines for delivery on certain platforms for several reasons, most significantly pandemic-related productivity. We were originally attracted to the dominant position of Envestnet in a growing market, which enabled the company to generate low-double-digit organic revenue growth while expanding margins. However, growth slowed in early 2021, leading Envestnet to undertake an aggressive investment program in an effort to enhance its product offering. We subsequently exited the Fund's position in the company as we were increasingly concerned that the fruits of these investments were uncertain, and we found what we believed were better investment opportunities elsewhere. Addus HomeCare reported results for the first quarter of its 2021 fiscal year that came in below the market's expectations due to pandemic- and weather-related factors in its personal care business. Additionally, there was share-price weakness across several home healthcare and hospice providers over the reporting period, which in our view was attributable primarily to fears of wage pressure or increased competition for deals.

There was relatively high portfolio activity in the Fund over the 12-month reporting period due to the market's strong performance and a significant change in the economic environment in the U.S. Additionally, the market capitalizations of several companies grew to exceed the Fund's small-cap range: industrial equipment auction company Ritchie Bros. Auctioneers; Manhattan Associates Inc., a developer of supply-chain and logistics software; semiconductor designer Lattice Semiconductor Corp.; Globus Medical Inc., a developer and manufacturer of spine implant devices; SiteOne Landscape Supply Inc.; engineering and consulting firm Tetra Tech Inc.; Fox Factory Holding Corp., a manufacturer of shocks/suspension systems for bicycles and a variety of motorized vehicles; Montana-based regional bank Glacier Bancorp Inc.; and Rapid7 Inc., a developer of cyber security software products and services.

U.S. companies that reported third-quarter earnings as of the end of October 2021 generally indicated that they have seen continued strong demand (with many highlighting the concept of unmet demand due to supply-chain issues) and aggressive pricing increases to offset elevated labor and input costs. Companies currently are making it a top priority to tackling the supply-chain issues in their near-term plans. The CEOs of the three largest U.S. banks commented alongside their respective companies' results that they are seeing increased use of corporate credit lines to invest in inventory and capital expenditures in an effort to address supply-chain issues. Combined with more positive news surrounding reopening of economies in several Southeast Asia countries where many corporations have manufacturing operations, this supports companies' views that inflation and supply chain are temporary problems – albeit with a range of views on how long these conditions may persist.

Progress in consumer sentiment remains muted, although it remains healthy compared to pre-pandemic levels. This appears to be driven by the impact of the Delta variant in more severely affected states – encouragingly, October saw COVID-19-related hospitalizations and daily cases continue to improve. Overall, the financial health of U.S. consumers remains robust following a prolonged period of household debt reduction and increased savings through the pandemic.

Beyond this phase (which has brought investors' focus to the very near term given the rapid fluctuations in supply chains), we believe that the market will shift its focus towards the sustainability of growth as the cycle normalizes. Within this context, we continue to strive to create value for the Fund's shareholders by investing with conviction in companies that in our view have strong, sustainable business models and long runways for growth.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Please read the prospectus for more detailed information regarding these and other risks.

2021 Annual Report	59

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2021)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	56.92%	17.70%	16.52%
	w/SC1	47.88%	16.31%	15.83%
Class C	w/o SC	55.93%	16.90%	15.72%
	w/SC2	54.93%	16.90%	15.72%
Class R3	w/o SC	56.50%	17.31%	16.19%
Institutional Service Class[3]	w/o SC	57.33%	18.01%	16.84%
Institutional Class[3]	w/o SC	57.48%	18.07%	16.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	A 5.75% front-end sales charge was deducted.
2	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
3	Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2021)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen U.S. Small Cap Equity Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended

October 31, 2021. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index measures performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and it represents approximately 8% of the U.S. market. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

60	2021 Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Common Stocks	95.7%
Short-Term Investment	3.9%
Other Assets in Excess of Liabilities	0.4%
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2021.

Top Sectors
Industrials	22.0%
Information Technology	19.0%
Financials	15.9%
Health Care	13.6%
Consumer Discretionary	11.8%
Materials	5.8%
Consumer Staples	4.6%
Communication Services	1.7%
Real Estate	1.3%
Other	4.3%
100.0%

Top Holdings*
Casella Waste Systems, Inc., Class A	2.5%
CyberArk Software Ltd.	2.5%
First Interstate BancSystem, Inc., Class A	2.4%
WNS Holdings Ltd., ADR	2.3%
PJT Partners, Inc., Class A	2.3%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2.3%
LCI Industries	2.3%
CI Financial Corp.	2.2%
Workiva, Inc.	2.1%
Dorman Products, Inc.	2.1%
Other	77.0%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	88.0%
Canada	6.1%
Israel	2.4%
India	2.3%
Singapore	0.8%
Other	0.4%
100.0%

2021 Annual Report	61

Statement of Investments

October 31, 2021
Aberdeen U.S. Small Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.7%)
CANADA (6.1%)
Consumer Discretionary (1.3%)
Aritzia, Inc. (a)	390,861	$15,393,152
Consumer Staples (1.7%)
Jamieson Wellness, Inc. (b)	662,015	20,385,740
Financials (3.1%)
CI Financial Corp.	1,177,693	26,853,989
TMX Group Ltd.	96,798	10,479,932
		37,333,921
		73,112,813
INDIA (2.3%)
Information Technology (2.3%)
WNS Holdings Ltd., ADR (a)	310,382	27,565,025
ISRAEL (2.4%)
Information Technology (2.4%)
CyberArk Software Ltd. (a)	162,713	29,306,238
SINGAPORE (0.8%)
Information Technology (0.8%)
Kulicke & Soffa Industries, Inc.	163,064	9,294,648
UNITED STATES (84.1%)
Communication Services (1.7%)
Cogent Communications Holdings, Inc.	263,567	20,186,597
Consumer Discretionary (10.5%)
Dorman Products, Inc. (a)	242,979	25,362,148
GrowGeneration Corp. (a)	381,382	8,039,533
LCI Industries	194,419	27,148,669
LGI Homes, Inc. (a)	128,275	19,151,458
National Vision Holdings, Inc. (a)	347,852	21,441,597
Stride, Inc. (a)	693,269	24,611,049
		125,754,454
Consumer Staples (2.9%)
BJ's Wholesale Club Holdings, Inc. (a)	296,874	17,349,317
elf Beauty, Inc. (a)	529,401	17,104,946
		34,454,263
Financials (12.8%)
Donnelley Financial Solutions, Inc. (a)	228,028	8,738,033
First Interstate BancSystem, Inc., Class A	687,795	28,591,638
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	449,766	27,165,866
Live Oak Bancshares, Inc.	242,711	21,644,967
PJT Partners, Inc., Class A	335,309	27,424,923
PRA Group, Inc. (a)	476,477	20,431,334
Wintrust Financial Corp.	221,708	19,621,158
		153,617,919

	Shares or Principal Amount	Value
Health Care (13.6%)
Addus HomeCare Corp. (a)	158,835	$14,851,072
AMN Healthcare Services, Inc. (a)	128,210	12,654,327
CONMED Corp.	133,761	19,566,559
Health Catalyst, Inc. (a)	459,654	24,196,187
Heska Corp. (a)	102,910	23,003,472
Inmode Ltd. (a)	139,590	13,224,757
Integer Holdings Corp. (a)	260,122	23,416,182
Ligand Pharmaceuticals, Inc. (a)	153,749	22,438,129
US Physical Therapy, Inc.	80,451	8,677,445
		162,028,130
Industrials (22.0%)
Ameresco, Inc., Class A (a)	246,847	20,273,544
ASGN, Inc. (a)	187,376	22,421,412
Atkore, Inc. (a)	251,047	23,731,473
Casella Waste Systems, Inc., Class A (a)	340,161	29,498,762
Gibraltar Industries, Inc. (a)	286,205	18,649,118
Helios Technologies, Inc.	208,955	19,025,353
Hub Group, Inc., Class A (a)	303,305	23,830,674
Mercury Systems, Inc. (a)	368,694	19,002,489
RBC Bearings, Inc. (a)	85,618	20,028,619
Saia, Inc. (a)	57,263	17,902,704
Shyft Group, Inc.	576,249	23,747,221
Werner Enterprises, Inc.	537,482	24,358,684
		262,470,053
Information Technology (13.5%)
Cohu, Inc. (a)	406,512	13,024,644
Domo, Inc.,Class B (a)	214,845	18,981,556
Grid Dynamics Holdings, Inc. (a)	688,747	19,801,476
Model N, Inc. (a)	415,500	13,466,355
Onto Innovation, Inc. (a)	316,914	25,102,758
Perficient, Inc. (a)	175,386	21,677,710
Verint Systems, Inc. (a)	515,180	24,007,388
Workiva, Inc. (a)	171,455	25,641,095
		161,702,982
Materials (5.8%)
Graphic Packaging Holding Co.	1,140,575	22,731,660
Kaiser Aluminum Corp.	192,089	18,659,526
Materion Corp.	325,924	23,525,194
Ranpak Holdings Corp. (a)	125,638	4,329,485
		69,245,865
Real Estate (1.3%)
Terreno Realty Corp., REIT	218,005	15,942,706
		1,005,402,969
Total Common Stocks		1,144,681,693

See accompanying Notes to Financial Statements.

62	2021 Annual Report

Statement of Investments (concluded)

October 31, 2021
Aberdeen U.S. Small Cap Equity Fund

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (3.9%)
UNITED STATES (3.9%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (c)	46,804,726	$46,804,726
Total Short-Term Investment		46,804,726
Total Investments (Cost $963,527,501) (d)—99.6%		1,191,486,419
Other Assets in Excess of Liabilities—0.4%		4,360,673
Net Assets—100.0%		$1,195,847,092

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2021 Annual Report	63

Aberdeen U.S. Sustainable Leaders Fund (Unaudited)

Aberdeen U.S. Sustainable Leaders Fund (Institutional Class shares net of fees) returned 41.77% for the 12-month reporting period ended October 31, 2021, versus the 43.90% return of its benchmark, the Russell 3000 Index, during the same period.

Major U.S. equity market indices moved sharply higher amid periods of volatility over the 12-month period ended October 31, 2021, buoyed largely by investors' ongoing optimism regarding the distribution of COVID-19 vaccines and generally positive economic reports. There was sharp downturn in the U.S. equity market in September 2021, attributable to investors' concerns surrounding inflation, supply-chain challenges, and peak earnings growth. The rising number of COVID-19 cases drove increasing risk-off market sentiment and investors' rotation out of equities. However, the market rallied at the end of the reporting period in October 2021. Upbeat company results, along with comments that demand remained strong, eased investors' concerns about stagflation,1 supply-chain pressures, spiraling energy prices and higher interest rates.

U.S. stocks, as represented by the broader-market Russell 3000 Index, returned 43.90% for the reporting period. Shares of U.S. large-cap companies, as represented by the S&P 500 Index,2 returned 42.91% for the reporting period, underperforming the 45.40% and 50.80% returns of their mid- and small-cap counterparts, as measured by the Russell Midcap Index3 and Russell 2000 Index,4 respectively. All 11 sectors within the Russell 3000 Index garnered double-digit returns during the reporting period, led by the triple-digit gain of the energy sector. The financials and real estate sectors also outperformed the overall market. Conversely, the utilities, consumer staples and healthcare sectors were the primary market laggards for the reporting period.

The U.S. Federal Reserve (Fed) maintained its benchmark interest rate in a range of 0.0-0.25% over the 12-month reporting period. However, the Fed noted in its statement following its September 2021 meeting that "[t]he path of the economy continues to depend on the course of the coronavirus. Progress on vaccinations will likely continue to reduce the effects of the public health crisis on the economy, but risks to the economic outlook remain." The Fed also indicated that a reduction in its monthly purchases of US Treasury and agency mortgage-backed securities "may soon be warranted."

U.S. economic news was generally positive during the 12-month reporting period. According to the Department of Labor, U.S. payrolls expanded by 5.8 million amid the ongoing reopening of the economy over the period, and the unemployment rate fell 2.3 percentage points to 4.6%. As expected, the leisure and hospitality industry, which experienced the most significant decline in employment due to the COVID-19-related lockdowns in the first half of 2020, saw the largest job gains for the period. U.S. gross domestic product (GDP) was up 2.0% in the third quarter of 2021, down significantly from the 6.7% increase for the second quarter. The relatively lower growth rate was attributable to a downturn in consumer spending. Amid the global supply-chain issues and rising energy costs, the U.S. Consumer Price Index (CPI)5 rose 0.9% in October 2021, reaching a 31-year high of 6.2% over the previous 12 months.6 Energy prices posted a year-over-year increase of 30% due mainly to substantially higher costs for fuel oil and gasoline. The index for all items less food and energy rose 4.6% over the previous year.

The Fund's performance relative to its benchmark, the Russell 3000 Index, for the reporting period was hampered primarily by stock selection in the information technology and communication services sectors. The main individual stock detractors from performance were holdings in diversified telecommunications company Cable One Inc. and payment-processing services provider Mastercard Inc., as well as the lack of exposure to electric vehicle (EV) manufacturer and renewable energy company Tesla Inc.

Shares of Cable One lagged the overall market for the reporting period despite the company's continued strong execution in driving both organic growth and finding strategic acquisitions. In our view, this most likely was attributable to investors' preference for cyclical growth stocks and companies benefiting from the reopening of the U.S. economy. Investors also are increasingly concerned about the overbuilding of fiber-optic infrastructure, which has a lesser impact on Cable One's rural footprint relative to its larger peers. MasterCard's highly profitable cross-border business has remained significantly hindered by waves of COVID-19-induced travel restrictions even as overall credit transaction volumes already are well above pre-pandemic levels. The company expects newly announced border reopenings to drive cross-border volumes, along with pent-up consumer demand to boost its business back to historically normal levels by the end of 2022.7 As of the end of the reporting period, the Fund did not hold Tesla as we have reservations about the company's corporate governance and have a difficult time justifying the stock's valuation.

Stock selection in the industrials and consumer discretionary sectors had a positive impact on Fund performance for the reporting period. The largest contributors to performance among individual holdings included diversified financial services companies SVB Financial Group and American Express Company; and engineering and consulting firm Tetra Tech Inc.

1	Stagflation refers to an economic environment of stagnant activity and accelerating inflation.
2	The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
3	The Russell Midcap Index is an unmanaged index considered representative of U.S. mid-cap stocks.
4	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.
5	The Consumer Price Index is a measure of the average change over time in the prices that consumers pay for a basket of consumer goods and services.
6	Source: U.S. Department of Labor, November 2021
7	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

64	2021 Annual Report

Aberdeen U.S. Sustainable Leaders Fund (Unaudited) (continued)

SVB Financial Group saw healthy year-over-year net income growth over the reporting period. The company benefited mainly from a significant increase in net interest income as well as positive contributions from its acquisition of Boston Private Financial Holdings on July 1, 2021. American Express garnered positive results over the reporting period. Strength in the company's Global Consumer Services Group, Global Commercial Services, and Global Merchant and Network Services businesses offset ongoing weakness in its Corporate and Other segment. Tetra Tech posted notable increases in revenue during the reporting period attributable mainly to strong demand for its water and environmental services.

Early in the reporting period, we made numerous changes to the portfolio in accordance with the Fund's new investment objective and name change, which became effective on December 1, 2020. We initiated holdings in consumer products maker Colgate-Palmolive Co.; alternative energy company SolarEdge Technologies Inc.; Jamieson Wellness Inc., a Canada-based distributor of natural health products; regional bank Huntington Bancshares Inc.; Atkore International Group Inc., a manufacturer of electrical raceway products; Chart Industries Inc., a global manufacturer of highly engineered equipment servicing for the clean energy and industrial gas markets; data infrastructure company Marvell Technology Inc.; asset manager CI Financial Corp.; biopharmaceutical firm Horizon Therapeutics plc; communications services provider RingCentral Inc.; New Fortress Energy Inc., a global provider of natural gas-fueled energy solutions; electronic components manufacturer Helios Technologies Inc.; and investment advisory services provider LPL Financial Holdings Inc. We also established a new position in freight railroad operator Kansas City Southern, which we subsequently exited later in the reporting period.

In addition to Kansas City Southern, we exited the Fund's positions in membership warehouse operator BJ's Wholesale Club Holdings Inc.; customer relationship management (CRM) software company Salesforce.com Inc.; freight railroad operator Canadian National Railway Co.; energy and water resource management services provider Itron Inc.; financial services company First Republic Bank; diversified industrial manufacturing company Trane Technologies plc; data services provider IHS Markit Ltd.; biopharmaceutical firm Bristol-Myers Squibb Co.; and Canada-based securities and derivatives exchange operator TMX Group Ltd.

U.S. companies that reported third-quarter earnings as of the end of October 2021 generally indicated that they have seen continued strong demand (with many highlighting the concept of unmet demand due to supply-chain issues) and aggressive pricing increases to offset elevated labor and input costs. Companies currently are making it a top priority to tackle the supply-chain issues in their near-term plans. The CEOs of the three largest U.S. banks commented alongside their respective companies' results that they are seeing increased use of corporate credit lines to invest in inventory and capital expenditures in an effort to address supply-chain issues. Combined with more positive news surrounding reopening of economies in several Southeast Asia countries where many corporations have manufacturing operations, this supports companies' views that inflation and supply chain are temporary problems – albeit with a range of views on how long these conditions may persist.

Progress in consumer sentiment remains muted, although it remains healthy compared to pre-pandemic levels. This appears to be driven by the impact of the Delta variant in more severely affected states – encouragingly, October saw COVID-19-related hospitalizations and daily cases continue to improve. Overall, the financial health of U.S. consumers remains robust following a prolonged period of household debt reduction and increased savings through the pandemic.

Beyond this phase (which has brought investors' focus to the very near term given the rapid fluctuations in supply chains), we believe that the market will shift its focus towards the sustainability of growth as the cycle normalizes. Within this context, we continue to strive to create value for the Fund's shareholders by investing with conviction in companies that in our view have strong, sustainable business models and long runways for growth.

Effective December 1, 2020, the Aberdeen Focused U.S. Equity Fund changed its name to Aberdeen U.S. Sustainable Leaders Fund and changed its principal investment strategies. The Fund seeks to achieve its investment objective of long-term capital appreciation by investing in equity securities of smaller (small- and mid-capitalization) U.S. companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance ("ESG") risks and opportunities in accordance with the Adviser's criteria.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

2021 Annual Report	65

Aberdeen U.S. Sustainable Leaders Fund (Unaudited) (concluded)

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

The Fund's "Sustainable Leaders" strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund's Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.

Please read the prospectus for more detailed information regarding these and other risks.

66	2021 Annual Report

Aberdeen U.S. Sustainable Leaders Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2021)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	41.35%	20.33%	14.78%
	w/SC2	33.23%	18.91%	14.11%
Class C	w/o SC	40.20%	19.46%	13.95%
	w/SC3	39.20%	19.46%	13.95%
Institutional Service Class[4]	w/o SC	41.61%	20.58%	15.03%
Institutional Class[4]	w/o SC	41.77%	20.69%	15.13%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment strategies effective December 1, 2020. Performance information for periods prior to December 1, 2020 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen U.S. Multi-Cap Equity Fund to Aberdeen U.S. Sustainable Leaders Fund. Returns prior to October 9, 2011 reflect the performance of a predecessor fund (the "Predecessor Fund"). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Please consult the Fund's prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2021)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Sustainable Leaders Fund, Russell 3000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2021. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2021 Annual Report	67

Aberdeen U.S. Sustainable Leaders Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Common Stocks	97.5%
Short-Term Investment	2.6%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2021.

Top Sectors
Information Technology	32.3%*
Industrials	18.0%
Financials	13.2%
Health Care	9.3%
Consumer Discretionary	5.7%
Real Estate	4.5%
Consumer Staples	4.4%
Utilities	3.7%
Materials	2.5%
Communication Services	2.2%
Other	4.2%
100.0%

*	As of October 31, 2021, the Fund's holdings in the Information Technology sector were allocated to three industries: Software (20.0%), Information Technology Services (6.8%) and Semiconductors & Semiconductor Equipment (5.5%).

Top Holdings*
Microsoft Corp.	9.4%
Tetra Tech, Inc.	4.6%
ICON PLC	4.5%
NICE Ltd., ADR	4.4%
Mastercard, Inc., Class A	3.7%
RingCentral, Inc., Class A	3.4%
Burlington Stores, Inc.	3.1%
Akamai Technologies, Inc.	3.0%
American Express Co.	3.0%
SolarEdge Technologies, Inc.	2.9%
Other	58.0%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	85.7%
Canada	5.5%
Ireland	4.5%
Israel	4.4%
Other	(0.1%)
100.0%

68	2021 Annual Report

Statement of Investments

October 31, 2021
Aberdeen U.S. Sustainable Leaders Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.5%)
CANADA (5.5%)
Consumer Staples (2.7%)
Jamieson Wellness, Inc. (a)	455,519	$14,027,011
Financials (2.8%)
CI Financial Corp.	642,811	14,657,504
		28,684,515
IRELAND (4.5%)
Health Care (4.5%)
ICON PLC (b)	81,557	23,388,101
ISRAEL (4.4%)
Information Technology (4.4%)
NICE Ltd., ADR (b)	80,622	22,817,638
UNITED STATES (83.1%)
Communication Services (2.2%)
Cable One, Inc.	6,614	11,317,943
Consumer Discretionary (5.7%)
Burlington Stores, Inc. (b)	57,863	15,986,968
Pool Corp.	26,829	13,821,228
		29,808,196
Consumer Staples (1.7%)
Colgate-Palmolive Co.	117,674	8,965,582
Energy (1.7%)
New Fortress Energy, Inc.	292,624	8,778,720
Financials (10.4%)
American Express Co.	88,237	15,333,826
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	134,422	8,119,089
Huntington Bancshares, Inc.	841,780	13,249,617
LPL Financial Holdings, Inc.	44,300	7,266,086
SVB Financial Group (b)	13,870	9,950,338
		53,918,956
Health Care (4.8%)
Horizon Therapeutics PLC (b)	125,971	15,105,183
Integer Holdings Corp. (b)	106,622	9,598,112
		24,703,295
Industrials (18.0%)
Atkore, Inc. (b)	142,590	13,479,033
Chart Industries, Inc. (b)	71,383	12,671,910
Helios Technologies, Inc.	153,082	13,938,116
Tetra Tech, Inc.	137,415	24,138,319
Trex Co., Inc. (b)	138,575	14,744,380
Waste Management, Inc.	91,633	14,682,356
		93,654,114

	Shares or Principal Amount	Value
Information Technology (27.9%)
Akamai Technologies, Inc. (b)	147,645	$15,570,642
Autodesk, Inc. (b)	46,745	14,846,679
Marvell Technology, Inc.	193,523	13,256,325
Mastercard, Inc., Class A	57,957	19,445,733
Microsoft Corp.	147,702	48,980,937
RingCentral, Inc., Class A (b)	71,492	17,428,320
SolarEdge Technologies, Inc. (b)	42,675	15,135,969
		144,664,605
Materials (2.5%)
Ecolab, Inc.	58,727	13,050,314
Real Estate (4.5%)
Alexandria Real Estate Equities, Inc.	50,661	10,341,937
American Tower Corp., REIT	46,553	13,126,549
		23,468,486
Utilities (3.7%)
American Water Works Co., Inc.	58,114	10,122,296
NextEra Energy, Inc.	107,393	9,163,845
		19,286,141
		431,616,352
Total Common Stocks		506,506,606
SHORT-TERM INVESTMENT (2.6%)
UNITED STATES (2.6%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (c)	13,728,502	13,728,502
Total Short-Term Investment		13,728,502
Total Investments (Cost $403,202,146) (d)—100.1%		520,235,108
Liabilities in Excess of Other Assets—(0.1)%		(734,503)
Net Assets—100.0%		$519,500,605

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2021 Annual Report	69

Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (Unaudited)

Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (Institutional Class shares net of fees) returned 53.85% for the 12-month reporting period ended October 31, 2021, versus the 49.43% return of its benchmark, the Russell 2500 Index, during the same period.

Major U.S. equity market indices moved sharply higher amid periods of volatility over the 12-month period ended October 31, 2021, buoyed largely by investors' ongoing optimism regarding the distribution of COVID-19 vaccines and generally positive economic reports. There was sharp downturn in the U.S. equity market in September 2021, attributable to investors' concerns surrounding inflation, supply-chain challenges, and peak earnings growth. The rising number of COVID-19 cases drove increasing risk-off market sentiment and investors' rotation out of equities. However, the market rallied at the end of the reporting period in October 2021. Upbeat company results, along with comments that demand remained strong, eased investors' concerns about stagflation,1 supply-chain pressures, spiraling energy prices and higher interest rates.

U.S. stocks, as measured by the broader-market Russell 3000 Index, returned 43.90% for the reporting period. Shares of U.S. large-cap companies, as represented by the S&P 500 Index,2 returned 42.91% for the reporting period, underperforming the 45.40% and 50.80% returns of their mid- and small-cap counterparts, as measured by the Russell Midcap Index3 and Russell 2000 Index,4 respectively. All 11 sectors within the Russell 2500 Index, the Fund's benchmark, garnered double-digit returns during the reporting period, led by the triple-digit gain of the energy sector. The financials and industrials sectors also outperformed the overall market. Conversely, the utilities, consumer staples and healthcare sectors were the primary market laggards for the reporting period.

The U.S. Federal Reserve (Fed) maintained its benchmark interest rate in a range of 0.0-0.25% over the 12-month reporting period. However, the Fed noted in its statement following its September 2021 meeting that "[t]he path of the economy continues to depend on the course of the coronavirus. Progress on vaccinations will likely continue to reduce the effects of the public health crisis on the economy, but risks to the economic outlook remain." The Fed also indicated that a reduction in its monthly purchases of US Treasury and agency mortgage-backed securities "may soon be warranted."

U.S. economic news was generally positive during the 12-month reporting period. According to the Department of Labor, U.S. payrolls expanded by 5.8 million amid the ongoing reopening of the economy over the period, and the unemployment rate fell 2.3 percentage points to 4.6%. As expected, the leisure and hospitality industry, which experienced the most significant decline in employment due to the COVID-19-related lockdowns in the first half of 2020, saw the largest job gains for the period. U.S. gross domestic product (GDP) was up 2.0% in the third quarter of 2021, down significantly from the 6.7% increase for the second quarter. The relatively lower growth rate was attributable to a downturn in consumer spending. Amid the global supply-chain issues and rising energy costs, the U.S. Consumer Price Index (CPI)5 rose 0.9% in October 2021, reaching a 31-year high of 6.2% over the previous 12 months.6 Energy prices posted a year-over-year increase of 30% due mainly to substantially higher costs for fuel oil and gasoline. The index for all items less food and energy rose 4.6% over the previous year.

The Fund's outperformance relative to its benchmark, the Russell 2500 Index, for the reporting period was attributable mainly to strong stock selection in the healthcare, industrials and information technology sectors. The largest individual stock contributors to performance were biopharmaceutical firm Ligand Pharmaceuticals Inc.; Atkore International Group Inc., a manufacturer of electrical raceway products; and Kulicke & Soffa Industries Inc., a manufacturer of semiconductor assembly solutions.

In our view, Ligand Pharmaceuticals likely was a beneficiary of a "short squeeze"7 following retail investor interest in heavily shorted stocks in the first quarter of 2021. Despite the run-up in the share price, we feel that the company has an attractive long-term runway of sales and earnings growth due to the company's differentiated technologies and broad product pipeline. Atkore International Group's stock price moved higher over the reporting period as the company has benefited from recovery in its key end-markets and a differentiated strategy which thrives in an environment of increasing supply constraints. Sales and earnings growth have exceeded the market expectations, leading to a healthy re-rating of the company's valuation multiple.8 Kulicke & Soffa benefited from a favorable environment for semiconductors and broad-based demand across a variety of industries. We subsequently exited the Fund's position in the company following a period of share-price strength.

An underweight allocation to the energy sector and stock selection in the financials sector weighed on Fund performance over the reporting period. The primary detractors from performance among individual holdings included customer relationship management (CRM) software company Pegasystems Inc., as well as the lack of exposure to

1	Stagflation refers to an economic environment of stagnant activity and accelerating inflation. .
2	The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
3	The Russell Midcap Index is an unmanaged index considered representative of U.S. mid-cap stocks.
4	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.
5	The Consumer Price Index is a measure of the average change over time in the prices that consumers pay for a basket of consumer goods and services.
6	Source: U.S. Department of Labor, November 2021
7	A "short squeeze" occurs when a security has an unusually large amount of short sellers holding positions in it. The short squeeze begins when the price unexpectedly moves higher.
8	A valuation multiple is a ratio that reflects the valuation of a target company in relation to a specific financial metric to facilitate the comparison of two different companies.

70	2021 Annual Report

Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (Unaudited) (continued)

industrial equipment auction company Ritchie Bros. Auctioneers Inc., and human resources services provider Paylocity Holding Corp.

Pegasystems is a technology leader in business process management (BPM), and its specific CRM niche has enabled the company to develop a large and sticky9 enterprise customer base. Like many software companies, Pegasystems is transitioning to a recurring revenue model, which has had a negative impact on revenue growth and margins over the past few years, but it appears that the company is now through the trough. Revenue growth is accelerating and margins are expanding. We believe that these factors should drive attractive free cash flow for our expected investment time horizon. Shares of Ritchie Bros. Auctioneers performed well over the reporting period as the company saw year-over-year increases in service and inventory revenue, which offset higher expenses. We subsequently sold the Fund's shares in Ritchie Bros. Auctioneers following their strong performance. The absence of a position in Paylocity Holding Corp. for the last four months of the reporting hampered Fund performance. The company garnered generally positive results over the period, benefiting from healthy year-over-year revenue growth across its business segments. We exited the Fund's positon in June 2021, following a period of share-price strength.

Early in the reporting period, we made numerous changes to the Fund's portfolio in accordance with the Fund's new investment objective and name change, which became effective on December 1, 2020. We initiated holdings in alternative energy company SolarEdge Technologies Inc.; Atkore International Group Inc., a manufacturer of electrical raceway products; regional bank Huntington Bancshares Inc.; Chart Industries Inc., a global manufacturer of highly engineered equipment servicing for the clean energy and industrial gas markets; Graphic Packaging International, a provider of paper-based packaging solutions; energy services company Ameresco Inc.; Onto Innovation Inc., a supplier of semiconductor capital equipment; Conmed Corp., a manufacturer of a broad range of niche medical devices; semiconductor and electronic components manufacturer Vertiv Holdings Co.; CI Financial Corp., a Canada-based asset and wealth management firm; medical device manufacturer InMode Ltd.; Health Catalyst Inc., a developer of cloud-based software for hospital systems; IT services provider Perficient Inc.; biopharmaceutical firm Horizon Therapeutics plc; cloud-based business communications services provider RingCentral Inc.; clean energy company New Fortress Energy Inc.; Axon Enterprise Inc., a provider of law enforcement technology solutions; LPL Financial Holdings Inc., a provider of investment and business solutions for independent financial advisors; and Ranpak Holdings Corp., a provider of eco-friendly packaging technologies.

In addition to Kulicke & Soffa and Paylocity as previously noted, we exited the Fund's positions in SiteOne Landscape Supply Inc.; energy and water resource management services provider Itron Inc.; Envestnet Inc., a provider of software and analytics to wealth management and financial technology firms; financial services company SVB Financial Group; in-home healthcare services provider Addus Homecare Corp.; freight railroad operator Kansas City Southern; Fox Factory Holding Corp., a manufacturer of shocks/suspension systems for bicycles and a variety of motorized vehicles; data center-focused real estate investment trust (REIT) QTS Realty Trust Inc.; pharmaceutical firm Bristol-Myers Squibb Co.; and industrial equipment auction company Ritchie Bros. Auctioneers Inc.

U.S. companies that reported third-quarter earnings as of the end of October 2021 generally indicated that they have seen continued strong demand (with many highlighting the concept of unmet demand due to supply-chain issues) and aggressive pricing increases to offset elevated labor and input costs. Companies currently are making it a top priority to tackling the supply-chain issues in their near-term plans. The CEOs of the three largest U.S. banks commented alongside their respective companies' results that they are seeing increased use of corporate credit lines to invest in inventory and capital expenditures in an effort to address supply-chain issues. Combined with more positive news surrounding reopening of economies in several Southeast Asia countries where many corporations have manufacturing operations, this supports companies' views that inflation and supply chain are temporary problems – albeit with a range of views on how long these conditions may persist.

Progress in consumer sentiment remains muted, although it remains healthy compared to pre-pandemic levels. This appears to be driven by the impact of the Delta variant in more severely affected states – encouragingly, October saw COVID-19-related hospitalizations and daily cases continue to improve. Overall, the financial health of U.S. consumers remains robust following a prolonged period of household debt reduction and increased savings through the pandemic.

Beyond this phase (which has brought investors' focus to the very near term given the rapid fluctuations in supply chains), we believe that the market will shift its focus towards the sustainability of growth as the cycle normalizes. Within this context, we continue to strive to create value for the Fund's shareholders by investing with conviction in companies that in our view have strong, sustainable business models and long runways for growth.

Effective December 1, 2020, the Aberdeen Focused U.S. Equity Fund changed its name to Aberdeen U.S. Sustainable Leaders Smaller Companies Fund and changed its principal investment strategies. The Fund seeks to achieve its investment objective of long-term capital appreciation by investing in equity securities of smaller (small- and mid-capitalization) U.S. companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance ("ESG") risks and opportunities in accordance with the Adviser's criteria.

9	"Sticky" refers to the tendency of customers to repurchase a product or service, or use it more frequently.

2021 Annual Report	71

Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (Unaudited) (concluded)

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

The Fund's "Sustainable Leaders" strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund's Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Please read the prospectus for more detailed information regarding these and other risks.

72	2021 Annual Report

Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2021)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	53.27%	19.31%	10.61%
	w/SC2	44.51%	17.90%	9.96%
Class C	w/o SC	51.76%	18.41%	9.82%
	w/SC3	50.94%	18.41%	9.82%
Class R4	w/o SC	52.76%	18.94%	10.22%
Institutional Service Class[4]	w/o SC	53.56%	19.54%	10.76%
Institutional Class[4]	w/o SC	53.85%	19.73%	10.98%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment strategies effective December 1, 2020. Performance information for periods prior to December 1, 2020 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Focused U.S. Equity Fund to Aberdeen U.S. Sustainable Leaders Smaller Companies Fund. The Fund changed its investment strategies effective November 15, 2017. Performance information for periods prior to November 15, 2017 does not reflect the current investment strategy. Please consult the Fund's prospectus for more detail.

2	A 5.75% front-end sales charge was deducted.

3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4	Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2021)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Sustainable Leaders Smaller Companies Fund, the

S&P 500® Index, the Russell 2500® Index, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2021. Effective December 1, 2020, the Russell 2500® Index replaced the S&P 500® Index as the Fund's primary benchmark in connection with the Fund's change in investment strategy. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2500® Index measures the performance of the small to midcap segment of the US equity universe, commonly referred to as "smid" cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2021 Annual Report	73

Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Common Stocks	97.7%
Short-Term Investment	2.2%
Other Assets in Excess of Liabilities	0.1%
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2021.

Top Sectors
Information Technology	23.0%
Industrials	21.5%
Financials	18.2%
Health Care	13.9%
Consumer Discretionary	6.1%
Materials	4.2%
Communication Services	3.9%
Consumer Staples	2.9%
Utilities	2.4%
Energy	1.6%
Other	2.3%
100.0%

Top Holdings*
Trex Co., Inc.	3.7%
NICE Ltd., ADR	3.2%
Tetra Tech, Inc.	3.1%
CI Financial Corp.	3.0%
SolarEdge Technologies, Inc.	3.0%
ICON PLC	3.0%
Jamieson Wellness, Inc.	2.9%
CyberArk Software Ltd.	2.9%
Huntington Bancshares, Inc.	2.9%
Pegasystems, Inc.	2.8%
Other	69.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	83.7%
Canada	7.1%
Israel	6.1%
Ireland	3.0%
Other	0.1%
100.0%

74	2021 Annual Report

Statement of Investments

October 31, 2021
Aberdeen U.S. Sustainable Leaders Smaller Companies Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.7%)
Communication Services (3.9%)
Cable One, Inc.	211	$361,065
Cogent Communications Holdings, Inc.	5,115	391,758
		752,823
Consumer Discretionary (6.1%)
Burlington Stores, Inc. (a)	1,701	469,970
LGI Homes, Inc. (a)	2,784	415,651
Pool Corp.	563	290,035
		1,175,656
Consumer Staples (2.9%)
Jamieson Wellness, Inc. (b)	18,530	570,603
Energy (1.6%)
New Fortress Energy, Inc.	10,607	318,210
Financials (18.2%)
CI Financial Corp.	25,758	587,339
First Interstate BancSystem, Inc., Class A	8,971	372,925
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	8,821	532,788
Huntington Bancshares, Inc.	35,640	560,974
Live Oak Bancshares, Inc.	5,152	459,455
LPL Financial Holdings, Inc.	1,622	266,040
PJT Partners, Inc., Class A	6,439	526,646
TMX Group Ltd.	2,196	237,752
		3,543,919
Health Care (13.9%)
AMN Healthcare Services, Inc. (a)	2,982	294,323
CONMED Corp.	2,589	378,719
Health Catalyst, Inc. (a)	7,316	385,114
ICON PLC (a)	2,017	578,415
Inmode Ltd. (a)	2,229	211,176
Integer Holdings Corp. (a)	4,994	449,560
Ligand Pharmaceuticals, Inc. (a)	2,700	394,038
		2,691,345
Industrials (21.5%)
Ameresco, Inc., Class A (a)	6,351	521,608
Atkore, Inc. (a)	3,893	368,005
Axon Enterprise, Inc. (a)	1,580	284,337
Chart Industries, Inc. (a)	2,532	449,481
Helios Technologies, Inc.	3,450	314,123
JB Hunt Transport Services, Inc.	1,974	389,253
Tetra Tech, Inc.	3,388	595,136
Trex Co., Inc. (a)	6,780	721,392
Vertiv Holdings Co.	20,505	526,568
		4,169,903
Information Technology (23.0%)
Akamai Technologies, Inc. (a)	4,141	436,710
CyberArk Software Ltd. (a)	3,147	566,806
NICE Ltd., ADR (a)	2,217	627,455
Onto Innovation, Inc. (a)	5,972	473,042
Pegasystems, Inc.	4,541	539,108

	Shares or Principal Amount	Value
Perficient, Inc. (a)	2,876	$355,474
Rapid7, Inc. (a)	2,898	373,117
SolarEdge Technologies, Inc. (a)	1,651	585,577
Wolfspeed, Inc. (a)	4,203	504,822
		4,462,111
Materials (4.2%)
Graphic Packaging Holding Co.	17,620	351,166
Ranpak Holdings Corp. (a)	13,721	472,826
		823,992
Utilities (2.4%)
Essential Utilities, Inc.	9,852	463,734
Total Common Stocks		18,972,296
SHORT-TERM INVESTMENT (2.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (c)	428,743	428,743
Total Short-Term Investment		428,743
Total Investments (Cost $16,070,182) (d)—99.9%		19,401,039
Other Assets in Excess of Liabilities—0.1%		24,819
Net Assets—100.0%		$19,425,858

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

2021 Annual Report	75

Statements of Assets and Liabilities

October 31, 2021

	Aberdeen China A Share Equity Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Emerging Markets Sustainable Leaders Fund	Aberdeen Global Equity Fund
Assets:
Investments, at value	$86,218,754	$125,779,655	$4,942,623,738	$214,478,689	$29,968,089
Short-term investments, at value	1,993,668	2,493,808	6,077,284	924,957	1,051,627
Foreign currency, at value	1,561	–	1,959,526	1,123,964	3,396
Receivable for investments sold	–	318,166	25,037,227	327,419	–
Interest and dividends receivable	19	121,694	3,571,482	118,178	15,837
Receivable for capital shares issued	36,049	2,122	1,464,119	15,063	40,269
Receivable from Adviser	44,175	36,012	159,654	8,777	22,287
Tax reclaim receivable	–	284,121	–	276,993	25,651
Securities lending income receivable	–	–	–	24,615	–
Prepaid expenses	42,269	–	243,470	37,520	30,998
Total assets	88,336,495	129,035,578	4,981,136,500	217,336,175	31,158,154
Liabilities:
Payable for investments purchased	–	347,560	24,025,109	–	141,345
Unrealized depreciation on forward foreign currency exchange contracts	–	2,014	–	–	–
Payable for capital shares redeemed	93,949	284,706	3,201,971	118,746	51,476
Accrued foreign capital gains tax	–	–	24,636,258	477,211	10,042
Accrued expenses and other payables:
Investment advisory fees	62,186	107,556	3,903,140	146,574	22,995
Custodian fees	26,839	57,212	2,020,776	56,895	24,742
Sub-transfer agent and administrative services fees	10,803	7,396	607,921	16,784	1,760
Interest expense on line of credit	–	–	–	–	110
Printing fees	10,428	–	358,257	17,287	4,483
Administration fees	5,853	7,877	346,946	14,657	2,044
Fund accounting fees	3,365	6,509	262,315	11,952	1,536
Distribution fees	8,865	849	90,461	8,626	6,300
Transfer agent fees	6,956	6,452	68,430	18,878	8,809
Audit fees	8,230	8,370	8,230	8,230	8,230
Legal fees	352	552	24,085	888	138
Other accrued expenses	25,211	46,498	129,682	39,814	36,146
Total liabilities	263,037	883,551	59,683,581	936,542	320,156
Net Assets	$88,073,458	$128,152,027	$4,921,452,919	$216,399,633	$30,837,998
Cost:
Investments	$86,057,916	$92,152,803	$3,704,153,516	$200,615,929	$19,492,558
Short-term investment	1,993,668	2,493,808	6,077,284	924,957	1,051,627
Foreign currency	484	–	1,971,703	1,123,647	3,424
Represented by:
Capital	$85,762,688	$94,630,409	$3,265,885,293	$163,335,028	$21,076,735
Distributable earnings	2,310,770	33,521,618	1,655,567,626	53,064,605	9,761,263
Net Assets	$88,073,458	$128,152,027	$4,921,452,919	$216,399,633	$30,837,998
Net Assets:
Class A Shares	$18,475,872	$4,986,131	$116,267,710	$23,898,254	$27,814,314
Class C Shares	3,781,649	–	10,661,878	1,159,233	194,902
Class R Shares	4,557,361	–	133,696,058	6,125,935	903,101
Institutional Service Class Shares	958,912	–	476,046,165	94,132,297	342,615
Institutional Class Shares	60,299,664	123,165,896	4,184,781,108	91,083,914	1,583,066
Total	$88,073,458	$128,152,027	$4,921,452,919	$216,399,633	$30,837,998

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

76	2021 Annual Report

Statements of Assets and Liabilities (concluded)

October 31, 2021

	Aberdeen China A Share Equity Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Emerging Markets Sustainable Leaders Fund	Aberdeen Global Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	489,310	1,052,354	5,770,025	1,269,428	1,530,707
Class C Shares (a)	106,280	–	535,687	65,953	11,625
Class R Shares	124,156	–	6,722,971	342,747	52,531
Institutional Service Class Shares	25,199	–	23,497,687	4,890,694	18,530
Institutional Class Shares	1,576,697	25,981,699	205,766,985	4,709,732	86,646
Total	2,321,642	27,034,053	242,293,355	11,278,554	1,700,039
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$37.76	$4.74	$20.15	$18.83	$18.17
Class C Shares (a)	$35.58	$–	$19.90	$17.58	$16.77
Class R Shares	$36.71	$–	$19.89	$17.87	$17.19
Institutional Service Class Shares	$38.05	$–	$20.26	$19.25	$18.49
Institutional Class Shares	$38.24	$4.74	$20.34	$19.34	$18.27
Maximum Offering Price Per Share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$40.06	$5.03	$21.38	$19.98	$19.28
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)  For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	77

Statements of Assets and Liabilities

October 31, 2021

	Aberdeen Global Infrastructure Fund	Aberdeen International Real Estate Equity Fund	Aberdeen International Small Cap Fund	Aberdeen Realty Income & Growth Fund	Aberdeen U.S. Small Cap Equity Fund
Assets:
Investments, at value	$57,102,695	$20,302,693	$295,632,531	$57,566,817	$1,144,681,693
Short-term investments, at value	1,243,937	705,270	17,948,165	13,882	46,804,726
Foreign currency, at value	–	154,582	–	–	–
Receivable for investments sold	–	70,528	–	194,133	9,461,715
Receivable for capital shares issued	7,073	–	778,958	1,100	1,178,594
Interest and dividends receivable	38,494	87,430	93,832	16,938	138,903
Receivable from Adviser	30,645	14,944	37,431	22,539	74,857
Tax reclaim receivable	18,966	19,079	57,590	–	–
Securities lending income receivable	82	–	–	–	–
Prepaid expenses	–	–	39,770	–	67,951
Total assets	58,441,892	21,354,526	314,588,277	57,815,409	1,202,408,439
Liabilities:
Payable for investments purchased	–	31,094	7,177,767	–	4,440,524
Unrealized depreciation on forward foreign currency exchange contracts	1,279	–	–	–	–
Payable for capital shares redeemed	4,866	20	102,693	17,689	761,854
Accrued foreign capital gains tax	–	–	124,945	–	–
Accrued expenses and other payables:
Investment advisory fees	41,676	17,938	196,689	47,746	797,952
Custodian fees	26,771	45,013	70,085	16,480	39,992
Printing fees	–	–	25,405	–	144,128
Interest expense on line of credit	–	96	–	11,067	–
Sub-transfer agent and administrative services fees	4,015	2,399	21,323	3,495	98,477
Administration fees	3,562	857	20,074	3,119	78,521
Distribution fees	1,775	154	24,956	1,210	74,271
Fund accounting fees	3,119	1,278	10,437	2,808	50,940
Transfer agent fees	3,693	3,107	14,553	3,568	28,552
Audit fees	8,620	9,150	8,230	9,150	8,230
Legal fees	250	93	1,528	249	5,397
Other accrued expenses	38,788	44,265	42,447	15,410	32,509
Total liabilities	138,414	155,464	7,841,132	131,991	6,561,347
Net Assets	$58,303,478	$21,199,062	$306,747,145	$57,683,418	$1,195,847,092
Cost:
Investments	$45,066,085	$30,720,286	$221,578,861	$37,064,211	$916,722,775
Short-term investment	1,243,937	705,270	17,948,165	13,882	46,804,726
Foreign currency	–	154,469	–	–	–
Represented by:
Capital	$45,758,268	$104,004,157	$211,093,335	$30,060,103	$749,272,326
Distributable earnings (accumulated loss)	12,545,210	(82,805,095)	95,653,810	27,623,315	446,574,766
Net Assets	$58,303,478	$21,199,062	$306,747,145	$57,683,418	$1,195,847,092
Net Assets:
Class A Shares	$13,227,244	$39,107	$112,408,367	$1,090,112	$172,962,715
Class C Shares	–	–	560,665	–	44,294,838
Class R Shares	–	–	2,534,549	–	5,407,694
Institutional Service Class Shares	–	–	–	–	41,568,062
Institutional Class Shares	45,076,234	21,159,955	191,243,564	56,593,306	931,613,783
Total	$58,303,478	$21,199,062	$306,747,145	$57,683,418	$1,195,847,092

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

78	2021 Annual Report

Statements of Assets and Liabilities (concluded)

October 31, 2021

	Aberdeen Global Infrastructure Fund	Aberdeen International Real Estate Equity Fund	Aberdeen International Small Cap Fund	Aberdeen Realty Income & Growth Fund	Aberdeen U.S. Small Cap Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	547,080	1,897	2,630,372	69,529	3,489,182
Class C Shares (a)	–	–	14,673	–	1,113,129
Class R Shares	–	–	63,413	–	122,710
Institutional Service Class Shares	–	–	–	–	774,770
Institutional Class Shares	1,861,201	1,032,535	4,431,985	3,595,916	17,331,734
Total	2,408,281	1,034,432	7,140,443	3,665,445	22,831,525
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$24.18	$20.62	$42.73	$15.68	$49.57
Class C Shares (a)	$–	$–	$38.21	$–	$39.79
Class R Shares	$–	$–	$39.97	$–	$44.07
Institutional Service Class Shares	$–	$–	$–	$–	$53.65
Institutional Class Shares	$24.22	$20.49	$43.15	$15.74	$53.75
Maximum Offering Price Per Share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$25.66	$21.88	$45.34	$16.64	$52.59
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)  For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	79

Statements of Assets and Liabilities

October 31, 2021

	Aberdeen U.S. Sustainable Leaders Fund	Aberdeen U.S. Sustainable Leaders Smaller Companies Fund
Assets:
Investments, at value	$506,506,606	$18,972,296
Short-term investments, at value	13,728,502	428,743
Interest and dividends receivable	116,669	8
Receivable for capital shares issued	880	64,251
Receivable from Adviser	12,249	23,485
Prepaid expenses	50,704	23,100
Total assets	520,415,610	19,511,883
Liabilities:
Payable for capital shares redeemed	343,605	15,796
Accrued expenses and other payables:
Investment advisory fees	320,716	11,649
Distribution fees	71,331	3,747
Custodian fees	24,904	16,289
Administration fees	34,241	1,243
Transfer agent fees	28,379	5,679
Fund accounting fees	24,069	860
Sub-transfer agent and administrative services fees	22,074	1,322
Audit fees	8,230	8,230
Printing fees	10,461	1,854
Legal fees	2,366	90
Other accrued expenses	24,629	19,266
Total liabilities	915,005	86,025
Net Assets	$519,500,605	$19,425,858
Cost:
Investments	$389,473,644	$15,641,439
Short-term investment	13,728,502	428,743
Represented by:
Capital	$275,985,809	$10,879,042
Distributable earnings	243,514,796	8,546,816
Net Assets	$519,500,605	$19,425,858
Net Assets:
Class A Shares	$345,638,060	$10,031,866
Class C Shares	328,784	633,100
Class R Shares	–	3,070,981
Institutional Service Class Shares	158,580,827	159,126
Institutional Class Shares	14,952,934	5,530,785
Total	$519,500,605	$19,425,858

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

80	2021 Annual Report

Statements of Assets and Liabilities (concluded)

October 31, 2021

	Aberdeen U.S. Sustainable Leaders Fund	Aberdeen U.S. Sustainable Leaders Smaller Companies Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	19,953,173	904,661
Class C Shares	23,880	418,688
Class R Shares	–	321,785
Institutional Service Class Shares	8,384,228	13,618
Institutional Class Shares	785,927	453,049
Total	29,147,208	2,111,801
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$17.32	$11.09
Class C Shares (a)	$13.77	$1.51
Class R Shares	$–	$9.54
Institutional Service Class Shares	$18.91	$11.68
Institutional Class Shares	$19.03	$12.21
Maximum Offering Price Per Share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$18.38	$11.77
Maximum Sales Charge:
Class A Shares	5.75%	5.75%

(a)  For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	81

Statements of Operations

For the Year Ended October 31, 2021

	Aberdeen China A Share Equity Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Emerging Markets Sustainable Leaders Fund	Aberdeen Global Equity Fund
INVESTMENT INCOME:
Dividend income	$1,027,991	$8,610,273	$105,766,931	$4,004,274	$369,067
Interest income	918	368	28,641	524	99
Securities lending income, net	35,044	–	1,468	47,266	–
Foreign tax withholding	(103,759)	(428,375)	(12,292,736)	(524,383)	(19,798)
Total Income	960,194	8,182,266	93,504,304	3,527,681	349,368
EXPENSES:
Investment advisory fees	667,889	1,256,000	47,131,314	1,799,302	267,569
Trustee fees	4,950	8,554	355,924	15,373	2,028
Administration fees	62,860	100,480	4,189,450	179,930	23,784
Legal fees	6,088	8,233	362,853	14,601	2,295
Audit fees	37,749	47,055	39,846	40,749	37,749
Printing fees	20,348	22,247	448,482	52,005	15,008
Custodian fees	26,108	76,833	1,518,401	54,407	31,372
Transfer agent fees	37,250	47,743	679,271	144,545	58,650
Distribution fees Class A	44,222	12,339	309,172	62,086	66,819
Distribution fees Class C	33,392	–	128,574	20,695	2,069
Distribution fees Class R	25,395	–	673,744	25,853	4,710
Sub-transfer agent and administrative service fees Institutional Class	39,961	77,869	3,555,804	51,599	762
Sub-transfer agent and administrative service fees Class A	14,567	3,732	309,172	30,069	23,335
Sub-transfer agent and administrative service fees Class C	2,733	–	8,986	2,342	420
Sub-transfer agent and administrative service fees Class R	7,862	–	216,385	7,336	1,717
Sub-transfer agent and administrative service fees Institutional Service Class	826	–	682,335	63,077	312
Fund accounting fees	3,143	5,024	209,473	8,996	1,189
Registration and filing fees	80,122	33,321	145,910	67,337	64,720
Other	33,592	65,372	483,548	79,545	39,984
Total expenses before reimbursed/waived expenses	1,149,057	1,764,802	61,448,644	2,719,847	644,492
Interest expense (Note 9)	1,119	–	16,807	2,491	–
Total operating expenses before reimbursed/waived expenses	1,150,176	1,764,802	61,465,451	2,722,338	644,492
Expenses reimbursed	(244,894)	(180,278)	(1,800,053)	(38,869)	(191,740)
Net expenses	905,282	1,584,524	59,665,398	2,683,469	452,752
Net Investment Income/(Loss)	54,912	6,597,742	33,838,906	844,212	(103,384)
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	2,216,311	5,234,828	546,209,421	72,946,886	4,490,544
Realized gain/(loss) on forward foreign currency exchange contracts	–	58,319	–	–	–
Realized gain/(loss) on foreign currency transactions	(12,010)	32,103	(2,039,099)	(768,291)	(2,265)
Net realized gain from investments and foreign currency transactions	2,204,301	5,325,250	544,170,322	72,178,595	4,488,279
Net change in unrealized appreciation/(depreciation) on investment transactions (including $0, $0, $15,226,145, $477,211, $10,042 change in deferred capital gains tax, respectively)	(3,859,461)	24,052,604	252,694,941	(33,781,884)	4,730,374
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	–	(24,588)	–	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	951	(15,099)	(31,153)	(15,789)	(1,741)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(3,858,510)	24,012,917	252,663,788	(33,797,673)	4,728,633
Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(1,654,209)	29,338,167	796,834,110	38,380,922	9,216,912
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,599,297)	$35,935,909	$830,673,016	$39,225,134	$9,113,528

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

82	2021 Annual Report

Statements of Operations (continued)

For the Year Ended October 31, 2021

	Aberdeen Global Infrastructure Fund	Aberdeen International Real Estate Equity Fund	Aberdeen International Small Cap Fund	Aberdeen Realty Income & Growth Fund	Aberdeen U.S. Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$1,789,610	$775,878	$2,005,794	$1,071,135	$8,112,531
Interest income	322	126	1,289	45	7,094
Securities lending income, net	2,635	–	–	31	25,111
Foreign tax withholding	(92,412)	(28,894)	(224,756)	–	(126,533)
Total Income	1,700,155	747,110	1,782,327	1,071,211	8,018,203
EXPENSES:
Investment advisory fees	447,783	222,476	1,727,393	530,610	8,327,634
Trustee fees	3,562	1,724	14,519	3,656	68,976
Administration fees	42,144	17,798	173,588	42,449	817,763
Legal fees	2,939	2,213	15,631	8,891	71,587
Audit fees	41,510	40,410	39,840	39,380	37,749
Printing fees	16,486	9,113	41,061	8,926	169,778
Custodian fees	40,181	47,480	65,873	18,038	38,932
Transfer agent fees	26,917	23,959	103,040	27,209	199,782
Distribution fees Class A	29,284	83	249,169	2,711	393,338
Distribution fees Class C	–	–	6,261	–	430,598
Distribution fees Class R	–	–	11,002	–	22,495
Sub-transfer agent and administrative service fees Institutional Class	32,680	27,333	104,268	36,926	693,608
Sub-transfer agent and administrative service fees Class A	8,605	83	101,944	717	196,754
Sub-transfer agent and administrative service fees Class C	–	–	707	–	38,021
Sub-transfer agent and administrative service fees Class R	–	–	2,959	–	7,209
Sub-transfer agent and administrative service fees Institutional Service Class	–	–	–	–	50,126
Fund accounting fees	2,107	890	8,679	2,123	40,888
Registration and filing fees	31,789	34,186	59,982	31,885	85,400
Other	32,366	33,430	55,592	25,270	103,309
Interest expense (Note 9)	–	267	178	2,239	–
Total operating expenses before reimbursed/waived expenses	758,353	461,445	2,781,686	781,030	11,793,947
Expenses reimbursed	(207,420)	(156,298)	(261,986)	(245,459)	(604,829)
Net expenses	550,933	305,147	2,519,700	535,571	11,189,118
Net Investment Income/(Loss)	1,149,222	441,963	(737,373)	535,640	(3,107,915)
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	2,323,746	1,192,675	24,042,060	7,737,328	254,304,793
Realized gain/(loss) on forward foreign currency exchange contracts	8,290	(4,293)	–	–	–
Realized gain/(loss) on foreign currency transactions	(16,047)	(113)	11,631	–	55,094
Net realized gain from investments and foreign currency transactions	2,315,989	1,188,269	24,053,691	7,737,328	254,359,887
Net change in unrealized appreciation/(depreciation) on investment transactions (including $0, $0, $102,739, $0 and $0 change in deferred capital gains tax, respectively)	9,547,025	2,065,110	45,447,484	10,847,684	172,319,750
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	(1,121)	–	–	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	1,220	(313)	(3,432)	–	335
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	9,547,124	2,064,797	45,444,052	10,847,684	172,320,085
Net realized/unrealized gain from investments and foreign currency transactions	11,863,113	3,253,066	69,497,743	18,585,012	426,679,972
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,012,335	$3,695,029	$68,760,370	$19,120,652	$423,509,057

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	83

Statements of Operations (concluded)

For the Year Ended October 31, 2021

	Aberdeen U.S. Sustainable Leaders Fund	Aberdeen U.S. Sustainable Leaders Smaller Companies Fund
INVESTMENT INCOME:
Dividend income	$4,081,529	$129,006
Interest income	1,489	90
Securities lending income, net	649	74
Foreign tax withholding	(104,340)	(3,708)
Total Income	3,979,327	125,462
EXPENSES:
Investment advisory fees	3,487,972	122,196
Trustee fees	31,525	1,133
Administration fees	372,121	13,034
Legal fees	34,016	1,220
Audit fees	39,704	43,886
Printing fees	53,514	23,751
Custodian fees	23,091	20,402
Transfer agent fees	222,289	30,613
Distribution fees Class A	771,755	21,991
Distribution fees Class C	7,257	5,279
Distribution fees Class R	–	12,455
Sub-transfer agent and administrative service fees Class A	121,351	5,874
Sub-transfer agent and administrative service fees Institutional Class	7,560	5,604
Sub-transfer agent and administrative service fees Class C	912	300
Sub-transfer agent and administrative service fees Class R	–	3,715
Sub-transfer agent and administrative service fees Institutional Service Class	94,063	328
Fund accounting fees	18,606	652
Registration and filing fees	55,307	65,517
Other	56,786	20,926
Interest expense (Note 9)	–	8
Total operating expenses before reimbursed/waived expenses	5,397,829	398,884
Expenses reimbursed	(216,967)	(202,597)
Net expenses	5,180,862	196,287
Net Investment Loss	(1,201,535)	(70,825)
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	131,981,514	6,100,031
Realized gain/(loss) on foreign currency transactions	(56,200)	1,880
Net realized gain from investments and foreign currency transactions	131,925,314	6,101,911
Net change in unrealized appreciation/(depreciation) on investment transactions	27,391,542	813,341
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	27,391,542	813,341
Net realized/unrealized gain from investments and foreign currency transactions	159,316,856	6,915,252
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$158,115,321	$6,844,427

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

84	2021 Annual Report

Statements of Changes in Net Assets

	Aberdeen China A Share Equity Fund		Aberdeen Dynamic Dividend Fund		Aberdeen Emerging Markets Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$54,912	$24,580	$6,597,742	$6,149,688	$33,838,906	$23,274,353
Net realized gain/(loss) from investments and foreign currency transactions	2,204,301	384,145	5,325,250	(2,337,283)	544,170,322	50,486,945
Net change in unrealized appreciation/ (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(3,858,510)	3,899,201	24,012,917	(5,975,683)	252,663,788	220,304,236
Changes in net assets resulting from operations	(1,599,297)	4,307,926	35,935,909	(2,163,278)	830,673,016	294,065,534
Distributions to Shareholders From:
Distributable earnings:
Class A	(187,758)	(365,061)	(246,233)	(254,850)	(840,787)	(1,951,827)
Class C	(30,331)	(36,488)	–	–	(95,512)	(124,024)
Class R	(60,627)	(117,596)	–	–	(929,422)	(1,539,762)
Institutional Service Class	(10,077)	(23,077)	–	–	(3,669,233)	(5,613,349)
Institutional Class	(227,834)	(187,398)	(6,307,092)	(6,902,794)	(36,648,250)	(84,695,780)
Change in net assets from shareholder distributions	(516,627)	(729,620)	(6,553,325)	(7,157,644)	(42,183,204)	(93,924,742)
Change in net assets from capital transactions	69,942,065	2,582,964	(5,465,206)	(13,040,733)	123,609,123	(1,167,570,408)
Change in net assets	67,826,141	6,161,270	23,917,378	(22,361,655)	912,098,935	(967,429,616)
Net Assets:
Beginning of year	20,247,317	14,086,047	104,234,649	126,596,304	4,009,353,984	4,976,783,600
End of year	$88,073,458	$20,247,317	$128,152,027	$104,234,649	$4,921,452,919	$4,009,353,984

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	85

Statements of Changes in Net Assets (continued)

	Aberdeen China A Share Equity Fund		Aberdeen Dynamic Dividend Fund		Aberdeen Emerging Markets Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$13,943,316	$2,357,438	$533,059	$1,102,207	$44,072,988	$28,076,891
Dividends reinvested	148,240	281,529	173,000	184,731	582,889	1,470,556
Cost of shares redeemed	(7,236,721)	(2,901,024)	(731,898)	(1,351,440)	(57,713,958)	(62,257,358)
Total Class A	6,854,835	(262,057)	(25,839)	(64,502)	(13,058,081)	(32,709,911)
Class C Shares
Proceeds from shares issued	4,436,043	338,722	–	–	1,441,890	1,701,259
Dividends reinvested	29,772	28,425	–	–	77,269	93,528
Cost of shares redeemed	(1,132,154)	(769,429)	–	–	(4,997,733)	(6,398,572)
Total Class C	3,333,661	(402,282)	–	–	(3,478,574)	(4,603,785)
Class R Shares
Proceeds from shares issued	4,143,882	2,291,996	–	–	11,577,172	8,471,911
Dividends reinvested	60,456	115,553	–	–	926,091	1,516,758
Cost of shares redeemed	(3,125,168)	(2,457,975)	–	–	(15,143,748)	(15,309,881)
Total Class R	1,079,170	(50,426)	–	–	(2,640,485)	(5,321,212)
Institutional Service Class Shares
Proceeds from shares issued	343,114	7,204	–	–	70,197,666	244,923,207
Dividends reinvested	10,017	22,310	–	–	3,668,031	5,612,010
Cost of shares redeemed	(93,518)	(88,301)	–	–	(32,891,462)	(213,562,876)
Total Institutional Service Class	259,613	(58,787)	–	–	40,974,235	36,972,341
Institutional Class Shares
Proceeds from shares issued	91,638,132	8,980,315	5,950,144	4,802,370	1,310,442,243	549,097,142
Dividends reinvested	226,673	186,013	5,323,147	5,669,817	27,712,844	63,089,194
Cost of shares redeemed	(33,450,019)	(5,809,812)	(16,712,658)	(23,448,418)	(1,236,343,059)	(1,774,094,177)
Total Institutional Class	58,414,786	3,356,516	(5,439,367)	(12,976,231)	101,812,028	(1,161,907,841)
Change in net assets from capital transactions:	$69,942,065	$2,582,964	$(5,465,206)	$(13,040,733)	$123,609,123	$(1,167,570,408)

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

86	2021 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen China A Share Equity Fund		Aberdeen Dynamic Dividend Fund		Aberdeen Emerging Markets Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A Shares
Issued	355,589	82,454	119,625	280,952	2,135,263	1,950,715
Reinvested	3,997	11,176	37,880	48,510	29,999	92,430
Redeemed	(191,423)	(111,590)	(159,465)	(376,261)	(2,802,093)	(4,417,229)
Total Class A Shares	168,163	(17,960)	(1,960)	(46,799)	(636,831)	(2,374,084)
Class C Shares
Issued	119,782	11,921	–	–	69,251	107,678
Reinvested	847	1,182	–	–	4,008	5,893
Redeemed	(32,587)	(29,096)	–	–	(244,367)	(435,106)
Total Class C Shares	88,042	(15,993)	–	–	(171,108)	(321,535)
Class R Shares
Issued	111,825	78,882	–	–	570,983	603,346
Reinvested	1,672	4,690	–	–	48,234	96,302
Redeemed	(86,546)	(93,279)	–	–	(746,651)	(1,014,731)
Total Class R Shares	26,951	(9,707)	–	–	(127,434)	(315,083)
Institutional Service Class Shares
Issued	8,659	240	–	–	3,428,774	18,091,619
Reinvested	268	882	–	–	188,297	352,513
Redeemed	(2,452)	(3,489)	–	–	(1,616,390)	(16,305,879)
Total Institutional Service Class Shares	6,475	(2,367)	–	–	2,000,681	2,138,253
Institutional Class Shares
Issued	2,343,579	335,208	1,290,323	1,259,907	62,992,325	38,370,060
Reinvested	6,051	7,329	1,164,900	1,485,417	1,418,989	3,955,435
Redeemed	(916,518)	(250,650)	(3,696,031)	(6,098,779)	(60,646,610)	(127,492,592)
Total Institutional Class Shares	1,433,112	91,887	(1,240,808)	(3,353,455)	3,764,704	(85,167,097)
Total change in shares:	1,722,743	45,860	(1,242,768)	(3,400,254)	4,830,012	(86,039,546)

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	87

Statements of Changes in Net Assets

	Aberdeen Emerging Markets Sustainable Leaders Fund		Aberdeen Global Equity Fund		Aberdeen Global Infrastructure Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$844,212	$694,787	$(103,384)	$(17,817)	$1,149,222	$2,420,686
Net realized gain/(loss) from investments and foreign currency transactions	72,178,595	(735,983)	4,488,279	(96,034)	2,315,989	(633,944)
Net change in unrealized appreciation/ (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(33,797,673)	17,504,289	4,728,633	1,508,899	9,547,124	(9,646,398)
Changes in net assets resulting from operations	39,225,134	17,463,093	9,113,528	1,395,048	13,012,335	(7,859,656)
Distributions to Shareholders From:
Distributable earnings:
Class A	(3,298)	(234,561)	–	(868,962)	(357,482)	(378,080)
Class C	–	(2,997)	–	(16,881)	–	–
Class R	–	(27,395)	–	(41,507)	–	–
Institutional Service Class	(243,818)	(1,139,978)	–	(9,300)	–	–
Institutional Class	(207,630)	(1,343,116)	–	(48,762)	(1,335,765)	(2,878,797)
Tax return of capital:
Class A	–	–	–	–	–	(76,914)
Institutional Class	–	–	–	–	–	(529,317)
Change in net assets from shareholder distributions	(454,746)	(2,748,047)	–	(985,412)	(1,693,247)	(3,863,108)
Change in net assets from capital transactions	(39,743,964)	(15,793,228)	(3,492,261)	(5,758,382)	5,138,930	(46,649,052)
Change in net assets	(973,576)	(1,078,182)	5,621,267	(5,348,746)	16,458,018	(58,371,816)
Net Assets:
Beginning of year	217,373,209	218,451,391	25,216,731	30,565,477	41,845,460	100,217,276
End of year	$216,399,633	$217,373,209	$30,837,998	$25,216,731	$58,303,478	$41,845,460

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

88	2021 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Sustainable Leaders Fund		Aberdeen Global Equity Fund		Aberdeen Global Infrastructure Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,287,050	$1,898,121	$420,868	$710,053	$3,399,084	$575,513
Dividends reinvested	2,916	203,648	–	778,955	291,973	371,684
Cost of shares redeemed	(5,020,426)	(6,865,084)	(3,223,417)	(6,114,296)	(2,176,253)	(2,849,843)
Total Class A	(1,730,460)	(4,763,315)	(2,802,549)	(4,625,288)	1,514,804	(1,902,646)
Class C Shares
Proceeds from shares issued	79,312	140,962	200	8,871	–	–
Dividends reinvested	–	2,522	–	10,950	–	–
Cost of shares redeemed	(1,871,902)	(2,249,490)	(76,825)	(449,273)	–	–
Total Class C	(1,792,590)	(2,106,006)	(76,625)	(429,452)	–	–
Class R Shares
Proceeds from shares issued	3,183,934	225,464	178,224	126,197	–	–
Dividends reinvested	–	23,945	–	27,447	–	–
Cost of shares redeemed	(854,393)	(1,231,526)	(466,581)	(832,866)	–	–
Total Class R	2,329,541	(982,117)	(288,357)	(679,222)	–	–
Institutional Service Class Shares
Proceeds from shares issued	4,136,896	1,498,932	30	5,350	–	–
Dividends reinvested	230,323	1,083,091	–	9,300	–	–
Cost of shares redeemed	(9,685,115)	(11,008,743)	(1,527)	(37,522)	–	–
Total Institutional Service Class	(5,317,896)	(8,426,720)	(1,497)	(22,872)	–	–
Institutional Class Shares
Proceeds from shares issued	56,283,383	9,234,936	382,098	390,387	9,837,291	3,078,861
Dividends reinvested	206,400	1,336,975	–	46,409	1,312,012	1,682,504
Cost of shares redeemed	(89,722,342)	(10,086,981)	(705,331)	(438,344)	(7,525,177)	(49,507,771)
Total Institutional Class	(33,232,559)	484,930	(323,233)	(1,548)	3,624,126	(44,746,406)
Change in net assets from capital transactions:	$(39,743,964)	$(15,793,228)	$(3,492,261)	$(5,758,382)	$5,138,930	$(46,649,052)

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	89

Statements of Changes in Net Assets (concluded)

	Aberdeen Emerging Markets Sustainable Leaders Fund		Aberdeen Global Equity Fund		Aberdeen Global Infrastructure Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A Shares
Issued	171,270	127,940	25,756	54,833	143,830	27,759
Reinvested	161	13,284	–	58,392	12,790	18,598
Redeemed	(262,985)	(463,845)	(194,582)	(490,494)	(93,312)	(145,137)
Total Class A Shares	(91,554)	(322,621)	(168,826)	(377,269)	63,308	(98,780)
Class C Shares
Issued	4,498	9,880	13	742	–	–
Reinvested	–	174	–	878	–	–
Redeemed	(103,046)	(160,311)	(5,132)	(38,162)	–	–
Total Class C Shares	(98,548)	(150,257)	(5,119)	(36,542)	–	–
Class R Shares
Issued	173,550	15,925	11,483	10,421	–	–
Reinvested	–	1,638	–	2,159	–	–
Redeemed	(47,386)	(86,681)	(30,516)	(68,244)	–	–
Total Class R Shares	126,164	(69,118)	(19,033)	(55,664)	–	–
Institutional Service Class Shares
Issued	207,050	100,099	1	400	–	–
Reinvested	12,443	69,340	–	688	–	–
Redeemed	(498,200)	(729,057)	(94)	(2,735)	–	–
Total Institutional Service Class Shares	(278,707)	(559,618)	(93)	(1,647)	–	–
Institutional Class Shares
Issued	2,828,408	607,377	23,033	30,957	417,957	149,493
Reinvested	11,097	85,266	–	3,482	57,376	84,247
Redeemed	(4,765,341)	(663,191)	(42,843)	(35,898)	(327,354)	(2,500,768)
Total Institutional Class Shares	(1,925,836)	29,452	(19,810)	(1,459)	147,979	(2,267,028)
Total change in shares:	(2,268,481)	(1,072,162)	(212,881)	(472,581)	211,287	(2,365,808)

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

90	2021 Annual Report

Statements of Changes in Net Assets

	Aberdeen International Real Estate Equity Fund		Aberdeen International Small Cap Fund		Aberdeen Realty Income & Growth Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020 (a)	Year Ended October 31, 2021	Year Ended October 31, 2020
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$441,963	$706,225	$(737,373)	$(272,690)	$535,640	$1,203,062
Net realized gain/(loss) from investments and foreign currency transactions	1,188,269	449,431	24,053,691	(1,298,863)	7,737,328	7,265,239
Net change in unrealized appreciation/ (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	2,064,797	(7,020,109)	45,444,052	16,867,212	10,847,684	(21,294,723)
Changes in net assets resulting from operations	3,695,029	(5,864,453)	68,760,370	15,295,659	19,120,652	(12,826,422)
Distributions to Shareholders From:
Distributable earnings:
Class A	(447)	(19,990)	–	(4,124,107)	(132,211)	(356,849)
Class C	–	–	–	(37,679)	–	–
Class R	–	–	–	(106,923)	–	–
Institutional Service Class	–	–	–	(2,247)	–	–
Institutional Class	(772,267)	(6,392,314)	–	(1,888,315)	(6,158,978)	(10,781,178)
Change in net assets from shareholder distributions	(772,714)	(6,412,304)	–	(6,159,271)	(6,291,189)	(11,138,027)
Change in net assets from capital transactions	(2,314,278)	(23,819,904)	98,893,077	16,139,945	(3,351,392)	(5,403,350)
Change in net assets	608,037	(36,096,661)	167,653,447	25,276,333	9,478,071	(29,367,799)
Net Assets:
Beginning of year	20,591,025	56,687,686	139,093,698	113,817,365	48,205,347	77,573,146
End of year	$21,199,062	$20,591,025	$306,747,145	$139,093,698	$57,683,418	$48,205,347

(a)	Effective February 28, 2020, the Institutional Service Class had zero assets. On February 28, 2020, the Aberdeen International Small Cap Fund ceased offering Institutional Service Class Shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	91

Statements of Changes in Net Assets (continued)

	Aberdeen International Real Estate Equity Fund		Aberdeen International Small Cap Fund		Aberdeen Realty Income & Growth Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020 (a)	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$17,982	$17,400	$35,856,728	$22,475,177	$242,415	$600,041
Dividends reinvested	259	1,728	–	4,009,366	118,055	267,327
Cost of shares redeemed	(3,899)	(139,211)	(49,254,721)	(17,795,163)	(1,560,020)	(453,190)
Total Class A	14,342	(120,083)	(13,397,993)	8,689,380	(1,199,550)	414,178
Class C Shares
Proceeds from shares issued	–	–	161,335	44,253	–	–
Dividends reinvested	–	–	–	37,679	–	–
Cost of shares redeemed	–	–	(356,629)	(371,746)	–	–
Total Class C	–	–	(195,294)	(289,814)	–	–
Class R Shares
Proceeds from shares issued	–	–	726,609	756,991	–	–
Dividends reinvested	–	–	–	104,980	–	–
Cost of shares redeemed	–	–	(548,023)	(1,322,375)	–	–
Total Class R	–	–	178,586	(460,404)	–	–
Institutional Service Class Shares
Proceeds from shares issued	–	–	–	1,597	–	–
Dividends reinvested	–	–	–	2,247	–	–
Cost of shares redeemed	–	–	–	(41,337)	–	–
Total Institutional Service Class	–	–	–	(37,493)	–	–
Institutional Class Shares
Proceeds from shares issued	103,706	220,196	132,013,360	22,918,036	1,558,600	1,740,144
Dividends reinvested	750,678	3,228,360	–	1,887,586	5,990,413	10,093,031
Cost of shares redeemed	(3,183,004)	(27,148,377)	(19,705,582)	(16,567,346)	(9,700,855)	(17,650,703)
Total Institutional Class	(2,328,620)	(23,699,821)	112,307,778	8,238,276	(2,151,842)	(5,817,528)
Change in net assets from capital transactions:	$(2,314,278)	$(23,819,904)	$98,893,077	$16,139,945	$(3,351,392)	$(5,403,350)

(a)	Effective February 28, 2020, the Institutional Service Class had zero assets. On February 28, 2020, the Aberdeen International Small Cap Fund ceased offering Institutional Service Class Shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

92	2021 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen International Real Estate Equity Fund		Aberdeen International Small Cap Fund		Aberdeen Realty Income & Growth Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020 (a)	Year Ended October 31, 2021	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A Shares
Issued	883	944	973,407	853,368	17,991	44,651
Reinvested	13	81	–	143,243	9,766	18,007
Redeemed	(195)	(7,307)	(1,343,639)	(690,453)	(117,101)	(34,005)
Total Class A Shares	701	(6,282)	(370,232)	306,158	(89,344)	28,653
Class C Shares
Issued	–	–	4,708	1,695	–	–
Reinvested	–	–	–	1,488	–	–
Redeemed	–	–	(10,448)	(15,376)	–	–
Total Class C Shares	–	–	(5,740)	(12,193)	–	–
Class R Shares
Issued	–	–	20,419	31,007	–	–
Reinvested	–	–	–	3,989	–	–
Redeemed	–	–	(15,252)	(50,260)	–	–
Total Class R Shares	–	–	5,167	(15,264)	–	–
Institutional Service Class Shares
Issued	–	–	–	56	–	–
Reinvested	–	–	–	80	–	–
Redeemed	–	–	–	(1,607)	–	–
Total Institutional Service Class Shares	–	–	–	(1,471)	–	–
Institutional Class Shares
Issued	5,034	11,184	3,426,460	859,355	112,658	122,029
Reinvested	39,077	149,877	–	67,222	492,542	688,954
Redeemed	(157,574)	(1,382,002)	(520,211)	(648,619)	(726,895)	(1,267,890)
Total Institutional Class Shares	(113,463)	(1,220,941)	2,906,249	277,958	(121,695)	(456,907)
Total change in shares:	(112,762)	(1,227,223)	2,535,444	555,188	(211,039)	(428,254)

(a)  Effective February 28, 2020, the Institutional Service Class had zero assets. On February 28, 2020, the Aberdeen International Small Cap Fund ceased offering Institutional Service Class Shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	93

Statements of Changes in Net Assets

	Aberdeen U.S. Small Cap Equity Fund		Aberdeen U.S. Sustainable Leaders Fund		Aberdeen U.S. Sustainable Leaders Smaller Companies Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020 (a)	Year Ended October 31, 2021	Year Ended October 31, 2020
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment loss	$(3,107,915)	$(2,939,644)	$(1,201,535)	$(627,102)	$(70,825)	$(45,591)
Net realized gain from investments and foreign currency transactions	254,359,887	60,922,317	131,925,314	48,986,120	6,101,911	3,119,651
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	172,320,085	(4,343,412)	27,391,542	13,838,958	813,341	(994,426)
Changes in net assets resulting from operations	423,509,057	53,639,261	158,115,321	62,197,976	6,844,427	2,079,634
Distributions to Shareholders From:
Distributable earnings:
Class A	(8,820,880)	(11,473,361)	(32,838,262)	(24,589,062)	(901,851)	(516,902)
Class C	(3,106,149)	(4,244,876)	(162,943)	(156,405)	(230,092)	(1,046,758)
Class R	(263,620)	(421,143)	–	(1,083)	(271,918)	(128,715)
Institutional Service Class	(2,057,615)	(2,799,098)	(13,939,695)	(10,744,381)	(32,120)	(28,367)
Institutional Class	(35,151,160)	(42,054,120)	(1,285,641)	(818,661)	(382,181)	(203,205)
Change in net assets from shareholder distributions	(49,399,424)	(60,992,598)	(48,226,541)	(36,309,592)	(1,818,162)	(1,923,947)
Change in net assets from capital transactions	88,369,619	(119,902,008)	10,897,865	1,017,750	509,577	(6,463,943)
Change in net assets	462,479,252	(127,255,345)	120,786,645	26,906,134	5,535,842	(6,308,256)
Net Assets:
Beginning of year	733,367,840	860,623,185	398,713,960	371,807,826	13,890,016	20,198,272
End of year	$1,195,847,092	$733,367,840	$519,500,605	$398,713,960	$19,425,858	$13,890,016

(a)  Effective March 31, 2020, the Class R had zero assets. On April 7, 2020, the Aberdeen U.S. Sustainable Leaders Fund ceased offering Class R Shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

94	2021 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Small Cap Equity Fund		Aberdeen U.S. Sustainable Leaders Fund		Aberdeen U.S. Sustainable Leaders Smaller Companies Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020 (a)	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$23,006,316	$16,227,633	$3,192,815	$2,958,841	$810,347	$1,202,461
Dividends reinvested	7,112,684	9,715,490	29,872,297	22,321,664	763,859	388,246
Cost of shares redeemed	(40,856,034)	(58,094,309)	(24,314,645)	(25,099,337)	(1,960,220)	(2,708,909)
Total Class A	(10,737,034)	(32,151,186)	8,750,467	181,168	(386,014)	(1,118,202)
Class C Shares
Proceeds from shares issued	3,386,802	2,708,476	19,828	148,630	92,440	89,627
Dividends reinvested	2,630,798	3,470,356	157,978	120,441	227,027	1,034,134
Cost of shares redeemed	(13,933,885)	(16,088,725)	(1,113,057)	(600,552)	(210,112)	(4,863,444)
Total Class C	(7,916,285)	(9,909,893)	(935,251)	(331,481)	109,355	(3,739,683)
Class R Shares
Proceeds from shares issued	1,023,812	803,669	–	1,786	563,910	276,677
Dividends reinvested	246,182	276,258	–	–	271,918	128,715
Cost of shares redeemed	(1,069,593)	(2,713,095)	–	(13,850)	(465,547)	(472,535)
Total Class R	200,401	(1,633,168)	–	(12,064)	370,281	(67,143)
Institutional Service Class Shares
Proceeds from shares issued	6,191,761	7,326,377	1,380,446	674,167	85,854	3,000
Dividends reinvested	1,986,418	2,719,643	13,645,836	10,474,284	32,120	28,367
Cost of shares redeemed	(12,716,020)	(19,150,853)	(12,669,731)	(11,541,725)	(367,340)	(192,119)
Total Institutional Service Class	(4,537,841)	(9,104,833)	2,356,551	(393,274)	(249,366)	(160,752)
Institutional Class Shares
Proceeds from shares issued	291,313,162	167,070,278	2,316,376	3,061,512	1,040,176	340,696
Dividends reinvested	29,290,180	35,496,582	1,257,892	796,937	369,548	197,284
Cost of shares redeemed	(209,242,964)	(269,669,788)	(2,848,170)	(2,285,048)	(744,403)	(1,916,143)
Total Institutional Class	111,360,378	(67,102,928)	726,098	1,573,401	665,321	(1,378,163)
Change in net assets from capital transactions:	$88,369,619	$(119,902,008)	$10,897,865	$1,017,750	$509,577	$(6,463,943)

(a)  Effective March 31, 2020, the Class R had zero assets. On April 7, 2020, the Aberdeen U.S. Sustainable Leaders Fund ceased offering Class R Shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	95

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Small Cap Equity Fund		Aberdeen U.S. Sustainable Leaders Fund		Aberdeen U.S. Sustainable Leaders Smaller Companies Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020 (a)	Year Ended October 31, 2021	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A Shares
Issued	538,007	507,911	213,509	230,734	81,901	155,754
Reinvested	185,082	301,069	2,159,963	1,777,203	88,205	51,018
Redeemed	(950,207)	(1,895,512)	(1,629,190)	(1,950,163)	(208,896)	(380,378)
Total Class A Shares	(227,118)	(1,086,532)	744,282	57,774	(38,790)	(173,606)
Class C Shares
Issued	100,138	104,097	1,518	13,302	66,551	58,896
Reinvested	84,809	130,563	14,271	11,570	190,779	590,934
Redeemed	(404,364)	(643,327)	(92,517)	(54,864)	(126,431)	(2,637,390)
Total Class C Shares	(219,417)	(408,667)	(76,728)	(29,992)	130,899	(1,987,560)
Class R Shares
Issued	26,643	28,406	–	154	66,118	40,328
Reinvested	7,188	9,503	–	–	36,401	19,240
Redeemed	(29,099)	(94,848)	–	(1,329)	(56,150)	(70,135)
Total Class R Shares	4,732	(56,939)	–	(1,175)	46,369	(10,567)
Institutional Service Class Shares
Issued	131,919	230,034	87,358	50,790	8,071	344
Reinvested	47,854	78,557	905,497	774,153	3,526	3,564
Redeemed	(279,784)	(576,967)	(775,538)	(845,170)	(38,207)	(24,322)
Total Institutional Service Class Shares	(100,011)	(268,376)	217,317	(20,227)	(26,610)	(20,414)
Institutional Class Shares
Issued	6,279,695	5,167,805	139,481	210,706	93,140	41,379
Reinvested	704,938	1,025,616	83,029	58,641	38,859	23,913
Redeemed	(4,532,758)	(8,464,657)	(170,668)	(169,900)	(72,045)	(231,032)
Total Institutional Class Shares	2,451,875	(2,271,236)	51,842	99,447	59,954	(165,740)
Total change in shares:	1,910,061	(4,091,750)	936,713	105,827	171,822	(2,357,887)

(a)  Effective March 31, 2020, the Class R had zero assets. On April 7, 2020, the Aberdeen U.S. Sustainable Leaders Fund ceased offering Class R Shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

96	2021 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China A Share Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Net Investment Income (Loss) (a)	Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2021	$ 33.90	$ (0.11)	$ 4.50	$ 4.39	$ –	$ (0.53)	$ (0.53)	$ 37.76
Year Ended October 31, 2020	25.61	0.08	9.29	9.37	– (f)	(1.08)	(1.08)	33.90
Year Ended October 31, 2019	19.86	0.07	5.72	5.79	(0.04)	–	(0.04)	25.61
Year Ended October 31, 2018	22.48	0.06	(2.45)	(2.39)	(0.23)	–	(0.23)	19.86
Year Ended October 31, 2017	18.46	0.20	4.02	4.22	(0.20)	–	(0.20)	22.48
Class C Shares
Year Ended October 31, 2021	32.18	(0.31)	4.24	3.93	–	(0.53)	(0.53)	35.58
Year Ended October 31, 2020	24.52	(0.09)	8.83	8.74	–	(1.08)	(1.08)	32.18
Year Ended October 31, 2019	19.12	(0.21)	5.61	5.40	–	–	–	24.52
Year Ended October 31, 2018	21.59	(0.09)	(2.35)	(2.44)	(0.03)	–	(0.03)	19.12
Year Ended October 31, 2017	17.64	0.03	3.92	3.95	–	–	–	21.59
Class R Shares
Year Ended October 31, 2021	33.07	(0.23)	4.40	4.17	–	(0.53)	(0.53)	36.71
Year Ended October 31, 2020	25.08	(0.06)	9.13	9.07	–	(1.08)	(1.08)	33.07
Year Ended October 31, 2019	19.48	0.02	5.58	5.60	–	–	–	25.08
Year Ended October 31, 2018	22.07	0.04	(2.46)	(2.42)	(0.17)	–	(0.17)	19.48
Year Ended October 31, 2017	18.13	0.15	3.94	4.09	(0.15)	–	(0.15)	22.07
Institutional Service Class Shares
Year Ended October 31, 2021	34.11	(0.04)	4.53	4.49	(0.02)	(0.53)	(0.55)	38.05
Year Ended October 31, 2020	25.75	0.15	9.34	9.49	(0.05)	(1.08)	(1.13)	34.11
Year Ended October 31, 2019	19.98	0.11	5.76	5.87	(0.10)	–	(0.10)	25.75
Year Ended October 31, 2018	22.62	0.11	(2.46)	(2.35)	(0.29)	–	(0.29)	19.98
Year Ended October 31, 2017	18.55	0.22	4.08	4.30	(0.23)	–	(0.23)	22.62
Institutional Class Shares
Year Ended October 31, 2021	34.26	0.12	4.43	4.55	(0.04)	(0.53)	(0.57)	38.24
Year Ended October 31, 2020	25.85	0.05	9.51	9.56	(0.07)	(1.08)	(1.15)	34.26
Year Ended October 31, 2019	20.03	0.26	5.64	5.90	(0.08)	–	(0.08)	25.85
Year Ended October 31, 2018	22.65	0.05	(2.38)	(2.33)	(0.29)	–	(0.29)	20.03
Year Ended October 31, 2017	18.58	0.19	4.13	4.32	(0.25)	–	(0.25)	22.65

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	97

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China A Share Equity Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

12.98%(g)	$18,476	1.32%(e)	1.58%(e)	(0.28%)	45.21%
38.06%(g)	10,888	1.32%(e)	2.55%(e)	0.28%	56.48%
29.21%	8,685	1.60%(e)	3.19%(e)	0.30%	115.09%
(10.76%)	5,978	1.95%(e)	3.01%(e)	0.27%	26.13%
23.15%	7,492	1.97%(e)	3.04%(e)	0.98%	23.58%

12.23%	3,782	1.99%(e)	2.33%(e)	(0.86%)	45.21%
37.13%	587	1.99%(e)	3.37%(e)	(0.37%)	56.48%
28.24%	839	2.38%(e)	3.99%(e)	(0.96%)	115.09%
(11.32%)	1,568	2.62%(e)	3.81%(e)	(0.42%)	26.13%
22.39%	2,437	2.62%(e)	3.83%(e)	0.14%	23.58%

12.63%(g)	4,557	1.64%(e)	1.90%(e)	(0.62%)	45.21%
37.63%(g)	3,215	1.62%(e)	2.85%(e)	(0.23%)	56.48%
28.75%	2,682	1.92%(e)	3.52%(e)	0.07%	115.09%
(11.07%)	1,664	2.27%(e)	3.33%(e)	0.18%	26.13%
22.77%	1,851	2.31%(e)	3.38%(e)	0.74%	23.58%

13.21%	959	1.08%(e)	1.34%(e)	(0.10%)	45.21%
38.37%	639	1.09%(e)	2.32%(e)	0.55%	56.48%
29.52%	543	1.40%(e)	2.96%(e)	0.45%	115.09%
(10.57%)	532	1.72%(e)	2.78%(e)	0.49%	26.13%
23.54%	620	1.71%(e)	2.78%(e)	1.12%	23.58%

13.33%	60,300	0.99%(e)	1.33%(e)	0.32%	45.21%
38.55%	4,919	0.99%(e)	2.34%(e)	0.20%	56.48%
29.59%	1,336	1.16%(e)	2.97%(e)	1.09%	115.09%
(10.46%)	299	1.62%(e)	2.78%(e)	0.21%	26.13%
23.62%	927	1.62%(e)	2.78%(e)	0.94%	23.58%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%
(f)	Less than $0.005 per share.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

98	2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Dividend Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital		Total Distri- butions	Redemp- tion Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2021	$ 3.68	$ 0.23	(d)	$ 1.06	$ 1.29	$ (0.23)	$ –		$ (0.23)	$ –		$ 4.74
Year Ended October 31, 2020	3.99	0.20	(d)	(0.28)	(0.08)	(0.23)	–		(0.23)	–		3.68
Year Ended October 31, 2019	3.85	0.23	(d)	0.14	0.37	(0.23)	–		(0.23)	–		3.99
Year Ended October 31, 2018(f)	4.04	0.17	(d)	(0.13)	0.04	(0.23)	0.00	(g)	(0.23)	0.00	(g)	3.85
Year Ended October 31, 2017	3.49	0.22		0.56	0.78	(0.22)	(0.01)		(0.23)	0.00	(g)	4.04
Institutional Class Shares
Year Ended October 31, 2021	3.69	0.24	(d)	1.05	1.29	(0.24)	–		(0.24)	–		4.74
Year Ended October 31, 2020	4.00	0.21	(d)	(0.28)	(0.07)	(0.24)	–		(0.24)	–		3.69
Year Ended October 31, 2019	3.85	0.24	(d)	0.15	0.39	(0.24)	–		(0.24)	–		4.00
Year Ended October 31, 2018(f)	4.04	0.18	(d)	(0.13)	0.05	(0.24)	0.00	(g)	(0.24)	0.00	(g)	3.85
Year Ended October 31, 2017	3.49	0.22		0.57	0.79	(0.23)	(0.01)		(0.24)	0.00	(g)	4.04

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	99

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Dividend Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

35.40%	$ 4,986	1.50%	1.66%	5.03%	59.28%
(2.04%)(e)	3,885	1.50%	1.60%	5.20%	85.01%
10.02%(e)	4,399	1.50%	1.61%	6.00%	105.70%
0.79%	4,505	1.52%(h)	1.60%(h)	4.17%	66.16%
22.92%	3,379	1.54%(h)	1.58%(h)	6.14%	82.00%

35.36%	123,166	1.25%	1.39%	5.26%	59.28%
(1.77%)	100,350	1.25%	1.35%	5.37%	85.01%
10.60%	122,197	1.25%	1.33%	6.21%	105.70%
1.02%	135,262	1.28%(h)	1.35%(h)	4.44%	66.16%
23.22%	160,696	1.29%(h)	1.33%(h)	5.95%	82.00%

(d)	Net investment income/(loss) is based on average shares outstanding during the period.
(e)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(f)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(g)	Less than $0.005 per share.
(h)	Includes interest expense that amounts to 0.03%, and 0.04% for Class A and Institutional Class for the years ended October 31, 2018 and October 31, 2017 respectively.

100	2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2021	$ 16.79	$ 0.04		$ 3.46	$ 3.50	$ –	$ (0.14)	$ (0.14)	$ 20.15
Year Ended October 31, 2020	15.30	0.01		1.71	1.72	(0.22)	(0.01)	(0.23)	16.79
Year Ended October 31, 2019	13.12	0.07		2.26	2.33	(0.13)	(0.02)	(0.15)	15.30
Year Ended October 31, 2018	15.74	0.07		(2.53)	(2.46)	(0.16)	–	(0.16)	13.12
Year Ended October 31, 2017	13.53	0.10		2.22	2.32	(0.11)	–	(0.11)	15.74
Class C Shares
Year Ended October 31, 2021	16.68	(0.08)		3.44	3.36	–	(0.14)	(0.14)	19.90
Year Ended October 31, 2020	15.18	(0.06)		1.69	1.63	(0.12)	(0.01)	(0.13)	16.68
Year Ended October 31, 2019	12.97	–	(f)	2.24	2.24	(0.01)	(0.02)	(0.03)	15.18
Year Ended October 31, 2018	15.55	–	(f)	(2.51)	(2.51)	(0.07)	–	(0.07)	12.97
Year Ended October 31, 2017	13.35	0.02		2.21	2.23	(0.03)	–	(0.03)	15.55
Class R Shares
Year Ended October 31, 2021	16.60	0.01		3.42	3.43	–	(0.14)	(0.14)	19.89
Year Ended October 31, 2020	15.14	–	(f)	1.68	1.68	(0.21)	(0.01)	(0.22)	16.60
Year Ended October 31, 2019	13.00	0.07		2.21	2.28	(0.12)	(0.02)	(0.14)	15.14
Year Ended October 31, 2018	15.61	0.06		(2.52)	(2.46)	(0.15)	–	(0.15)	13.00
Year Ended October 31, 2017	13.43	0.08		2.19	2.27	(0.09)	–	(0.09)	15.61
Institutional Service Class Shares
Year Ended October 31, 2021	16.85	0.12		3.46	3.58	(0.03)	(0.14)	(0.17)	20.26
Year Ended October 31, 2020	15.37	0.07		1.70	1.77	(0.28)	(0.01)	(0.29)	16.85
Year Ended October 31, 2019	13.19	0.23		2.16	2.39	(0.19)	(0.02)	(0.21)	15.37
Year Ended October 31, 2018	15.78	0.14		(2.55)	(2.41)	(0.18)	–	(0.18)	13.19
Year Ended October 31, 2017	13.55	0.14		2.23	2.37	(0.14)	–	(0.14)	15.78
Institutional Class Shares
Year Ended October 31, 2021	16.90	0.14		3.48	3.62	(0.04)	(0.14)	(0.18)	20.34
Year Ended October 31, 2020	15.39	0.09		1.72	1.81	(0.29)	(0.01)	(0.30)	16.90
Year Ended October 31, 2019	13.20	0.13		2.27	2.40	(0.19)	(0.02)	(0.21)	15.39
Year Ended October 31, 2018	15.81	0.15		(2.55)	(2.40)	(0.21)	–	(0.21)	13.20
Year Ended October 31, 2017	13.58	0.17		2.22	2.39	(0.16)	–	(0.16)	15.81

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	101

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover (d)

20.87%		$ 116,268	1.56	%(e)	1.56	%(e)	0.20%		37.26%
11.31%		107,572	1.59	%(e)	1.59	%(e)	0.09%		26.13%
17.89%		134,382	1.59	%(e)	1.59	%(e)	0.46%		14.86%
(15.80%)		143,297	1.59	%(e)	1.59	%(e)	0.49%		20.39%
17.39%		208,084	1.56%		1.56%		0.70%		16.55%

20.16%		10,662	2.10	%(e)	2.13	%(e)	(0.38%	)	37.26%
10.74%		11,786	2.10	%(e)	2.19	%(e)	(0.40%	)	26.13%
17.26%		15,611	2.10	%(e)	2.20	%(e)	(0.03%	)	14.86%
(16.20%)		15,886	2.10	%(e)	2.21	%(e)	–	(g)	20.39%
16.75%		28,618	2.10%		2.28%		0.16%		16.55%

20.68%		133,696	1.72	%(e)	1.72	%(e)	0.04%		37.26%
11.13%		113,707	1.73	%(e)	1.73	%(e)	0.01%		26.13%
17.72%		108,487	1.75	%(e)	1.75	%(e)	0.48%		14.86%
(15.93%)		89,874	1.75	%(e)	1.75	%(e)	0.40%		20.39%
17.13%		79,767	1.78%		1.78%		0.55%		16.55%

21.29%		476,046	1.21	%(e)	1.21	%(e)	0.56%		37.26%
11.64	%(h)	362,229	1.24	%(e)	1.24	%(e)	0.50%		26.13%
18.38	%(h)	297,466	1.24	%(e)	1.24	%(e)	1.55%		14.86%
(15.48%)		118,917	1.16	%(e)	1.16	%(e)	0.89%		20.39%
17.75%		205,880	1.28%		1.28%		0.96%		16.55%

21.45%		4,184,781	1.10	%(e)	1.14	%(e)	0.69%		37.26%
11.86%		3,414,059	1.10	%(e)	1.18	%(e)	0.59%		26.13%
18.45%		4,420,838	1.10	%(e)	1.16	%(e)	0.91%		14.86%
(15.38%)		5,511,182	1.10	%(e)	1.14	%(e)	1.00%		20.39%
17.89%		8,179,870	1.10%		1.13%		1.17%		16.55%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
(g)	Amount is less than 0.005%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

102	2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Sustainable Leaders Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2021	$15.74	$0.02	$ 3.07	$ 3.09	$ – (e)	$ – (e)	$18.83
Year Ended October 31, 2020	14.68	– (e)	1.21	1.21	(0.15)	(0.15)	15.74
Year Ended October 31, 2019	13.28	0.12	1.57	1.69	(0.29)	(0.29)	14.68
Year Ended October 31, 2018	15.04	0.15	(1.78)	(1.63)	(0.13)	(0.13)	13.28
Year Ended October 31, 2017	12.70	0.15	2.36	2.51	(0.17)	(0.17)	15.04
Class C Shares
Year Ended October 31, 2021	14.79	(0.11)	2.90	2.79	–	–	17.58
Year Ended October 31, 2020	13.76	(0.08)	1.12	1.04	(0.01)	(0.01)	14.79
Year Ended October 31, 2019	12.44	0.03	1.48	1.51	(0.19)	(0.19)	13.76
Year Ended October 31, 2018	14.09	0.04	(1.66)	(1.62)	(0.03)	(0.03)	12.44
Year Ended October 31, 2017	11.89	0.04	2.23	2.27	(0.07)	(0.07)	14.09
Class R Shares
Year Ended October 31, 2021	14.98	(0.02)	2.91	2.89	–	–	17.87
Year Ended October 31, 2020	13.97	(0.03)	1.14	1.11	(0.10)	(0.10)	14.98
Year Ended October 31, 2019	12.65	0.08	1.50	1.58	(0.26)	(0.26)	13.97
Year Ended October 31, 2018	14.33	0.10	(1.68)	(1.58)	(0.10)	(0.10)	12.65
Year Ended October 31, 2017	12.11	0.10	2.25	2.35	(0.13)	(0.13)	14.33
Institutional Service Class Shares
Year Ended October 31, 2021	16.08	0.08	3.14	3.22	(0.05)	(0.05)	19.25
Year Ended October 31, 2020	15.00	0.06	1.22	1.28	(0.20)	(0.20)	16.08
Year Ended October 31, 2019	13.58	0.17	1.60	1.77	(0.35)	(0.35)	15.00
Year Ended October 31, 2018	15.37	0.20	(1.80)	(1.60)	(0.19)	(0.19)	13.58
Year Ended October 31, 2017	12.98	0.19	2.41	2.60	(0.21)	(0.21)	15.37
Institutional Class Shares
Year Ended October 31, 2021	16.15	0.09	3.15	3.24	(0.05)	(0.05)	19.34
Year Ended October 31, 2020	15.06	0.06	1.23	1.29	(0.20)	(0.20)	16.15
Year Ended October 31, 2019	13.63	0.17	1.61	1.78	(0.35)	(0.35)	15.06
Year Ended October 31, 2018	15.43	0.21	(1.82)	(1.61)	(0.19)	(0.19)	13.63
Year Ended October 31, 2017	13.04	0.20	2.42	2.62	(0.23)	(0.23)	15.43

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	103

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Sustainable Leaders Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

19.65%		$23,898	1.46	%(f)	1.46	%(f)	0.11%	120.50%
8.24%		21,418	1.49	%(f)	1.49	%(f)	0.02%	37.50%
13.13%		24,719	1.52	%(g)	1.52	%(g)	0.89%	28.30%
(10.93%)		24,957	1.38%		1.38%		0.99%	20.75%
20.05%		39,619	1.39%		1.39%		1.09%	13.11%

18.86%		1,159	2.11	%(f)	2.21	%(f)	(0.59%)	120.50%
7.56	%(h)	2,432	2.10	%(f)	2.20	%(f)	(0.55%)	37.50%
12.43	%(h)	4,330	2.12	%(g)	2.24	%(g)	0.21%	28.30%
(11.54%)		8,074	2.10%		2.10%		0.27%	20.75%
19.27%		12,375	2.10%		2.18%		0.35%	13.11%

19.29%		6,126	1.74	%(f)	1.74	%(f)	(0.10%)	120.50%
7.97%		3,244	1.74	%(f)	1.74	%(f)	(0.22%)	37.50%
12.80%		3,992	1.79	%(g)	1.79	%(g)	0.58%	28.30%
(11.14%)		5,041	1.64%		1.64%		0.74%	20.75%
19.70%		7,335	1.70%		1.70%		0.75%	13.11%

20.02%		94,132	1.16	%(f)	1.16	%(f)	0.41%	120.50%
8.58	%(h)	83,121	1.15	%(f)	1.15	%(f)	0.36%	37.50%
13.49	%(h)	85,934	1.16	%(g)	1.16	%(g)	1.23%	28.30%
(10.58%)		84,902	1.06%		1.06%		1.31%	20.75%
20.46%		106,424	1.08%		1.08%		1.35%	13.11%

20.06%		91,084	1.11	%(f)	1.15	%(f)	0.45%	120.50%
8.63	%(h)	107,158	1.10	%(f)	1.13	%(f)	0.41%	37.50%
13.55	%(h)	99,475	1.12	%(g)	1.13	%(g)	1.21%	28.30%
(10.56%)		272,152	1.02%		1.02%		1.37%	20.75%
20.47%		367,341	1.02%		1.02%		1.43%	13.11%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Less than $0.005 per share.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	Includes interest expense that amounts to 0.02% for Class C and Institutional class. Includes interest expense that amounts to 0.01% for Class A, Class R and Institutional Service Class.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

104	2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2021	$13.21	$(0.06)	$ 5.02	$ 4.96	$ –	$ –	$ –	$18.17
Year Ended October 31, 2020	12.87	(0.01)	0.77	0.76	(0.08)	(0.34)	(0.42)	13.21
Year Ended October 31, 2019	12.75	0.08	1.08	1.16	(0.09)	(0.95)	(1.04)	12.87
Year Ended October 31, 2018	14.66	0.09	(0.72)	(0.63)	(0.10)	(1.18)	(1.28)	12.75
Year Ended October 31, 2017	12.35	0.10	2.30	2.40	(0.09)	–	(0.09)	14.66
Class C Shares
Year Ended October 31, 2021	12.27	(0.15)	4.65	4.50	–	–	–	16.77
Year Ended October 31, 2020	11.98	(0.08)	0.71	0.63	–	(0.34)	(0.34)	12.27
Year Ended October 31, 2019	11.93	0.01	0.99	1.00	–	(0.95)	(0.95)	11.98
Year Ended October 31, 2018	13.78	– (g)	(0.67)	(0.67)	–	(1.18)	(1.18)	11.93
Year Ended October 31, 2017	11.65	0.01	2.18	2.19	(0.06)	–	(0.06)	13.78
Class R Shares
Year Ended October 31, 2021	12.54	(0.11)	4.76	4.65	–	–	–	17.19
Year Ended October 31, 2020	12.21	(0.05)	0.73	0.68	(0.01)	(0.34)	(0.35)	12.54
Year Ended October 31, 2019	12.15	0.03	1.01	1.04	(0.03)	(0.95)	(0.98)	12.21
Year Ended October 31, 2018	14.04	0.03	(0.68)	(0.65)	(0.06)	(1.18)	(1.24)	12.15
Year Ended October 31, 2017	11.88	0.04	2.22	2.26	(0.10)	–	(0.10)	14.04
Institutional Service Class Shares
Year Ended October 31, 2021	13.41	(0.02)	5.10	5.08	–	–	–	18.49
Year Ended October 31, 2020	13.05	0.02	0.80	0.82	(0.12)	(0.34)	(0.46)	13.41
Year Ended October 31, 2019	12.94	0.11	1.08	1.19	(0.13)	(0.95)	(1.08)	13.05
Year Ended October 31, 2018	14.87	0.13	(0.73)	(0.60)	(0.15)	(1.18)	(1.33)	12.94
Year Ended October 31, 2017	12.53	0.13	2.34	2.47	(0.13)	–	(0.13)	14.87
Institutional Class Shares
Year Ended October 31, 2021	13.24	– (g)	5.03	5.03	–	–	–	18.27
Year Ended October 31, 2020	12.88	0.03	0.79	0.82	(0.12)	(0.34)	(0.46)	13.24
Year Ended October 31, 2019	12.77	0.13	1.06	1.19	(0.13)	(0.95)	(1.08)	12.88
Year Ended October 31, 2018	14.69	0.14	(0.73)	(0.59)	(0.15)	(1.18)	(1.33)	12.77
Year Ended October 31, 2017	12.40	0.16	2.26	2.42	(0.13)	–	(0.13)	14.69

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	105

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

37.55%		$ 27,814	1.53%		2.17%		(0.35%)	21.98%
5.93	%(e)	22,455	1.53	%(f)	2.17	%(f)	(0.06%)	29.04%
10.40	%(e)	26,719	1.53	%(f)	2.07	%(f)	0.66%	32.68%
(4.97%)		27,530	1.53%		1.92%		0.67%	22.06%
19.58%		34,296	1.56	%(f)	1.68	%(f)	0.71%	24.98%

36.67%		195	2.19%		3.03%		(1.01%)	21.98%
5.24%		205	2.19	%(f)	3.04	%(f)	(0.68%)	29.04%
9.62%		638	2.19	%(f)	2.95	%(f)	0.05%	32.68%
(5.53%)		1,713	2.19%		2.77%		0.02%	22.06%
18.85%		2,181	2.19	%(f)	2.51	%(f)	0.06%	24.98%

37.08%		903	1.87%		2.51%		(0.69%)	21.98%
5.58%		898	1.91	%(f)	2.55	%(f)	(0.42%)	29.04%
9.83%		1,554	1.94	%(f)	2.48	%(f)	0.26%	32.68%
(5.27%)		2,120	1.94%		2.33%		0.26%	22.06%
19.15%		3,107	1.90	%(f)	2.02	%(f)	0.31%	24.98%

37.88%		343	1.29%		1.93%		(0.12%)	21.98%
6.25%		250	1.29	%(f)	1.93	%(f)	0.18%	29.04%
10.56%		265	1.29	%(f)	1.83	%(f)	0.88%	32.68%
(4.65%)		460	1.26%		1.65%		0.94%	22.06%
19.97%		570	1.29	%(f)	1.41	%(f)	0.94%	24.98%

37.99%		1,583	1.19%		1.88%		(0.02%)	21.98%
6.39%		1,409	1.19	%(f)	1.88	%(f)	0.27%	29.04%
10.71%		1,390	1.19	%(f)	1.77	%(f)	1.01%	32.68%
(4.63%)		2,104	1.19%		1.62%		1.01%	22.06%
19.75%		2,699	1.19	%(f)	1.32	%(f)	1.21%	24.98%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	Less than $0.005 per share.

106	2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Infrastructure Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2021	$19.03	$0.45	(d)	$5.41	$5.86	$(0.71)	$ –	$ –	$(0.71)	$ –		$24.18
Year Ended October 31, 2020	21.93	0.53	(d)	(2.59)	(2.06)	(0.56)	(0.14)	(0.14)	(0.84)	–		19.03
Year Ended October 31, 2019	18.82	0.30	(d)	3.48	3.78	(0.64)	(0.03)	–	(0.67)	–		21.93
Year Ended October 31, 2018(e)	20.65	0.46	(d)	(1.54)	(1.08)	(0.71)	(0.04)	–	(0.75)	0.00	(f)	18.82
Year Ended October 31, 2017	17.55	0.66		3.15	3.81	(0.71)	–	–	(0.71)	0.00	(f)	20.65
Institutional Class Shares
Year Ended October 31, 2021	19.05	0.52	(d)	5.41	5.93	(0.76)	–	–	(0.76)	–		24.22
Year Ended October 31, 2020	21.97	0.58	(d)	(2.60)	(2.02)	(0.62)	(0.14)	(0.14)	(0.90)	–		19.05
Year Ended October 31, 2019	18.85	0.34	(d)	3.50	3.84	(0.69)	(0.03)	–	(0.72)	–		21.97
Year Ended October 31, 2018(e)	20.68	0.54	(d)	(1.57)	(1.03)	(0.76)	(0.04)	–	(0.80)	0.00	(f)	18.85
Year Ended October 31, 2017	17.58	0.70		3.16	3.86	(0.76)	–	–	(0.76)	0.00	(f)	20.68

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as "–" are $0 or round to $0.

See accompanying notes to financial statements.

2021 Annual Report	107

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Infrastructure Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

31.09%	$ 13,227	1.24%		1.63%		1.95%	30.75%
(9.49%)	9,206	1.33%		1.55%		2.61%	23.76%
20.41%	12,776	1.45%		1.59%		1.46%	31.62%
(5.39%)	12,310	1.45%		1.58%		2.29%	48.54%
22.13%	20,132	1.46	%(g)	1.58	%(g)	3.48%	77.00%

31.43%	45,076	0.99%		1.38%		2.25%	30.75%
(9.30%)	32,640	1.08%		1.27%		2.90%	23.76%
20.73%	87,441	1.20%		1.31%		1.68%	31.62%
(5.13%)	95,025	1.20%		1.32%		2.70%	48.54%
22.39%	115,567	1.21	%(g)	1.33	%(g)	3.56%	77.00%

(e)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(f)	Less than $0.005 per share.
(g)	Includes interest expense that amounts to less than 0.01% for Class A and Institutional Class for the year ended October 31, 2017.

108	2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Real Estate Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees		Net Asset Value, End of Period

Class A Shares
Year Ended October 31, 2021	$17.80	$0.47	(d)	$2.72	$3.19	$(0.37)	$(0.37)	$ –		$20.62
Year Ended October 31, 2020	23.71	0.30	(d)	(3.52)	(3.22)	(2.69)	(2.69)	–		17.80
Year Ended October 31, 2019	20.02	0.33	(d)	3.99	4.32	(0.63)	(0.63)	–		23.71
Year Ended October 31, 2018(f)	22.82	0.14	(d)	(2.46)	(2.32)	(0.48)	(0.48)	0.00	(g)	20.02
Year Ended October 31, 2017	19.33	0.02		3.47	3.49	–	–	0.00	(g)	22.82
Institutional Class Shares
Year Ended October 31, 2021	17.95	0.41	(d)	2.82	3.23	(0.69)	(0.69)	—		20.49
Year Ended October 31, 2020	23.87	0.35	(d)	(3.53)	(3.18)	(2.74)	(2.74)	—		17.95
Year Ended October 31, 2019	20.17	0.38	(d)	4.01	4.39	(0.69)	(0.69)	—		23.87
Year Ended October 31, 2018(f)	22.99	0.21	(d)	(2.49)	(2.28)	(0.54)	(0.54)	0.00	(g)	20.17
Year Ended October 31, 2017	19.46	0.20		3.36	3.56	(0.03)	(0.03)	0.00	(g)	22.99

(a)  Excludes sales charge.

(b)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)  Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	109

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Real Estate Equity Fund (concluded)

		Ratios/Supplemental Data

Total Return (a)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

18.04%		$ 39	1.62	%(e)	2.45	%(e)	2.26%	63.68%
(15.48%)		21	1.65	%(e)	1.98	%(e)	1.58%	57.05%
22.29%		177	1.62	%(e)	1.65	%(e)	1.51%	60.73%
(10.52%)		135	1.63	%(e)	1.67	%(e)	0.62%	89.59%
18.05%		176	1.61	%(e)	1.62	%(e)	0.75%	60.00%

18.28%		21,160	1.37	%(e)	2.07	%(e)	1.99%	63.68%
(15.27%)		20,570	1.40	%(e)	1.73	%(e)	1.74%	57.05%
22.57	%(h)	56,510	1.37	%(e)	1.40	%(e)	1.74%	60.73%
(10.35%)		97,453	1.38	%(e)	1.39	%(e)	0.89%	89.59%
18.36%		117,484	1.35	%(e)	1.37	%(e)	0.94%	60.00%

(e)	Includes interest expense that amounts to less than 0.01%, 0.02%, 0.01%, 0.02% and less than 0.01% for Class A and Institutional Class for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018, and October 31, 2017, respectively.
(f)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(g)	Less than $0.005 per share.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

110	2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2021	$ 30.18	$(0.20)	$12.75	$12.55	$ –	$ –	$ –	$ 42.73
Year Ended October 31, 2020	28.11	(0.09)	3.63	3.54	(0.34)	(1.13)	(1.47)	30.18
Year Ended October 31, 2019	29.23	0.23	3.03	3.26	(0.65)	(3.73)	(4.38)	28.11
Year Ended October 31, 2018	31.35	0.47	(1.56)	(1.09)	(0.17)	(0.86)	(1.03)	29.23
Year Ended October 31, 2017	25.97	0.11	5.49	5.60	(0.14)	(0.08)	(0.22)	31.35
Class C Shares
Year Ended October 31, 2021	27.16	(0.39)	11.44	11.05	–	–	–	38.21
Year Ended October 31, 2020	25.43	(0.25)	3.27	3.02	(0.16)	(1.13)	(1.29)	27.16
Year Ended October 31, 2019	26.73	(0.04)	2.84	2.80	(0.37)	(3.73)	(4.10)	25.43
Year Ended October 31, 2018	28.78	0.20	(1.39)	(1.19)	–	(0.86)	(0.86)	26.73
Year Ended October 31, 2017	23.88	(0.04)	5.02	4.98	–	(0.08)	(0.08)	28.78
Class R Shares
Year Ended October 31, 2021	28.31	(0.28)	11.94	11.66	–	–	–	39.97
Year Ended October 31, 2020	26.46	(0.15)	3.40	3.25	(0.27)	(1.13)	(1.40)	28.31
Year Ended October 31, 2019	27.74	0.12	2.88	3.00	(0.55)	(3.73)	(4.28)	26.46
Year Ended October 31, 2018	29.82	0.30	(1.43)	(1.13)	(0.09)	(0.86)	(0.95)	27.74
Year Ended October 31, 2017	24.77	0.04	5.20	5.24	(0.11)	(0.08)	(0.19)	29.82
Institutional Class Shares
Year Ended October 31, 2021	30.37	(0.06)	12.84	12.78	–	–	–	43.15
Year Ended October 31, 2020	28.25	0.01	3.65	3.66	(0.41)	(1.13)	(1.54)	30.37
Year Ended October 31, 2019	29.33	0.27	3.11	3.38	(0.73)	(3.73)	(4.46)	28.25
Year Ended October 31, 2018	31.43	0.58	(1.57)	(0.99)	(0.25)	(0.86)	(1.11)	29.33
Year Ended October 31, 2017	26.04	0.19	5.49	5.68	(0.21)	(0.08)	(0.29)	31.43

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	111

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

41.58%(e)	$112,408	1.34%(f)	1.42%(f)	(0.54%)	42.63%
13.02%	90,560	1.40%	1.61%	(0.33%)	29.65%
13.93%	75,754	1.49%(f)	1.82%(f)	0.86%	35.37%
(3.68%)	49,391	1.53%(f)	1.88%(f)	1.48%	18.07%
21.79%	59,477	1.63%(f)	2.07%(f)	0.40%	20.60%

40.68%(e)	561	1.99%(f)	2.18%(f)	(1.15%)	42.63%
12.27%	554	2.05%	2.38%	(1.02%)	29.65%
13.21%	829	2.15%(f)	2.59%(f)	(0.17%)	35.37%
(4.31%)	565	2.22%(f)	2.65%(f)	0.69%	18.07%
20.94%	1,591	2.30%(f)	2.84%(f)	(0.17%)	20.60%

41.19%	2,535	1.62%(f)	1.70%(f)	(0.80%)	42.63%
12.68%	1,649	1.69%	1.90%	(0.61%)	29.65%
13.62%	1,945	1.80%(f)	2.13%(f)	0.47%	35.37%
(3.98%)	2,309	1.84%(f)	2.19%(f)	1.02%	18.07%
21.34%	1,707	1.99%(f)	2.43%(f)	0.14%	20.60%

42.08%(e)	191,244	0.99%(f)	1.15%(f)	(0.15%)	42.63%
13.41%	46,330	1.04%	1.35%	0.03%	29.65%
14.39%	35,248	1.15%(f)	1.57%(f)	1.01%	35.37%
(3.34%)	12,418	1.20%(f)	1.61%(f)	1.84%	18.07%
22.14%	17,141	1.30%(f)	1.79%(f)	0.69%	20.60%

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)  The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(f)  Includes interest expense that amounts to less than 0.01%.

112	2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Realty Income & Growth Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2021	$12.40	$ 0.11	(d)	$ 4.84	$ 4.95	$(0.13)	$(1.54)	$(1.67)	$ –		$15.68
Year Ended October 31, 2020	17.98	0.25	(d)	(3.17)	(2.92)	(0.60)	(2.06)	(2.66)	–		12.40
Year Ended October 31, 2019	21.38	0.32	(d)	3.28	3.60	(0.52)	(6.48)	(7.00)	–		17.98
Year Ended October 31, 2018(f)	22.93	0.47	(d)	(0.74)	(0.27)	(0.69)	(0.59)	(1.28)	0.00	(g)	21.38
Year Ended October 31, 2017	22.09	(0.41)		2.42	2.01	(0.70)	(0.47)	(1.17)	0.00	(g)	22.93
Institutional Class Shares
Year Ended October 31, 2021	12.44	0.14	(d)	4.86	5.00	(0.16)	(1.54)	(1.70)	–		15.74
Year Ended October 31, 2020	18.02	0.28	(d)	(3.16)	(2.88)	(0.64)	(2.06)	(2.70)	–		12.44
Year Ended October 31, 2019	21.41	0.36	(d)	3.29	3.65	(0.56)	(6.48)	(7.04)	–		18.02
Year Ended October 31, 2018(f)	22.97	0.54	(d)	(0.76)	(0.22)	(0.75)	(0.59)	(1.34)	0.00	(g)	21.41
Year Ended October 31, 2017	22.11	0.20		1.88	2.08	(0.75)	(0.47)	(1.22)	0.00	(g)	22.97

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	113

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Realty Income & Growth Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

44.07%	$ 1,090	1.26%(e)	1.72%(e)	0.80%	32.52%
(18.12%)	1,971	1.30%(e)	1.71%(e)	1.84%	22.61%
25.65%	2,341	1.28%(e)	1.71%(e)	1.83%	20.70%
(1.35%)	1,751	1.34%(e)	1.71%(e)	2.16%	42.71%
9.37%	1,565	1.46%(e)	1.65%(e)	0.66%	7.00%

44.41%	56,593	1.01%(e)	1.47%(e)	1.01%	32.52%
(17.85%)	46,235	1.05%(e)	1.48%(e)	2.05%	22.61%
25.97%	75,232	1.03%(e)	1.39%(e)	2.10%	20.70%
(1.15%)	83,573	1.10%(e)	1.45%(e)	2.46%	42.71%
9.65%	107,042	1.21%(e)	1.40%(e)	0.92%	7.00%

(e)	Includes interest expense that amounts to 0.01%, 0.05%, 0.03%, 0.10%, and 0.10% for Class A and Institutional Class for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018, and October 31, 2017, respectively.
(f)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(g)	Less than $0.005 per share.

114	2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2021	$33.55	$(0.24)	$18.64	$18.40	$ –	$(2.38)	$(2.38)	$49.57
Year Ended October 31, 2020	33.19	(0.20)	3.08	2.88	–	(2.52)	(2.52)	33.55
Year Ended October 31, 2019	35.39	(0.10)	1.78	1.68	– (f)	(3.88)	(3.88)	33.19
Year Ended October 31, 2018	35.61	(0.08)	(0.14)	(0.22)	–	–	–	35.39
Year Ended October 31, 2017	28.71	(0.11)	7.01	6.90	–	–	–	35.61
Class C Shares
Year Ended October 31, 2021	27.48	(0.42)	15.11	14.69	–	(2.38)	(2.38)	39.79
Year Ended October 31, 2020	27.79	(0.33)	2.54	2.21	–	(2.52)	(2.52)	27.48
Year Ended October 31, 2019	30.53	(0.27)	1.41	1.14	–	(3.88)	(3.88)	27.79
Year Ended October 31, 2018	30.94	(0.30)	(0.11)	(0.41)	–	–	–	30.53
Year Ended October 31, 2017	25.12	(0.30)	6.12	5.82	–	–	–	30.94
Class R Shares
Year Ended October 31, 2021	30.12	(0.32)	16.65	16.33	–	(2.38)	(2.38)	44.07
Year Ended October 31, 2020	30.14	(0.27)	2.77	2.50	–	(2.52)	(2.52)	30.12
Year Ended October 31, 2019	32.64	(0.19)	1.57	1.38	–	(3.88)	(3.88)	30.14
Year Ended October 31, 2018	32.97	(0.18)	(0.15)	(0.33)	–	–	–	32.64
Year Ended October 31, 2017	26.67	(0.21)	6.51	6.30	–	–	–	32.97
Institutional Service Class Shares
Year Ended October 31, 2021	36.06	(0.15)	20.12	19.97	–	(2.38)	(2.38)	53.65
Year Ended October 31, 2020	35.41	(0.12)	3.29	3.17	–	(2.52)	(2.52)	36.06
Year Ended October 31, 2019	37.39	(0.01)	1.93	1.92	(0.02)	(3.88)	(3.90)	35.41
Year Ended October 31, 2018	37.51	0.01	(0.13)	(0.12)	–	–	–	37.39
Year Ended October 31, 2017	30.17	(0.03)	7.37	7.34	–	–	–	37.51
Institutional Class Shares
Year Ended October 31, 2021	36.09	(0.10)	20.14	20.04	–	(2.38)	(2.38)	53.75
Year Ended October 31, 2020	35.40	(0.09)	3.30	3.21	–	(2.52)	(2.52)	36.09
Year Ended October 31, 2019	37.37	0.01	1.92	1.93	(0.02)	(3.88)	(3.90)	35.40
Year Ended October 31, 2018	37.49	0.02	(0.14)	(0.12)	–	–	–	37.37
Year Ended October 31, 2017	30.14	(0.02)	7.37	7.35	–	–	–	37.49

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	115

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

56.92%		$172,963	1.35%		1.35%		(0.56%)	78.38%
8.97%		124,673	1.40	%(e)	1.40	%(e)	(0.62%)	60.67%
7.15%		159,391	1.41	%(e)	1.41	%(e)	(0.33%)	55.00%
(0.62%)		224,804	1.35	%(e)	1.35	%(e)	(0.23%)	38.28%
24.03%		316,766	1.38%		1.38%		(0.33%)	42.71%

55.93%		44,295	1.99%		2.06%		(1.20%)	78.38%
8.25%		36,621	2.05	%(e)	2.10	%(e)	(1.26%)	60.67%
6.41%		48,382	2.10	%(e)	2.10	%(e)	(0.99%)	55.00%
(1.33%)		75,913	2.06	%(e)	2.06	%(e)	(0.95%)	38.28%
23.17%		95,913	2.10%		2.10%		(1.05%)	42.71%

56.50%		5,408	1.63%		1.63%		(0.84%)	78.38%
8.59%		3,554	1.75	%(e)	1.75	%(e)	(0.96%)	60.67%
6.78%		5,272	1.75	%(e)	1.75	%(e)	(0.65%)	55.00%
(1.00%)		8,430	1.72	%(e)	1.72	%(e)	(0.55%)	38.28%
23.62	%(g)	20,595	1.72%		1.72%		(0.67%)	42.71%

57.33%		41,568	1.11%		1.11%		(0.31%)	78.38%
9.24%		31,548	1.13	%(e)	1.13	%(e)	(0.35%)	60.67%
7.44%		40,476	1.12	%(e)	1.12	%(e)	(0.04%)	55.00%
(0.32%)		50,163	1.08	%(e)	1.08	%(e)	0.03%	38.28%
24.33	%(g)	61,897	1.13%		1.13%		(0.08%)	42.71%

57.48%		931,614	0.99%		1.06%		(0.21%)	78.38%
9.37%		536,973	1.04	%(e)	1.10	%(e)	(0.27%)	60.67%
7.48%		607,103	1.11	%(e)	1.11	%(e)	0.03%	55.00%
(0.32%)		1,263,907	1.07	%(e)	1.07	%(e)	0.04%	38.28%
24.39%		1,467,787	1.10%		1.10%		(0.06%)	42.71%

(e)  Includes interest expense that amounts to less than 0.01%.

(f)  Less than $0.005 per share.

(g)  The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

116	2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Sustainable Leaders Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2021	$ 13.79	$ (0.05)	$ 5.31	$ 5.26	$ –	$ (1.73)	$(1.73)	$ 17.32
Year Ended October 31, 2020	12.95	(0.03)	2.17	2.14	(0.01)	(1.29)	(1.30)	13.79
Year Ended October 31, 2019	12.53	0.01	1.79	1.80	(0.02)	(1.36)	(1.38)	12.95
Year Ended October 31, 2018	13.05	0.02	0.83	0.85	(0.04)	(1.33)	(1.37)	12.53
Year Ended October 31, 2017	12.13	0.04	2.34	2.38	(0.02)	(1.44)	(1.46)	13.05
Class C Shares
Year Ended October 31, 2021	11.36	(0.12)	4.26	4.14	–	(1.73)	(1.73)	13.77
Year Ended October 31, 2020	10.94	(0.10)	1.81	1.71	–	(1.29)	(1.29)	11.36
Year Ended October 31, 2019	10.87	(0.06)	1.49	1.43	–	(1.36)	(1.36)	10.94
Year Ended October 31, 2018	11.53	(0.06)	0.73	0.67	–	(1.33)	(1.33)	10.87
Year Ended October 31, 2017	10.93	(0.04)	2.08	2.04	–	(1.44)	(1.44)	11.53
Institutional Service Class Shares
Year Ended October 31, 2021	14.89	(0.02)	5.77	5.75	–	(1.73)	(1.73)	18.91
Year Ended October 31, 2020	13.88	– (f)	2.34	2.34	(0.04)	(1.29)	(1.33)	14.89
Year Ended October 31, 2019	13.33	0.04	1.92	1.96	(0.05)	(1.36)	(1.41)	13.88
Year Ended October 31, 2018	13.79	0.05	0.88	0.93	(0.06)	(1.33)	(1.39)	13.33
Year Ended October 31, 2017	12.74	0.06	2.46	2.52	(.03)	(1.44)	(1.47)	13.79
Institutional Class Shares
Year Ended October 31, 2021	14.96	(0.01)	5.81	5.80	–	(1.73)	(1.73)	19.03
Year Ended October 31, 2020	13.93	0.01	2.35	2.36	(0.04)	(1.29)	(1.33)	14.96
Year Ended October 31, 2019	13.37	0.04	1.93	1.97	(0.05)	(1.36)	(1.41)	13.93
Year Ended October 31, 2018	13.82	0.06	0.89	0.95	(0.07)	(1.33)	(1.40)	13.37
Year Ended October 31, 2017	12.76	0.08	2.46	2.54	(0.04)	(1.44)	(1.48)	13.82

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	117

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Sustainable Leaders Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

41.35%	$ 345,638	1.19%	1.23%	(0.33%)	111.07%
17.50%	264,977	1.19%	1.26%	(0.24%)	49.68%
17.60%	247,926	1.19%	1.27%	0.06%	47.13%
6.63%	233,717	1.19%(e)	1.25%(e)	0.14%	38.68%
21.13%	242,085	1.19%(e)	1.26%(e)	0.29%	33.79%

40.20%	329	1.90%	2.07%	(1.01%)	111.07%
16.71%	1,143	1.90%	2.08%	(0.94%)	49.68%
16.75%	1,428	1.90%	2.11%	(0.58%)	47.13%
5.88%	2,963	1.90%(e)	2.07%(e)	(0.56%)	38.68%
20.26%	3,544	1.90%(e)	2.09%(e)	(0.40%)	33.79%

41.61%	158,581	0.97%	1.01%	(0.11%)	111.07%
17.79%	121,611	0.97%	1.04%	(0.01%)	49.68%
17.84%	113,600	0.97%	1.05%	0.29%	47.13%
6.90%	106,337	0.97%(e)	1.03%(e)	0.36%	38.68%
21.33%	109,418	0.98%(e)	1.05%(e)	0.49%	33.79%

41.77%	14,953	0.90%	1.00%	(0.05%)	111.07%
17.89%	10,982	0.90%	1.01%	0.05%	49.68%
17.90%	8,839	0.90%	1.03%	0.34%	47.13%
6.99%	6,801	0.90%(e)	1.01%(e)	0.43%	38.68%
21.45%	6,507	0.90%(e)	1.01%(e)	0.59%	33.79%

(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.

118	2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Sustainable Leaders Smaller Companies Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2021	$ 8.08	$ (0.04)	$ 4.06	$ 4.02	$ –	$ (1.01)	$ (1.01)	$ 11.09
Year Ended October 31, 2020	7.59	(0.01)	0.96	0.95	– (h)	(0.46)	(0.46)	8.08
Year Ended October 31, 2019	6.85	0.01	1.09	1.10	–	(0.36)	(0.36)	7.59
Year Ended October 31, 2018	8.52	0.02	0.62	0.64	–	(2.31)	(2.31)	6.85
Year Ended October 31, 2017	8.81	(0.12)	0.90	0.78	–	(1.07)	(1.07)	8.52
Class C Shares
Year Ended October 31, 2021	1.84	(0.02)	0.70	0.68	–	(1.01)	(1.01)	1.51
Year Ended October 31, 2020	2.08	(0.02)	0.25	0.23	(0.01)	(0.46)	(0.47)	1.84
Year Ended October 31, 2019	2.17	(0.01)	0.28	0.27	–	(0.36)	(0.36)	2.08
Year Ended October 31, 2018	4.22	(0.01)	0.27	0.26	–	(2.31)	(2.31)	2.17
Year Ended October 31, 2017	4.92	(0.09)	0.46	0.37	–	(1.07)	(1.07)	4.22
Class R Shares
Year Ended October 31, 2021	7.09	(0.06)	3.52	3.46	–	(1.01)	(1.01)	9.54
Year Ended October 31, 2020	6.73	(0.03)	0.85	0.82	–	(0.46)	(0.46)	7.09
Year Ended October 31, 2019	6.13	(0.01)	0.97	0.96	–	(0.36)	(0.36)	6.73
Year Ended October 31, 2018	7.88	– (h)	0.56	0.56	–	(2.31)	(2.31)	6.13
Year Ended October 31, 2017	8.25	(0.13)	0.83	0.70	–	(1.07)	(1.07)	7.88
Institutional Service Class Shares
Year Ended October 31, 2021	8.45	(0.03)	4.27	4.24	–	(1.01)	(1.01)	11.68
Year Ended October 31, 2020	7.92	– (h)	1.00	1.00	(0.01)	(0.46)	(0.47)	8.45
Year Ended October 31, 2019	7.11	0.03	1.14	1.17	–	(0.36)	(0.36)	7.92
Year Ended October 31, 2018	8.75	0.04	0.63	0.67	–	(2.31)	(2.31)	7.11
Year Ended October 31, 2017	9.00	(0.10)	0.92	0.82	–	(1.07)	(1.07)	8.75
Institutional Class Shares
Year Ended October 31, 2021	8.78	(0.01)	4.45	4.44	–	(1.01)	(1.01)	12.21
Year Ended October 31, 2020	8.20	0.01	1.04	1.05	(0.01)	(0.46)	(0.47)	8.78
Year Ended October 31, 2019	7.34	0.04	1.18	1.22	–	(0.36)	(0.36)	8.20
Year Ended October 31, 2018	8.95	0.05	0.65	0.70	–	(2.31)	(2.31)	7.34
Year Ended October 31, 2017	9.17	(0.10)	0.95	0.85	–	(1.07)	(1.07)	8.95

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Indicates the dividend expense charged for the period to average net assets.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	119

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Dividend Expense (d)(e)	Portfolio Turnover (f)

53.27%	$ 10,032	1.22%(g)	2.42%(g)	(0.45%)	–	157.35%
12.88%	7,618	1.24%(g)	2.13%(g)	(0.17%)	–	45.98%
17.62%	8,481	1.25%	2.09%	0.20%	–	54.04%
8.32%	7,466	1.32%(g)	2.03%(g)	0.34%	0.04%	112.97%
9.69%	9,479	2.80%(g)	3.22%(g)	(1.39%)	1.18%	35.38%

51.76%	633	1.90%(g)	3.16%(g)	(1.14%)	–	157.35%
11.83%	528	1.90%(g)	2.84%(g)	(0.85%)	–	45.98%
17.22%	4,734	1.90%	2.83%	(0.48%)	–	54.04%
7.45%	1,345	1.97%(g)	2.77%(g)	(0.32%)	0.04%	112.97%
8.89%	1,837	3.47%(g)	4.09%(g)	(2.05%)	1.21%	35.38%

52.76%	3,071	1.55%(g)	2.75%(g)	(0.78%)	–	157.35%
12.54%	1,952	1.43%(g)	2.32%(g)	(0.37%)	–	45.98%
17.39%	1,924	1.55%	2.39%	(0.09%)	–	54.04%
7.89%	1,895	1.69%(g)	2.40%(g)	(0.04%)	0.04%	112.97%
9.35%	2,269	3.14%(g)	3.56%(g)	(1.72%)	1.18%	35.38%

53.56%	159	1.05%(g)	2.25%(g)	(0.33%)	–	157.35%
12.96%	340	1.04%(g)	1.93%(g)	0.02%	–	45.98%
17.96%	480	1.05%	1.89%	0.45%	–	54.04%
8.50%	679	1.07%(g)	1.79%(g)	0.55%	0.04%	112.97%
9.96%	840	2.62%(g)	3.04%(g)	(1.21%)	1.17%	35.38%

53.85%	5,531	0.90%(g)	2.24%(g)	(0.12%)	–	157.35%
13.14%	3,451	0.90%(g)	1.94%(g)	0.17%	–	45.98%
18.10%	4,580	0.90%	1.89%	0.58%	–	54.04%
8.69%	5,583	0.98%(g)	1.83%(g)	0.63%	0.06%	112.97%
10.12%	12,413	2.56%(g)	3.07%(g)	(1.13%)	1.30%	35.38%

(e)	Dividend expense ratio includes broker related expenses for securities sold short.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2021, October 31, 2020 and October 31, 2018. Includes interest expense that amounts to 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2017.
(h)	Less than $0.005 per share.

120	2021 Annual Report

Notes to Financial Statements

October 31, 2021

1.	Organization

Aberdeen Funds (the "Trust") was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2021, the Trust had authorized an unlimited number of shares of beneficial interest ("shares") without par value. As of October 31, 2021, the Trust operated seventeen (17) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the twelve (12) funds listed below (each a "Fund"; collectively, the "Funds"):

–	Aberdeen China A Share Equity Fund ("China A Share Equity Fund")
–	Aberdeen Dynamic Dividend Fund ("Dynamic Dividend Fund")
–	Aberdeen Emerging Markets Fund ("Emerging Markets Fund")
–	Aberdeen Emerging Markets Sustainable Leaders Fund (formerly, Aberdeen International Equity Fund) ("Emerging Markets Sustainable Leaders Fund")
–	Aberdeen Global Equity Fund ("Global Equity Fund")
–	Aberdeen Global Infrastructure Fund ("Global Infrastructure Fund")
–	Aberdeen International Real Estate Equity Fund ("International Real Estate Equity Fund")
–	Aberdeen International Small Cap Fund ("International Small Cap Fund")
–	Aberdeen Realty Income & Growth Fund ("Realty Income & Growth Fund")
–	Aberdeen U.S. Small Cap Equity Fund ("U.S. Small Cap Equity Fund")
–	Aberdeen U.S. Sustainable Leaders Fund (formerly, Aberdeen U.S. Multi-Cap Equity Fund) ("U.S. Sustainable Leaders Fund")
–	Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen Focused U.S. Equity Fund) ("U.S. Sustainable Leaders Smaller Companies Fund")

2.	Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time" subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best

2021 Annual Report	121

Notes to Financial Statements (continued)

October 31, 2021

information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value ("NAV") as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the "Board"). If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional "round lot" size, and the strategies employed by Aberdeen Standard Investments, Inc. ("Aberdeen", the "Adviser" or "ASII") (to be known as abrdn Inc. effective January 1, 2022) generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, "odd lot" sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 NAV. Generally, these investment types are categorized as Level 1 investments.

Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds' Pricing Committee (the "Pricing Committee"), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

•  Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

122	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

The following is a summary of the inputs used as of October 31, 2021 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)	Total ($)
China A Share Equity Fund
Investments in Securities
Common Stocks	0	84,493,190	0	84,493,190
Exchange-Traded Funds	1,725,564	–	–	1,725,564
Short-Term Investment	1,993,668	–	–	1,993,668
	3,719,232	84,493,190	0	88,212,422

Dynamic Dividend Fund
Investments in Securities
Common Stocks	82,773,153	41,248,550	–	124,021,703
Preferred Stocks	–	1,757,952	–	1,757,952
Short-Term Investment	2,493,808	–	–	2,493,808
Other Financial Instruments
Liabilities
Forward Foreign Currency Exchange Contracts	–	(2,014)	–	(2,014)
	85,266,961	43,004,488	–	128,271,449

Emerging Markets Fund
Investments in Securities
Common Stocks	791,274,817	3,697,193,905	–	4,488,468,722
Preferred Stocks	60,127,477	394,027,539	–	454,155,016
Short-Term Investment	6,077,284	–	–	6,077,284
	857,479,578	4,091,221,444	–	4,948,701,022

Emerging Markets Sustainable Leaders Fund
Investments in Securities
Common Stocks	43,491,732	151,508,720	–	195,000,452
Preferred Stocks	2,675,404	16,802,833	–	19,478,237
Short-Term Investment	924,957	–	–	924,957
	47,092,093	168,311,553	–	215,403,646

Global Equity Fund
Investments in Securities
Common Stocks	14,999,946	14,968,143	–	29,968,089
Short-Term Investment	1,051,627	–	–	1,051,627
	16,051,573	14,968,143	–	31,019,716

2021 Annual Report	123

Notes to Financial Statements (continued)

October 31, 2021

Investments, at Value	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)	Total ($)
Global Infrastructure Fund
Investments in Securities
Common Stocks	34,681,725	22,420,970	–	57,102,695
Short-Term Investment	1,243,937	–	–	1,243,937
Other Financial Instruments
Liabilities
Forward Foreign Currency Exchange Contracts	–	(1,279)	–	(1,279)
	35,925,662	22,419,691	–	58,345,353

International Real Estate Equity Fund
Investments in Securities
Common Stocks	5,785,075	14,517,618	0	20,302,693
Short-Term Investment	705,270	–	–	705,270
	6,490,345	14,517,618	0	21,007,963

International Small Cap Fund
Investments in Securities
Common Stocks	113,675,040	181,957,491	–	295,632,531
Short-Term Investment	17,948,165	–	–	17,948,165
	131,623,205	181,957,491	–	313,580,696

Realty Income & Growth Fund
Investments in Securities
Common Stocks	57,566,817	–	–	57,566,817
Short-Term Investment	13,882	–	–	13,882
	57,580,699	–	–	57,580,699

U.S. Small Cap Equity Fund
Investments in Securities
Common Stocks	1,144,681,693	–	–	1,144,681,693
Short-Term Investment	46,804,726	–	–	46,804,726
	1,191,486,419	–	–	1,191,486,419

U.S. Sustainable Leaders Fund
Investments in Securities
Common Stocks	506,506,606	–	–	506,506,606
Short-Term Investment	13,728,502	–	–	13,728,502
	520,235,108	–	–	520,235,108

U.S. Sustainable Leaders Smaller Companies Fund
Investments in Securities
Common Stocks	18,972,296	–	–	18,972,296
Short-Term Investment	428,743	–	–	428,743
	19,401,039	–	–	19,401,039

Amounts listed as "–" are $0 or round to $0.

124	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

For the fiscal year ended October 31, 2021, there were no significant changes to the fair valuation methodologies. Level 3 investments held during and at the end of the fiscal year in relation to net assets, of the Fund, were not significant (0.0% of total net assets) and accordingly, a reconciliation of Level 3 assets for the fiscal year ended October 31, 2021 is not presented. The valuation technique used at October 31, 2021 was fair valuation at zero pursuant to procedures approved by the Fund's Board of Trustees.

b.    Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.    Foreign Currency Translation

Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

d.    Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company's discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e.    Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities (See Note 10).

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

2021 Annual Report	125

Notes to Financial Statements (continued)

October 31, 2021

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of October 31, 2021:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2021:

			Liabilities Derivatives
Funds	Total Value at October 31, 2021	Written Options, at value (Equity Risk)	Centrally Cleared Credit Default Swaps (Credit Risk)	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Dynamic Dividend Fund	$2,014	$–	$–	$–	$2,014	$–
Global Infrastructure Fund	1,279	–	–	–	1,279	–

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2021 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets & Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Dynamic Dividend Fund
Forward foreign currency(2) Royal Bank of Canada (UK)	$–	$–	$–	$–	$2,014	$–	$–	$2,014

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

126	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets & Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Global Infrastructure Fund
Forward foreign currency(2) Citibank N.A.	$–	$–	$–	$–	$1,279	$–	$–	$1,279

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the fiscal year ended October 31, 2021:

Derivative Instrument Risk Type	Location on the Statement of Operations
Foreign Exchange Risk	Realized gain/(loss) on forward foreign currency exchange contracts/ Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

The following is a summary of the effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2021:

		Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Funds	Total	Investment Transactions (Equity Risk)	Written Options (Equity Risk)	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Dynamic Dividend Fund	$58,319	$–	$–	$–	$–	$58,319	$–
Global Infrastructure Fund	8,290	–	–	–	–	8,290	–
International Real Estate Equity Fund	(4,293)	–	–	–	–	(4,293)	–

		Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Investment Transactions (Equity Risk)	Written Options (Equity Risk)	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)(2)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Dynamic Dividend Fund	$(24,588)	$–	$–	$–	$–	$(24,588)	$–
Global Infrastructure Fund	(1,121)	–	–	–	–	(1,121)	–

2021 Annual Report	127

Notes to Financial Statements (continued)

October 31, 2021

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2021. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2021.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)
Dynamic Dividend Fund	$ –	$3,347,538
Global Infrastructure Fund	2,923,493	2,598,070
International Real Estate Equity Fund	–	61,785

f.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of month-end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average net asset value of that class' shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

g.	Distributions

Distributions from net investment income, if any, are declared and paid annually for all Funds except the Dynamic Dividend Fund, which declares and pays monthly, and the Global Infrastructure Fund and Realty Income & Growth Fund, which declare and pay quarterly. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

h.	Federal Income Taxes

Each Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

i.	Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Funds file for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. Foreign tax authorities can examine previously filed withholding tax reclaims for various periods of time, depending on the statute of limitations in each foreign jurisdiction. In some cases, amounts that have been refunded by foreign tax authorities and received by the Funds are still subject to such review.

The Dynamic Dividend Fund has received requests from the German Federal Tax Office for additional documents and information relating to withholding tax refunds that the Fund has previously received and recorded. The tax refunds previously received amount to approximately 0.74% of the Dynamic Dividend Fund's net assets as of October 31, 2021. The Dynamic Dividend Fund may be required to return certain amounts or pay a settlement in connection with this request. The amount of such potential repayment or settlement is uncertain and management cannot make an estimate at this time, and as such, has not recorded any amount in the financial statements. The Dynamic

128	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

Dividend Fund's net asset value and performance may be materially adversely affected if such repayment or settlement is determined at a future date.

In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.

In addition, when the Funds sell securities within certain countries in which they invest, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Funds accrue deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j.	Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds' custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

Income generated from securities lending includes the difference between (i) the sum of income received from the investment of collateral received from the borrowers that are counterparties to loans, loan fees received from loans, and fees paid by borrower on loans collateralized with collateral other than cash collateral; and ii) any rebate paid to a borrower, and any other allocable fees and expenses in connection with loans of securities. All income is accrued daily and is apportioned 90% to the Funds and 10% to the Lending Agent.

The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds' Statements of Investments.

At October 31, 2021, the market value of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral
Emerging Markets Sustainable Leaders Fund	$99,000	$–	$270,272

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
China A Share Equity Fund	Up to $500 million	0.85%
	$500 million up to $2 billion	0.80%
	On $2 billion and more	0.75%
Dynamic Dividend Fund	Up to $250 million	1.00%
	On $250 million and more	0.95%
Emerging Markets Fund	On all assets	0.90%
Emerging Markets Sustainable Leaders Fund	On all assets	0.80%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

2021 Annual Report	129

Notes to Financial Statements (continued)

October 31, 2021

Fund	Fee Schedule
Global Infrastructure Fund	Up to $250 million	0.85%
	$250 million up to $750 million	0.80%
	$750 million to $1 billion	0.75%
	On $1 billion and more	0.65%
International Real Estate Equity Fund	On all assets	1.00%
International Small Cap Fund	Up to $100 million	0.85%
	On $100 million and more	0.75%
Realty Income & Growth Fund	Up to $250 million	1.00%
	$250 million up to $750 million	0.95%
	$750 million up to $1 billion	0.90%
	On $1 billion and more	0.80%
U.S. Small Cap Equity Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%
U.S. Sustainable Leaders Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Sustainable Leaders Smaller Companies Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%

The Adviser has engaged the services of affiliates abrdn Asia Limited (formerly, Aberdeen Standard Investments (Asia) Limited) and Aberdeen Asset Managers Limited ("AAML") as subadvisers (the "Subadvisers") pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds' investments and have the responsibility for making all investment decisions for the portion of a Fund's assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers.

The Trust and Aberdeen have entered into written contracts ("Expense Limitation Agreements") limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund this contractual limitation may not be terminated before February 28, 2022 without the approval of the Trustees who are not "interested persons" of the Trust, as such term is defined by the 1940 Act (the "Independent Trustees"). For each Fund except the Dynamic Dividend Fund and Global Infrastructure Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the Dynamic Dividend Fund and Global Infrastructure Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.

Fund	Limit
China A Share Equity Fund	0.99%
Emerging Markets Fund	1.10%
Emerging Markets Sustainable Leaders Fund	1.10%
Global Equity Fund	1.19%
International Small Cap Fund	0.99%
U.S. Small Cap Equity Fund	0.99%
U.S. Sustainable Leaders Fund	0.90%
U.S. Sustainable Leaders Smaller Companies Fund	0.90%

Fund	Class A Limit	Institutional Class Limit
Dynamic Dividend Fund	1.50%	1.25%
Global Infrastructure Fund	1.24%	0.99%
International Real Estate Equity Fund	1.62%	1.37%
Realty Income & Growth Fund	1.25%	1.00%

130	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the "Reimbursement Requirements"). Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2021, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to Aberdeen for each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:

Fund	Amount Fiscal Year 2019 (Expires 10/31/22)	Amount Fiscal Year 2020 (Expires 10/31/23)	Amount Fiscal Year 2021 (Expires 10/31/24)	Total*
China A Share Equity Fund	$ 185,225	$ 194,764	$ 244,894	$ 624,883
Dynamic Dividend Fund	110,958	114,147	180,278	405,383
Emerging Markets Fund	2,912,999	2,887,668	1,800,053	7,600,720
Emerging Markets Sustainable Leaders Fund	25,257	32,170	38,869	96,296
Global Equity Fund	177,160	173,186	191,740	542,086
Global Infrastructure Fund	115,230	162,223	207,420	484,873
International Real Estate Equity Fund	30,943	134,634	156,298	321,875
International Small Cap Fund	302,551	291,518	261,986	856,055
Realty Income & Growth Fund	282,123	254,885	245,459	782,467
U.S. Small Cap Equity Fund	–	327,286	604,829	932,115
U.S. Sustainable Leaders Fund	284,126	257,392	216,967	758,485
U.S. Sustainable Leaders Smaller Companies Fund	175,904	164,571	202,597	543,072

*  Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as "–" are $0 or round to $0.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust's average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company ("State Street") provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the "Distributor") are parties to the current Underwriting Agreement (the "Underwriting Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders' financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts, based on the total net assets of each, respective class:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
China A Share Equity Fund	0.25%	1.00%	0.50%
Dynamic Dividend Fund	0.25%	–	–
Emerging Markets Fund	0.25%	1.00%	0.50%

2021 Annual Report	131

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October 31, 2021

	Class A	Class C	Class R
Fund	Shares	Shares (a)	Shares (a)
Emerging Markets Sustainable Leaders Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
Global Infrastructure Fund	0.25%	–	–
International Real Estate Equity Fund	0.25%	–	–
International Small Cap Fund	0.25%	1.00%	0.50%
Realty Income & Growth Fund	0.25%	–	–
U.S. Small Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Sustainable Leaders Fund	0.25%	1.00%	–
U.S. Sustainable Leaders Smaller Companies Fund	0.25%	1.00%	0.50%

(a)  0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges ("CDSCs") of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the fiscal year ended October 31, 2021 was as follows:

Fund	Commissions retained from front-end sales charges of Class A shares	Commissions retained from CDSC fees of Class C (and certain Class A) shares
China A Share Equity Fund	$ 128,573	$ 4,870
Dynamic Dividend Fund	6,600	–
Emerging Markets Fund	34,057	120
Emerging Markets Sustainable Leaders Fund	202	–
Global Equity Fund	1,276	–
Global Infrastructure Fund	34,522	–
International Small Cap Fund	15,093	27
Realty Income & Growth Fund	2,670	–
U.S. Small Cap Equity Fund	44,238	894
U.S. Sustainable Leaders Fund	13,281	16
U.S. Sustainable Leaders Smaller Companies Fund	3,727	54
Total Retained	$284,239	$5,981

d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as "sub-transfer agency fees"), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

132	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2022, the administrative service fee for a Fund is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly and not pursuant to an Administrative Services Plan.

The aggregate amount of sub-transfer agent and administrative service fees paid during the fiscal year ended October 31, 2021 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
China A Share Equity Fund	$ 14,567	$ 2,733	$ 7,862	$ 826	$ 39,961
Dynamic Dividend Fund	3,732	–	–	–	77,869
Emerging Markets Fund	309,172	8,986	216,385	682,335	3,555,804
Emerging Markets Sustainable Leaders Fund	30,069	2,342	7,336	63,077	51,599
Global Equity Fund	23,335	420	1,717	312	762
Global Infrastructure Fund	8,605	–	–	–	32,680
International Real Estate Equity Fund	83	–	–	–	27,333
International Small Cap Fund	101,944	707	2,959	–	104,268
Realty Income & Growth Fund	717	–	–	–	36,926
U.S. Small Cap Equity Fund	196,754	38,021	7,209	50,126	693,608
U.S. Sustainable Leaders Fund	121,351	912	–	94,063	7,560
U.S. Sustainable Leaders Smaller Companies Fund	5,874	300	3,715	328	5,604

e.	Purchase/Sale Transactions Between Affiliates

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 ("Rule 17a-7"). During the fiscal year ended October 31, 2021, the Funds did not engage in any of these trades.

4.	Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2021, were as follows:

Fund	Purchases	Sales
China A Share Equity Fund	$ 102,741,896	$ 33,122,578
Dynamic Dividend Fund	72,293,308	78,749,853
Emerging Markets Fund	2,029,380,326	1,874,373,956
Emerging Markets Sustainable Leaders Fund	263,093,707	304,100,476
Global Equity Fund	6,364,668	10,598,811
Global Infrastructure Fund	20,024,910	15,576,345
International Real Estate Equity Fund	13,654,648	17,004,246
International Small Cap Fund	178,061,258	88,718,318
Realty Income & Growth Fund	17,088,548	25,705,720
U.S. Small Cap Equity Fund	768,426,064	773,129,783
U.S. Sustainable Leaders Fund	501,150,954	540,288,791
U.S. Sustainable Leaders Smaller Companies Fund	24,991,244	26,811,101

2021 Annual Report	133

Notes to Financial Statements (continued)

October 31, 2021

5. Portfolio Investment Risks

a.	Concentration Risk

The Global Infrastructure Fund, International Real Estate Equity Fund and Realty Income & Growth Fund are subject to concentration risk. Each Fund's strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. Each Fund's concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on each Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

b.	Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

c.	Dividend Strategy Risk

The Dynamic Dividend Fund and Realty Income & Growth Fund are subject to dividend strategy risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund's emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company's track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

d.	Emerging Markets Risk

The risks of investing in emerging market countries are a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

e.	Equity-Linked Notes

The China A Share Equity Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

f.	Equity Securities Risk

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

g.	Exchange-Traded Fund Risk

To the extent that the China A Share Equity Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF's shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund's expenses and similar expenses incurred through the Fund's ownership of the ETF.

h.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

134	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

i.	Foreign Securities Risk

Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. To the extent a Fund invests heavily in Asian issuers, the Fund may be more volatile than a fund which is broadly diversified geographically.

China Risk. Concentrating investments in China and Hong Kong subjects the China A Shares Equity Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund's investments.

China A Shares Risk. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks. Stock Connect is subject to a daily quota (the "Daily Quota"), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, the Fund's ability to trade in China A Shares will be impacted which may affect the Fund's performance. The QFII Programs are subject to the risk that the Adviser may have its QFII Programs license revoked or restricted with respect to the Fund or the Fund may be impacted by the rules, restrictions and quota limitations connected to reliance on a QFII Programs license.

j.	Illiquid Securities Risk

Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund's portfolio holdings. These procedures and tests take into account a Fund's investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

k.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

l.	Infrastructure-Related Investment Risk

Because the Global Infrastructure Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased

2021 Annual Report	135

Notes to Financial Statements (continued)

October 31, 2021

competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

m.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

n.	LIBOR Risk

A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR") as a "benchmark" or "reference rate" for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

o.	Management Risk

Each Fund is subject to the risk that the Adviser or Subadviser (as applicable) may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

p.	Market Risk

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause a Fund to lose value.

One such event is the COVID-19 pandemic, which has caused major disruptions to economies and markets around the world, including the markets in which the Funds invest, and which has and may continue to negatively impact the value of certain Fund investments. Although vaccines for COVID-19 and variants thereof are becoming more widely available, the COVID-19 pandemic and impacts thereof may continue for an extended period of time and may vary from market to market. To the extent the impacts of COVID-19 continue, a Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject. Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.

In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.

136	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

For example, whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to the UK's departure from the EU ("Brexit") could negatively affect the value and liquidity of a Fund's investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund's business, results of operations and financial condition.

The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

q.	Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

r.	Non-Diversified Fund Risk

The Realty Income & Growth Fund's performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

s.	Non-U.S. Taxation Risk

Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

If, at the close of its taxable year, more than 50% of the value of a Fund's total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If a Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

t.	Passive Foreign Investment Company Tax Risk

Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. A Fund may be able to elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually. A Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

u.	Portfolio Turnover Risk

The Dynamic Dividend Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a Fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.

v.	Qualified Dividend Income Tax Risk

With respect to the Dynamic Dividend Fund, no assurance can be given as to what percentage of the distributions paid on shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which a Fund invests should

2021 Annual Report	137

Notes to Financial Statements (continued)

October 31, 2021

be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, a Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of a Fund.

w.	REIT and Real Estate Risk

Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs' share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

x.	Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of a Fund's holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

y.	Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

z.	Sustainable Investing Risk

A Fund's "Sustainable Leaders" strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to a Fund's Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views.

138	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

aa.	Valuation Risk

The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Please read the Funds' prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

7. Tax Information

As of October 31, 2021, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
China A Share Equity Fund	$ 88,156,397	$ 7,633,007	$ (7,576,982)	$ 56,025
Dynamic Dividend Fund	95,329,956	37,504,460	(4,560,953)	32,943,507
Emerging Markets Fund	3,756,298,023	1,497,211,124	(304,808,125)	1,192,402,999
Emerging Markets Sustainable Leaders Fund	201,643,485	29,917,281	(16,157,120)	13,760,161
Global Equity Fund	20,550,530	10,591,113	(121,927)	10,469,186
Global Infrastructure Fund	46,433,400	13,937,380	(2,024,148)	11,913,232
International Real Estate Equity Fund	31,608,460	2,608,744	(13,209,241)	(10,600,497)
International Small Cap Fund	239,667,806	83,442,539	(9,529,649)	73,912,890
Realty Income & Growth Fund	37,145,321	20,659,522	(224,144)	20,435,378
U.S. Small Cap Equity Fund	967,921,874	241,563,624	(17,999,079)	223,564,545
U.S. Sustainable Leaders Fund	403,202,147	122,076,761	(5,043,800)	117,032,961
U.S. Sustainable Leaders Smaller Companies Fund	16,094,427	3,408,218	(101,606)	3,306,612

The tax character of distributions paid during the fiscal year ended October 31, 2021 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions Paid From
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
China A Share Equity Fund	$ 53,382	$ 463,245	$ 516,627	$–	$–	$ 516,627
Dynamic Dividend Fund	6,553,325	–	6,553,325	–	–	6,553,325
Emerging Markets Fund	8,787,598	33,395,606	42,183,204	–	–	42,183,204
Emerging Markets Sustainable Leaders Fund	454,746	–	454,746	–	–	454,746
Global Equity Fund	–	–	–	–	–	–
Global Infrastructure Fund	1,653,806	39,441	1,693,247	–	–	1,693,247
International Real Estate Equity Fund	772,714	–	772,714	–	–	772,714
International Small Cap Fund	–	–	–	–	–	–

2021 Annual Report	139

Notes to Financial Statements (continued)

October 31, 2021

	Distributions Paid From
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Realty Income & Growth Fund	$ 614,019	$ 5,677,170	$ 6,291,189	$–	$–	$ 6,291,189
U.S. Small Cap Equity Fund	7,615,912	41,783,512	49,399,424	–	–	49,399,424
U.S. Sustainable Leaders Fund	11,862,382	36,364,159	48,226,541	–	–	48,226,541
U.S. Sustainable Leaders Smaller Companies Fund	169,299	1,648,863	1,818,162	–	–	1,818,162

Amounts listed as "–" are $0 or round to $0.

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions Paid From
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
China A Share Equity Fund	$ 14,078	$ 715,542	$ 729,620	$–	$ –	$ 729,620
Dynamic Dividend Fund	7,157,644	–	7,157,644	–	–	7,157,644
Emerging Markets Fund	91,341,000	2,583,742	93,924,742	–	–	93,924,742
Emerging Markets Sustainable Leaders Fund	2,748,047	–	2,748,047	–	–	2,748,047
Global Equity Fund	186,711	798,701	985,412	–	–	985,412
Global Infrastructure Fund	2,807,721	449,156	3,256,877	–	606,231	3,863,108
International Real Estate Equity Fund	6,412,304	–	6,412,304	–	–	6,412,304
International Small Cap Fund	1,686,730	4,472,541	6,159,271	–	–	6,159,271
Realty Income & Growth Fund	1,259,953	9,878,074	11,138,027	–	–	11,138,027
U.S. Small Cap Equity Fund	1,296,552	59,696,046	60,992,598	–	–	60,992,598
U.S. Sustainable Leaders Fund	2,144,740	34,164,852	36,309,592	–	–	36,309,592
U.S. Sustainable Leaders Smaller Companies Fund	289,373	1,634,574	1,923,947	–	–	1,923,947

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
China A Share Equity Fund	$–	$ 42,895	$ 2,210,773	$–	$–	$–	$–	$ 57,102	$ –	$ 2,310,770
Dynamic Dividend Fund	–	330,507	242,902	–	–	–	–	32,948,209	–	33,521,618
Emerging Markets Fund	–	72,825,019	390,351,786	–	–	–	–	1,192,390,821	–	1,655,567,626
Emerging Markets Sustainable Leaders Fund	–	8,771,688	31,005,272	–	–	–	–	13,287,645	–	53,064,605
Global Equity Fund	–	–	3,260,750	–	–	–	–	10,459,636	(3,959,123)	9,761,263
Global Infrastructure Fund	–	–	633,034	–	–	–	–	11,912,176	–	12,545,210
International Real Estate Equity Fund	–	797,672	–	–	–	–	–	(10,600,384)	(73,002,383)	(82,805,095)
International Small Cap Fund	–	3,632,353	18,234,244	–	–	–	–	73,787,213	–	95,653,810
Realty Income & Growth Fund	–	780,011	6,407,926	–	–	–	–	20,435,378	–	27,623,315

140	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
U.S. Small Cap Equity Fund	$–	$92,788,176	$130,222,045	$–	$–	$–	$–	$223,564,545	$ –	$446,574,766
U.S. Sustainable Leaders Fund	–	46,901,064	79,580,771	–	–	–	–	117,032,961	–	243,514,796
U.S. Sustainable Leaders Smaller Companies Fund	–	2,800,282	2,439,921	–	–	–	–	3,306,613	–	8,546,816

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.

**	As of October 31, 2021, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

As of October 31, 2021, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.

Fund	Amount	Expires
Global Equity Fund	$3,959,123	Unlimited (Long-Term)
International Real Estate Equity Fund	6,001,423	Unlimited (Short-Term)
International Real Estate Equity Fund	67,000,960	Unlimited (Long-Term)

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to use of equalization, and REIT investments. These reclassifications have no effect on net assets or NAVs per share.

Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
China A Share Equity Fund	$ –	$ –
Dynamic Dividend Fund	(169,518)	169,518
Emerging Markets Fund	68,347,960	(68,347,960)
Emerging Markets Sustainable Leaders Fund	4,075,094	(4,075,094)
Global Equity Fund	41,286	(41,286)
Global Infrastructure Fund	(484,512)	484,512
Realty Income & Growth Fund	471,689	(471,689)
U.S. Small Cap Equity Fund	24,076,006	(24,076,006)
U.S. Sustainable Leaders Fund	4,158,492	(4,158,492)
U.S. Sustainable Leaders Smaller Companies Fund	808,801	(808,801)

8. Significant Shareholders

As of October 31, 2021, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

	Record	Number of
Fund	Ownership %	Account Owners
China A Share Equity Fund	54.9%	2
Dynamic Dividend Fund	48.6	4
Emerging Markets Fund	62.7	4
Emerging Markets Sustainable Leaders Fund	39.8	3
Global Equity Fund	19.4	1

2021 Annual Report	141

Notes to Financial Statements (continued)

October 31, 2021

	Record	Number of
Fund	Ownership %	Account Owners
Global Infrastructure Fund	59.2%	4
International Real Estate Equity Fund	61.8	4
International Small Cap Fund	57.7	2
Realty Income & Growth Fund	53.4	3
U.S. Small Cap Equity Fund	45.6	5
U.S. Sustainable Leaders Fund	12.2	1
U.S. Sustainable Leaders Smaller Companies Fund	28.8	4

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (including the Funds) (the "Borrowers"), has entered into an agreement (the "Agreement") with State Street Bank and Trust Company (the "Bank"), subject to annual renewal. The Agreement provides for a revolving credit facility (the "Credit Facility") in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on such day or (b) the Overnight Bank Funding Rate on such date, plus, in each case, 10 basis points, plus one and one quarter of one percent (1.25%). In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2021, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year ended October 31, 2021.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
China A Share Equity Fund	1,918,656	1.44%	14
Dynamic Dividend Fund	330,112	1.38%	44
Emerging Markets Fund	80,672,702	1.43%	5
Emerging Markets Sustainable Leaders Fund	4,982,906	1.40%	12
Global Infrastructure Fund	120,346	1.39%	21
International Real Estate Equity Fund	239,557	1.38%	27
International Small Cap Fund	1,425,000	1.40%	3
Realty Income & Growth Fund	485,241	1.43%	136
U.S. Sustainable Leaders Smaller Companies Fund	200,000	1.38%	1

10. Recent Rulemaking

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. Management is assessing the impact of Rule 18f-4 on the Funds.

In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value

142	2021 Annual Report

Notes to Financial Statements (concluded)

October 31, 2021

and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating this guidance.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2021.

On June 21, 2021, at a meeting of the Board of Trustees (the "Board") of Aberdeen Investment Funds (the "AIF Trust"), the Board considered and unanimously approved an agreement and plan of reorganization with respect to each Fund within the AIF Trust ("AIF Predecessor Fund") whereby each AIF Predecessor Fund would participate in a reorganization that would allow it to continue to operate as a corresponding new series of Aberdeen Funds, a Delaware statutory trust (the "Acquiring Funds"). Aberdeen Standard Investments Inc. would serve as the investment adviser and Aberdeen Asset Managers Limited would serve as the subadviser to the Global Equity Impact and International Sustainable Leaders Funds. Following approval by shareholders, each Predecessor Fund transferred all of its assets and liabilities to the corresponding Acquiring Fund, as listed in the table below, as of the close of business December 3, 2021. The Acquiring Funds and corresponding Predecessor Funds are shown in the chart below.

Fund	Corresponding AIF Predecessor Fund
Aberdeen Global Equity Impact Fund	Aberdeen Global Equity Impact Fund, a series of Aberdeen Investment Funds
Aberdeen Global High Income Fund	Aberdeen Global High Income Fund, a series of Aberdeen Investment Funds
Aberdeen International Sustainable Leaders Fund	Aberdeen International Sustainable Leaders Fund, a series of Aberdeen Investment Funds

On December 15, 2021, the Board of Trustees of the Trust approved a change in the name, 80% policy, benchmark index and expense limitation for the Aberdeen Global Equity Fund (the "Fund"). Effective February 28, 2022: (i) the Fund will change its name from the Aberdeen Global Equity Fund to the Aberdeen Emerging Markets ex-China Fund; (ii) the Fund's 80% policy will change from a policy where the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies located throughout the world (including the U.S.) to a policy where the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies; (iii) the MSCI Emerging Markets ex-China Index (Net Dividends) will replace the MSCI All Country World Index (Net Dividends) as the Fund's primary benchmark; (iv) the Fund's expense limitation (subject to certain exclusions) will be lowered from 1.19% to 1.10%; and (v) the Fund's portfolio management team will change from the Global Equity Team to the Global Emerging Markets Team.

2021 Annual Report	143

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Aberdeen Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Aberdeen China A Share Equity Fund, Aberdeen Dynamic Dividend Fund, Aberdeen Emerging Markets Fund, Aberdeen Emerging Markets Sustainable Leaders Fund (formerly, Aberdeen International Equity Fund), Aberdeen Global Equity Fund, Aberdeen Global Infrastructure Fund, Aberdeen International Real Estate Equity Fund, Aberdeen International Small Cap Fund, Aberdeen Realty Income & Growth Fund, Aberdeen U.S. Small Cap Equity Fund, Aberdeen U.S. Sustainable Leaders Fund (formerly, Aberdeen U.S. Multi-Cap Equity Fund), and Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen Focused U.S. Equity Fund), twelve of the funds comprising Aberdeen Funds (each, a Fund and collectively, the Funds), including the statements of investments, as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended except for the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen International Real Estate Equity Fund, and Aberdeen Realty Income & Growth Fund, for which the period is the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended except for the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen International Real Estate Equity Fund, and Aberdeen Realty Income & Growth Fund, for which the period is the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the one-year period ended October 31, 2017 for Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen International Real Estate Equity Fund, and Aberdeen Realty Income & Growth Fund were audited by other independent registered public accountants whose reports, dated December 22, 2017, expressed an unqualified opinion on the financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 28, 2021

144	2021 Annual Report

Other Tax Information (Unaudited)

For the year ended October 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% or 20% (depending upon income levels) as qualified dividend income. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2021 Form 1099-DIV.

Fund	Qualified Dividend Income
China A Share Equity Fund	100.00%
Dynamic Dividend Fund	83.94%
Emerging Markets Fund	83.64%
Emerging Markets Sustainable Leaders Fund	46.50%
Global Infrastructure Fund	79.31%
International Real Estate Equity Fund	26.31%
International Small Cap Fund	37.71%
U.S. Small Cap Equity Fund	35.42%
U.S. Sustainable Leaders Fund	27.34%
U.S. Sustainable Leaders Smaller Companies Fund	19.48%

For the taxable year ended October 31, 2021, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction
China A Share Equity Fund	0.40%
Dynamic Dividend Fund	33.55%
Global Infrastructure Fund	32.49%
International Real Estate Equity Fund	0.06%
U.S Small Cap Equity Fund	31.30%
U.S. Sustainable Leaders Fund	22.88%
U.S. Sustainable Leaders Smaller Companies Fund	18.41%

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2021. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2021) were as follows:

Fund	Foreign Tax
China A Share Equity Fund	$0.0447
Emerging Markets Fund	$0.0746
Emerging Markets Sustainable leaders Fund	$0.0489
Global Infrastructure Fund	$0.0384
International Real Estate Equity Fund	$0.0194
International Small Cap Fund	$0.0315

2021 Annual Report	145

Other Tax Information (Unaudited) (concluded)

During the year ended October 31, 2021, the following Funds designated dividends as long-term capital gains:

Fund	Amount
China A Share Equity Fund	$463,245
Emerging Markets Fund	$88,815,176
Emerging Markets Sustainable Leaders Fund	$3,133,014
Global Equity Fund	$153,792
Global Infrastructure Fund	$39,441
Realty Income & Growth Fund	$6,065,183
U.S. Small Cap Equity Fund	$55,839,945
U.S. Sustainable Leaders Fund	$38,980,628
U.S. Sustainable Leaders Smaller Companies Fund	$2,025,446

146	2021 Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2021 and continued to hold your shares at the end of the reporting period, October 31, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Actual Expenses Paid During Period" for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2021	Actual Ending Account Value, October 31, 2021	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[12]	Annualized Expense Ratio**
China A Share Equity Fund	Class A	$1,000.00	$ 964.00	$1,018.45	$ 6.63	$ 6.82	1.34%
	Class C	$1,000.00	$ 960.60	$1,015.17	$ 9.83	$10.11	1.99%
	Class R	$1,000.00	$ 962.30	$1,016.64	$ 8.41	$ 8.64	1.70%
	Institutional Service Class	$1,000.00	$ 965.00	$1,019.71	$ 5.40	$ 5.55	1.09%
	Institutional Class	$1,000.00	$ 965.40	$1,020.22	$ 4.90	$ 5.04	0.99%
Dynamic Dividend Fund	Class A	$1,000.00	$1,033.10	$1,017.64	$ 7.69	$ 7.63	1.50%
	Institutional Class	$1,000.00	$1,032.20	$1,018.90	$ 6.40	$ 6.36	1.25%
Emerging Markets Fund	Class A	$1,000.00	$ 972.50	$1,017.34	$ 7.76	$ 7.93	1.56%
	Class C	$1,000.00	$ 969.30	$1,014.62	$10.42	$10.66	2.10%
	Class R	$1,000.00	$ 971.70	$1,016.38	$ 8.70	$ 8.89	1.75%
	Institutional Service Class	$1,000.00	$ 974.00	$1,019.11	$ 6.02	$ 6.16	1.21%
	Institutional Class	$1,000.00	$ 974.60	$1,019.66	$ 5.47	$ 5.60	1.10%
Emerging Markets Sustainable Leaders Fund	Class A	$1,000.00	$ 976.20	$1,017.95	$ 7.17	$ 7.32	1.44%
	Class C	$1,000.00	$ 972.90	$1,014.57	$10.49	$10.71	2.11%
	Class R	$1,000.00	$ 974.40	$1,016.43	$ 8.66	$ 8.84	1.74%
	Institutional Service Class	$1,000.00	$ 977.70	$1,019.41	$ 5.73	$ 5.85	1.15%
	Institutional Class	$1,000.00	$ 977.80	$1,019.66	$ 5.48	$ 5.60	1.10%
Global Equity Fund	Class A	$1,000.00	$1,082.20	$1,017.49	$ 8.03	$ 7.78	1.53%
	Class C	$1,000.00	$1,079.20	$1,014.17	$11.48	$11.12	2.19%
	Class R	$1,000.00	$1,080.50	$1,015.63	$ 9.96	$ 9.65	1.90%
	Institutional Service Class	$1,000.00	$1,083.80	$1,018.70	$ 6.78	$ 6.56	1.29%
	Institutional Class	$1,000.00	$1,084.30	$1,019.21	$ 6.25	$ 6.06	1.19%
Global Infrastructure Fund	Class A	$1,000.00	$1,036.40	$1,018.96	$ 6.36	$ 6.31	1.24%
	Institutional Class	$1,000.00	$1,037.40	$1,020.22	$ 5.08	$ 5.04	0.99%
International Real Estate Equity Fund	Class A	$1,000.00	$ 992.80	$1,017.04	$ 8.14	$ 8.24	1.62%
	Institutional Class	$1,000.00	$ 993.70	$1,018.30	$ 6.88	$ 6.97	1.37%

2021 Annual Report	147

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, May 1, 2021	Actual Ending Account Value, October 31, 2021	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[12]	Annualized Expense Ratio**
International Small Cap Fund	Class A	$1,000.00	$1,134.90	$1,018.45	$ 7.21	$ 6.82	1.34%
	Class C	$1,000.00	$1,131.10	$1,015.17	$10.69	$10.11	1.99%
	Class R	$1,000.00	$1,133.30	$1,017.09	$ 8.66	$ 8.19	1.61%
	Institutional Class	$1,000.00	$1,137.00	$1,020.22	$ 5.33	$ 5.04	0.99%
Realty Income & Growth Fund	Class A	$1,000.00	$1,120.90	$1,018.90	$ 6.68	$ 6.36	1.25%
	Institutional Class	$1,000.00	$1,122.60	$1,020.16	$ 5.35	$ 5.09	1.00%
U.S. Small Cap Equity Fund	Class A	$1,000.00	$1,123.80	$1,018.45	$ 7.17	$ 6.82	1.34%
	Class C	$1,000.00	$1,119.90	$1,015.17	$10.63	$10.11	1.99%
	Class R	$1,000.00	$1,121.90	$1,016.84	$ 8.88	$ 8.44	1.66%
	Institutional Service Class	$1,000.00	$1,125.00	$1,019.61	$ 5.95	$ 5.65	1.11%
	Institutional Class	$1,000.00	$1,125.70	$1,020.22	$ 5.30	$ 5.04	0.99%
U.S. Sustainable Leaders Fund	Class A	$1,000.00	$1,132.00	$1,019.21	$ 6.39	$ 6.06	1.19%
	Class C	$1,000.00	$1,126.80	$1,015.53	$10.29	$ 9.75	1.92%
	Institutional Service Class	$1,000.00	$1,133.00	$1,020.37	$ 5.16	$ 4.89	0.96%
	Institutional Class	$1,000.00	$1,134.10	$1,020.67	$ 4.84	$ 4.58	0.90%
U.S. Sustainable Leaders Smaller Companies Fund	Class A	$1,000.00	$1,149.20	$1,019.11	$ 6.55	$ 6.16	1.21%
	Class C	$1,000.00	$1,143.90	$1,015.63	$10.27	$ 9.65	1.90%
	Class R	$1,000.00	$1,146.60	$1,017.34	$ 8.44	$ 7.93	1.56%
	Institutional Service Class	$1,000.00	$1,149.60	$1,019.86	$ 5.74	$ 5.40	1.06%
	Institutional Class	$1,000.00	$1,150.80	$1,020.67	$ 4.88	$ 4.58	0.90%

**	The expense ratio presented represents a six-month, annualized ratio.
1	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

2	Represents the hypothetical 5% return before expenses.

148	2021 Annual Report

Supplemental Information (Unaudited)

Board of Trustees' Consideration of Advisory and Sub-Advisory Agreements

At a regularly scheduled quarterly meeting (the "Quarterly Meeting") of the Board of Trustees (the "Board or the "Trustees") of the Aberdeen Funds (the "Trust") held on June 16, 2021, the Board, including a majority of the Trustees who are not considered to be "interested persons" of the Trust (the "Independent Trustees") under the Investment Company Act of 1940, as amended (the "1940 Act"), approved for an annual period the continuation of the Trust's advisory agreement (the "Advisory Agreement") with Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.) ("ASII") and the applicable sub-advisory agreements (each a "Sub-Advisory Agreement," and collectively with the Advisory Agreement, the "Agreements") between: (i) ASII and Aberdeen Standard Investments (Asia) Limited (formerly, Aberdeen Asset Management Asia Limited) ("ASIAL") and (ii) ASII and Aberdeen Asset Managers Limited ("AAML") (each a "Sub-Adviser," and collectively, the "Sub-Advisers") for each of the following series of the Trust: Aberdeen China A Share Equity Fund, Aberdeen Dynamic Dividend Fund, Aberdeen Emerging Markets Fund, Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen Focused U.S. Equity Fund), Aberdeen Global Equity Fund, Aberdeen Global Infrastructure Fund, Aberdeen Emerging Markets Sustainable Leaders Fund (formerly, Aberdeen International Equity Fund), Aberdeen International Small Cap Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen U.S. Sustainable Leaders Fund (formerly, Aberdeen U.S. Multi-Cap Equity Fund), and Aberdeen U.S. Small Cap Equity Fund (each a "Fund," and collectively the "Funds"). Pursuant to relief granted by the U.S. Securities and Exchange Commission (the "SEC") in light of the COVID-19 pandemic (the "Order") and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the Quarterly Meeting was held via videoconference. In addition, the Independent Trustees held a separate telephonic meeting on June 9, 2021 (together with the Quarterly Meeting held on June 16, 2021, the "Meetings") to review the materials provided and the relevant legal considerations. ASIAL and AAML are affiliates of ASII. ASII and the Sub-Advisers are sometimes referred to collectively as the "Advisers."

In connection with their consideration of whether to approve the continuation of the Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally included, among other items: (i) information on the Funds' advisory fees and other expenses, including information comparing each Fund's expenses to those of a peer group of funds and information about any applicable expense limitations and fee "breakpoints"; (ii) a report prepared by the Advisers in response to a request submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees; (iii) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks; (iv) information about the profitability of the Agreements to the Advisers; and (v) a memorandum from the Independent Trustees' independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law.

The Board, including the Independent Trustees, also considered other matters such as: (i) each Fund's investment objective and strategies; (ii) the procedures employed to determine the value of the Funds' assets; (iii) the Advisers' investment personnel and operations; (iv) the Advisers' financial results and financial condition; (v) arrangements relating to the distribution of the Funds' shares and the related costs; (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vii) the allocation of the Funds' brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services; and (viii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by ASII's affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from ASII and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information relating to the services provided by the Advisers, including detailed information about each Fund's investment performance. This information generally included, among other things, third-party performance rankings for various periods (including, as applicable, periods prior to the Advisers' management of the Funds) comparing each Fund against its respective peer group, total return information for the Funds for various periods, and details of sales and redemptions of Fund shares for the period. The Board also received periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with their independent legal counsel regarding consideration of the continuation of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by ASII and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by ASII and its affiliates. The Board considered the Advisers' risk management processes. The Board also considered the background and experience of the Advisers' senior

2021 Annual Report	149

Supplemental Information (Unaudited) (continued)

management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. ASII's role in coordinating the activities of the Trust's other service providers was also considered. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by ASII to the Funds, but also the administrative services provided by ASII to the Funds under a separate administration agreement. The Trustees also took into account the Advisers' investment experience. The Board also considered that it receives information on a regular basis from the Trust's Chief Compliance Officer regarding the Advisers' compliance policies and procedures. The Board was also mindful of the Advisers' focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management's duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the continuation of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received and reviewed with management, among other performance data, information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups of funds and each Fund's performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by ASII and its affiliates to the extent available. The Trustees reviewed and considered the Funds that had changed their investment strategies during the year and that certain of the Funds had changed their respective performance benchmarks to better reflect the respective Fund's investment strategy. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics.

The Trustees also considered ASII's and the Sub-Advisers' performance and reputation generally, the performance of the fund family generally, the historical responsiveness of ASII to Trustee concerns about performance, and the willingness of ASII and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered, as applicable, the performance of the Advisers since they commenced management of the Funds.

Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds.

The Board noted that it would continue to monitor the Funds' performance and any actions taken by ASII and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided by an independent third party) of each Fund's net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by ASII to any separately managed accounts with a similar strategy. In reviewing the comparison of each Fund's net management fee to that of comparable funds, the Board noted that the fee for the Funds includes both advisory and administrative fees. In evaluating the Funds' advisory fees, the Trustees considered the demands, complexity and quality of the investment management of the Funds. In considering the fees charged by ASII to any comparable accounts, the Trustees also considered, among other things, management's discussion of the different investment restrictions, objectives or policies that may be involved in managing accounts of different types.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would not be paid by the Funds, but would be paid by ASII out of its advisory fee. The Board also considered that ASII had entered into or renewed expense limitation agreements with each of the Funds, pursuant to which ASII agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund's total annual operating expenses for a period of time. The Trustees also noted that ASII had agreed to reduce the advisory fees payable by certain Funds during the year.

The Trustees also considered the compensation ASII and its affiliates received, directly and indirectly, from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of ASII and its affiliates' relationships with the Funds, including the engagement of affiliates of ASII to provide administrative and distribution services to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the expense levels of the Funds, the performance of the Funds, court cases regarding adviser profitability, and whether ASII had implemented breakpoints and expense limitations with respect to the Funds. The Trustees also examined the profitability of ASII and its affiliates on a Fund-by-Fund basis.

After reviewing these and related factors, including taking into account management's discussion regarding Fund expenses, the Board concluded that the advisory fees, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of ASII and its affiliates from their relationships with the Funds were reasonable and supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by ASII and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense

150	2021 Annual Report	151

Supplemental Information (Unaudited) (concluded)

waivers or limitations. The Trustees noted that each of the Funds was subject to a contractual expense limitation agreement and considered that certain Funds were subject to breakpoints in their investment advisory fees. The Board noted management's discussion of the Funds' advisory fee structure. The Board also considered how the Funds' potential future growth and increased size would have an effect on fees, noting that if a Fund's assets increase over time, the Fund may realize other economies of scale if assets increase at a proportionally higher rate than the increase in certain expenses. The Trustees also took note of the costs of the services provided and the profitability to ASII and its affiliates from their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Board concluded that the advisory fees, and as applicable, sub-advisory fees were reasonable and supported the continuation of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	whether the Funds have operated in accordance with their investment objectives as well as the Funds' record of compliance with their investment restrictions, and the compliance programs of the Trust and ASII. The Trustees also considered the compliance-related resources ASII and its affiliates were providing to the Funds.

•	so-called "fallout benefits" to ASII, such as the benefits of research made available to ASII by reason of brokerage commissions generated by the Funds' securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the nature, quality, cost and extent of administrative services performed by ASII under the Advisory Agreement and under a separate agreement covering administrative services.

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

*    *     *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period. Pursuant to the SEC Order, the Board determined that the Trustees, including the Independent Trustees, voting separately, would ratify their approval at the next in-person Board meeting.

2021 Annual Report	151

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the "Liquidity Program") consistent with the requirements of Rule 22e-4 under the 1940 Act (the "Liquidity Rule"). "Liquidity Risk" is defined as the risk that a fund could not meet redemption requests "without significant dilution of remaining investors' interests in the fund." Aberdeen Standard Investments Inc., the investment adviser and administrator to the Funds, has been approved and designated by the Board of Trustees (the "Board") as the administrator of the Liquidity Program (the "Administrator") and has retained a third party to perform certain functions, including liquidity analytics and providing market data. The Administrator has formed a Liquidity Risk Management Committee (the "Committee") to help implement and carry out the day-to-day operations of the Liquidity Program.

As required by the Liquidity Rule, at a meeting on March 17, 2021, the Board received a written annual report on the operation and effectiveness of the Liquidity Program for the period from February 1, 2020 to January 31, 2021 (the "Reporting Period"). The annual report provided, among other items, an overview of the Liquidity Program including:

•	information regarding the Committee and the monthly discussions by the Committee of various items including, but not limited to, the following:

º	Review and analysis of appropriate liquidity categories for portfolio investments

º	Review of highly liquid investment minimum ("HLIM") and reasonably anticipated trading sizes ("RATS")

º	Review of current and upcoming market events, such as market closures, that may impact liquidity

º	Review of large shareholder concentrations that may impact liquidity in the event of redemption monthly liquidity reports being provided to portfolio managers

•	the monitoring and classification of portfolio holdings in four liquidity categories (including the operation of the HLIM and any breaches); and

•	enhancements to the Liquidity Program during the Reporting Period, which included:

º	evaluation and change in the HLIM of Aberdeen Emerging Market Debt fund and the Global High Income Fund due to the nature of the portfolios strategy

The annual report concluded that the Liquidity Program was reasonably designed to assess and manage the Funds' Liquidity Risk pursuant to the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives under all circumstances in the future. Please refer to your Fund's Prospectus and Statement of Additional Information for more information regarding the risks of investing in a Fund, including a Fund's exposure to liquidity risk and other risks to which the Funds may be subject.

152	2021 Annual Report

Management of the Funds (Unaudited)

As of October 31, 2021

The names, years of birth and business addresses of the trustees and officers of the Funds as of October 31, 2021, their principal occupations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are provided in the tables below. Trustees that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds or the Funds' investment advisers are included in the table below under the heading "Interested Trustees." Trustees who are not interested persons, as described above, are referred to in the table below under the heading "Independent Trustees." Aberdeen Standard Investments, Inc. ("ASII"), its parent company abrdn plc, and its advisory affiliates are collectively referred to as "abrdn" in the tables below.

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Independent Trustees
Radhika Ajmera**** Year of Birth: 1964	Trustee since 2020	Ms. Ajmera was appointed Chair of Aberdeen Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent non-executive director of Aberdeen Asia-Pacific Income Investment Co Ltd since 2015. She is also an independent non-executive director of Aberdeen Funds since 2020 and Aberdeen Global Income Fund Inc, Aberdeen Asia-Pacific Income Fund Inc and Aberdeen Australia Equity Fund Inc since 2021. She has over 20 years' experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms Ajmera is a graduate of the London School of Economics.	21	None.
P. Gerald Malone**** Year of Birth: 1950	Trustee since 2007 Chairman of the Board	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997	26	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.
Neville J. Miles**** Year of Birth: 1946	Trustee since 2011	Mr. Miles is a non-executive director of a number of Australian and overseas companies and serves as Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment).	20	None.
Rahn K. Porter**** Year of Birth: 1954	Trustee since 2016	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	19	Director of CenturyLink Investment Management Company since 2006, Director of BlackRidge Financial Inc. from 2004 to 2019.

2021 Annual Report	153

Management of the Funds (Unaudited) (continued)

As of October 31, 2021

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Steven N. Rappaport**** Year of Birth: 1948	Trustee since 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	18	Director of iCAD, Inc. (a surgical and Medical instruments and apparatus company) from 2006 to 2018; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005; and Director of Credit Suisse NEXT Fund since 2013; and Director of Credit Suisse Park View Fund until 2016.
Warren C. Smith**** Year of Birth: 1955	Trustee since 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993	17	None.
Interested Trustees
Stephen Bird Year of Birth: 1967	Trustee since 2021	Mr. Bird joined the Board of SLA plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel	26	10

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	As of October 31, 2021, the Fund Complex consists of: Aberdeen Income Credit Strategies Fund, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Investment Funds (which consists of 3 portfolios), Aberdeen Funds (which consists of 17 portfolios) and abdrn ETFs (which consists of 3 portfolios)..
***	Directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act..
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Bird is considered to be an "interested person" of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

154	2021 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2021

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	President and Chief Executive Officer (Since September 2014)	Currently Chairman (2018-present), Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018).
Joseph Andolina** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer (Since March 2017)	Currently, Chief Risk Officer – Americas and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII's Legal Department, where he served as U.S. Counsel since 2012.
Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Director, Product Management for ASII. Ms. Melia joined ASII in September 2009.
Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Director, Product Governance for ASII. Ms. Kennedy joined ASII in 2005.
Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Head of Product Management and Governance for ASII since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for ASII. She joined ASII as U.S. Counsel in July 2007.
Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Director, Vice President and Head of Product & Client Solutions – Americas for ASII, overseeing Product Management & Governance , Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of ASII and joined ASI in 2000.
Hugh Young** abrdn Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Chairman of abrdn Asia Limited (since 1991). Mr. Young joined abrdn in 1991.

2021 Annual Report	155

Management of the Funds (Unaudited) (continued)

As of October 31, 2021

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1972	Vice President (Since March 2019)	Currently, Global Head of Public Markets, Equities for abrdn. Mr. Kaloo joined abrdn in 2000 as part of the Asian equities team in Singapore.
Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1968	Vice President (Since March 2019)	Currently, Deputy Head of Global Emerging Markets Equity Team at abrdn. Ms. Irvine joined the company in 1996 in a group development role.
Josh Duitz** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President (Since March 2019)	Currently, Deputy Head of the Global Equities Team, Mr. Duitz is responsible for managing Aberdeen Global Infrastructure Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Dynamic Dividend Fund and the Aberdeen Dynamic Dividend Fund (AIFRX, ASGI, AOD,AGD and ADVDX). He joined ASII in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager. Previously, Mr. Duitz worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, he worked for Arthur Andersen where he was a senior auditor.
Svitlana Gubriy** abrdn 6 St Andrew Square Edinburgh EH2 2BD Year of Birth: 1972	Vice President (Since March 2019)	Currently, Head of Listed Funds – Real Estate Global Investment Strategy at abrdn. Ms. Gubriy joined abrdn in 2005.
Ben Moser** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since September 2018)	Currently, Head of Investor Services – US. Mr. Moser joined ASII in July 2008.
Chris Demetriou** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President (Since December 2020)	Currently, Chief Executive Officer – UK, EMEA and Americas, Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.

156	2021 Annual Report

Management of the Funds (Unaudited) (concluded)

As of October 31, 2021

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Jim O'Connor** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President (Since December 2020)	Currently, Chief Operating Officer – Americas for ASII. Mr. O'Connor joined ASII as US Counsel in 2010 as U.S. Counsel
Andrew Kim** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Senior Product Manager. Mr. Kim joined ASII in August 2013.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	As of October 31, 2021, Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Mr. Young, Ms. Sitar, Mr. Andolina, Mr. Kaloo, Ms. Irvine, Mr. Duitz, Ms. Gubriy, Mr. Moser, Mr. Demetriou, Mr. O'Connor and Mr. Kim hold officer position(s) in one or more funds which are part of the Fund Complex.

During the year the Independent Trustees of the Trust engaged Mr. Martin Gilbert as an advisory consultant to provide ongoing insight into the asset management industry given his long standing experience in both this sector and the closed end funds arena. The position was not remunerated, although travel and expenses were reimbursed across all the funds related to the consultancy. Effective December 15, 2021 the consultant agreement was terminated by mutual agreement of the parties.

Further information about the Fund's Trustees and Officers is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.

2021 Annual Report	157

Management Information

Trustees

Radhika Ajmera

Stephen Bird

P. Gerald Malone, Chairman

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Warren C. Smith

Investment Adviser

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Fund Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1900 Market Street, Suite 200

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 aberdeen-asset.us AOE-0140-AR

Aberdeen Funds
Fixed Income and Multi-Asset Series

Annual Report

October 31, 2021

Fixed Income Funds

Aberdeen Emerging Markets Debt Fund

Class A – AKFAX ◼ Class C – AKFCX ◼ Class R – AKFRX ◼ Institutional Class – AKFIX ◼ Institutional Service Class – AKFSX

Aberdeen Intermediate Municipal Income Fund

Class A – NTFAX ◼ Class C – GTICX ◼ Institutional Class – ABEIX ◼ Institutional Service Class – ABESX

Aberdeen Short Duration High Yield Municipal Fund

Class A – AAHMX ◼ Class C – ACHMX ◼ Institutional Class – AHYMX

Aberdeen Ultra Short Municipal Income Fund

Class A – ATOAX ◼ Class A1 – ATOBX ◼ Institutional Class – ATOIX

Multi-Asset Funds

Aberdeen Global Absolute Return Strategies Fund

Class A – CUGAX ◼ Class C – CGBCX ◼ Institutional Class – AGCIX ◼ Institutional Service Class – CGFIX

Table of Contents

Market Review	Page 1
Aberdeen Emerging Markets Debt Fund	Page 3
Aberdeen Global Absolute Return Strategies Fund	Page 12
Aberdeen Intermediate Municipal Income Fund	Page 27
Aberdeen Short Duration High Yield Municipal Fund	Page 34
Aberdeen Ultra Short Municipal Income Fund	Page 49
Financial Statements	Page 58
Notes to Financial Statements	Page 76
Report of Independent Registered Public Accounting Firm	Page 99
Other Tax Information	Page 100
Shareholder Expense Examples	Page 101
Supplemental Information	Page 102
Liquidity Risk Management Program	Page 105
Management of the Funds	Page 106

Investors should carefully consider a fund's investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.abrdn.com/en-us/us/investor/fund-centre#literature. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (ASII) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a "Fund" and collectively, the "Funds") is included in the Funds' semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds' Form N-PORT filings are available on the Commission's website at http://www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders on upon request without charge by calling 1-866-667-9231.

Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds' Statement of Additional Information, which is available on the Funds' website at https://www.abrdn.com/en-us/us/investor/fund-centre#literature and on the Commission's website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission's website at www.sec.gov.

abrdn
abrdn plc, formerly known as Standard Life Aberdeen plc, was renamed on September 27, 2021. In connection with this re-branding, the entities within abrdn plc group, including investment advisory entities, have been or will be renamed in the near future. In addition, the fund names are anticipated to be re-branded over the next year.

Market Review

Global financial markets mainly recorded positive returns despite bouts of significant volatility over the 12-month period ended October 31, 2021. Global developed-market equities, as represented by the MSCI AC World Index,1 returned 37.3% for the period. Supportive monetary and fiscal policies were prevalent over the period. The U.S. Federal Reserve (Fed) maintained the federal funds rate at near 0% throughout the reporting period, while providing support through its bond-buying program. Elsewhere, the European Central Bank ramped up its original €1.35 trillion (US$1.57 trillion) stimulus plan to €1.85 trillion (US$2.15 trillion) in December 2020. The U.S. Congress passed two additional stimulus packages during the reporting period, with a cumulative total of roughly $2.8 trillion. In August 2021, the U.S. Senate passed the $1 trillion infrastructure deal.

At the beginning of the reporting period in November 2020, news of three major COVID-19 vaccines buoyed investor sentiment. This persisted through to the end of 2020 due to the launch of vaccination programs, the approval of stimulus packages, and the UK and the European Union reaching a Brexit trade deal.

Momentum stalled in January and February 2021, as global bond markets experienced a significant selloff, spurring worries that this could impact the fragile global recovery. The downturn in bond markets also had a negative impact on equities. However, stock markets resumed their upward momentum, driven by economic optimism, vaccine rollouts, central banks' continued accommodative monetary policies, and a strong corporate earnings reporting season. The MSCI AC World Index reached a record high in August 2021, but sold off in September amid investors' growing concerns over inflation and possible interest-rate hikes from central banks. Uneasiness about the global economy led to a selloff across most equity markets across the globe. In October 2021, upbeat company results, along with comments that demand remained strong, eased investors' concerns about stagflation,* supply-chain pressures, spiraling energy prices and higher interest rates.

Emerging-market (EM) equities posted notable gains over the reporting period, with the exception of China. The MSCI Emerging Markets Index2 returned 17.0% for the period. Stock prices initially rallied on investors' optimism regarding the COVID-19 vaccine rollout, which allowed the reopening of economies worldwide. Upbeat corporate earnings, driven by an e-commerce boom, a multi-year technology upgrading cycle and pent-up infrastructure demand also bolstered investor sentiment. Increasing adoption of climate-change goals by governments globally also fueled interest in clean-energy themes. These positive factors outweighed investors' concerns over supply-chain disruptions caused by a shortage of semiconductors, shipping gridlocks, and an energy crunch. However, the spread of the more contagious Delta variant of coronavirus capped the stock market gains in some EM economies due to their relatively slower vaccine rollouts.

In the global fixed-income markets, government bond prices moved lower during the reporting period, with the ICE bank of America (BofA) Global Government Index3 returning –2.5%. Lockdown restrictions heightened investors' fears of a deep recession, with the "risk-off" environment boosting government bond prices as investors fled to their perceived safety. However, rising optimism about vaccines and concerns that an economic recovery would fuel sharp rises in inflation led to a drop in government bond prices. Bond prices continued to decline later in the reporting period as expectations of a withdrawal of support from central banks globally, along with inflation fears, triggered a selloff. Corporate bonds, as measured by the ICE BofA Corporate Index, returned 2.1% for the reporting period as government monetary and fiscal stimuli measures and rising investor optimism helped bolster the corporate fixed-income markets. However, corporate bond prices subsequently fell modestly as investors' fears of forthcoming central bank action increased. The global high-yield fixed income market, as represented by the ICE BofA Global High Yield Constrained Index,4 performed well over the reporting period, returning 8.9%, as the COVID-19 vaccine rollout and resulting economic reopening and reflation narrative bolstered risk assets throughout the first half of 2021. However, the high-yield market's performance was tempered towards the end of the summer of 2021, as it became increasingly evident that supply-side pressures were building, perhaps unsurprisingly after entire economies and industries had been shut down and were reopening.

The global real estate market performed relatively well during the reporting period. The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex U.S. Index5 and the FTSE EPRA NAREIT U.S. Index6 returned 23.4% and 53.5%, respectively, over the period. Real estate investment trusts (REITs) typically are more resistant to inflationary pressures due to the ability to raise rents, offset the impact of rising interest rates. While the overall performance of the REIT market was very robust during the reporting period, there was a wide disparity in returns. Those sectors that had materially underperformed in 2020 because their tenants were at the epicenter of the COVID-19-induced lockdowns (i.e., retail and urban apartments), posted extremely strong gains as economic activity rebounded and investors sought value-oriented sectors exposed to the reopening. Meanwhile, those "safe-haven" sectors where cash flows held up during the pandemic but were trading at elevated price/earnings multiples,7 such as data centers and cell towers, underperformed as investors rotated into more value-oriented sectors. Additionally, as the reporting period progressed, the industrial and storage sectors, which had garnered accelerating earnings growth and true pricing power in the form of rising rents, also were strong outperformers.

Outlook

When bond yields rally, investors tend to take profits and sell highly valued companies. Time will tell whether this proves shortsighted this time around. From our conversations with various industry participants, it appears that some of the supply bottlenecks emanating from manufacturing hubs such as Vietnam, Thailand and Malaysia are now easing. Some raw material costs, noticeably metals, are also decreasing. This is due to a mix of government price caps and a slowdown in demand. It is worth noting that China's manufacturing

2021 Annual Report	1

Market Review (concluded)

purchasing managers' index for September recorded a reading of 49.6, a marginal contraction from the previous month.

From our perspective, the most recent corporate earnings reports generally were positive, indicating that most companies have been successful in passing through higher costs. While this is a positive factor for fixed-income securities in the short term, we think that it is emblematic of the inflationary environment that currently exists. Over the longer term, if inflation remains high, central banks globally most likely will need to act more decisively, risking a slowdown in global economic growth. Therefore, we think that the market may be especially sensitive to economic data over the next several months as investors look to divine the direction of inflation and growth, while simultaneously gauging the reaction function of central bankers. Overall, we believe that the credit fundamentals of the market are solid, and we anticipate that companies will be well-positioned to weather modestly slower growth, keeping default rates relatively low.

In the U.S. and Western Europe, we are waiting to see the effect of the withdrawal of government support schemes on labor participation. These factors suggest that, as we head towards the end of the year, pressure on the supply chain could start to moderate. Overall, we think that the performance of equity markets may be tempered by gradual monetary policy normalization and the potential impact of increased taxation.

abrdn

1	The MSCI AC World Index is an unmanaged index considered representative of stock markets of developed and emerging markets. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries.
3	The ICE BofA Global Government Index tracks the performance of investment-grade sovereign debt publicly issued and denominated in the issuer's own domestic market and currency.
4	The ICE BofA Global High Yield Constrained Index tracks the performance of U.S. dollar-, Canadian dollar-, British pound- and euro-denominated below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets.
5	The FTSE EPRA/NAREIT Global ex U.S. Index is an unmanaged index considered representative of real estate companies and REITs outside the U.S.
6	The FTSE EPRA NAREIT U.S. Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs.
7	A price/earnings multiple is calculated by dividing the current market price of a stock by the earnings per share. Price/earnings multiples often are used to compare companies in the same industry, or to assess the historical performance of an individual company.

COVID-19

Beginning in the first quarter of 2020, the illness caused by a novel coronavirus, COVID-19, has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

2	2021 Annual Report

Aberdeen Emerging Markets Debt Fund (Unaudited)

Aberdeen Emerging Markets Debt Fund (Institutional Class shares net of fees) returned 4.32% for the 12-month reporting period ended October 31, 2021, versus the 4.41% return of its benchmark, the J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index, during the same period.

Emerging-market (EM) debt garnered positive returns the reporting period, but with considerable divergence by country. On a global basis, hard-currency bonds outperformed local-currency issues due primarily to idiosyncratic currency weakness in certain EM countries.

Although the market saw increased volatility at the beginning of the reporting period, momentum quickly turned positive on news of multiple successful COVID-19 vaccine trials and the enactment of a new $900 billion stimulus bill in the U.S. These factors supported EMs, even as a second wave of COVID-19 infections continued to surge and many countries reinstated lockdown measures. This strong momentum fizzled out at the beginning of 2021 amid increased economic uncertainty and vaccine rollout challenges. However, risk asset prices began to climb again in February 2021, driven by higher commodity prices, stronger inflation prospects, positive investor sentiment regarding the vaccines, and the enactment of a US$1.9 trillion COVID-19 fiscal relief package.

Despite the spread of the more transmissible Delta variant of COVID-19, investor risk sentiment continued to improve in the second half of the reporting period, as strong vaccination progress – particularly in developed countries – led to economic reopenings and increased optimism for a global economic recovery. In the final four months of the period, U.S. Treasury yields experienced volatility due to reduced U.S. Treasury issuance and tapering comments from U.S. Federal Reserve (Fed) Chair Jerome Powell. In September 2021, the Fed announced it would begin to slow the pace of its purchases of U.S. agency mortgage-backed securities (MBS) and U.S. Treasury securities, which it projected to end in mid-2022. In October 2021, higher inflation expectations led the market to price in a faster onset of monetary tightening, with the 10-year U.S. Treasury note yield ending the period at 1.55% – up 67 basis points from the same period-end in 2020. Oil prices also were volatile, with the Brent crude oil price rising 125% over the reporting period, ending the period at US$84.38 per barrel. Investors' optimism regarding the vaccines, widespread supply disruption and falling inventories combined to support the higher oil price.

The Fund modestly underperformed its benchmark, the J.P. Morgan EMBI Global Diversified Index, over the reporting period. Overall, currency exposure and sector allocation detracted from Fund performance, while country and credit allocation were positive contributors. Security selection had no significant impact on Fund performance.

The largest detractor from Fund performance for the reporting period was the overweight position, sector allocation and currency exposure in Brazil. Other notable detractors included the exposure to the euro and an underweight position and currency exposure in Turkey. An underweight position in Oman, the lack of exposure to Sri Lanka, an overweight position in Argentina, sector allocation in Mexico and Russia, and credit allocation in China also weighed on performance.

The Fund also employed foreign exchange forwards2 during the reporting period to hedge its exposure to changes in the value of its holdings due to movements in currency exchange rates. Due to the depreciation of several EM currencies versus the U.S. dollar, including the Brazilian real, Mexican peso, Turkish lira and South African rand, the Fund recorded a loss on its forward currency contracts over the reporting period.

Conversely, the exposure to Africa, overweight allocations to Angola, Ivory Coast and Tunisia, and a position in Benin, which is not a constituent of the benchmark index, bolstered Fund performance for the reporting period. Security selection in South Africa and sector allocations to South Africa, Ivory Coast and Egypt also enhanced Fund performance. Other contributors to performance included an underweight position in Colombia and exposure to the Colombian peso and Russian ruble, along with sector allocation in Uruguay. Finally, Fund performance benefited from underweight positions in Panama and Peru, overweight allocations to Ukraine and Iraq, a holding in the Bahamas, which is not represented in the benchmark index, and a lack of exposure to the Philippines.

In the first half of the reporting period, we initiated holdings in eurobonds in Ivory Coast, Iraq and Belarus, and Turkish hard-currency U.S. dollar-denominated bonds. We also participated in a new issue from Uzbekistan, which we funded by selling the Fund's holdings in Indonesian bonds, and a euro-denominated new issue from Benin, with positions in both tranches 2032 and 2052, as well as hard-currency new issues from the Dominican Republic, Oman and Ghana. We increased the Fund's overweight allocation to Iraq and added positions in Senegal and Gabon. We increased the Fund's risk in Belarus and added to the position in the Dominican Republic following a selloff in that market. We reduced the Fund's exposure to Mexico, Mozambique, El Salvador and Qatar, sold the Eurobond position in Albania, and switched into longer-dated bonds in Romania. We also reduced the positions in Belarus, Ghana, Argentina, Ivory Coast and Pakistan. Elsewhere, we trimmed the Fund's exposure to Ecuador to neutral relative to the benchmark given the increased election risks in that country.

During the second half of the reporting period, we took part in several new issues, including Georgia, which we funded by selling the Fund's holdings in a Barbados 2029 bond, a 10-year bond from Rwanda, and a shorter-duration1 position in Nigeria. We increased the Fund's positions in Angola, Jordan, Guatemala and Romania, and added exposure to Pakistan, Ivory Coast, Bahrain, Qatar, Uzbekistan and Tunisia as we believed that these countries had improving

1	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
2	A foreign exchange forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.

2021 Annual Report	3

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

macroeconomic outlooks. We decreased the Fund's exposure to Paraguay, Belize and El Salvador, carried out several sales to cover fund outflows, including positions in South Africa and Egypt, and took profits from the Fund's position in long-dated Argentine bonds

In the local currency space, we increased the Fund's holdings in Brazilian bonds and reduced the position in Indonesia due to our fiscal concerns. We had anticipated that the Indonesian rupiah would depreciate, given the likelihood of limited central bank intervention at that stage. We also added to the Fund's exposure to Uruguayan local currency bonds and unhedged the exposure to the Brazilian real. We reduced the Fund's positions in Colombia, increased the exposure to South Africa, and shortened the duration in Russia. In the second half of the reporting period, we reduced the Fund's duration by switching from Brazilian 2031 bonds to 2027 bonds, took part in what we felt was an attractively priced new issue from Uruguay, and reduced the exposure to the South African rand.

In the corporate space, we took part in several new issues, including state-owned oil company Petroleos del Peru; Chinese real estate developers Country Garden Holdings Co. Ltd., and Shimao; and OQ SAOC (OQ), the national petroleum investment company of Oman. We also took part in a quasi-sovereign issue from Georgian Railway (GRAIL) after we tendered an older GRAIL bond, and reduced the Fund's position in Colombia's state-owned oil company, Ecopetrol SA, on a relative value basis. We also added to the Fund's position in Pemex, Mexico's state-owned oil company, and carried out an extension trade in oil company Tengizchevroil LLP in Kazakhstan, as we believed that the yield curve in that market looked fairly steep. Toward the end of the reporting period, we exited the Fund's position in Country Garden Holdings to reduce risk and raised cash by selling positions in Investment Corporation of Dubai, OQ and GRAIL.

Despite growth trajectories being dampened by a slowdown in Chinese economic growth and softer-than-expected global growth in the second half of 2021, real GDP in many EMs surprised to the upside this year. This helped fuel inflation pressures, mainly across Europe and Latin America, where economic reopenings gathered pace, with central banks starting to reduce monetary stimulus more than developed-market policymakers. As we approach the end of 2021, we expect EMs to continue to benefit from the persistence of accommodative fiscal policy, while financing needs should remain contained as better-than-expected growth in the first half of the year has led to robust revenue growth; the recent International Monetary Fund (IMF) Special Drawing Rights allocation has also boosted reserves.

As we move into 2022, we believe that tighter fiscal and monetary policies will result in a slowdown in economic activity compared to 2021, while local management of the COVID-19 pandemic and political developments will prove to be differentiating factors. Growth in Asia is expected to accelerate compared to 2021, as COVID-19 headwinds have kept the region closed to international travel and also resulted in global supply-chain disruptions. We believe that the risks to our outlook remain a hawkish Fed leading to rising U.S. Treasury yields and sustained U.S.-dollar strength, while a more pronounced economic slowdown in China – potentially driven by worsening conditions in the property sector – would weigh on commodity prices and weaken investor sentiment. Finally, vaccine inefficacy against new COVID-19 variants, which affects economic reopenings and engenders social unrest, also remains a risk to our outlook.

Portfolio Management:

Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 3.00% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Please read the prospectus for more detailed information regarding these and other risks.

4	2021 Annual Report

Aberdeen Emerging Markets Debt Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2021)		1 Yr.	5Yr.	Inception[1]
Class A	w/o SC	3.96%	2.85%	2.70%
	w/SC2	0.80%	2.23%	2.35%

Class C	w/o SC	3.54%	2.25%	2.03%
	w/SC3	2.54%	2.25%	2.03%

Class R4	w/o SC	3.74%	2.58%	2.44%

Institutional Service Class[4]	w/o SC	4.25%	3.21%	3.02%

Institutional Class[4]	w/o SC	4.32%	3.23%	3.02%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund commenced operations on November 1, 2012.
2	A 3.00% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $1,000,000* Investment (as of October 31, 2021)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding. The index consists of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities issued in emerging markets countries.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2021 Annual Report	5

Aberdeen Emerging Markets Debt Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Government Bonds	73.7%
Corporate Bonds	21.2%
Short-Term Investment	5.1%
Warrants	–%
Liabilities in Excess of Other Assets	–%
100.0%

Amounts listed as "–" are 0% or round to 0%.

The following chart summarizes the composition of the Fund's portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2021, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	5.5%
Electric Utilities	2.6%
Commercial Banks	2.3%
Real Estate	1.7%
Transportation	1.3%
Chemicals	1.3%
Energy Equipment & Services	1.2%
Diversified Financial Services	0.8%
Diversified Telecommunication Services	0.7%
Real Estate Investment Trust (REIT) Funds	0.6%
Other	82.0%
100.0%

Top Holdings*
Russian Federal Bond – OFZ 09/16/2026	3.3%
Qatar Government International Bond 03/14/2049	2.9%
Brazil Notas do Tesouro Nacional Series F 01/01/2027	2.5%
Saudi Government International Bond 04/17/2049	2.4%
Brazil Notas do Tesouro Nacional, Series B 08/15/2024	2.3%
Ukraine Government International Bond 05/31/2040	2.0%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 01/25/2049	1.8%
Bahamas Government International Bond 11/21/2028	1.7%
Dominican Republic International Bond 01/27/2045	1.7%
Argentine Republic Government International Bond, VRN 07/09/2030	1.6%
Other	77.8%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Qatar	6.0%
Brazil	5.4%
United States	5.1%
Mexico	4.9%
Egypt	4.3%
Ukraine	4.1%
United Arab Emirates	3.3%
Russia	3.3%
Dominican Republic	3.2%
Indonesia	3.2%
Other	57.2%
100.0%

6	2021 Annual Report

Statement of Investments

October 31, 2021
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (21.2%)
CHINA (1.7%)
Investment Companies (0.5%)
Huarong Finance 2019 Co. Ltd. (USD), 2.13%, 09/30/2023 (a)	$ 215,000	$ 201,969
Real Estate (1.2%)
Agile Group Holdings Ltd. (USD), 5.50%, 05/17/2026 (a)	200,000	154,881
Shimao Group Holdings Ltd. (USD), 6.13%, 02/21/2024 (a)	200,000	189,250
Sunac China Holdings Ltd. (USD), 6.50%, 01/26/2026 (a)	200,000	141,970
		486,101
		688,070
COLOMBIA (0.5%)
Commercial Banks (0.5%)
Bancolombia SA, (fixed rate to 10/18/2022, variable rate thereafter) (USD), 4.88%, 10/18/2027	200,000	202,002
GEORGIA (1.3%)
Transportation (1.3%)
Georgian Railway JSC (USD), 4.00%, 06/17/2028 (a)	520,000	525,200
INDIA (0.7%)
Commercial Banks (0.7%)
HDFC Bank Ltd. (INR), 8.10%, 03/22/2025 (a)	20,000,000	276,091
INDONESIA (3.2%)
Electric Utilities (1.8%)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (USD), 6.25%, 01/25/2049 (a)	587,000	735,218
Oil, Gas & Consumable Fuels (0.6%)
Pertamina Persero PT (USD), 5.63%, 05/20/2043 (a)	200,000	238,601
Sovereign Agency (0.8%)
Lembaga Pembiayaan Ekspor Indonesia (USD), 3.88%, 04/06/2024 (a)	290,000	305,950
		1,279,769
KAZAKHSTAN (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Tengizchevroil Finance Co. International Ltd. (USD), 3.25%, 08/15/2030 (a)	214,000	214,565
KUWAIT (0.7%)
Chemicals (0.7%)
MEGlobal Canada ULC (USD), 5.00%, 05/18/2025 (a)	250,000	273,709

	Shares or Principal Amount	Value (US$)
MEXICO (4.9%)
Commercial Banks (0.6%)
BBVA Bancomer SA., (fixed rate to 09/13/2029, variable rate thereafter) (USD), 5.88%, 09/13/2034 (a)	$ 230,000	$ 250,125
Oil, Gas & Consumable Fuels (3.7%)
Petroleos Mexicanos
(USD), 6.50%, 03/13/2027	121,000	128,986
(USD), 6.84%, 01/23/2030	115,000	120,221
(USD), 6.50%, 06/02/2041	330,000	298,617
(USD), 6.75%, 09/21/2047	324,000	286,578
(USD), 6.35%, 02/12/2048	340,000	289,850
(USD), 6.95%, 01/28/2060	420,000	372,523
		1,496,775
Real Estate Investment Trust (REIT) Funds (0.6%)
Trust Fibra Uno (USD), 6.39%, 01/15/2050 (a)	220,000	256,577
		2,003,477
MOROCCO (0.6%)
Chemicals (0.6%)
OCP SA (USD), 6.88%, 04/25/2044 (a)	200,000	239,456
NIGERIA (0.5%)
Engineering & Construction (0.5%)
IHS Netherlands Holdco BV (USD), 8.00%, 09/18/2027 (a)	200,000	212,250
PANAMA (0.5%)
Commercial Banks (0.5%)
Global Bank Corp., (fixed rate to 04/16/2028, variable rate thereafter) (USD), 5.25%, 04/16/2029 (a)	198,000	207,158
PERU (1.0%)
Metals & Mining (0.5%)
Nexa Resources SA (USD), 5.38%, 05/04/2027 (a)	200,000	212,502
Oil, Gas & Consumable Fuels (0.5%)
Petroleos del Peru SA (USD), 5.63%, 06/19/2047 (a)	200,000	203,000
		415,502
SOUTH AFRICA (1.5%)
Diversified Telecommunication Services (0.7%)
MTN Mauritius Investments Ltd. (USD), 6.50%, 10/13/2026 (a)	250,000	283,125
Electric Utilities (0.8%)
Eskom Holdings SOC Ltd. (USD), 7.13%, 02/11/2025 (a)	330,000	343,200
		626,325
UKRAINE (0.6%)
Iron/Steel (0.6%)
Metinvest BV (USD), 8.50%, 04/23/2026 (a)	200,000	224,668

See accompanying Notes to Financial Statements.

2021 Annual Report	7

Statement of Investments (continued)

October 31, 2021
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
UNITED ARAB EMIRATES (2.8%)
Airlines (0.3%)
Zahidi Ltd. (USD), 4.50%, 03/22/2028 (a)(b)	$ 123,162	$ 126,347
Diversified Financial Services (0.8%)
ICD Sukuk Co. Ltd. (USD), 5.00%, 02/01/2027 (a)	300,000	328,090
Energy Equipment & Services (1.2%)
Abu Dhabi Crude Oil Pipeline LLC (USD), 4.60%, 11/02/2047 (a)(b)	200,000	232,168
Galaxy Pipeline Assets Bidco Ltd. (USD), 2.63%, 03/31/2036 (a)(b)	264,000	257,193
		489,361
Real Estate (0.5%)
MAF Global Securities Ltd., (fixed rate to 09/07/2022, variable rate thereafter) (USD), 5.50%, 09/07/2022 (a)(c)	200,000	202,040
		1,145,838
VENEZUELA (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Petroleos de Venezuela SA
(USD), 6.00%, 05/16/2024 (a)(b)(d)(e)	1,140,000	57,000
(USD), 6.00%, 11/15/2026 (a)(b)(d)(e)	525,236	26,262
		83,262
Total Corporate Bonds		8,617,342
GOVERNMENT BONDS (73.7%)
ANGOLA (1.6%)
Angolan Government International Bond (USD), 9.38%, 05/08/2048 (a)	675,000	669,802
ARGENTINA (2.6%)
Argentine Republic Government International Bond
(USD), 1.00%, 07/09/2029	174,073	63,103
VRN (USD), 0.50%, 07/09/2030 (f)	1,912,000	652,183
VRN (USD), 1.13%, 07/09/2035 (f)	1,068,403	329,613
(USD), 0.00%, 12/15/2035	533,627	2,935
		1,047,834
ARMENIA (0.6%)
Republic of Armenia International Bond (USD), 3.95%, 09/26/2029 (a)	260,000	252,850
BAHAMAS (1.7%)
Bahamas Government International Bond (USD), 6.00%, 11/21/2028 (a)	770,000	695,510
BAHRAIN (0.5%)
Bahrain Government International Bond (USD), 7.00%, 01/26/2026 (a)	200,000	221,420
BARBADOS (0.3%)
Barbados Government International Bond (USD), 6.50%, 10/01/2029 (a)(b)	123,400	123,709

	Shares or Principal Amount	Value (US$)
BELARUS (2.0%)
Republic of Belarus International Bond (USD), 6.88%, 02/28/2023 (a)	$ 215,000	$ 217,300
Republic of Belarus Ministry of Finance (USD), 5.88%, 02/24/2026 (a)	650,000	597,961
		815,261
BELIZE (0.4%)
Belize Government International Bond (USD), 4.94%, 02/20/2034 (a)(b)(g)	299,139	154,805
BENIN (1.3%)
Benin Government International Bond
(EUR), 4.88%, 01/19/2032 (a)(b)	350,000	394,485
(EUR), 6.88%, 01/19/2052 (a)(b)	100,000	115,787
		510,272
BRAZIL (5.4%)
Brazil Notas do Tesouro Nacional
Series B (BRL), 6.00%, 08/15/2024 (h)	1,400,000	926,654
Series F (BRL), 10.00%, 01/01/2029	899,000	143,375
Series F (BRL), 10.00%, 01/01/2031	637,000	100,179
Brazil Notas do Tesouro Nacional Series F (BRL), 10.00%, 01/01/2027	6,300,000	1,029,159
		2,199,367
CAMEROON (0.6%)
Republic of Cameroon International Bond (EUR), 5.95%, 07/07/2032 (a)(b)	200,000	225,055
CHILE (1.2%)
Bonos de la Tesoreria de la Republica en pesos (CLP), 4.70%, 09/01/2030 (a)	435,000,000	488,770
COLOMBIA (1.3%)
Colombia Government International Bond
(USD), 5.20%, 05/15/2049	220,000	221,388
(USD), 4.13%, 05/15/2051	370,000	323,306
		544,694
CZECH REPUBLIC (1.0%)
Czech Republic Government Bond (CZK), 1.00%, 06/26/2026 (a)	9,460,000	392,141
DOMINICAN REPUBLIC (3.2%)
Dominican Republic International Bond
(USD), 5.95%, 01/25/2027 (a)	260,000	289,903
(USD), 6.85%, 01/27/2045 (a)	600,000	669,006
(USD), 5.88%, 01/30/2060 (a)	360,000	352,800
		1,311,709
ECUADOR (1.4%)
Ecuador Government International Bond
VRN (USD), 5.00%, 07/31/2030 (a)(b)(f)	646,240	536,379
VRN (USD), 1.00%, 07/31/2035 (a)(b)(f)	79,589	52,430
		588,809

See accompanying Notes to Financial Statements.

8	2021 Annual Report

Statement of Investments (continued)

October 31, 2021
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
GOVERNMENT BONDS (continued)
EGYPT (4.3%)
Egypt Government International Bond
(USD), 7.60%, 03/01/2029 (a)	$ 320,000	$ 321,600
(EUR), 5.63%, 04/16/2030 (a)	160,000	170,011
(EUR), 5.63%, 04/16/2030 (a)	10,000	10,626
(USD), 7.90%, 02/21/2048 (a)	625,000	549,725
(USD), 8.70%, 03/01/2049 (a)	400,000	373,032
(USD), 8.88%, 05/29/2050 (a)	340,000	320,236
		1,745,230
EL SALVADOR (0.8%)
El Salvador Government International Bond
(USD), 5.88%, 01/30/2025 (a)	249,000	197,955
(USD), 8.63%, 02/28/2029 (a)	160,000	127,680
		325,635
GHANA (2.2%)
Ghana Government International Bond (USD), 7.75%, 04/07/2029 (a)(b)	336,000	298,665
Ghana Government International Bond
(USD), 8.63%, 04/07/2034 (a)(b)	246,000	217,656
(USD), 7.88%, 02/11/2035 (a)(b)	223,000	189,406
(USD), 8.95%, 03/26/2051 (a)(b)	200,000	170,894
		876,621
GUATEMALA (0.8%)
Guatemala Government Bond (USD), 6.13%, 06/01/2050 (a)	270,000	316,710
HONDURAS (0.4%)
Honduras Government International Bond (USD), 5.63%, 06/24/2030 (a)	150,000	149,250
IRAQ (1.4%)
Iraq International Bond
(USD), 6.75%, 03/09/2023 (a)	360,000	367,308
(USD), 5.80%, 01/15/2028 (a)	203,125	197,450
		564,758
IVORY COAST (1.3%)
Ivory Coast Government International Bond
(EUR), 5.88%, 10/17/2031 (a)(b)	160,000	191,822
(EUR), 6.88%, 10/17/2040 (a)(b)	100,000	121,204
(EUR), 6.63%, 03/22/2048 (a)(b)	203,000	233,429
		546,455
JORDAN (1.2%)
Jordan Government International Bond
(USD), 4.95%, 07/07/2025 (a)	210,000	218,917
(USD), 7.38%, 10/10/2047 (a)	270,000	278,829
		497,746
KENYA (1.1%)
Republic of Kenya Government International Bond (USD), 7.00%, 05/22/2027 (a)(b)	410,000	434,183
MOROCCO (0.5%)
Morocco Government International Bond (EUR), 1.50%, 11/27/2031 (a)	210,000	222,397

	Shares or Principal Amount	Value (US$)
NIGERIA (2.3%)
Nigeria Government International Bond
(USD), 7.63%, 11/21/2025 (a)	$ 253,000	$ 275,302
(USD), 6.50%, 11/28/2027 (a)	260,000	265,424
(USD), 6.13%, 09/28/2028 (a)	400,000	396,632
		937,358
OMAN (0.5%)
Oman Government International Bond (USD), 6.25%, 01/25/2031 (a)	200,000	216,250
PAKISTAN (2.6%)
Pakistan Government International Bond
(USD), 6.88%, 12/05/2027 (a)	461,000	470,880
(USD), 7.38%, 04/08/2031 (a)	587,000	595,793
		1,066,673
PERU (0.8%)
Peruvian Government International Bond (USD), 2.78%, 01/23/2031	320,000	318,240
QATAR (6.0%)
Qatar Government International Bond
(USD), 4.00%, 03/14/2029 (a)	250,000	281,560
(USD), 5.10%, 04/23/2048 (a)	400,000	530,685
(USD), 4.82%, 03/14/2049 (a)	925,000	1,189,180
(USD), 4.40%, 04/16/2050 (a)	356,000	433,889
		2,435,314
ROMANIA (1.1%)
Romanian Government International Bond
(EUR), 2.00%, 01/28/2032 (a)	160,000	176,366
(EUR), 2.75%, 04/14/2041 (a)	160,000	169,956
(EUR), 3.38%, 01/28/2050 (a)	76,000	85,330
		431,652
RUSSIA (3.3%)
Russian Federal Bond – OFZ (RUB), 7.75%, 09/16/2026	97,822,000	1,355,483
RWANDA (1.1%)
Rwanda International Government Bond (USD), 5.50%, 08/09/2031 (a)	440,000	447,806
SAUDI ARABIA (3.1%)
Saudi Government International Bond
(USD), 5.00%, 04/17/2049 (a)	770,000	959,680
(USD), 3.75%, 01/21/2055 (a)	302,000	315,693
		1,275,373
SENEGAL (0.7%)
Senegal Government International Bond (USD), 6.25%, 05/23/2033 (a)(b)	260,000	268,005
SERBIA (1.3%)
Serbia International Bond (EUR), 3.13%, 05/15/2027 (a)	410,000	514,114

See accompanying Notes to Financial Statements.

2021 Annual Report	9

Statement of Investments (continued)

October 31, 2021
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
GOVERNMENT BONDS (continued)
SOUTH AFRICA (0.5%)
Republic of South Africa Government International Bond (USD), 6.25%, 03/08/2041	$ 200,000	$ 208,820
TUNISIA (1.5%)
Banque Centrale de Tunisie International Bond
(EUR), 6.75%, 10/31/2023 (a)	200,000	196,277
(EUR), 5.63%, 02/17/2024 (a)	438,000	412,354
		608,631
TURKEY (2.5%)
Turkey Government International Bond
(USD), 6.13%, 10/24/2028	560,000	548,520
(USD), 7.63%, 04/26/2029	201,000	211,337
(USD), 5.95%, 01/15/2031	264,000	246,697
		1,006,554
UKRAINE (3.5%)
Ukraine Government International Bond
(EUR), 6.75%, 06/20/2026 (a)	310,000	385,237
(USD), 6.88%, 05/21/2029 (a)	200,000	203,716
(USD), 0.00%, 05/31/2040 (a)(i)	789,000	830,454
		1,419,407
UNITED ARAB EMIRATES (0.5%)
Finance Department Government of Sharjah (USD), 4.00%, 07/28/2050 (a)	233,000	209,991
URUGUAY (1.5%)
Uruguay Government International Bond
(UYU), 4.38%, 12/15/2028 (b)(h)	21,268,917	566,674
(UYU), 8.25%, 05/21/2031	999,000	22,443
		589,117
UZBEKISTAN (1.8%)
Republic of Uzbekistan International Bond
(USD), 4.75%, 02/20/2024 (a)	300,000	313,980
(USD), 3.70%, 11/25/2030 (a)	212,000	204,936
(USD), 3.90%, 10/19/2031 (a)	220,000	214,500
		733,416
VENEZUELA (0.0%)
Venezuela Government International Bond (USD), 9.25%, 05/07/2028 (a)(d)(e)	165,000	15,890
Total Government Bonds		29,979,087
WARRANTS (0.0%)
BRAZIL (0.0%)
OAS S.A. (d)(j)(k)	29,232	—
UNITED STATES (0.0%)
CANADACO, Series A (d)(j)(k)	92,840	—
Total Warrants		0

	Shares or Principal Amount	Value (US$)
SHORT-TERM INVESTMENT (5.1%)
UNITED STATES (5.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (l)	$ 2,090,253	$ 2,090,253
Total Short-Term Investment		2,090,253
Total Investments (Cost $43,543,236) (m)—100.0%		40,686,682
Liabilities in Excess of Other Assets—(0.0%)		(3,095)
Net Assets—100.0%		$40,683,587

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Sinkable security.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(d)	Illiquid security.
(e)	Security is in default.
(f)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(g)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.
(h)	Inflation linked security.
(i)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(j)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(k)	Non-Income Producing Security.
(l)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.
(m)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
BRL	Brazilian Real
CLP	Chilean Peso
CZK	Czech Koruna
EUR	Euro Currency
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
PLC	Public Limited Company
PLN	Polish Zloty
RUB	Russian Ruble
USD	U.S. Dollar
UYU	Uruguayan Peso

See accompanying Notes to Financial Statements.

10	2021 Annual Report

Statement of Investments (concluded)

October 31, 2021
Aberdeen Emerging Markets Debt Fund

At October 31, 2021, the Fund's open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
11/24/2021	Deutsche Bank AG	BRL	780,000	USD	144,444	$ 137,635	$ (6,809)
Euro/United States Dollar
01/13/2022	Barclays Bank plc	EUR	210,000	USD	243,395	243,213	(182)
Indian Rupee/United States Dollar
11/24/2021	UBS AG	INR	42,578,000	USD	566,875	566,659	(216)
Indonesian Rupiah/United States Dollar
11/24/2021	Barclays Bank plc	IDR	6,714,121,000	USD	461,470	471,008	9,538
Mexican Peso/United States Dollar
01/13/2022	Citibank N.A.	MXN	17,603,000	USD	836,235	845,707	9,472
New Russian Ruble/United States Dollar
11/24/2021	Barclays Bank plc	RUB	34,524,000	USD	471,092	485,645	14,553
11/24/2021	UBS AG	RUB	28,239,000	USD	398,881	397,235	(1,646)
						$3,147,102	$24,710

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
11/24/2021	Deutsche Bank AG	USD	257,685	BRL	1,343,000	$ 236,980	$ 20,705
11/24/2021	Royal Bank of Canada	USD	1,609,921	BRL	8,567,000	1,511,694	98,227
United States Dollar/Chilean Peso
11/24/2021	Royal Bank of Canada	USD	534,089	CLP	421,789,000	517,231	16,858
United States Dollar/Euro
01/13/2022	Deutsche Bank AG	USD	3,620,249	EUR	3,129,000	3,623,871	(3,622)
United States Dollar/Indonesian Rupiah
11/24/2021	Deutsche Bank AG	USD	472,759	IDR	6,714,121,000	471,008	1,751
United States Dollar/New Russian Ruble
11/24/2021	UBS AG	USD	1,018,458	RUB	76,102,000	1,070,518	(52,060)
01/13/2022	UBS AG	USD	396,077	RUB	28,262,000	392,804	3,273
United States Dollar/Polish Zloty
01/13/2022	Deutsche Bank AG	USD	453,074	PLN	1,803,000	451,205	1,869
						$8,275,311	$ 87,001
Unrealized appreciation on forward foreign currency exchange contracts							$176,246
Unrealized depreciation on forward foreign currency exchange contracts							(64,535)

*  Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2021 Annual Report	11

Aberdeen Global Absolute Return Strategies Fund (Unaudited)

Aberdeen Global Absolute Return Strategies Fund (Institutional Class shares net of fees) returned 0.46% for the 12-month reporting period ended October 31, 2021, versus the 0.09% return of its benchmark, the ICE Bank of America 3-Month U.S. Treasury Bill Index, for the same period.

Global equities, as measured by the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (net dividends),1 returned 37.28% over the 12-month period ended October 31, 2021. The UK, U.S. and Europe all performed well during the period. However, China's stock market posted a negative return and was one of the weakest performers globally. Following the COVID-19 outbreak and the subsequent lockdown restrictions and slowdown of economic activity, global stock markets began to recover as investors hoped that economies would return to some kind of normality.

Global equity markets surged after Joe Biden won the U.S. presidential election in November 2020. The U.S. stock market, as represented by the S&P 500 Index,2 then surpassed all-time highs at the end of 2020, driven by the approval of the COVID-19 fiscal relief package by the U.S. Congress. Positive results from vaccine trials then led to the rollout of vaccination programs. Accelerating vaccine rollouts and the easing of restrictions on social mobility helped boost investors' hopes of a global economic rebound. However, investors grew worried that the global spread of the Delta variant of COVID-19, alongside global supply-chain issues and shortages, would hamper the economic recovery.

In the global fixed-income markets, government bond prices fell during the reporting period. Lockdown restrictions heightened investors' fears of a deep recession, with the "risk-off" environment boosting government bond prices as investors fled to their perceived safety. However, rising optimism about vaccines and concerns that an economic recovery would fuel sharp rises in inflation led to a drop in government bond prices later in the period. Bond prices continued to decline later in the reporting period as expectations of a withdrawal of support from central banks globally, along with inflation fears, triggered a selloff. Corporate bonds performed well over the reporting period as government monetary policy and fiscal stimulus measures and rising investor optimism helped bolster the fixed-income markets. However, corporate bond prices subsequently fell modestly as investors' fears of forthcoming central bank action increased.

The Fund recorded a modest positive return for the reporting period, which was dominated by the COVID-19 crisis. News of effective vaccines and their subsequent rollout, the U.S. presidential election result, and a late-stage Brexit deal brought relief to markets in November 2020. Despite concerns about an uptick in COVID-19 cases and inflationary pressures, the reporting period ended on an upbeat note amid accelerating vaccination progress and generally positive corporate results.

The Fund's corporate bond positions performed relatively well during the reporting period, especially high-yield bonds and contingent capital bonds (also known as contingent convertible bonds or "CoCos"), boosted by supportive central bank and government actions. The Fund's themed equity strategies also delivered positive returns, particularly the global strategies, with industrial automation, cyclical value, future mobility and sustainable staples among the top contributors. However, the U.S. equity energy versus utilities, U.S. equity regional banks versus the S&P 500 Index, and UK versus European equities strategies detracted from performance.

The Fund's interest-rate strategies saw mixed performance over the reporting period. The U.S. versus German interest-rate strategy was a positive contributor. However, the short U.S. real interest-rate position, as well as the Canadian, Australian and recently added Mexican interest-rate strategies weighed on Fund performance. The Fund's European yield-curve steepener3 strategy lost ground as the interest-rate curve flattened towards the end of the reporting period. Rising inflation expectations from the prospect of a strong post-COVID economic recovery supported the Fund's European inflation strategy. However, the short UK inflation position delivered a negative return for the period. The currency positions also weighed on Fund performance, particularly the relative value position in emerging-market currencies and the position favoring the Korean won over the Australian dollar.

We employed derivatives in the Fund throughout the reporting period. We used currency swaps4 to implement our investment views and hedge any unintended currency risk at the Fund level. Within the Fund's fixed-income segment, we employed bond futures, credit default swaps,5 interest-rate swaps,6 interest-rate swaptions,7 inflation swaps8 and currency swaps to implement our investment views and to manage currency and interest-rate exposure. We used equity futures, options and total return swaps9 to implement and manage the Fund's equity exposure. The derivatives positions detracted 3.75% from the Fund's absolute return for the reporting period.

1	The MSCI AC World Index tracks the performance of stocks in developed and emerging markets.
2	The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
3	A yield-curve steepener is a strategy that seeks to take advantage of an anticipated widening yield spread between short and long maturities.
4	A currency swap is the exchange of interest – and sometimes principal – in one currency for the same in another currency.
5	A credit default swap is a contract that transfers the credit exposure of fixed-income products between two or more parties.
6	An interest-rate swap is an agreement between two parties in which one stream of future interest payments is exchanged for another based on a specified principal amount.
7	An interest-rate swaption refers to an option to enter into an interest rate swap or some other type of swap. In exchange for an options premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.
8	An inflation swap is a contract used to transfer inflation risk from one party to another through an exchange of fixed cash flows. In an inflation swap, one party pays a fixed-rate cash flow on a principal amount while the other party pays a floating rate linked to an inflation index.
9	A total return swap comprises an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

12	2021 Annual Report

Aberdeen Global Absolute Return Strategies Fund (Unaudited) (concluded)

We are positioning the Fund based on our expectation that economic growth will remain strong, inflation will subside towards 2022, and central banks globally will gradually tighten monetary policy. We remain guided by our conviction that inflation rates at or above global central bank targets should be relatively short-lived. We are also conscious that several market scenarios could play out. In one scenario, we believe it is possible that the U.S. Federal Reserve (Fed) could tolerate higher-than-expected inflation, pushing real yields lower and strongly promoting cyclical risk assets. However, in our view, it is also possible that global central banks (particularly the Fed) could start removing monetary stimulus earlier than expected, which in turn could provoke fears of a downward shock to risk-asset markets. In this environment, we have been focused on seeking higher-yielding assets across the Fund's equity, bond, currency and volatility strategies.

Portfolio Management:

Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 3.00% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund's assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the Fund's objective will be achieved.

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Derivatives are speculative and may hurt the Fund's performance. The potential benefits to be derived from the Fund's options, futures and derivatives strategy are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

Please read the prospectus for more detailed information regarding these and other risks.

2021 Annual Report	13

Aberdeen Global Absolute Return Strategies Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2021)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	0.18%	2.39%	1.46%
	w/SC2	-2.84%	1.77%	1.16%
Class C	w/o SC	-0.54%	1.67%	0.74%
	w/SC3	-1.53%	1.67%	0.74%
Institutional Service Class[4]	w/o SC	0.43%	2.57%	1.61%
Institutional Class[4]	w/o SC	0.46%	2.65%	1.74%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment objective and principal investment strategies, including its 80% investment policy, effective November 15, 2019. The Fund also previously changed its investment objective and strategies effective August 15, 2016. Performance information for periods prior to November 15, 2019 does not reflect the current investment strategy. Please consult the Fund's prospectus for more detail.
2	A 3.00% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2021)

Comparative performance of $1,000,000 invested in Institutional Service Class shares of the Aberdeen Global Absolute Return Strategies Fund, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Note Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2021. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Note Index is an unmanaged index tracking 3-month U.S. Treasury securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

*  Minimum Initial Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

14	2021 Annual Report

Aberdeen Global Absolute Return Strategies Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Money Market Funds	42.9%
Certificates of Deposit	25.9%
Government Bonds	21.0%
U.S. Treasuries	9.2%
Other Assets in Excess of Liabilities	1.0%
100.0%

Top Holdings*
Bundesrepublik Deutschland Bundesanleihe 07/04/2022	16.4%
Republic of South Africa Government Bond	4.6%
Other	79.0%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	52.1%
Germany	16.4%
France	13.0%
Netherlands	8.6%
South Africa	4.6%
Canada	4.3%
Other	1.0%
100.0%

2021 Annual Report	15

Statement of Investments

October 31, 2021

Aberdeen Global Absolute Return Strategies Fund

	Shares or Principal Amount	Value (US$)
GOVERNMENT BONDS (21.0%)
GERMANY (16.4%)
Bundesrepublik Deutschland Bundesanleihe (EUR), 1.75%, 07/04/2022 (a)(b)	$ 12,844,600	$ 15,090,651
SOUTH AFRICA (4.6%)
Republic of South Africa Government Bond
Series R186 (ZAR), 10.50%, 12/21/2026	18,999,300	1,362,601
Series 2030 (ZAR), 8.00%, 01/31/2030	23,355,800	1,387,434
Series 2032 (ZAR), 8.25%, 03/31/2032	24,584,500	1,410,697
		4,160,732
Total Government Bonds		19,251,383
Total Purchased Options (see detail below)		33,750
SHORT-TERM INVESTMENT (78.0%)
CERTIFICATES OF DEPOSIT (25.9%)
CANADA (4.3%)
Bank of Montreal (USD), 0.01%, 11/01/2021	3,957,328	3,957,328
FRANCE (13.0%)
BNP Paribas SA (USD), 0.03%, 11/01/2021	3,959,219	3,959,219
Credit Agricole SA (USD), 0.02%, 11/01/2021	3,954,204	3,954,204
Societe Generale SA (USD), 0.04%, 11/01/2021	4,000,675	4,000,675
		11,914,098
NETHERLANDS (8.6%)
ING Bank NV (USD), 0.01%, 11/01/2021	3,953,674	3,953,674
Rabobank Nederland NV (USD), 0.01%, 11/01/2021	3,958,243	3,958,243
		7,911,917
Total Certificates of Deposit		23,783,343
MONEY MARKET FUNDS (42.9%)
UNITED STATES (42.9%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (c)	39,448,913	39,448,913
Total Money Market Funds		39,448,913

	Shares or Principal Amount	Value (US$)
U.S. TREASURIES (9.2%)
U.S. Treasury Bill
(USD), 0.02%, 11/04/2021 (d)	$ 1,500,000	$ 1,499,995
(USD), 0.05%, 12/09/2021 (d)	2,000,000	1,999,861
(USD), 0.05%, 01/06/2022 (d)	2,000,000	1,999,752
(USD), 0.03%, 02/03/2022 (d)	1,000,000	999,853
(USD), 0.05%, 03/03/2022 (d)	1,000,000	999,797
(USD), 0.06%, 04/21/2022 (d)	1,000,000	999,703
		8,498,961
Total U.S. Treasuries		8,498,961
Total Short-Term Investment		71,731,217
Total Investments (Cost $91,295,633) (e)—99.0%		91,016,350
Other Assets in Excess of Liabilities—1.0%		920,672
Net Assets—100.0%		$91,937,022

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	All or a portion of the security has been designated as collateral for forward foreign currency exchange contracts and swap contracts.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.
(d)	The rate shown is the discount yield at the time of purchase.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro Currency
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee

See accompanying Notes to Financial Statements.

16	2021 Annual Report

Statement of Investments (continued)

October 31, 2021

Aberdeen Global Absolute Return Strategies Fund

JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PLC	Public Limited Company

PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

At October 31, 2021, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
LONG CONTRACT POSITIONS
Euro STOXX 50 Future	55	12/17/2021	$ 2,612,824	$ 2,693,884	$ 81,060
S&P 500 (E-Mini) Future	55	12/17/2021	12,101,138	12,641,750	540,612
TOPIX Index Future	15	12/09/2021	2,640,549	2,622,286	(18,263)
					$603,409

At October 31, 2021, the Fund's open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
11/10/2021	Citibank N.A.	AUD	13,842	USD	10,078	$ 10,413	$ 335
11/10/2021	Royal Bank of Canada	AUD	48,523	USD	34,906	36,502	1,596
Brazilian Real/United States Dollar
01/20/2022	Citibank N.A.	BRL	4,800,000	USD	853,937	835,933	(18,004)
01/20/2022	Goldman Sachs & Co.	BRL	1,267,000	USD	226,315	220,652	(5,663)
British Pound/United States Dollar
11/10/2021	Citibank N.A.	GBP	1,428	USD	1,974	1,955	(19)
11/10/2021	JPMorgan Chase Bank N.A.	GBP	26,613	USD	36,627	36,421	(206)
11/10/2021	Royal Bank of Canada	GBP	81,956	USD	112,339	112,160	(179)
11/12/2021	Barclays Bank plc	GBP	1,323,000	USD	1,824,386	1,810,576	(13,810)
12/10/2021	Citibank N.A.	GBP	42,000	USD	57,191	57,483	292
12/10/2021	Goldman Sachs & Co.	GBP	430,000	USD	593,711	588,520	(5,191)
12/10/2021	HSBC Bank plc	GBP	65,000	USD	89,870	88,962	(908)
12/10/2021	JPMorgan Chase Bank N.A.	GBP	48,000	USD	66,346	65,695	(651)
Canadian Dollar/United States Dollar
11/10/2021	Citibank N.A.	CAD	56,570	USD	44,946	45,710	764
11/10/2021	JPMorgan Chase Bank N.A.	CAD	233,175	USD	185,159	188,409	3,250
11/12/2021	Citibank N.A.	CAD	363,000	USD	285,223	293,310	8,087
11/12/2021	Goldman Sachs & Co.	CAD	1,330,000	USD	1,066,997	1,074,660	7,663
12/14/2021	Citibank N.A.	CAD	1,330,000	USD	1,077,416	1,074,739	(2,677)
Chinese Renminbi/United States Dollar
12/01/2021	HSBC Bank plc	CNY	2,426,137	USD	373,206	377,756	4,550
12/06/2021	HSBC Bank plc	CNY	2,438,700	USD	375,000	379,547	4,547
12/08/2021	Barclays Bank plc	CNY	27,600,000	USD	4,257,945	4,294,833	36,888
12/08/2021	HSBC Bank plc	CNY	2,525,163	USD	388,235	392,940	4,705
Colombian Peso/United States Dollar
01/20/2022	JPMorgan Chase Bank N.A.	COP	2,589,000,000	USD	685,950	683,901	(2,049)

See accompanying Notes to Financial Statements.

2021 Annual Report	17

Statement of Investments (continued)

October 31, 2021

Aberdeen Global Absolute Return Strategies Fund

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Czech Koruna/United States Dollar
01/18/2022	Goldman Sachs & Co.	CZK	1,285,000	USD	58,192	$ 57,724	$ (468)
01/18/2022	JPMorgan Chase Bank N.A.	CZK	4,820,000	USD	218,665	216,521	(2,144)
Euro/United States Dollar
11/10/2021	Barclays Bank plc	EUR	76,409	USD	88,377	88,342	(35)
11/10/2021	Goldman Sachs & Co.	EUR	299,803	USD	355,723	346,624	(9,099)
11/10/2021	Royal Bank of Canada	EUR	529,386	USD	615,053	612,061	(2,992)
12/10/2021	Barclays Bank plc	EUR	48,000	USD	56,364	55,535	(829)
12/10/2021	JPMorgan Chase Bank N.A.	EUR	910,000	USD	1,059,145	1,052,854	(6,291)
12/10/2021	Royal Bank of Canada	EUR	452,000	USD	524,865	522,956	(1,909)
01/18/2022	JPMorgan Chase Bank N.A.	EUR	680,545	USD	794,000	788,255	(5,745)
Hong Kong Dollar/United States Dollar
11/10/2021	Barclays Bank plc	HKD	345,342	USD	44,408	44,387	(21)
11/10/2021	Citibank N.A.	HKD	376,542	USD	48,350	48,397	47
11/10/2021	Goldman Sachs & Co.	HKD	189,958	USD	24,422	24,415	(7)
11/10/2021	HSBC Bank plc	HKD	93,352	USD	12,008	11,999	(9)
11/10/2021	Royal Bank of Canada	HKD	359,048	USD	46,122	46,148	26
Hungarian Forint/United States Dollar
12/14/2021	Barclays Bank plc	HUF	247,000,000	USD	796,934	792,226	(4,708)
01/18/2022	Citibank N.A.	HUF	165,200,000	USD	527,666	529,121	1,455
Indian Rupee/United States Dollar
11/03/2021	HSBC Bank plc	INR	21,350,000	USD	285,093	285,043	(50)
11/24/2021	HSBC Bank plc	INR	20,496,000	USD	273,233	272,776	(457)
12/01/2021	Citibank N.A.	INR	10,871,078	USD	145,042	144,574	(468)
12/08/2021	HSBC Bank plc	INR	10,034,842	USD	133,789	133,337	(452)
12/09/2021	Citibank N.A.	INR	323,000,000	USD	4,256,519	4,291,304	34,785
12/09/2021	Goldman Sachs & Co.	INR	22,648,080	USD	307,034	300,897	(6,137)
12/14/2021	Goldman Sachs & Co.	INR	79,700,000	USD	1,059,235	1,058,208	(1,027)
12/20/2021	Citibank N.A.	INR	33,780,000	USD	455,482	448,171	(7,311)
12/20/2021	JPMorgan Chase Bank N.A.	INR	87,000,000	USD	1,144,783	1,154,260	9,477
01/14/2022	Citibank N.A.	INR	7,380,000	USD	98,495	97,607	(888)
01/14/2022	Goldman Sachs & Co.	INR	27,300,000	USD	358,080	361,066	2,986
01/20/2022	Goldman Sachs & Co.	INR	91,500,000	USD	1,207,044	1,209,262	2,218
01/21/2022	Goldman Sachs & Co.	INR	91,500,000	USD	1,206,885	1,209,112	2,227
02/03/2022	Citibank N.A.	INR	21,350,000	USD	281,243	281,665	422
Indonesian Rupiah/United States Dollar
12/14/2021	HSBC Bank plc	IDR	5,290,000,000	USD	370,905	370,302	(603)
12/20/2021	HSBC Bank plc	IDR	22,890,000,000	USD	1,600,567	1,601,322	755
01/20/2022	Citibank N.A.	IDR	18,100,000,000	USD	1,261,695	1,262,010	315
01/26/2022	Barclays Bank plc	IDR	17,250,000,000	USD	1,211,717	1,201,940	(9,777)
01/28/2022	Barclays Bank plc	IDR	17,250,000,000	USD	1,211,376	1,201,672	(9,704)
Japanese Yen/United States Dollar
11/10/2021	Barclays Bank plc	JPY	127,807,866	USD	1,124,373	1,121,456	(2,917)
11/10/2021	JPMorgan Chase Bank N.A.	JPY	14,064,025	USD	125,027	123,406	(1,621)
11/10/2021	Royal Bank of Canada	JPY	25,893,925	USD	236,829	227,208	(9,621)
11/12/2021	Citibank N.A.	JPY	42,629,000	USD	383,665	374,055	(9,610)
11/12/2021	HSBC Bank plc	JPY	163,000,000	USD	1,435,401	1,430,269	(5,132)
12/20/2021	Barclays Bank plc	JPY	17,100,000	USD	156,440	150,122	(6,318)
Malaysian Ringgit/United States Dollar
01/14/2022	Barclays Bank plc	MYR	324,000	USD	77,331	78,011	680
01/14/2022	Goldman Sachs & Co.	MYR	1,190,000	USD	284,919	286,521	1,602

See accompanying Notes to Financial Statements.

18	2021 Annual Report

Statement of Investments (continued)

October 31, 2021

Aberdeen Global Absolute Return Strategies Fund

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Mexican Peso/United States Dollar
12/10/2021	JPMorgan Chase Bank N.A.	MXN	1,300,000	USD	63,558	$ 62,786	$ (772)
01/18/2022	Citibank N.A.	MXN	18,000,000	USD	852,173	864,051	11,878
01/18/2022	Goldman Sachs & Co.	MXN	4,720,000	USD	225,587	226,574	987
New Russian Ruble/United States Dollar
12/10/2021	JPMorgan Chase Bank N.A.	RUB	1,000,000	USD	13,423	14,023	600
12/20/2021	HSBC Bank plc	RUB	115,480,000	USD	1,578,750	1,615,058	36,308
01/20/2022	Goldman Sachs & Co.	RUB	32,900,000	USD	449,151	456,577	7,426
01/20/2022	HSBC Bank plc	RUB	9,500,000	USD	129,421	131,838	2,417
01/25/2022	HSBC Bank plc	RUB	84,000,000	USD	1,186,405	1,164,476	(21,929)
01/27/2022	HSBC Bank plc	RUB	84,000,000	USD	1,185,920	1,163,976	(21,944)
New Taiwan Dollar/United States Dollar
12/01/2021	Goldman Sachs & Co.	TWD	10,407,110	USD	375,207	374,525	(682)
12/06/2021	Goldman Sachs & Co.	TWD	10,461,000	USD	377,285	376,574	(711)
12/08/2021	Goldman Sachs & Co.	TWD	131,831,890	USD	4,755,154	4,746,241	(8,913)
12/20/2021	HSBC Bank plc	TWD	4,400,000	USD	159,302	158,523	(779)
Norwegian Krone/United States Dollar
11/12/2021	Barclays Bank plc	NOK	11,580,000	USD	1,348,384	1,370,714	22,330
Peruvian Nouveau Sol/United States Dollar
01/20/2022	Citibank N.A.	PEN	262,000	USD	63,789	65,460	1,671
01/20/2022	JPMorgan Chase Bank N.A.	PEN	1,050,000	USD	256,649	262,341	5,692
Romanian Leu/United States Dollar
01/18/2022	Barclays Bank plc	RON	1,480,000	USD	342,879	343,855	976
01/18/2022	JPMorgan Chase Bank N.A.	RON	382,000	USD	88,672	88,752	80
South African Rand/United States Dollar
12/14/2021	Barclays Bank plc	ZAR	16,500,000	USD	1,079,222	1,074,609	(4,613)
01/18/2022	Citibank N.A.	ZAR	9,790,000	USD	645,964	634,666	(11,298)
01/18/2022	JPMorgan Chase Bank N.A.	ZAR	2,540,000	USD	168,118	164,663	(3,455)
South Korean Won/United States Dollar
11/10/2021	Barclays Bank plc	KRW	106,067,879	USD	89,629	90,316	687
Swedish Krona/United States Dollar
11/12/2021	Citibank N.A.	SEK	11,870,000	USD	1,388,304	1,382,299	(6,005)
Swiss Franc/United States Dollar
11/10/2021	Barclays Bank plc	CHF	63,603	USD	68,002	69,481	1,479
11/10/2021	Citibank N.A.	CHF	84,494	USD	91,196	92,302	1,106
11/10/2021	Goldman Sachs & Co.	CHF	146,960	USD	159,947	160,540	593
11/10/2021	JPMorgan Chase Bank N.A.	CHF	27,129	USD	30,021	29,636	(385)
11/12/2021	Barclays Bank plc	CHF	1,676,000	USD	1,840,068	1,830,978	(9,090)
12/20/2021	Goldman Sachs & Co.	CHF	135,000	USD	146,314	147,668	1,354
Thai Baht/United States Dollar
01/18/2022	Goldman Sachs & Co.	THB	24,330,000	USD	726,867	732,928	6,061
						$ 58,480,648	$ (14,966)

See accompanying Notes to Financial Statements.

2021 Annual Report	19

Statement of Investments (continued)

October 31, 2021

Aberdeen Global Absolute Return Strategies Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
11/10/2021	Citibank N.A.	USD	76	AUD	105	$ 79	$ (3)
11/10/2021	Goldman Sachs & Co.	USD	14,516	AUD	19,990	15,038	(522)
11/10/2021	JPMorgan Chase Bank N.A.	USD	31,305	AUD	42,269	31,798	(493)
12/14/2021	Barclays Bank plc	USD	437,011	AUD	580,000	436,371	640
United States Dollar/Brazilian Real
12/14/2021	Citibank N.A.	USD	433,621	BRL	2,470,000	433,950	(329)
01/20/2022	Royal Bank of Canada	USD	75,187	BRL	436,000	75,931	(744)
United States Dollar/British Pound
11/10/2021	Barclays Bank plc	USD	3,658	GBP	2,665	3,648	10
11/10/2021	Royal Bank of Canada	USD	149,371	GBP	107,314	146,864	2,507
11/12/2021	Citibank N.A.	USD	1,796,188	GBP	1,323,000	1,810,576	(14,388)
12/10/2021	Citibank N.A.	USD	72,539	GBP	54,000	73,907	(1,368)
12/10/2021	JPMorgan Chase Bank N.A.	USD	104,661	GBP	77,000	105,386	(725)
United States Dollar/Canadian Dollar
11/10/2021	Goldman Sachs & Co.	USD	222,475	CAD	278,117	224,723	(2,248)
11/10/2021	JPMorgan Chase Bank N.A.	USD	9,268	CAD	11,626	9,394	(126)
11/12/2021	Citibank N.A.	USD	1,371,524	CAD	1,693,000	1,367,970	3,554
United States Dollar/Chinese Renminbi
12/01/2021	Goldman Sachs & Co.	USD	379,001	CNY	2,426,137	377,756	1,245
12/06/2021	Goldman Sachs & Co.	USD	380,791	CNY	2,438,700	379,547	1,244
12/08/2021	Goldman Sachs & Co.	USD	4,703,162	CNY	30,125,163	4,687,773	15,389
12/10/2021	Barclays Bank plc	USD	2,342,689	CNY	15,000,000	2,333,770	8,919
12/10/2021	Royal Bank of Canada	USD	677,779	CNY	4,400,000	684,572	(6,793)
United States Dollar/Colombian Peso
01/20/2022	JPMorgan Chase Bank N.A.	USD	60,264	COP	229,000,000	60,492	(228)
United States Dollar/Czech Koruna
12/14/2021	Barclays Bank plc	USD	435,923	CZK	9,640,000	433,482	2,441
01/18/2022	HSBC Bank plc	USD	24,490	CZK	542,000	24,347	143
United States Dollar/Euro
11/10/2021	Goldman Sachs & Co.	USD	2,271,194	EUR	1,914,159	2,213,096	58,098
11/10/2021	JPMorgan Chase Bank N.A.	USD	959,698	EUR	813,187	940,183	19,515
11/10/2021	Royal Bank of Canada	USD	11,952,423	EUR	10,283,270	11,889,223	63,200
12/10/2021	Barclays Bank plc	USD	1,788,237	EUR	1,503,062	1,739,017	49,220
12/10/2021	Citibank N.A.	USD	93,921	EUR	79,000	91,402	2,519
12/10/2021	Goldman Sachs & Co.	USD	1,390,342	EUR	1,200,000	1,388,379	1,963
12/14/2021	Barclays Bank plc	USD	437,224	EUR	375,000	433,927	3,297
01/12/2022	Citigroup Global Markets Limited	USD	1,800,000	EUR	1,550,189	1,795,325	4,675
01/12/2022	Goldman Sachs & Co.	USD	6,890,000	EUR	5,956,511	6,898,434	(8,434)
01/18/2022	Goldman Sachs & Co.	USD	6,850,000	EUR	5,921,020	6,858,148	(8,148)
01/18/2022	Royal Bank of Canada	USD	1,841,025	EUR	1,589,028	1,840,525	500
United States Dollar/Hong Kong Dollar
11/10/2021	Citibank N.A.	USD	143,099	HKD	1,112,488	142,988	111
11/10/2021	Royal Bank of Canada	USD	32,407	HKD	251,854	32,371	36
United States Dollar/Hungarian Forint
01/18/2022	Barclays Bank plc	USD	47,155	HUF	14,800,000	47,403	(248)
United States Dollar/Indian Rupee
11/03/2021	Citibank N.A.	USD	284,420	INR	21,350,000	285,043	(623)
12/20/2021	Barclays Bank plc	USD	157,254	INR	11,700,000	155,228	2,026
01/14/2022	Citibank N.A.	USD	45,333	INR	3,420,000	45,232	101

See accompanying Notes to Financial Statements.

20	2021 Annual Report

Statement of Investments (continued)

October 31, 2021

Aberdeen Global Absolute Return Strategies Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Indonesian Rupiah
12/20/2021	HSBC Bank plc	USD	161,257	IDR	2,320,000,000	$ 162,301	$ (1,044)
01/20/2022	HSBC Bank plc	USD	116,932	IDR	1,670,000,000	116,440	492
United States Dollar/Japanese Yen
11/10/2021	Barclays Bank plc	USD	59,888	JPY	6,552,118	57,492	2,396
11/10/2021	Citibank N.A.	USD	14,342	JPY	1,575,839	13,827	515
11/10/2021	HSBC Bank plc	USD	682,523	JPY	77,410,188	679,239	3,284
11/10/2021	JPMorgan Chase Bank N.A.	USD	429,366	JPY	46,845,266	411,046	18,320
11/10/2021	Royal Bank of Canada	USD	291,244	JPY	32,021,516	280,974	10,270
11/12/2021	JPMorgan Chase Bank N.A.	USD	1,806,154	JPY	205,629,000	1,804,324	1,830
12/20/2021	Goldman Sachs & Co.	USD	1,154,109	JPY	131,000,000	1,150,058	4,051
12/20/2021	HSBC Bank plc	USD	455,013	JPY	50,000,000	438,953	16,060
01/26/2022	Barclays Bank plc	USD	2,441,166	JPY	278,000,000	2,441,875	(709)
United States Dollar/Malaysian Ringgit
01/14/2022	Goldman Sachs & Co.	USD	32,590	MYR	136,000	32,745	(155)
United States Dollar/Mexican Peso
12/14/2021	Goldman Sachs & Co.	USD	434,542	MXN	8,950,000	432,000	2,542
01/18/2022	HSBC Bank plc	USD	124,725	MXN	2,560,000	122,887	1,838
United States Dollar/New Russian Ruble
12/10/2021	Goldman Sachs & Co.	USD	13,516	RUB	1,000,000	14,023	(507)
12/20/2021	JPMorgan Chase Bank N.A.	USD	153,054	RUB	11,400,000	159,436	(6,382)
01/20/2022	Goldman Sachs & Co.	USD	60,283	RUB	4,340,000	60,229	54
United States Dollar/New Taiwan Dollar
11/05/2021	Citibank N.A.	USD	293,258	TWD	8,100,000	291,226	2,032
11/24/2021	HSBC Bank plc	USD	280,337	TWD	7,776,000	279,734	603
12/01/2021	HSBC Bank plc	USD	524,552	TWD	14,531,501	522,951	1,601
12/06/2021	HSBC Bank plc	USD	378,552	TWD	10,461,000	376,574	1,978
12/08/2021	HSBC Bank plc	USD	528,762	TWD	14,639,019	527,037	1,725
12/08/2021	Royal Bank of Canada	USD	4,302,369	TWD	121,000,000	4,356,269	(53,900)
12/09/2021	Goldman Sachs & Co.	USD	311,683	TWD	8,592,480	309,367	2,316
12/09/2021	Royal Bank of Canada	USD	4,266,936	TWD	120,000,000	4,320,524	(53,588)
12/20/2021	Citibank N.A.	USD	1,616,488	TWD	45,120,000	1,625,584	(9,096)
01/20/2022	Goldman Sachs & Co.	USD	1,222,733	TWD	33,800,000	1,220,304	2,429
01/24/2022	Goldman Sachs & Co.	USD	1,223,042	TWD	33,800,000	1,220,666	2,376
United States Dollar/New Zealand Dollar
12/14/2021	Barclays Bank plc	USD	436,190	NZD	609,000	436,124	66
United States Dollar/Norwegian Krone
11/12/2021	Citibank N.A.	USD	1,376,916	NOK	11,580,000	1,370,714	6,202
United States Dollar/Peruvian Nouveau Sol
01/20/2022	JPMorgan Chase Bank N.A.	USD	39,693	PEN	158,000	39,476	217
United States Dollar/Polish Zloty
12/14/2021	Citibank N.A.	USD	798,190	PLN	3,170,000	793,870	4,320
United States Dollar/Romanian Leu
01/18/2022	HSBC Bank plc	USD	43,024	RON	184,000	42,750	274
United States Dollar/South African Rand
11/10/2021	Goldman Sachs & Co.	USD	3,487,670	ZAR	52,066,461	3,405,657	82,013
11/10/2021	HSBC Bank plc	USD	940,612	ZAR	13,692,277	895,609	45,003
01/12/2022	Barclays Bank plc	USD	1,022,165	ZAR	15,400,000	999,155	23,010
01/12/2022	Goldman Sachs & Co.	USD	274,049	ZAR	4,194,600	272,146	1,903
01/18/2022	Goldman Sachs & Co.	USD	91,991	ZAR	1,360,000	88,166	3,825

See accompanying Notes to Financial Statements.

2021 Annual Report	21

Statement of Investments (continued)

October 31, 2021

Aberdeen Global Absolute Return Strategies Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/South Korean Won
11/10/2021	HSBC Bank plc	USD	92,089	KRW	106,375,751	$ 90,579	$ 1,510
12/14/2021	Goldman Sachs & Co.	USD	435,940	KRW	511,000,000	434,873	1,067
United States Dollar/Swedish Krona
11/12/2021	Barclays Bank plc	USD	1,354,305	SEK	11,870,000	1,382,299	(27,994)
United States Dollar/Swiss Franc
11/10/2021	HSBC Bank plc	USD	150,520	CHF	139,451	152,337	(1,817)
11/10/2021	JPMorgan Chase Bank N.A.	USD	200,593	CHF	181,042	197,772	2,821
11/10/2021	Royal Bank of Canada	USD	1,781	CHF	1,629	1,780	1
11/12/2021	Citibank N.A.	USD	382,192	CHF	356,000	388,919	(6,727)
11/12/2021	Goldman Sachs & Co.	USD	1,420,115	CHF	1,320,000	1,442,059	(21,944)
12/20/2021	Goldman Sachs & Co.	USD	1,604,170	CHF	1,483,100	1,622,274	(18,104)
01/25/2022	Goldman Sachs & Co.	USD	2,413,384	CHF	2,220,000	2,431,038	(17,654)
United States Dollar/Thai Baht
12/14/2021	Goldman Sachs & Co.	USD	532,330	THB	17,700,000	533,273	(943)
01/18/2022	Goldman Sachs & Co.	USD	67,106	THB	2,240,000	67,479	(373)
						$91,029,732	$ 223,940

At October 31, 2021, the Fund's open forward foreign cross currency contracts were as follows:

Purchase / Sale Settlement Date	Counterparty	Amount Purchased		Amount Sold		Contract Value	Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar / New Zealand Dollar
12/06/2021	JPMorgan Chase Bank N.A.	AUD	762,093	NZD	793,800	$ 561,357	$ 566,162	$ 4,805
12/06/2021	Goldman Sachs & Co.	AUD	13,141,175	NZD	13,920,000	9,635,324	9,551,944	(83,380)
12/01/2021	JPMorgan Chase Bank N.A.	AUD	793,271	NZD	826,200	584,323	589,315	4,992
							$10,707,421	$ (73,583)
Unrealized appreciation on forward foreign currency exchange contracts								$ 731,411
Unrealized depreciation on forward foreign currency exchange contracts								$(596,020)

*  Certain contracts with different trade dates and like characteristics have been shown net.

At October 31, 2021, the Fund held the following centrally cleared credit default swaps:

Expiration Date	Notional Amount	Credit Index	Fixed Rate	Implied Credit Spread*	Frequency of Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
Buy Protection:
12/20/2026	3,900,000	iTraxx Europe Crossover	Equal to (5.00)%	N/A	Quarterly	$ (517,572)	$ (531,138)	$(13,566)
12/20/2026	3,900,000	iTraxx Europe Crossover	Equal to (5.00)%	N/A	Quarterly	(510,690)	(531,138)	(20,448)
						$(1,028,262)	$(1,062,276)	$(34,014)

See accompanying Notes to Financial Statements.

22	2021 Annual Report

Statement of Investments (continued)

October 31, 2021

Aberdeen Global Absolute Return Strategies Fund

Expiration Date	Notional Amount	Credit Index	Fixed Rate	Implied Credit Spread*	Frequency of Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
Sell Protection:
12/20/2026	1,641,210	CDX.NA.HY	Equal to 5.00%	3.04%	Quarterly	$ 159,058	$ 157,053	$ (2,005)
12/20/2026	5,960,000	CDX.NA.HY	Equal to 5.00%	3.04%	Quarterly	511,958	570,333	58,375
12/20/2026	2,304,000	iTraxx Europe Crossover	Equal to 5.00%	2.62%	Quarterly	323,574	313,780	(9,794)
12/20/2026	8,990,000	iTraxx Europe Crossover	Equal to 5.00%	2.62%	Quarterly	1,112,294	1,224,340	112,046
12/20/2026	652,000	iTraxx Europe Sub Financials	Equal to 1.00%	1.13%	Quarterly	(4,970)	(4,067)	903
12/20/2026	2,640,000	iTraxx Europe Sub Financials	Equal to 1.00%	1.13%	Quarterly	(26,819)	(16,468)	10,351
						$2,075,095	$2,244,971	$169,876

*	Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swaps agreements on corporate issues or sovereign issues and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made prior to entering into the agreement. For credit default swap with asset-backed securities or credit indices as the underlying assets, the quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At October 31, 2021, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Frequency of Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
GBP	636,000	01/15/2026	Receive	12-month UK RPI	3.35%	Annually	$ 66,583	$ 74,701	$ 8,118
GBP	186,500	01/15/2026	Receive	12-month UK RPI	3.35%	Annually	21,415	22,027	612
GBP	31,700	01/15/2026	Receive	12-month UK RPI	3.35%	Annually	3,619	3,723	104
GBP	284,750	01/15/2026	Receive	12-month UK RPI	3.35%	Annually	19,021	33,445	14,424
GBP	140,250	01/15/2026	Receive	12-month UK RPI	3.35%	Annually	9,861	16,473	6,612
GBP	487,000	01/15/2026	Receive	12-month UK RPI	3.35%	Annually	45,640	57,201	11,561
EUR	492,184	03/15/2026	Receive	12-month Euro CPI	1.33%	Annually	–	30,270	30,270
EUR	268,604	03/15/2026	Receive	12-month Euro CPI	1.44%	Annually	–	14,742	14,742
EUR	492,185	03/15/2026	Receive	12-month Euro CPI	1.37%	Annually	–	28,984	28,984
EUR	492,184	03/15/2026	Receive	12-month Euro CPI	1.38%	Annually	–	28,682	28,682
EUR	492,185	03/15/2026	Receive	12-month Euro CPI	1.38%	Annually	–	28,757	28,757
EUR	492,184	03/15/2026	Receive	12-month Euro CPI	1.39%	Annually	–	28,530	28,530
EUR	402,906	03/15/2026	Receive	12-month Euro CPI	1.41%	Annually	–	22,797	22,797
EUR	402,906	03/15/2026	Receive	12-month Euro CPI	1.41%	Annually	–	22,734	22,734
EUR	402,905	03/15/2026	Receive	12-month Euro CPI	1.44%	Annually	–	22,175	22,175
EUR	268,604	03/15/2026	Receive	12-month Euro CPI	1.44%	Annually	–	14,784	14,784
EUR	268,603	03/15/2026	Receive	12-month Euro CPI	1.43%	Annually	–	14,825	14,825
EUR	436,250	03/15/2026	Receive	12-month Euro CPI	1.47%	Annually	–	23,068	23,068
EUR	17,100,000	10/15/2026	Receive	12-month Euro CPI	1.97%	Annually	–	43,986	43,986
GBP	724,000	10/15/2026	Receive	12-month UK RPI	4.38%	Annually	12,107	14,655	2,548
GBP	602,000	11/15/2029	Receive	12-month UK RPI	3.47%	Annually	55,303	64,961	9,658
GBP	126,060	11/15/2029	Receive	12-month UK RPI	3.47%	Annually	5,814	13,603	7,789
GBP	127,970	11/15/2029	Receive	12-month UK RPI	3.47%	Annually	6,487	13,808	7,321

See accompanying Notes to Financial Statements.

2021 Annual Report	23

Statement of Investments (continued)

October 31, 2021

Aberdeen Global Absolute Return Strategies Fund

Currency	Notional Amount	Expiration Date	Receive(Pay) Floating Rate	Floating Rate Index	Fixed Rate	Frequency of Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
GBP	127,970	11/15/2029	Receive	12-month UK RPI	3.47%	Annually	$ 7,387	$ 13,809	$ 6,422
GBP	516,000	11/15/2029	Receive	12-month UK RPI	3.47%	Annually	(16,912)	55,681	72,593
GBP	355,000	11/15/2029	Receive	12-month UK RPI	3.47%	Annually	(15,053)	38,307	53,360
USD	35,500	09/02/2050	Receive	12-month CPI	2.06%	Annually	—	6,882	6,882
USD	35,500	09/02/2050	Receive	12-month CPI	2.06%	Annually	—	6,850	6,850
EUR	685,000	06/25/2051	Receive	6-month EURIBOR	0.46%	Semiannually	—	(39,710)	(39,710)
EUR	685,000	06/25/2051	Receive	6-month EURIBOR	0.46%	Semiannually	—	(38,900)	(38,900)
EUR	5,480,000	10/14/2051	Receive	6-month EURIBOR	0.62%	Semiannually	—	(610,550)	(610,550)
							$221,272	$ 71,300	$ (149,972)
GBP	1,865,000	01/15/2026	Pay	12-month UK RPI	3.35%	Annually	$ —	$ (220,271)	$ (220,271)
GBP	1,865,000	01/15/2026	Pay	12-month UK RPI	3.35%	Annually	—	(219,053)	(219,053)
EUR	23,370	03/15/2026	Pay	12-month Euro CPI	1.43%	Annually	(298)	(1,290)	(992)
EUR	15,580	03/15/2026	Pay	12-month Euro CPI	1.43%	Annually	(198)	(860)	(662)
EUR	38,950	03/15/2026	Pay	12-month Euro CPI	1.43%	Annually	(506)	(2,150)	(1,644)
MXN	8,821,913	07/29/2026	Pay	28 Day TIIE	6.35%	Monthly	—	(20,631)	(20,631)
MXN	4,389,523	07/30/2026	Pay	28 Day TIIE	6.32%	Monthly	—	(10,523)	(10,523)
MXN	4,389,523	07/30/2026	Pay	28 Day TIIE	6.33%	Monthly	—	(10,436)	(10,436)
MXN	8,753,327	07/30/2026	Pay	28 Day TIIE	6.31%	Monthly	—	(21,203)	(21,203)
MXN	26,345,714	07/31/2026	Pay	28 Day TIIE	6.38%	Monthly	—	(58,423)	(58,423)
MXN	217,000,000	10/07/2026	Pay	28 Day TIIE	7.18%	Monthly	—	(149,883)	(149,883)
GBP	7,240,000	10/15/2026	Pay	12-month UK RPI	4.38%	Annually	—	(146,550)	(146,550)
GBP	2,790,000	11/15/2029	Pay	12-month UK RPI	3.47%	Annually	—	(301,063)	(301,063)
EUR	2,025,000	06/25/2031	Pay	6-month EURIBOR	0.10%	Semiannually	—	(36,015)	(36,015)
EUR	2,025,000	06/25/2031	Pay	6-month EURIBOR	0.10%	Semiannually	—	(37,308)	(37,308)
EUR	15,600,000	10/14/2031	Pay	6-month EURIBOR	0.29%	Semiannually	—	17,357	17,357
GBP	2,930,000	10/15/2031	Pay	12-month UK RPI	4.13%	Annually	—	(32,697)	(32,697)
USD	35,500	09/02/2050	Pay	12-month CPI	2.06%	Annually	955	(6,882)	(7,837)
USD	35,500	09/02/2050	Pay	12-month CPI	2.06%	Annually	991	(6,850)	(7,841)
EUR	59,900	06/25/2051	Pay	6-month EURIBOR	0.46%	Semiannually	2,404	3,599	1,195
							$ 3,348	$(1,261,132)	$(1,264,480)
							$224,620	$(1,189,832)	$(1,414,452)

At October 31, 2021, the Fund held the following over-the-counter total return swaps:

Currency	Notional Amount	Expiration Date	Receive (Pay) Total Return of Equity Index	Equity Security	Floating Rate Index	Frequency of Payments Made	Value	Unrealized Appreciation/ (Depreciation)
USD	360,239	12/17/2021	Receive	MSCI China A Index	1-month LIBOR	Monthly	$ 4,849	$ 4,849
USD	2,628,965	01/25/2022	Receive	MSCI China A Index	1-month LIBOR	Monthly	(36,511)	(36,511)
								$(31,662)

See accompanying Notes to Financial Statements.

24	2021 Annual Report

Statement of Investments (continued)

October 31, 2021

Aberdeen Global Absolute Return Strategies Fund

At October 31, 2021, the Fund held the following purchased options:

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Cost	Value	Unrealized Value
CALL OPTIONS PURCHASED (0.0%)
Index Options (0.0%)
CBOE Volatility Index	11/17/2021	22	28	61,600	$13,356	$ 3,024	$ (10,332)
CBOE Volatility Index	11/17/2021	26	3	7,800	1,034	210	(824)
CBOE Volatility Index	12/22/2021	20	23	46,000	11,442	7,820	(3,622)
CBOE Volatility Index	12/22/2021	25	2	5,000	713	440	(273)
CBOE Volatility Index	01/19/2022	27	39	105,300	15,463	10,530	(4,933)
CBOE Volatility Index	01/19/2022	33	5	16,500	1,473	1,000	(473)
CBOE Volatility Index	02/16/2022	26	25	65,000	8,913	8,750	(163)
						$31,774	$(20,620)
PUT OPTIONS PURCHASED (0.0%)
Index Options (0.0%)
CAC 40 Index	11/19/2021	6,000	2	120,000	$ 206	$ 206	$ –
DAX Index	11/19/2021	14,150	1	70,750	135	135	–
FTSE 100 Index	11/19/2021	6,575	1	65,750	104	104	–
Nikkei 225 Future	11/12/2021	27,375	1	27,375,000	910	910	–
S&P 500 Index	11/19/2021	4,050	1	405,000	452	452	–
S&PASX 200 Index	11/18/2021	6,650	4	266,000	169	169	–
						$ 1,976	$ –

At October 31, 2021, the Fund held the following written options:

Description	Notional Amount	Cost	Value	Unrealized Value
CALL OPTIONS WRITTEN (0.1%)
Swaptions (0.1%)
10 year Interest Rate Swap Call, expiring 11/5/2021, Pay 0.45%, Receive 3-month LIBOR	(1,235,000)	$ (5,557)	$ –	$ 5,557
10 year Interest Rate Swap Call, expiring 3/28/2022, Pay 0.45%, Receive 3-month LIBOR	(1,200,000)	(5,500)	(4,837)	663
10 year Interest Rate Swap Call, expiring 4/12/2022, Pay 0.45%, Receive 3-month LIBOR	(18,150,000)	(80,084)	(99,993)	(19,909)
			$(104,830)	$(13,689)

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Cost	Value	Unrealized Value
PUT OPTIONS WRITTEN (0.2%)
Index Options (0.1%)
CAC 40 Index	11/19/2021	6,000	(2)	(120,000)	$ (1,462)	$ (145)	$ 1,317
CAC 40 Index	12/17/2021	6,300	(13)	(819,000)	(7,690)	(6,234)	1,456
DAX Index	11/19/2021	14,150	(1)	(70,750)	(1,026)	(112)	914
DAX Index	12/17/2021	14,500	(12)	(870,000)	(7,573)	(7,573)	–
FTSE 100 Index	11/19/2021	6,575	(1)	(65,750)	(746)	(82)	664
FTSE 100 Index	12/17/2021	6,700	(11)	(737,000)	(5,252)	(4,591)	661
Nikkei 225 Future	11/12/2021	27,375	(1)	(27,375,000)	(2,287)	(869)	1,418
Nikkei 225 Future	12/10/2021	26,625	(6)	(159,750,000)	(10,139)	(11,581)	(1,442)
S&P 500 Index	11/19/2021	4,050	(1)	(405,000)	(4,840)	(410)	4,430
S&P 500 Index	11/30/2021	4,080	(3)	(1,224,000)	(13,766)	(2,340)	11,426
S&P 500 Index	12/17/2021	4,250	(7)	(2,795,000)	(22,760)	(22,760)	–
S&P 500 Index	12/31/2021	3,885	(3)	(1,165,500)	(16,436)	(4,755)	11,681

See accompanying Notes to Financial Statements.

2021 Annual Report	25

Statement of Investments (concluded)

October 31, 2021

Aberdeen Global Absolute Return Strategies Fund

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Cost	Value	Unrealized Value
S&PASX 200 Index	11/18/2021	6,650	(4)	(266,000)	$ (1,356)	$ (328)	$ 1,028
S&PASX 200 Index	12/16/2021	6,875	(29)	(1,993,750)	(6,083)	(11,824)	(5,741)
						$(73,604)	$27,812

Description	Notional Amount	Cost	Value	Unrealized Value
Swaptions (0.1%)
10 year Interest Rate Swap Put, expiring 11/5/2021, Pay 3-month LIBOR, Receive 0.67%	(1,235,000)	$ (8,213)	$ –	$ 8,213
10 year Interest Rate Swap Put, expiring 3/28/2022, Pay 3-month LIBOR, Receive 0.54%	(1,200,000)	(6,500)	(5,838)	662
10 year Interest Rate Swap Put, expiring 4/12/2022, Pay 3-month LIBOR, Receive 0.57%	(18,150,000)	(103,231)	(85,942)	17,289
			$ (91,780)	$26,164
			$(165,384)	$53,976

See accompanying Notes to Financial Statements.

26	2021 Annual Report

Aberdeen Intermediate Municipal Income Fund (Unaudited)

Aberdeen Intermediate Municipal Income Fund returned 3.90% (institutional class shares net of fees) for the 12-month reporting period ended October 31, 2021, versus the 2.33% return of its benchmark, the ICE Bank of America (BofA) 1-22 Year U.S. Municipal Securities Index, during the same period.

Market/economic review

The overall U.S. municipal (muni) bond market generated a positive return during the reporting period, with the Bloomberg Municipal Bond Index,1 a broad municipal bond market benchmark, gaining 2.64%, while the corporate taxable bond market, as measured by the Bloomberg U.S. Aggregate Bond Index,2 returned –0.48%.

Both the muni and taxable bond markets faced headwinds from rising interest rates. They moved higher as the economy rebounded from its pandemic-induced downturn, inflation increased and the U.S. Federal Reserve (Fed) indicated that it would soon begin tapering back its accommodative monetary policy. While the muni market generated positive returns during eight of the 12 months of the reporting period, a portion of its gains were given back during several periods of weakness.

Fund performance

The Fund outperformed its benchmark, the ICE BofA 1-22 Year Municipal Securities Index, over the 12-month period ended October 31, 2021. The Fund's relatively lower credit-quality positioning was a tailwind for results, as certain medium-grade (BBB-), high-grade (A-) and not-rated3 securities outperformed. We continue to focus on adding what we believe is prudent yield to the Fund without taking on significant duration4 risk, while we are targeting overall strong credit quality. Fund performance also was enhanced by allocations to the hospitals, mass/rapid transit, charter schools and senior housing bond sectors. On the downside, the Fund's positions in state general obligation, toll roads, income tax financing and airport bond sectors detracted from performance.

Market outlook

Following the recent passage of the Infrastructure Investment and Jobs Act, which includes more than $500 billion in new infrastructure spending, we have become slightly more optimistic on municipal credit fundamentals and overall performance. The bill did not contain some key measures that would have resulted in possible headwinds to municipal performance in 2022, such as reintroduction of advanced refunding, which could have resulted in a substantial uptick in supply. Additionally, we believe the increase in federal spending on infrastructure should lighten the load for both state and local municipalities as they pay for infrastructure needs. However, despite our near-term optimism, we believe that prudent investors should still exercise caution with a broad-based approach to the space, as the potential passage of the Build Back Better bill, which focuses more on social infrastructure spending, could yet result in headwinds to municipal performance as we get into the next year. Additionally, the threat of more persistent inflation and a change to Fed policy remains a risk to fixed income further out on the yield curve.

We maintain our expectation for a slight supply pickup in the fourth quarter of 2021, which could continue into 2022, although not to the degree it could have if issuers had been able to make use of tax-exempt advanced refunding. The recent passage of a $1.2 trillion infrastructure agreement should only modestly increase muni supply over the medium term, in our opinion. While this uptick in supply could create a slight headwind for the space, we expect municipal demand to remain positive through much of the first quarter of 2022.

Despite strong municipal fundamentals and near-term technicals that seem rather sanguine, we expect the Treasury yield curve to continue to steepen and shift upward as the Fed rolls back quantitative easing and looks to start tightening rates. This could continue to put pressure on the municipal curve to shift, thus hampering total returns. Nonetheless, we believe short-term muni rates will remain anchored at the front end of the yield curve, with a steepening curve into 2022 until the Fed signals an interest-rate hike. However, it is worth noting that, as of the end of the reporting period, nine of the 18 Federal Open Market Committee (FOMC) participants expect an interest-rate hike in 2022, and the markets have priced in a rate increase in June/July 2022.

For these reasons, while we expect the fundamental backdrop for municipalities to remain largely favorable and near-term technicals to remain slightly bullish, we believe overall muni market performance could be pressured should inflation persist. We still see opportunities in select issuers that we believe will benefit as the economy continues to rebound, particularly in sectors such as higher education, transportation, and senior living. In terms of yield-curve positioning, we still believe that retaining the Fund's conservative weighting maintains a more stable net asset value (NAV) headed into what could be a higher interest-rate environment. With a relatively shorter duration to the benchmark, we believe that the Fund should be insulated from sharp movements in its NAV.

1	The Bloomberg Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.
3	S&P Global Ratings' credit ratings express the agency's opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency's opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
4	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

2021 Annual Report	27

Aberdeen Intermediate Municipal Income Fund (Unaudited) (concluded)

Against this backdrop, we expect to maintain the Fund's credit mix in an effort to maintain a high distribution yield5 and hedge some risks to the various outcomes that we see on the horizon. Additionally, we do not expect to extend the Fund's duration significantly over the medium term. However, given the market's short-term dynamics, the Fund's duration may increase somewhat, reflecting the impact of the additions of positions in credits that we believe will provide opportunistic investments.

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 2.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

Please read the prospectus for more detailed information regarding these and other risks.

5	The distribution yield reflects the amounts that may be expected to be distributed over the next 12 months as a percentage of the fund's share price on a particular date.

28	2021 Annual Report

Aberdeen Intermediate Municipal Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2021)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	3.62%	2.28%	2.77%
	w/SC2	1.03%	1.76%	2.52%
Class C	w/o SC	2.87%	1.53%	2.01%
	w/SC3	1.87%	1.53%	2.01%
Institutional Service Class[4]	w/o SC	3.90%	2.52%	3.03%
Institutional Class[4,5]	w/o SC	3.90%	2.55%	3.04%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect such investment policy. An unaffiliated party served as the subadviser for the Fund from June 23, 2008 to February 27, 2011. Please consult the Fund's prospectus for more detail.
2	A 2.50% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge. Returns before the first offering of the Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
5	Effective February 25, 2013, all Class D shares of the Fund were converted into Institutional Class shares of the Fund.

Performance of a $10,000 Investment (as of October 31, 2021)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Intermediate Municipal Income Fund, the ICE BofA 1-22 Year U.S. Municipal Securities Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2021. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ICE BofA 1-22 Year U.S. Municipal Securities Index is a subset of the ICE BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The ICE BofA U.S. Municipal Securities Index tracks the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2021 Annual Report	29

Aberdeen Intermediate Municipal Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Municipal Bonds	98.8%
Short-Term Investment	0.1%
Other Assets in Excess of Liabilities	1.1%
100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	9.1%
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A 12/15/2034	4.0%
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.) 03/01/2030	3.3%
Metropolitan Government Nashville & Davidson Health & Educational Facilities Revenue Bonds (Trevecca Nazarene University Project) 10/01/2041	2.4%
Metropolitan Transportation Authority Revenue Bonds, Series C-1 11/15/2027	2.2%
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D 12/15/2026	2.2%
State Health & Educational Facilities Authority Revenue Bonds, Series F 07/01/2027	2.1%
Ohio Higher Educational Facility Commission Revenue Bonds 07/01/2030	2.1%
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A 05/15/2023	2.1%
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A 02/15/2042	1.9%
Other	68.6%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top States
Texas	18.3%
New York	14.8%
Florida	9.7%
New Jersey	5.1%
Tennessee	4.9%
Wisconsin	4.5%
Pennsylvania	4.0%
Michigan	3.8%
California	3.6%
Maryland	3.3%
Other	28.0%
100.0%

30	2021 Annual Report

Statement of Investments

October 31, 2021

Aberdeen Intermediate Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (98.8%)
Alabama (1.7%)
Black Belt Energy Gas District Revenue Bonds, Series A, 4.00%, 08/01/2047 (a)	$1,000,000	$ 1,020,200
California (3.6%)
Bay Area Toll Authority Revenue Bonds, Series A, 2.95%, 04/01/2047 (a)	350,000	378,245
Los Angeles Community College District General Obligation Unlimited Bonds, Series I, 4.00%, 08/01/2029	400,000	461,704
M-S-R Energy Authority Gas Revenue Bonds Series B, 6.13%, 11/01/2029	490,000	604,105
Series A, 6.50%, 11/01/2039	500,000	780,737
		2,224,791
Colorado (0.3%)
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Aspen View Academy), 4.00%, 05/01/2041	170,000	186,905
Connecticut (2.1%)
State Health & Educational Facilities Authority Revenue Bonds, Series F, 5.00%, 07/01/2027	1,135,000	1,309,396
District of Columbia (1.0%)
Washington Convention & Sports Authority Revenue Bonds, Series A, 5.00%, 10/01/2030	500,000	602,445
Florida (9.7%)
City of Lakeland Revenue Bonds, Series B, AMT, 5.00%, 10/01/2028	565,000	691,050
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	1,016,025
Florida Development Finance Corp. Revenue Bonds (Glenridge On Palmer Ranch), 5.00%, 06/01/2035	225,000	258,996
Florida Development Finance Corp. Revenue Bonds (Global Outreach Charter AC), Series A, 4.00%, 06/30/2041 (b)	765,000	821,372
Florida Development Finance Corp. Revenue Bonds (Imagine School at Broward), 5.00%, 12/15/2039 (b)	500,000	578,190
Palm Beach County Educational Facilities Authority Revenue Bonds (Palm Beach Atlantic University, Inc.) 4.00%, 10/01/2027	260,000	294,554
4.00%, 10/01/2028	270,000	308,814
Palm Beach County Revenue Bonds (Provident Group – LU Properties LLC – LYNN University Housing Project), Series A, 5.00%, 06/01/2057 (b)	600,000	699,808
Polk County Industrial Development Authority Revenue Bonds (Carpenter's Home Estates, Inc. Project), 5.00%, 01/01/2039	160,000	176,760
St Johns County Industrial Development Authority Revenue Bonds (Vicar's Landing Project), 4.00%, 12/15/2041	750,000	815,690

	Shares or Principal Amount	Value (US$)
Volusia County Educational Facility Authority Revenue Bonds, Series B, 5.00%, 10/15/2023	$ 250,000	$ 272,339
		5,933,598
Georgia (1.4%)
Development Authority of Monroe County Revenue Bonds (Georgia Power Co.), VRDN, 0.10%, 11/01/2048 (a)	500,000	500,000
Main Street Natural Gas, Inc. Revenue Bonds, Series A, 5.00%, 05/15/2035	250,000	336,700
		836,700
Hawaii (1.1%)
City & County Honolulu HI Wastewater System Revenue Bonds, Series A, 5.00%, 07/01/2047	560,000	669,227
Illinois (1.7%)
Illinois Finance Authority Revenue Bonds (Plymouth Place Obligated Group), 5.00%, 05/15/2041	200,000	234,012
State of Illinois General Obligation Unlimited Bonds, Series D, 5.00%, 11/01/2021	815,000	815,000
		1,049,012
Indiana (1.3%)
Indiana Finance Authority Revenue Bonds (Earlham College, Inc.), 5.00%, 10/01/2032	750,000	791,538
Kentucky (0.9%)
Kentucky Public Energy Authority Revenue Bonds, Series A, 4.00%, 04/01/2048 (a)	500,000	537,736
Louisiana (2.1%)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (Glen Retirement System), Series A 5.00%, 01/01/2022	160,000	160,267
5.00%, 01/01/2023	170,000	171,963
Louisiana Public Facilities Authority Revenue Bonds, (Pre-refunded @ $100, 05/15/2026), 3.00%, 05/15/2031	10,000	10,946
New Orleans Aviation Board Revenue Bonds (Louis Armstrong International Airport), 5.00%, 01/01/2028	500,000	616,393
New Orleans Aviation Board Revenue Bonds (Parking Facilities Corp.), 5.00%, 10/01/2027	250,000	305,785
		1,265,354
Maryland (3.3%)
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 1.00%, 03/01/2030 (a)	2,000,000	2,000,000
Massachusetts (1.0%)
Massachusetts Development Finance Agency Revenue Bonds, Series A, 5.00%, 07/01/2036	500,000	608,050

See accompanying Notes to Financial Statements.

2021 Annual Report	31

Statement of Investments (continued)

October 31, 2021

Aberdeen Intermediate Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Michigan (3.8%)
Flint Hospital Building Authority Revenue Bonds 4.00%, 07/01/2035	$ 1,000,000	$ 1,143,398
4.00%, 07/01/2038	750,000	850,940
Michigan Finance Authority Revenue Bonds (Cesar Chavez Academy), 3.25%, 02/01/2024	295,000	300,967
		2,295,305
Mississippi (1.5%)
Mississippi Business Finance Corp. Revenue Bonds (Mississippi Power Co.), AMT, 0.08%, 07/01/2025 (a)	900,000	900,000
Missouri (0.4%)
Plaza at Noah's Ark Community Improvement District Revenue Bonds, 3.00%, 05/01/2022	60,000	60,301
State Health & Educational Facilities Authority Revenue Bond (Bethesda Health Group, Inc.), 4.00%, 08/01/2036	165,000	192,816
		253,117
New Hampshire (1.0%)
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College) 5.00%, 08/01/2035	250,000	304,214
5.00%, 08/01/2036	245,000	297,840
		602,054
New Jersey (5.1%)
New Jersey Educational Facilities Authority Revenue Bonds (The College of New Jersey) Series F (Pre-refunded @ $100, 07/01/2026), 4.00%, 07/01/2033	70,000	80,591
Series F, 4.00%, 07/01/2033	30,000	33,417
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.00%, 12/15/2034	2,000,000	2,440,573
Newark Housing Authority Revenue Bonds (Newark Redevelopment Project), 4.00%, 01/01/2037	500,000	552,442
		3,107,023
New York (14.8%)
City of Elmira General Obligation Limited Bonds 5.00%, 07/01/2025 (b)	85,000	97,437
5.00%, 07/01/2033 (b)	625,000	737,964
City of Poughkeepsie General Obligation Limited Bonds, 5.00%, 06/01/2031	145,000	164,704
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A, 5.00%, 02/15/2042	1,000,000	1,176,305
Metropolitan Transportation Authority Revenue Bonds Series C-1, 5.00%, 11/15/2027	1,150,000	1,333,953
Series A-1, 5.00%, 11/15/2027	695,000	813,158
Series A-2, VRN, 5.00%, 11/15/2045 (a)	400,000	505,061
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services), 5.00%, 07/01/2030	1,000,000	1,111,078

	Shares or Principal Amount	Value (US$)
New York City Water & Sewer System Revenue Bonds, Series EE, 5.00%, 06/15/2037	$ 295,000	$ 355,739
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,253,855
New York Transportation Development Corp. Revenue Bonds, AMT, 4.00%, 10/31/2034	250,000	291,095
Port Authority of New York & New Jersey Revenue Bonds, AMT, 5.00%, 07/15/2033	400,000	506,151
Port Authority of New York & New Jersey Revenue Bonds, 5.00%, 10/15/2042	560,000	668,849
		9,015,349
Ohio (2.6%)
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds, 5.00%, 06/01/2055	110,000	123,435
Ohio Air Quality Development Authority Revenue Bonds (Ohio Valley Electric Corp. Project), Series A, 3.25%, 09/01/2029	135,000	143,928
Ohio Higher Educational Facility Commission Revenue Bonds, 4.00%, 07/01/2030	1,095,000	1,306,237
		1,573,600
Pennsylvania (4.0%)
Montgomery County Industrial Development Authority Revenue Bonds (Imagine School at Broward), 4.00%, 12/01/2037	300,000	333,964
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	850,000	1,106,476
School Dist. of the City of Erie, General Obligation Limited Bonds, Series A, (AGM State Aid Withholding), 5.00%, 04/01/2034	825,000	1,024,930
		2,465,370
Puerto Rico (2.1%)
Commonwealth of Puerto Rico General Obligation Unlimited Bonds, Series A, (AGM), 5.25%, 07/01/2024	615,000	620,710
Commonwealth of Puerto Rico Public Improvement General Obligation Unlimited Bonds, (AGC-ICC), 5.50%, 07/01/2022	250,000	252,711
Electric Power Authority Revenue Bonds, Series V, 5.25%, 07/01/2026	100,000	107,070
Highway & Transportation Authority Revenue Bonds, (AGC), 5.50%, 07/01/2031	300,000	337,098
		1,317,589
Rhode Island (1.3%)
Tobacco Settlement Financing Corp. Revenue Bonds, Series B, 4.50%, 06/01/2045	750,000	805,318
South Carolina (1.9%)
City of Rock Hill SC Combined Utility System Revenue Bonds 5.00%, 01/01/2025	500,000	568,377
5.00%, 01/01/2026	500,000	586,165
		1,154,542

See accompanying Notes to Financial Statements.

32	2021 Annual Report

Statement of Investments (concluded)

October 31, 2021

Aberdeen Intermediate Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Tennessee (4.9%)
Knox County Health Educational & Housing Facilities Board Revenue Bonds (University Health System, Inc.), 5.00%, 09/01/2036	$ 500,000	$ 567,394
Metropolitan Government Nashville & Davidson Health & Educational Facilities Revenue Bonds (Trevecca Nazarene University Project) 5.00%, 10/01/2034	360,000	433,434
4.00%, 10/01/2041	1,355,000	1,481,453
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	543,293
		3,025,574
Texas (18.3%)
Arlington Higher Education Finance Corp. Revenue Bonds (Wayside Schools), 4.00%, 08/15/2036	100,000	107,907
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	4,675,000	5,584,992
Matagorda County Navigation District No. 1 Revenue Bonds, Series B-1, 4.00%, 06/01/2030	1,000,000	1,049,229
Port of Beaumont Navigation District of Jefferson County Dock & Wharf Facilities Revenue Bonds (Jefferson Railport Terminal II LLC), 4.00%, 01/01/2050 (b)	1,000,000	1,029,022
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Baylor Scott & White Obligated Group), Series A, 5.00%, 11/15/2029	800,000	948,793
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Texas Health Resources Obligated Group), Series A, 4.00%, 02/15/2036	1,000,000	1,120,726
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	1,140,000	1,318,450
		11,159,119
Utah (1.1%)
Salt Lake City Corp. Airport Revenue Bonds, Series B, 5.00%, 07/01/2042	100,000	119,437
Utah Charter School Finance Authority Revenue Bonds (Scholar Academy), Series A, 4.50%, 04/15/2048 (a)(b)	570,000	578,935
		698,372
Washington (0.3%)
State Housing Finance Commission Revenue Bonds (Transforming Age Project), Series A, 5.00%, 01/01/2024 (b)	180,000	192,404
Wisconsin (4.5%)
Public Finance Authority Revenue Bonds 5.00%, 06/15/2029	530,000	646,195
5.00%, 06/15/2034	425,000	508,445

	Shares or Principal Amount	Value (US$)
Public Finance Authority Revenue Bonds, Series A, 5.00%, 07/01/2038	$ 1,000,000	$ 1,159,935
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Froedtert Health, Inc. Obligated Group), Series 2017 A, 5.00%, 04/01/2035	250,000	296,903
Wisconsin Health & Educational Facilities Authority Revenue Bonds (St. Camillus Health System), 5.00%, 11/01/2021	120,000	120,000
		2,731,478
Total Municipal Bonds		60,331,166
SHORT-TERM INVESTMENT (0.1%)
UNITED STATES (0.1%)
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares	57,413	57,419
Total Short-Term Investment		57,419
Total Investments (Cost $56,222,604) (c)—98.9%		60,388,585
Other Assets in Excess of Liabilities—1.1%		680,915
Net Assets—100.0%		$61,069,500

(a)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

2021 Annual Report	33

Aberdeen Short Duration High Yield Municipal Fund (Unaudited)

Aberdeen Short Duration High Yield Municipal Fund returned 5.18% (Institutional class shares net of fees) for the 12-month reporting period ended October 31, 2021, versus the 0.98% return of its benchmark, the S&P Municipal Bond Short Intermediate Index, and the 6.45% return of its blended secondary benchmark, comprising 30% Bloomberg 1-10 Year Municipal Index/70% Bloomberg 1-10 Year Municipal High Yield Index.

Market/economic review

The overall U.S. municipal (muni) bond market generated a positive return during the reporting period, with the Bloomberg Municipal Bond Index,1 a broad municipal bond market benchmark, gaining 2.64%, while the corporate taxable bond market, as measured by the Bloomberg U.S. Aggregate Bond Index,2 returned –0.48%.

Both the muni and taxable bond markets faced headwinds from rising interest rates. They moved higher as the economy rebounded from its pandemic-induced downturn, inflation increased and the U.S. Federal Reserve (Fed) indicated that it would soon begin tapering back its accommodative monetary policy. While the muni market generated positive returns during eight of the 12 months of the reporting period, a portion of its gains were given back during several periods of weakness.

Fund performance

During the reporting period, the Fund's average weighted maturity and effective duration3 were shorter than that of its blended secondary benchmark, which comprises 30% Bloomberg 1-10 Year Municipal Index/70% Bloomberg 1-10 Year Municipal High Yield Index. This hindered the Fund's relative performance over the period. Although the Fund was slightly overweight investment-grade4 securities, there was a significant underweight to high-quality (AA-rated)5 securities relative to the secondary benchmark. This detracted from performance, as AA securities rallied over the period. In addition, the Fund was underweight to high-yield (B/BB rated) securities, which also rallied throughout the reporting period relative to the secondary benchmark.

Contributors to Fund performance for the reporting period included exposures to higher education, continuing care retirement centers (CCRCs), charter schools and student housing. This was partially offset by positions in economic and industrial development, farebox (mass and rapid transit), school district and sales-tax securities.

During the reporting period, the Fund maintained a roughly 55%/45% allocation mix in high-yield and investment-grade bonds. We believe that this positioning served investors well due to the relatively conservative nature of the strategy, despite high-yield bonds outperforming their investment-grade counterparts, as potential for headwinds persisted throughout much of the year due to COVID concerns.

Market outlook

Following the recent passage of the Infrastructure Investment and Jobs Act, which includes more than $500 billion in new infrastructure spending, we've become slightly more optimistic on municipal credit fundamentals and overall performance. The bill did not contain some key measures that would have resulted in possible headwinds to municipal performance in 2022, such as reintroduction of advanced refunding, which could have resulted in a substantial uptick in supply. Additionally, we believe the increase in federal spending on infrastructure should lighten the load for both state and local municipalities as they pay for infrastructure needs. However, despite our near-term optimism, we believe that prudent investors should still exercise caution with a broad-based approach to the space, as the potential passage of the Build Back Better bill, which focuses more on social infrastructure spending, could yet result in headwinds to municipal performance as we move into 2022. Additionally, the threat of more persistent inflation and a change to Fed policy remains a risk to fixed income as you extend out the yield curve.

We maintain our expectation for a slight supply pickup in the fourth quarter of 2021 that could continue into 2022, although not to the degree it would have if issuers had been able to make use of tax-exempt advanced refunding. The recent passage of a $1.2 trillion infrastructure agreement should only modestly increase muni supply over the medium term, in our opinion. While this uptick in supply could create a slight headwind for the space, we expect municipal demand to remain positive through much of the first quarter of 2022.

Despite strong municipal fundamentals and near-term technicals that seem rather sanguine, we expect the Treasury yield curve to continue to steepen and shift upward as the Fed rolls back quantitative easing and looks to start tightening interest rates. This could continue to put pressure on the municipal curve to shift, thus hampering total returns. This being said, we believe short-term muni rates will remain anchored at the front end of the yield curve, with a steepening curve into 2022 until the Fed signals an interest-rate hike. However, it is

1	The Bloomberg Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment -grade, U.S. dollar-denominated, fixed-rate taxable bond market.
3	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
4	Companies whose bonds are rated as "investment-grade" have a lower chance of defaulting on their debt than those rated as "non-investment-grade." Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB or above are known as investment-grade bonds.
5	S&P Global Ratings' credit ratings express the agency's opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency's opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

34	2021 Annual Report

Aberdeen Short Duration High Yield Municipal Fund (Unaudited) (concluded)

worth noting that, as of the end of the reporting period, nine of the 18 Federal Open Market Committee (FOMC) participants expect an interest-rate hike in 2022, and the markets have priced in a rate increase in June/July 2022.

For these reasons, while we expect the fundamental backdrop for municipalities to remain largely favorable and near-term technicals to remain slightly bullish, we believe overall muni market performance could be pressured should inflation persist. We still see opportunities in select issuers that we believe will benefit as the economy continues to rebound, particularly in sectors such as higher education, transportation and senior living. In terms of yield-curve positioning, we still believe that retaining the Fund's conservative weighting maintains a more stable net asset value (NAV) headed into what could be a higher interest-rate environment. With a relatively shorter duration than the benchmark, we feel the Fund should be insulated from sharp movements in its NAV.

Against this backdrop, we think that shorter-duration and lower-quality credits have the potential to outperform, with yields ticking up in the belly of the yield curve7 as investors try to get ahead of any expected Fed taper. In terms of yield-curve positioning, as we get closer to mid-2022 and have more clarity around an interest-rate hike, we would expect to be paring back duration. Despite the recent increase to the Fund's duration, we believe retaining its conservative positioning relative to benchmark and shortening duration as an interest-rate hike approaches helps to maintain a more stable NAV while also maximizing the yield.

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 2.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss.

Please read the prospectus for more detailed information regarding these and other risks.

7	The "belly" comprises the three- to seven-year segment of the yield curve.

2021 Annual Report	35

Aberdeen Short Duration High Yield Municipal Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2021)		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	4.92%	2.62%	3.22%
	w/SC3	2.26%	2.10%	2.90%
Class C4	w/o SC	5.64%	2.76%	3.30%
	w/SC5	4.64%	2.76%	3.30%
Institutional Class[6]	w/o SC	5.18%	2.88%	3.47%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect the Fund's current investment strategy. Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the "Predecessor Fund"). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies prior to the Fund's adoption of its current investment strategies on February 28, 2019. Please consult the Fund's prospectus for more detail.
2	Predecessor Fund commenced operations on May 31, 2013.
3	A 2.50% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.
4	Class C returns prior to the commencement of operations of Class C (inception date: 12/18/2020) are based on the previous performance of the Fund's Class A shares (inception date 5/31/2013). Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2021)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Short Duration High Yield Municipal Fund, The S&P Municipal Bond Short Intermediate Index, a blended benchmark of 30% Bloomberg Barclays 1-10 Year Municipal Bond

Index/70% Bloomberg Barclays 1-10 Year Municipal High Yield Index (the "Blended Index") and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date.

The Bloomberg Barclays 1-10 Year Municipal Bond Index is an unmanaged index composed of investment-grade municipal bonds with maturity dates of more than one year and less than 10 years.

The Bloomberg Barclays 1-10 Year Municipal High Yield Index is a sub-index of the Bloomberg Barclays Municipal High Yield Bond Index composed of issues with effective maturity dates of 1-10 years and excludes purpose class of Other. The Bloomberg Barclays Municipal High Yield Bond Index is a flagship measure of the non-investment grade and non-rated USD-denominated tax exempt bond market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

36	2021 Annual Report

Aberdeen Short Duration High Yield Municipal Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Municipal Bonds	102.3%
Short-Term Investment	0.1%
Liabilities in Excess of Other Assets	(2.4)%
100.0%

Top Holdings*
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.) 03/01/2030	2.8%
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds 06/01/2055	1.9%
Arizona Industrial Development Authority Revenue Bonds (Legacy Cares, Inc.), Series A 07/01/2030	1.5%
Madison Country Capital Resource Corp. Revenue Bonds (Cazenovia College Project), Series A 09/01/2022	1.5%
New York State Energy Research & Development Authority Revenue Bonds, Series A, AMT, VRDN 12/01/2027	1.4%
Iowa Finance Authority Revenue Bonds, Series B, FRN 05/15/2056	1.2%
Washington State Housing Finance Commission Revenue Bonds (Eliseo Project), Series A 01/01/2031	1.2%
State of New Jersey General Obligation Emergency Bonds, Series A 06/01/2032	1.2%
Indiana Finance Authority Environmental Improvement Revenue Bonds (ArcelorMittal USA, Inc.), VRDN 08/01/2030	1.1%
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A 11/01/2032	1.1%
Port of Port Arthur Navigation District Revenue Bonds, VRDN 11/01/2040	1.1%
Other	84.0%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top States
New York	14.8%
Florida	9.1%
Texas	6.6%
Illinois	5.8%
Georgia	4.7%
Ohio	4.6%
Arizona	4.6%
Mississippi	4.4%
Wisconsin	4.3%
Pennsylvania	4.0%
Other	37.1%
100.0%

2021 Annual Report	37

Statement of Investments

October 31, 2021

Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (102.3%)
Alabama (0.6%)
Alabama Industrial Development Solid Waste Disposal Revenue Bonds (OfficeMax, Inc.), 6.45%, 12/01/2023	$ 750,000	$ 750,931
Health Care Authority for Baptist Health Revenue Bonds, Series D, 5.00%, 11/15/2021	850,000	851,318
Jemison Water & Sewer Revenue Bonds, Series A, 3.50%, 03/01/2026	290,000	302,222
Walker County Economic & Industrial Development Authority Revenue Bonds (Alabama Power Co.), 0.08%, 12/01/2036 (a)	600,000	600,000
		2,504,471
Arizona (4.6%)
Arizona Industrial Development Authority Revenue Bonds (Great Lakes Senior Living Communities LLC Project Third Tier), Series C 5.13%, 01/01/2034 (b)	775,000	691,073
5.13%, 01/01/2035 (b)	815,000	721,378
Arizona Industrial Development Authority Revenue Bonds (Kaizen Education Foundation) 5.00%, 07/01/2022 (b)	385,000	394,847
5.00%, 07/01/2023 (b)	405,000	430,133
Arizona Industrial Development Authority Revenue Bonds (KIPP New York City Public Charter Schools – JEROME Facility Project), Series B 5.00%, 07/01/2027	160,000	183,163
5.00%, 07/01/2028	170,000	193,556
5.00%, 07/01/2029	155,000	175,597
5.00%, 07/01/2030	185,000	208,661
5.00%, 07/01/2031	195,000	218,948
5.00%, 07/01/2032	205,000	229,484
5.00%, 07/01/2033	210,000	234,692
4.00%, 07/01/2034	225,000	241,101
4.00%, 07/01/2035	235,000	251,547
4.00%, 07/01/2036	210,000	224,411
Arizona Industrial Development Authority Revenue Bonds (KIPP New York City Public Charter Schools – MACOMBS Facility Project), Series A 5.00%, 07/01/2027	55,000	64,286
5.00%, 07/01/2028	60,000	71,151
5.00%, 07/01/2029	60,000	72,089
5.00%, 07/01/2030	65,000	78,935
5.00%, 07/01/2031	65,000	80,008
5.00%, 07/01/2032	315,000	386,138
5.00%, 07/01/2033	315,000	384,925
4.00%, 07/01/2034	325,000	364,939
4.00%, 07/01/2035	305,000	341,776
4.00%, 07/01/2036	310,000	346,548
Arizona Industrial Development Authority Revenue Bonds (Legacy Cares, Inc.), Series A 6.75%, 07/01/2030 (b)	6,000,000	6,846,831
5.50%, 07/01/2031 (b)	100,000	107,548
6.00%, 07/01/2051 (b)	800,000	872,097
Arizona Industrial Development Authority Revenue Bonds (Somerset Academy of Las Vegas), 3.00%, 12/15/2031 (b)	655,000	678,920

	Shares or Principal Amount	Value (US$)
Arizona Industrial Development Authority Revenue Refunding Bonds (Doral Academy of Northern Nevada Project) 4.00%, 07/15/2026 (b)	$ 125,000	$ 137,463
4.00%, 07/15/2027 (b)	125,000	139,050
4.00%, 07/15/2028 (b)	185,000	207,358
4.00%, 07/15/2029 (b)	200,000	225,677
4.00%, 07/15/2030 (b)	215,000	240,660
4.00%, 07/15/2031 (b)	215,000	238,417
4.00%, 07/15/2032 (b)	225,000	248,673
4.00%, 07/15/2033 (b)	185,000	203,919
4.00%, 07/15/2034 (b)	185,000	203,239
4.00%, 07/15/2035 (b)	255,000	279,581
4.00%, 07/15/2036 (b)	250,000	273,550
4.00%, 07/15/2037 (b)	275,000	300,304
La Paz County Industrial Development Authority Revenue Bonds (Charter School Solutions), Series A, 5.00%, 02/15/2026 (b)	500,000	546,211
Maricopa County Industrial Development Authority Revenue Bonds (Ottawa University), 5.00%, 10/01/2026 (b)	300,000	317,684
5.13%, 10/01/2030 (b)	425,000	475,631
Maricopa County Industrial Development Authority Revenue Bonds (Paragon Management, Inc.), 4.00%, 07/01/2026 (b)	1,250,000	1,333,740
		20,465,939
Arkansas (1.0%)
Arkansas Development Finance Authority Revenue Bonds (Central Arkansas Radiation Therapy Institute, Inc.) 4.00%, 07/01/2023	105,000	109,225
4.00%, 07/01/2024	100,000	105,887
4.00%, 07/01/2025	140,000	150,259
4.00%, 07/01/2026	185,000	200,860
4.00%, 07/01/2027	220,000	240,812
4.00%, 07/01/2028	230,000	253,393
3.00%, 07/01/2032	350,000	350,518
3.13%, 07/01/2036	360,000	360,442
County of Baxter Hospital Revenue Bonds (Baxter Regional Medical Center), Series A 5.00%, 09/01/2025	1,000,000	1,138,381
5.00%, 09/01/2026	1,490,000	1,737,061
		4,646,838
California (3.0%)
California Municipal Finance Authority Revenue Bonds (Highlands Community Charter and Technical Schools), 4.00%, 11/15/2021 (b)	1,650,000	1,650,598
California Municipal Finance Authority Revenue Bonds (Simpson University), Series A 5.00%, 10/01/2026	40,000	42,312
5.13%, 10/01/2030	1,020,000	1,125,752
California Municipal Finance Authority Revenue Bonds (United Airlines, Inc.), 4.00%, 07/15/2029	3,000,000	3,375,066

See accompanying Notes to Financial Statements.

38	2021 Annual Report

Statement of Investments (continued)

October 31, 2021

Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
California (continued)
California Public Finance Authority Revenue Bonds (Kendal at Sonoma Obligated Group) 2.38%, 11/15/2028 (b)	$ 1,565,000	$ 1,577,856
3.13%, 05/15/2029 (b)	3,075,000	3,105,574
5.00%, 11/15/2036 (b)	410,000	475,900
California Statewide Communities Development Authority Revenue Bonds (Provident Group-Ponoma Properties LLC), Series A, 5.60%, 01/15/2036 (b)	1,900,000	1,977,575
		13,330,633
Colorado (0.5%)
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Aspen View Academy, Inc.) 4.00%, 05/01/2024	150,000	160,122
4.00%, 05/01/2027	65,000	72,292
4.00%, 05/01/2029	145,000	162,945
4.00%, 05/01/2030	120,000	134,961
4.00%, 05/01/2036	175,000	194,485
Colorado Health Facilities Authority Revenue Bonds, Series B 5.00%, 05/15/2028	400,000	427,650
5.00%, 05/15/2028	100,000	104,438
Colorado Health Facilities Authority Revenue Bonds (Frasier Meadows Manor, Inc.) 5.00%, 05/15/2025	320,000	342,120
Series B, 5.00%, 05/15/2029	585,000	625,438
		2,224,451
Connecticut (1.4%)
City of West Haven General Obligation Unlimited Bonds Series A, 5.00%, 11/01/2025	325,000	377,722
Series B, 5.00%, 11/01/2025	240,000	278,933
Series A, 5.00%, 11/01/2026	325,000	387,043
Series B, 5.00%, 11/01/2026	200,000	238,180
Series A, 5.00%, 11/01/2027	635,000	770,695
Series B, 5.00%, 11/01/2027	200,000	242,739
State Health & Educational Facilities Authority Revenue Bond (McLean Affiliates Obligated Group) Series B-2, 2.75%, 01/01/2026 (b)	650,000	654,478
Series B-1, 3.25%, 01/01/2027 (b)	750,000	761,849
Series A, 5.00%, 01/01/2030 (b)	500,000	565,171
State Health & Educational Facilities Authority Revenue Bond (University of Hartford) 5.00%, 07/01/2025	400,000	453,723
5.00%, 07/01/2026	575,000	667,792
5.00%, 07/01/2027	430,000	509,283
5.00%, 07/01/2029	300,000	367,443
		6,275,051
Delaware (0.2%)
Delaware State Economic Development Authority Revenue Bonds (Delmarva Power & Light Co.), 0.08%, 10/01/2029 (a)	900,000	900,000

	Shares or Principal Amount	Value (US$)
Florida (9.1%)
Alachua County Health Facilities Authority Revenue Bonds (Oak Hammock at The University Of Florida, Inc.) 4.00%, 10/01/2022	$ 85,000	$ 87,133
4.00%, 10/01/2023	85,000	89,360
4.00%, 10/01/2024	110,000	118,216
4.00%, 10/01/2025	100,000	109,290
4.00%, 10/01/2026	105,000	116,193
4.00%, 10/01/2027	145,000	161,841
4.00%, 10/01/2028	155,000	173,963
4.00%, 10/01/2029	265,000	297,499
4.00%, 10/01/2030	100,000	111,614
4.00%, 10/01/2031	140,000	155,439
Capital Trust Agency, Inc., Zero Coupon%, 01/01/2024	248,056	—
Capital Trust Agency, Inc. Revenue Bonds (Educational Growth Fund LLC), Series A-1, 3.38%, 07/01/2031 (b)	1,745,000	1,848,486
Capital Trust Agency, Inc. Revenue Bonds (Wonderful Foundations Charter School Holdings LLC), 4.50%, 01/01/2035 (b)	300,000	321,315
Celebration Pointe Community Development District No.1 Special Assessment Revenue Bonds, 4.75%, 05/01/2024	40,000	42,311
City of Atlantic Beach Health Care Facilities Revenue Bonds (Naval Continuing Care Retirement Foundation, Inc.), Series A, 5.00%, 11/15/2021	200,000	200,290
City of Lakeland Revenue Bonds, Series B 4.00%, 10/01/2033	1,095,000	1,317,118
4.00%, 10/01/2034	1,140,000	1,365,681
County of Bay Revenue Bonds (Florida Power & Light Co.), 0.07%, 06/01/2050 (a)	2,000,000	2,000,000
County Of Lake Florida Retirement Facility Revenue Bonds (Waterman Communities, Inc.) Series B-3, 3.38%, 08/15/2026	1,000,000	1,004,561
Series B-2, 3.75%, 08/15/2027	1,500,000	1,506,794
Florida Development Finance Corp. Educational Facilities Revenue Bonds (Imagine School At Broward Project), Series A 4.00%, 12/15/2029 (b)	530,000	581,625
5.00%, 12/15/2034 (b)	530,000	616,862
Florida Development Finance Corp. Educational Facilities Revenue Bonds (Miami Arts Charter School Project), Series A, 5.00%, 06/15/2024 (b)	100,000	98,933
Florida Development Finance Corp. Revenue Bonds (Brightline Trains Florida LLC), Series B, 7.38%, 01/01/2049 (b)	2,000,000	2,155,620
Florida Development Finance Corp. Revenue Bonds (Glenridge on Palmer Ranch Obligated Group) 3.00%, 06/01/2022	115,000	116,026
3.00%, 06/01/2023	115,000	117,647
4.00%, 06/01/2024	105,000	111,153
4.00%, 06/01/2025	110,000	118,195
4.00%, 06/01/2026	110,000	119,532
5.00%, 06/01/2031	300,000	348,288

See accompanying Notes to Financial Statements.

2021 Annual Report	39

Statement of Investments (continued)

October 31, 2021

Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Florida (continued)
Florida Development Finance Corp. Revenue Bonds (Global Outreach Charter Academy Obligated Group), Series A 4.00%, 06/30/2027 (b)	$ 150,000	$ 167,255
4.00%, 06/30/2028 (b)	195,000	219,205
4.00%, 06/30/2029 (b)	205,000	228,415
4.00%, 06/30/2030 (b)	215,000	237,728
4.00%, 06/30/2031 (b)	225,000	247,762
4.00%, 06/30/2036 (b)	625,000	681,779
Florida Development Finance Corp. Revenue Bonds (Mayflower Retirement Center, Inc. Obligated Group) Series A, 4.00%, 06/01/2022 (b)	220,000	223,539
Series A, 4.00%, 06/01/2023 (b)	225,000	234,544
Series A, 4.00%, 06/01/2024 (b)	475,000	506,814
Series A, 4.00%, 06/01/2025 (b)	495,000	539,064
1.75%, 06/01/2026 (b)	1,020,000	1,010,654
2.38%, 06/01/2027 (b)	835,000	821,872
Florida Development Finance Corp. Solid Waste Revenue Bonds (Waste Pro USA, Inc.) 5.00%, 05/01/2029 (b)	2,000,000	2,134,227
5.00%, 08/01/2029 (a)(b)	2,000,000	2,052,380
3.00%, 06/01/2032	3,000,000	3,136,354
Lee County Industrial Development Authority Refunding Revenue Bonds (Shell Point Obligated Group) 4.00%, 11/15/2022	155,000	160,189
4.00%, 11/15/2023	170,000	181,000
4.00%, 11/15/2024	190,000	207,661
4.00%, 11/15/2025	210,000	234,594
4.00%, 11/15/2026	185,000	210,046
4.00%, 11/15/2027	245,000	282,206
4.00%, 11/15/2028	300,000	349,903
4.00%, 11/15/2029	365,000	422,546
4.00%, 11/15/2030	465,000	534,642
4.00%, 11/15/2031	555,000	634,562
4.00%, 11/15/2032	375,000	426,899
Palm Beach County Educational Facilities Authority Revenue Bonds (Palm Beach Atlantic University, Inc.) 4.00%, 10/01/2022	205,000	210,852
4.00%, 10/01/2023	220,000	232,788
4.00%, 10/01/2024	230,000	249,335
4.00%, 10/01/2025	240,000	265,333
4.00%, 10/01/2026	245,000	275,075
Palm Beach County Revenue Bonds (Provident Group – LU Properties LLC – LYNN University Housing Project), Series A 4.25%, 06/01/2031 (b)	1,200,000	1,315,928
5.00%, 06/01/2057 (b)	400,000	466,539
Palm Beach County Revenue Bonds (Provident Group – PBAU Properties LLC – Palm Beach Atlantic University Housing Project), Series A, 5.00%, 04/01/2029 (b)	1,440,000	1,628,613

	Shares or Principal Amount	Value (US$)
Polk County Industrial Development Authority Revenue Bonds (Carpenter's Home Estates, Inc. Project) Series A, 5.00%, 01/01/2029	$ 400,000	$ 450,763
5.00%, 01/01/2039	240,000	265,140
Saint Johns County Industrial Development Authority Revenue Bonds (Life Care Ponte Vedra Obligated Group) 4.00%, 12/15/2021	85,000	85,273
4.00%, 12/15/2022	110,000	113,239
4.00%, 12/15/2023	115,000	121,048
4.00%, 12/15/2024	140,000	150,050
4.00%, 12/15/2025	180,000	195,802
4.00%, 12/15/2026	190,000	208,984
4.00%, 12/15/2027	215,000	238,731
4.00%, 12/15/2028	205,000	229,190
4.00%, 12/15/2029	225,000	252,306
4.00%, 12/15/2030	200,000	222,926
4.00%, 12/15/2031	210,000	233,051
Seminole County Industrial Development Authority Revenue Bonds (Galileo School Foundation, Inc.), Series A 4.00%, 06/15/2024 (b)	130,000	138,489
4.00%, 06/15/2025 (b)	105,000	113,749
4.00%, 06/15/2026 (b)	155,000	170,192
4.00%, 06/15/2027 (b)	235,000	261,049
4.00%, 06/15/2028 (b)	250,000	280,192
4.00%, 06/15/2029 (b)	255,000	286,842
4.00%, 06/15/2031 (b)	275,000	311,578
4.00%, 06/15/2036 (b)	315,000	352,882
		40,822,764
Georgia (4.7%)
Dekalb Country Housing Authority Revenue Bonds (Highlands At East Atlanta Apartments Project), 1.81%, 09/01/2036 (a)(b)	5,000,000	4,999,809
Development Authority of Burke County Revenue Bonds (Georgia Power A Southern Company), Series 1ST, VRDN, 0.08%, 07/01/2049 (a)	600,000	600,000
Development Authority of Burke County Revenue Bonds (Georgia Power Co. Plant Voglte Project), VRDN, 0.09%, 11/01/2052 (a)	4,900,000	4,900,000
Development Authority of Burke County Revenue Bonds (Georgia Power Co.), 0.09%, 11/01/2052 (a)	4,000,000	4,000,000
Development Authority of Heard County Revenue Bonds (Georgia Power Co.), 0.08%, 12/01/2037 (a)	700,000	700,000
Development Authority of Monroe County Revenue Bonds (Georgia Power Co.), VRDN, 0.12%, 11/01/2048 (a)	2,800,000	2,800,000
Main Street Natural Gas, Inc. Revenue Bonds, Series A 5.00%, 05/15/2030	200,000	248,679
5.00%, 05/15/2036	1,970,000	2,678,304
		20,926,792

See accompanying Notes to Financial Statements.

40	2021 Annual Report

Statement of Investments (continued)

October 31, 2021

Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Idaho (0.2%)
Idaho Housing & Finance Association Revenue Bonds (Idaho Arts Charter School, Inc.), Series A, 4.00%, 12/01/2026	$ 800,000	$ 851,509
Idaho Housing & Finance Association Revenue Bonds (Victory Charter School), Series A, 4.00%, 07/01/2026	80,000	85,347
		936,856
Illinois (5.8%)
Chicago Board of Education General Obligation Unlimited Bonds Series C, 5.00%, 12/01/2022	600,000	629,016
Series A, 5.00%, 12/01/2028	200,000	249,435
Cook County School District No. 144 Prairie Hills General Obligation Unlimited Bonds, Series A, 4.00%, 12/01/2033	600,000	673,042
Governors State University Certificates of Participation (Capital Improvement Project), 5.00%, 07/01/2026	400,000	470,686
Illinois Finance Authority Educational Facility Revenue Bonds (Rogers Park Montessori School), 5.00%, 02/01/2024	160,000	164,953
Illinois Finance Authority Revenue Bonds (Acero Charter Schools, Inc. Obligated Group) 4.00%, 10/01/2027 (b)	405,000	449,722
4.00%, 10/01/2028 (b)	580,000	649,377
4.00%, 10/01/2029 (b)	910,000	1,024,139
4.00%, 10/01/2030 (b)	630,000	711,527
4.00%, 10/01/2032 (b)	685,000	769,597
4.00%, 10/01/2033 (b)	1,060,000	1,185,987
4.00%, 10/01/2034 (b)	445,000	495,835
Illinois Finance Authority Revenue Bonds (Benedictine University) 5.00%, 10/01/2025	1,035,000	1,171,799
5.00%, 10/01/2028	120,000	143,472
5.00%, 10/01/2029	200,000	242,387
5.00%, 10/01/2030	100,000	122,550
Illinois Finance Authority Revenue Bonds (CHF-Chicago LLC), Series A 5.00%, 02/15/2027	420,000	489,314
5.00%, 02/15/2028	400,000	468,826
5.00%, 02/15/2029	520,000	605,748
5.00%, 02/15/2030	335,000	388,057
5.00%, 02/15/2031	370,000	427,508
5.00%, 02/15/2032	225,000	259,441
Illinois Finance Authority Revenue Bonds (Chicago Charter School Foundation) 5.00%, 12/01/2028	250,000	297,299
5.00%, 12/01/2029	315,000	372,422
Illinois Finance Authority Revenue Bonds (Plymouth Place Obligated Group) 5.00%, 05/15/2032	275,000	332,364
5.00%, 05/15/2033	290,000	348,899
5.00%, 05/15/2034	300,000	358,881
5.00%, 05/15/2035	315,000	375,114
5.00%, 05/15/2036	330,000	391,194

	Shares or Principal Amount	Value (US$)
Metropolitan Pier & Exposition Authority Revenue Bonds 5.00%, 12/15/2025	$ 295,000	$ 342,779
5.00%, 12/15/2027	100,000	121,704
State of Illinois General Obligation Unlimited Bonds 5.00%, 08/01/2024	2,000,000	2,068,082
Series D, 5.00%, 11/01/2026	2,780,000	3,279,036
5.00%, 11/01/2029	2,000,000	2,369,104
4.00%, 02/01/2030	745,000	845,246
Village of Matteson Revenue Bonds 5.00%, 12/01/2026	150,000	178,744
5.00%, 12/01/2027	150,000	182,682
5.00%, 12/01/2028	350,000	429,428
Village of Matteson Tax Allocation Bonds, 6.50%, 12/01/2035	1,220,000	1,351,610
Village of Willow Springs General Obligation Unlimited Bonds, Series C, 4.45%, 12/15/2021	285,000	285,846
		25,722,852
Indiana (1.9%)
City of Valparaiso Exempt Facilities Revenue Bonds (Pratt Paper LLC), 5.88%, 01/01/2024	100,000	106,280
Hammond Local Public Improvement Bond Bank Revenue Bonds, Series B, 4.63%, 07/15/2023 (b)	870,000	902,033
Indiana Finance Authority Environmental Improvement Revenue Bonds (ArcelorMittal USA, Inc.), VRDN, 0.17%, 08/01/2030 (a)	5,000,000	5,000,000
Indiana Finance Authority Revenue Bonds (Earlham College, Inc.), 5.00%, 10/01/2032	2,250,000	2,374,616
		8,382,929
Iowa (2.2%)
Iowa Finance Authority Revenue Bonds Series A, 4.00%, 05/15/2029	2,490,000	2,825,577
Series A, 4.00%, 05/15/2030	1,260,000	1,429,296
Series B, FRN, 0.59%, 05/15/2056 (a)	5,500,000	5,500,000
		9,754,873
Kansas (0.9%)
City of Manhattan Revenue Bonds (Meadowlark Hills Retirement Community Obligated Group), Series A 4.00%, 06/01/2025	205,000	220,052
4.00%, 06/01/2026	315,000	342,440
4.00%, 06/01/2027	330,000	361,393
4.00%, 06/01/2028	300,000	330,590
4.00%, 06/01/2036	1,640,000	1,794,291
4.00%, 06/01/2046	1,000,000	1,071,514
		4,120,280
Kentucky (1.7%)
County of Meade, Kentucky (Nucor Steel Brandenburg Project) Series 2021A-1 Industrial Building Revenue Bonds, Series A-1, AMT, VRDN, 0.06%, 08/01/2061 (a)	800,000	800,000

See accompanying Notes to Financial Statements.

2021 Annual Report	41

Statement of Investments (continued)

October 31, 2021

Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Kentucky (continued)
Kentucky Economic Development Finance Authority Revenue Bonds (Christian Care Communities Obligated Group), 4.25%, 07/01/2031	$ 1,315,000	$ 1,360,649
Kentucky Economic Development Finance Authority Revenue Bonds (Masonic Homes of Kentucky, Inc.), Series C, 0.09%, 05/01/2034 (a)	1,000,000	1,000,000
Louisville Regional Airport Authority Revenue Bonds (BT-OH LLC), Series A, AMT, VRDN, 0.06%, 11/01/2036 (a)	800,000	800,000
Louisville Regional Airport Authority Revenue Bonds (United Parcel Service, Inc.), Series C, 0.09%, 01/01/2029 (a)	3,600,000	3,600,000
		7,560,649
Louisiana (1.2%)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (Provident Group – ULM Properties LLC – University Of Louisiana At Manroe Project), Series A, 5.00%, 07/01/2029 (b)	1,000,000	1,069,228
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (St. James Place of Baton Rouge), Series A, 5.50%, 11/15/2025	250,000	266,271
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (The Glen System Retirement Project), Series A 5.00%, 01/01/2024	180,000	183,499
5.00%, 01/01/2025	370,000	379,546
5.00%, 01/01/2026	390,000	401,033
5.00%, 01/01/2027	410,000	421,801
5.00%, 01/01/2028	430,000	442,835
5.00%, 01/01/2029	450,000	462,788
Louisiana Local Government Environmental Facilities & Community Development Authority Student Housing Revenue Bonds (Provident Group – ULM Properties LLC – University Of Louisiana At Manroe Project), Series A, 5.00%, 07/01/2039 (b)	1,000,000	1,053,244
Louisiana Public Facilities Authority Revenue Bonds (Young Audiences Charter School Project), Series A, 5.00%, 04/01/2030 (b)	400,000	428,735
Parish of St. Charles Gulf Opportunity Zone Revenue Bonds (Valero Project), 4.00%, 12/01/2040 (a)	315,000	321,503
		5,430,483
Maryland (4.0%)
Anne Arundel County Consolidated Special Taxing District Bonds (Villages at Two Rivers Project), 4.20%, 07/01/2024	70,000	73,993

	Shares or Principal Amount	Value (US$)
Frederick County Educational Facilities Revenue Bonds (Mount St. Marys University), Series A 5.00%, 09/01/2027 (b)	$ 1,495,000	$ 1,647,027
5.00%, 09/01/2032 (b)	740,000	830,800
Maryland Economic Development Corp. Revenue Bonds (CONSOL Marine Terminal, Inc.), 5.75%, 09/01/2025	1,445,000	1,459,890
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 1.00%, 03/01/2030 (a)	12,510,000	12,510,000
The Mayor and Council of Rockville Economic Development Revenue Bonds (King Farm Presbyterian Retirement Community, Inc.) Series A-2, 5.00%, 11/01/2025	705,000	780,995
5.00%, 11/01/2027	600,000	660,318
		17,963,023
Massachusetts (1.1%)
Lynn Housing Authority & Neighborhood Development Revenue Bonds, 4.00%, 10/01/2022	225,000	228,415
Massachusetts Development Finance Agency Revenue Bonds (Linden Ponds, Inc.), 4.00%, 11/15/2023 (b)	635,000	649,612
Massachusetts Development Finance Agency Revenue Bonds (NewBridge on The Charles, Inc.) 4.00%, 10/01/2025 (b)	500,000	539,892
4.00%, 10/01/2026 (b)	500,000	539,307
4.00%, 10/01/2027 (b)	450,000	485,025
Massachusetts Development Finance Agency Revenue Bonds (Provident Commonwealth Education Resource, Inc.), 5.00%, 10/01/2024	1,500,000	1,655,451
Massachusetts Development Finance Agency Revenue Bonds (Wellforce Issue), Series A 5.00%, 07/01/2033	500,000	611,802
5.00%, 07/01/2034	300,000	366,283
		5,075,787
Michigan (1.1%)
Calhoun County Hospital Finance Authority Revenue Bonds (Ella E.M. Brown Charitable Circle), 5.00%, 02/15/2024	500,000	542,797
Charyl Stockwell Academy Revenue Bonds, 4.88%, 10/01/2023	40,000	41,023
Kalamazoo Economic Development Corp. Revenue Bonds (Heritage Community of Kalamazoo Obligated Group) 2.63%, 05/15/2025	1,130,000	1,130,664
5.00%, 05/15/2032	1,795,000	2,023,601
Michigan Finance Authority Public School Academy Limited Revenue Bond (Cesar Chavez Academy Project), 4.00%, 02/01/2029	700,000	752,803
Michigan Strategic Fund Revenue Bonds (Graphic Packaging International, LLC Coated Recycled Board Machine), AMT, VRN, 4.00%, 10/01/2061 (a)	500,000	555,230
		5,046,118

See accompanying Notes to Financial Statements.

42	2021 Annual Report

Statement of Investments (continued)

October 31, 2021

Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Minnesota (1.3%)
Rice County Educational Facility Revenue Bonds (Shattuck-St Mary's School), Series A, 5.00%, 08/01/2022 (b)	$ 950,000	$ 983,652
Shakopee Minnesota Senior Housing Revenue Bonds (Benedictine Living Community of Shakopee LLC Project), 5.85%, 11/01/2058 (a)(b)	4,500,000	4,814,655
		5,798,307
Mississippi (4.4%)
Mississippi Business Finance Corp. Revenue Bonds (Huntington Ingalls Industries, Inc.), 4.55%, 12/01/2028	980,000	979,980
Mississippi Business Finance Corp. Revenue Bonds (Mississippi Power Co.), 0.09%, 12/01/2027 (a)	3,100,000	3,100,000
Mississippi Business Finance Corp. Revenue Bonds (Mississippi Power Co.), AMT, 0.08%, 07/01/2025 (a)	3,900,000	3,900,000
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 1.55%, 11/01/2032 (a)	5,000,000	5,000,000
Mississippi Business Finance Corp. Revenue Bonds (Waste Pro USA, Inc.), AMT, VRN, 5.00%, 02/01/2036 (a)(b)	1,500,000	1,539,285
Mississippi Development Bank Obligation Bonds (Mangolia Regional Health Centre) 5.00%, 10/01/2022 (b)	400,000	413,111
5.00%, 10/01/2023 (b)	415,000	441,498
5.00%, 10/01/2024 (b)	440,000	480,154
5.00%, 10/01/2025 (b)	660,000	734,720
Mississippi Development Bank Revenue Bonds (Hancock County Gomesa Project), 4.55%, 11/01/2039 (b)	2,000,000	2,223,692
Mississippi Pearl General Obligation Unlimited Bonds, 3.00%, 07/15/2022	630,000	629,289
		19,441,729
Missouri (0.9%)
Platte County Industrial Development Authority Transportation Revenue Bonds, 5.00%, 12/01/2025	675,000	324,000
Plaza at Noah's Ark Community Improvement District Revenue Bonds 3.00%, 05/01/2022	65,000	65,327
3.00%, 05/01/2023	100,000	101,364
3.00%, 05/01/2024	100,000	101,860
3.00%, 05/01/2025	100,000	102,136
3.00%, 05/01/2026	100,000	102,200
Saint Louis County Missouri Industrial Development Authority Revenue Bonds (Ranken-Jordan Pediatric Specialty Hospital) 4.00%, 11/15/2021	555,000	555,493
5.00%, 11/15/2022	625,000	647,008

	Shares or Principal Amount	Value (US$)
State Health & Educational Facilities Authority Revenue Bond (Bethesda Health Group, Inc.) 3.00%, 08/01/2023	$ 140,000	$ 145,731
4.00%, 08/01/2025	150,000	166,625
4.00%, 08/01/2027	440,000	506,103
4.00%, 08/01/2029	385,000	452,066
4.00%, 08/01/2031	310,000	369,188
4.00%, 08/01/2036	275,000	321,360
		3,960,461
Nebraska (0.1%)
Scotts Bluff County Hospital Authority Revenue Bonds (Regional West Medical Center), Series A, 5.00%, 02/01/2022	615,000	620,077
Nevada (0.4%)
City of Carson Hospital Revenue Bonds (Carson Tahoe Regional Healthcare) 5.00%, 09/01/2027	605,000	732,567
5.00%, 09/01/2029	620,000	744,492
Nevada Department of Business & Industry Revenue Bonds (Doral Academy of Nevada), Series A, 3.13%, 07/15/2022 (b)(c)	145,000	146,527
		1,623,586
New Jersey (2.3%)
New Jersey Economic Development Authority Revenue Bonds (Greater Brunswick Charter School Project), Series A, 4.75%, 08/01/2024 (b)	70,000	73,639
New Jersey Economic Development Authority Revenue Bonds (United Airlines, Inc.) 5.50%, 04/01/2028	55,000	55,185
Series B, AMT, 5.63%, 11/15/2030	455,000	499,468
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 4.00%, 06/15/2035	3,250,000	3,792,285
South Jersey Port Corp. Revenue Bonds, Series B 5.00%, 01/01/2026	300,000	346,624
5.00%, 01/01/2027	250,000	295,799
5.00%, 01/01/2028	255,000	308,223
State of New Jersey General Obligation Emergency Bonds, Series A, 3.00%, 06/01/2032	4,600,000	5,119,294
		10,490,517
New York (14.8%)
Albany Capital Resource Corp. Revenue Bonds (The College Of Saint Rose) 4.00%, 07/01/2025	1,025,000	1,107,768
4.00%, 07/01/2026	1,065,000	1,164,774
4.00%, 07/01/2027	1,105,000	1,219,118
4.00%, 07/01/2028	1,150,000	1,275,638
4.00%, 07/01/2029	1,195,000	1,329,416
4.00%, 07/01/2030	1,245,000	1,388,196
4.00%, 07/01/2031	1,295,000	1,443,949

See accompanying Notes to Financial Statements.

2021 Annual Report	43

Statement of Investments (continued)

October 31, 2021

Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
New York (continued)
Amherst Development Corp. Revenue Bonds (Daemen College) 5.00%, 10/01/2025	$ 600,000	$ 668,627
5.00%, 10/01/2026	630,000	715,497
4.00%, 10/01/2037	500,000	523,043
Brookhaven Local Development Corp. Revenue Bonds (Active Retirement Community, Inc.) 5.00%, 11/01/2021	300,000	300,000
5.00%, 11/01/2022	250,000	260,536
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds (Charter School for Applied Technologies Project), 4.00%, 06/01/2022	455,000	459,152
Build NYC Resource Corp. Revenue Bonds (Metropolitan Lighthouse Charter School Project), Series A 4.00%, 06/01/2022 (b)	190,000	193,368
5.00%, 06/01/2023 (b)	370,000	392,907
5.00%, 06/01/2024 (b)	390,000	427,438
5.00%, 06/01/2025 (b)	410,000	462,439
5.00%, 06/01/2026 (b)	430,000	491,563
5.00%, 06/01/2027 (b)	450,000	512,721
5.00%, 06/01/2032 (b)	500,000	561,257
Build NYC Resource Corp. Revenue Bonds (Richmond Preparatory Charter School Project), Series A, 4.00%, 06/01/2031 (b)	650,000	697,874
City of Elmira General Obligation Limited Bonds 5.00%, 07/01/2025 (b)	1,125,000	1,289,604
5.00%, 07/01/2033 (b)	2,635,000	3,111,258
City of Ogdensburg General Obligation Limited Notes, 3.25%, 03/11/2022	415,849	416,263
City of Poughkeepsie General Obligation Limited Bonds, 5.00%, 06/01/2031	455,000	516,828
Madison Country Capital Resource Corp. Revenue Bonds (Cazenovia College Project), Series A, 5.50%, 09/01/2022	6,500,000	6,516,596
Metropolitan Transportation Authority Revenue Bonds Series D, 5.00%, 11/15/2021	1,000,000	1,001,706
5.00%, 09/01/2022	2,000,000	2,077,582
Series F, 5.00%, 11/15/2022	1,050,000	1,100,563
Series C-1, 4.00%, 11/15/2032	3,000,000	3,352,236
5.00%, 11/15/2035	4,000,000	4,651,292
Series D (Pre-refunded @ $100.000000, 11/15/2021), 5.00%, 11/15/2036	2,200,000	2,203,858
Nassau County Tobacco Settlement Corp. Revenue Bonds, Series A-2, 5.25%, 06/01/2026 (c)	1,150,000	1,178,841
New York City Industrial Development Agency Revenue Bonds (Yankee Stadium LLC), (AGM), 2.50%, 03/01/2037	3,000,000	3,040,466
New York State Dormitory Authority Revenue Bonds (Touro College And University System Obligated Group), Series A, 4.00%, 01/01/2023	445,000	461,249

	Shares or Principal Amount	Value (US$)
New York State Dormitory Authority Revenue Bonds (Yeshiva University) 5.00%, 09/01/2022	$1,640,000	$ 1,643,720
5.00%, 09/01/2038	730,000	730,739
New York State Energy Research & Development Authority Revenue Bonds, Series A, AMT, VRDN, 0.10%, 12/01/2027 (a)	6,000,000	6,000,000
New York State Environmental Facilities Corp. Revenue Bonds (Casella Waste Systems, Inc.), 2.75%, 09/01/2050 (a)	1,000,000	1,034,630
New York Transportation Development Corp. Revenue Bonds (American Airlines, Inc.), 2.25%, 08/01/2026	670,000	687,677
3.00%, 08/01/2031	530,000	565,085
Suffolk County Economic Development Corp. Revenue Bonds (St Johnland Assisted Living, Inc.), 4.63%, 11/01/2031 (b)	1,020,000	1,038,550
Village of Johnson City General Obligation Limited Bonds, 5.00%, 10/01/2022	115,000	117,719
Westchester County Local Development Corp. 2.88%, 07/01/2026 (b)	1,000,000	1,000,107
3.20%, 07/01/2028 (b)	1,675,000	1,675,445
3.60%, 07/01/2029	2,000,000	2,000,647
Western Regional Off-Track Betting Corp. Revenue Bonds 3.00%, 12/01/2026 (b)	1,340,000	1,328,124
4.13%, 12/01/2041 (b)	1,900,000	1,855,501
		66,191,567
North Carolina (0.2%)
North Carolina Capital Facilities Finance Agency Revenue Bonds (Johnson & Wales University), Series A, 5.00%, 04/01/2028	795,000	838,214
Ohio (4.6%)
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds, 5.00%, 06/01/2055	7,615,000	8,545,090
Cleveland-Cuyahoga County Port Authority Revenue Bonds, 5.00%, 12/01/2028	225,000	249,940
Ohio Air Quality Development Authority Revenue Bonds (AK Steel Corp.), 6.75%, 06/01/2024	200,000	201,962
Ohio Air Quality Development Authority Revenue Bonds (Ohio Valley Electric Corp. Project) Series B, VRN, 1.38%, 02/01/2026 (a)	1,000,000	995,880
Series C, VRN, 1.50%, 02/01/2026 (a)	1,000,000	993,589
Series A, 2.88%, 02/01/2026	1,000,000	1,045,167
Series A, 3.25%, 09/01/2029	140,000	149,259
Ohio Higher Educational Facility Commission Revenue Bonds 4.00%, 07/01/2022	845,000	865,042
4.00%, 07/01/2023	835,000	883,214
4.00%, 07/01/2024	865,000	942,641
4.00%, 07/01/2025	900,000	1,005,554
4.00%, 07/01/2026	935,000	1,065,153

See accompanying Notes to Financial Statements.

44	2021 Annual Report

Statement of Investments (continued)

October 31, 2021

Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Ohio (continued)
4.00%, 07/01/2027	$ 975,000	$ 1,125,010
4.00%, 07/01/2028	1,015,000	1,183,583
4.00%, 07/01/2029	1,055,000	1,245,176
		20,496,260
Oregon (1.8%)
Hospital Facilities Authority of Multnomah County Oregon Revenue Bonds Series B-2, 0.95%, 06/01/2027	1,000,000	979,095
Series B, 1.20%, 06/01/2028	1,800,000	1,757,404
4.00%, 12/01/2036	1,235,000	1,376,994
Port of Portland Revenue Bonds (Horizon Air Industries, Inc.), 0.07%, 06/15/2027 (a)	1,900,000	1,900,000
Yamhill County Hospital Authority Revenue Bonds (Friendsview Manor Obligated Group) 2.13%, 11/15/2027	500,000	497,889
2.50%, 11/15/2028	500,000	500,447
5.00%, 11/15/2036	875,000	1,035,487
		8,047,316
Pennsylvania (4.0%)
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Bonds, 5.00%, 05/01/2022 (b)	345,000	351,384
Coatesville School District General Obligation Limited Notes, 2.00%, 11/15/2021	3,000,000	3,000,942
Dauphin County General Authority Revenue Bonds (Harrisburg University of Science and Technology Project) 4.00%, 10/15/2022 (b)	240,000	245,125
4.25%, 10/15/2026 (b)	1,250,000	1,352,110
5.00%, 10/15/2027 (b)	1,650,000	1,828,592
5.00%, 10/15/2030 (b)	3,000,000	3,484,205
Delaware County Industrial Development Authority Revenue Bonds (CCSA Foundation), Series A, 4.38%, 06/01/2026 (b)	2,185,000	2,345,130
Indiana County Hospital Authority Revenue Bonds (Indiana Regional Medical Center), Series A, 5.00%, 06/01/2023	100,000	105,407
Lehigh County Industrial Development Authority Revenue Bonds (Seven Generations Charter School), 4.00%, 05/01/2031	680,000	742,836
Montgomery County Industrial Development Authority Revenue Bonds (Waverly Heights, Ltd. Project) 4.00%, 12/01/2027	180,000	205,109
4.00%, 12/01/2028	200,000	226,993
4.00%, 12/01/2029	100,000	113,070
4.00%, 12/01/2035	300,000	334,931
4.00%, 12/01/2036	100,000	111,473
4.00%, 12/01/2038	300,000	333,595
Philadelphia Authority for Industrial Development Revenue Bonds (Discovery Charter School Project), 5.00%, 04/01/2022	150,000	152,174
Philadelphia School District General Obligation Limited Bonds, Series F, 5.00%, 09/01/2024	2,000,000	2,254,787

	Shares or Principal Amount	Value (US$)
Pottsville Hospital Facilities Authority Health Center Revenue Bonds (Lehigh Valley Health Network Obligated Group), 5.75%, 07/01/2022 (b)	$ 55,000	$ 57,023
Scranton School District General Obligation Limited Bonds Series B, 5.00%, 06/01/2023	100,000	107,200
Series B, 5.00%, 06/01/2024	100,000	111,085
Series B, 5.00%, 06/01/2025	100,000	114,814
Series D, 5.00%, 06/01/2027	345,000	397,827
		17,975,812
Puerto Rico (2.6%)
Commonwealth of Puerto Rico Public Improvement General Obligation Unlimited Bonds (AGC-ICC), 5.50%, 07/01/2022	1,580,000	1,597,135
Series A, 5.00%, 07/01/2027	110,000	110,765
Electric Power Authority Revenue Bonds, Series V, 5.25%, 07/01/2026	1,290,000	1,381,206
Puerto Rico Electric Power Authority Revenue Bonds Series SS, 5.00%, 07/01/2022	260,000	263,595
Series PP, 5.00%, 07/01/2023	205,000	207,834
Series SS, 5.25%, 07/01/2023 (c)	2,340,000	2,428,563
Series PP, 5.00%, 07/01/2024	835,000	846,545
Series UU, 5.00%, 07/01/2024	300,000	302,088
Puerto Rico Highway & Transportation Authority Revenue Bonds Series BB, 5.25%, 07/01/2022	100,000	101,084
Series L, 5.25%, 07/01/2023	520,000	541,155
Series E, 5.50%, 07/01/2023	200,000	211,543
Series D, 5.00%, 07/01/2027	145,000	146,009
(AGM-CR), 5.50%, 07/01/2030	1,000,000	1,122,251
Puerto Rico Public Buildings Authority Revenue Bonds 6.00%, 07/01/2023	1,000,000	1,048,081
(NATL COMWLTH GTD), 6.00%, 07/01/2025	1,095,000	1,200,349
		11,508,203
Rhode Island (0.3%)
Rhode Island Health & Educational Building Corp. Revenue Bonds (Care New England Health System Obligated Group), Series B 5.00%, 09/01/2022	680,000	701,194
5.00%, 09/01/2023	500,000	533,421
		1,234,615
South Carolina (1.4%)
South Carolina Jobs-Economic Development Authority Revenue Bonds (Last Step Recycling LLC), 6.00%, 06/01/2031 (b)	2,915,000	2,973,409
6.25%, 06/01/2040 (b)	2,000,000	2,052,612
South Carolina Jobs-Economic Development Authority Revenue Bonds (Prisma Health Obligated Group), Series C, VRDN, 0.15%, 05/01/2048 (a)	600,000	600,000

See accompanying Notes to Financial Statements.

2021 Annual Report	45

Statement of Investments (continued)

October 31, 2021

Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
South Carolina (continued)
South Carolina Jobs-Economic Development Authority Revenue Bonds (RePower South Berkeley LLC), 5.25%, 02/01/2027 (b)(d)	$1,060,000	$ 424,000
		6,050,021
Tennessee (0.7%)
Metropolitan Government Nashville & Davidson Health & Educational Facilities Revenue Bonds (Trevecca Nazarene University Project) 4.00%, 10/01/2023	135,000	142,529
4.00%, 10/01/2024	170,000	182,868
4.00%, 10/01/2025	175,000	191,574
4.00%, 10/01/2026	150,000	166,679
4.00%, 10/01/2027	195,000	219,159
4.00%, 10/01/2028	200,000	227,079
4.00%, 10/01/2029	200,000	225,413
5.00%, 10/01/2029	300,000	353,128
4.00%, 10/01/2030	210,000	235,263
4.00%, 10/01/2031	215,000	240,034
5.00%, 10/01/2034	90,000	108,358
4.00%, 10/01/2041	905,000	989,458
		3,281,542
Texas (6.6%)
Arlington Higher Education Finance Corp. Revenue Bonds (Wayside Schools), 5.00%, 08/15/2022	55,000	56,572
5.00%, 08/15/2023	155,000	164,692
5.00%, 08/15/2024	195,000	212,991
5.00%, 08/15/2025	205,000	229,219
5.00%, 08/15/2026	190,000	216,913
5.00%, 08/15/2027	200,000	231,475
5.00%, 08/15/2028	80,000	92,081
4.00%, 08/15/2029	75,000	82,040
4.00%, 08/15/2030	80,000	87,124
4.00%, 08/15/2031	90,000	97,819
4.00%, 08/15/2036	230,000	248,187
Bexar County Health Facilities Development Corp. Revenue Bonds (Army Retirement Residence Obligation Group) 5.00%, 07/15/2023	300,000	318,261
5.00%, 07/15/2024	150,000	164,186
Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue Bonds, 5.00%, 12/01/2021	500,000	501,461
Calhoun County Navigation Industrial Development Authority Revenue Bonds (Max Midstream Texas LLC), Series A, 3.63%, 07/01/2026 (b)	4,000,000	4,102,747
Decatur Hospital Authority Revenue Bonds, Series A, 5.00%, 09/01/2022	150,000	155,235
Decatur Hospital Authority Revenue Bonds (Wise Regional Health System), Series A, 5.00%, 09/01/2023	275,000	295,670

	Shares or Principal Amount	Value (US$)
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds (Brazos Presbyterian Homes, Inc.), 5.00%, 01/01/2027	$ 895,000	$ 988,210
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds (Cardinal Bay, Inc.) Series C, 5.00%, 07/01/2023	300,000	294,365
Series D, 6.00%, 07/01/2026	95,000	91,555
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds (Sanctuary LTC Project), Series A-1, 5.00%, 01/01/2032	4,000,000	3,962,052
Port Beaumont Navigation District Revenue Bonds (Jefferson Railport Terminal II LLC), Series A, 3.63%, 01/01/2035 (b)	1,500,000	1,542,015
Port of Beaumont Navigation District of Jefferson County Dock & Wharf Facilities Revenue Bonds (Jefferson Gulf Coast Energy Project), AMT 1.88%, 01/01/2026 (b)	500,000	498,304
2.00%, 01/01/2027 (b)	200,000	199,121
2.13%, 01/01/2028 (b)	200,000	199,023
2.25%, 01/01/2029 (b)	500,000	497,041
2.50%, 01/01/2030 (b)	350,000	347,689
2.63%, 01/01/2031 (b)	400,000	397,250
2.75%, 01/01/2036 (b)	750,000	738,709
Port of Port Arthur Navigation District Revenue Bonds, VRDN, 0.15%, 11/01/2040 (a)	5,000,000	5,000,000
Port of Port Arthur Navigation District Revenue Bonds (Motiva Enterprises LLC), 0.08%, 04/01/2040 (a)	900,000	900,000
SA Energy Acquisition Public Facility Corp. Revenue Bonds 5.50%, 08/01/2022	80,000	83,064
5.50%, 08/01/2023	50,000	54,347
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Buckingham Senior Living Community, Inc.) Series A, 4.50%, 11/15/2021 (d)(e)	695,000	396,150
Series B-1, 5.63%, 11/15/2024	1,100,000	1,101,975
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds Series C, 1.53%, 12/15/2026 (a)(c)	1,500,000	1,500,179
Series D, 6.25%, 12/15/2026	2,050,000	2,370,897
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds 5.00%, 12/15/2029	250,000	313,540
5.00%, 12/15/2030	375,000	476,787
Texas Public Finance Authority Revenue Bonds (Texas Southern University), 5.00%, 11/01/2021	100,000	100,000
		29,308,946
U. S. Virgin Islands (0.3%)
Virgin Islands Public Finance Authority Revenue Bonds, Series A, 5.00%, 10/01/2032	1,210,000	1,248,124

See accompanying Notes to Financial Statements.

46	2021 Annual Report

Statement of Investments (continued)

October 31, 2021

Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Utah (2.1%)
Utah Charter School Finance Authority Revenue Bonds (Esperanza Elementary School), Series A 4.50%, 10/15/2028 (b)	$ 500,000	$ 514,979
4.63%, 10/15/2048 (a)(b)	1,000,000	1,022,896
Utah Charter School Finance Authority Revenue Bonds (Freedom Academy Foundation), 3.25%, 06/15/2031 (b)	535,000	546,992
Utah Charter School Finance Authority Revenue Bonds (Scholar Academy), Series A, 4.50%, 04/15/2048 (a)(b)	3,000,000	3,047,026
Utah Charter School Finance Authority Revenue Bonds (Wasatch Waldorf Charter School, Inc.), Series A, 4.75%, 05/15/2048 (a)(b)	4,310,000	4,371,762
		9,503,655
Washington (3.7%)
State Housing Finance Commission Revenue Bonds (Transforming Age Project), Series A 5.00%, 01/01/2024 (b)	180,000	192,404
5.00%, 01/01/2028 (b)	440,000	509,658
5.00%, 01/01/2029 (b)	465,000	537,029
5.00%, 01/01/2034 (b)	745,000	846,392
Washington State Housing Finance Commission Revenue Bonds (Mirabella), 6.00%, 10/01/2022 (b)	260,000	273,719
Washington State Housing Finance Commission Revenue Bonds (Presbyterian Retirement Communities Northwest Obligated Group), 5.00%, 01/01/2023 (b)	35,000	35,813
Washington State Housing Finance Commission Revenue Bonds (Spokane International Academy), Series A 4.00%, 07/01/2025 (b)	355,000	382,565
4.00%, 07/01/2026 (b)	285,000	311,053
4.00%, 07/01/2027 (b)	295,000	324,446
4.00%, 07/01/2028 (b)	305,000	336,858
4.00%, 07/01/2029 (b)	320,000	354,457
Washington State Housing Finance Commission Revenue Bonds(Eliseo Project) Series B-2, 2.13%, 07/01/2027 (b)	2,750,000	2,727,435
Series B-1, 2.50%, 07/01/2028 (b)	4,375,000	4,358,935
Series A, 4.00%, 01/01/2031 (b)	5,035,000	5,410,562
		16,601,326
West Virginia (0.3%)
Glenville State College Board of Governors Revenue Bonds 3.25%, 06/01/2022	170,000	170,191
4.00%, 06/01/2027	250,000	254,592
Ohio County Development Authority Revenue Bonds (Ohio County Sport Complex Project), 4.00%, 09/01/2023	840,000	846,183
		1,270,966

	Shares or Principal Amount	Value (US$)
Wisconsin (4.3%)
Public Finance Authority Revenue Bonds Series A, 5.00%, 10/01/2024 (b)	$ 2,100,000	$ 2,318,267
6.00%, 01/01/2027	4,100,000	4,218,638
Series A, 5.00%, 10/01/2029 (b)	500,000	608,461
Public Finance Authority Revenue Bonds (Masonic & Eastern Star Home of NC, Inc.) Series B-2, 3.00%, 03/01/2026 (b)	790,000	790,606
3.50%, 03/01/2027 (b)	4,000,000	4,003,370
Public Finance Authority Revenue Bonds (Washoe Barton Medical Clinic), Series A 3.00%, 12/01/2026	250,000	266,450
4.00%, 12/01/2031	700,000	824,154
Public Finance Authority Revenue Bonds (Wonderful Foundations Charter School Holdings LLC), Series A-1, 4.50%, 01/01/2035 (b)	1,000,000	1,071,049
Wisconsin Health & Educational Facilities Authority Revenue Bond 5.00%, 11/01/2022	120,000	123,549
5.00%, 11/01/2023	360,000	380,606
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Barton College), Series A 5.00%, 03/01/2023	850,000	863,752
5.00%, 03/01/2028	1,190,000	1,281,370
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Guilford College) 5.00%, 01/01/2026	685,000	758,592
5.00%, 01/01/2027	830,000	925,043
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Piedmont Community Charter School) 5.00%, 06/15/2022	185,000	189,479
5.00%, 06/15/2024	210,000	230,547
5.00%, 06/15/2026	230,000	265,834
5.00%, 06/15/2027	160,000	188,682
Wisconsin Public Finance Authority Revenue Bonds (Roseman University of Health Sciences), 5.00%, 04/01/2022	100,000	101,571
		19,410,020
Total Municipal Bonds		456,992,053
SHORT-TERM INVESTMENT (0.1%)
UNITED STATES (0.1%)
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares	180,734	180,752
Total Short-Term Investment		180,752
Total Investments (Cost $450,916,957) (f)—102.4%		457,172,805
Liabilities in Excess of Other Assets—(2.4)%		(10,549,993)
Net Assets—100.0%		$446,622,812

See accompanying Notes to Financial Statements.

2021 Annual Report	47

Statement of Investments (concluded)

October 31, 2021

Aberdeen Short Duration High Yield Municipal Fund

(a)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	All or a portion of the security has been designated as collateral for when issued trading. When-issued trading is trading in securities that have been authorized but not yet been issued.
(d)	Security is in default.
(e)	Illiquid security.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

FRN      Floating Rate Note

See accompanying Notes to Financial Statements.

48	2021 Annual Report

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

Aberdeen Ultra Short Municipal Income Fund returned 0.21% (Institutional Class shares net of fees) for the 12-month reporting period ended October 31, 2021, versus the 0.50% return of its benchmark, the Bloomberg Municipal Bond: 1 Year (1-2) Index, during the same period.

Market/economic review

The overall U.S. municipal (muni) bond market generated a positive return during the reporting period, with the Bloomberg Municipal Bond Index,1 a broad municipal bond market benchmark, gaining 2.64%, while the corporate taxable bond market, as measured by the Bloomberg U.S. Aggregate Bond Index,2 returned –0.48%.

Both the muni and taxable bond markets faced headwinds from rising interest rates. They moved higher as the economy rebounded from its pandemic-induced downturn, inflation increased and the U.S. Federal Reserve (Fed) indicated that it would soon begin tapering back its accommodative monetary policy. While the muni market generated positive returns during eight of the 12 months of the reporting period, a portion of its gains were given back during several periods of weakness.

Fund performance

Over the reporting period, the Fund's effective average duration3 increased incrementally but remained at a low level of 106 days, compared to an average maturity of more than one year for its benchmark, the Bloomberg Municipal Bond: 1 Year (1-2) Index. This enabled the Fund to maintain a relatively stable net asset value (NAV).

The short end of the municipal bond curve saw yields increase slightly during the reporting period, as the Fed kept monetary policy loose, but began to signal an end to its accommodative stance. The Fund experienced relatively low movement in NAV versus fluctuations in the benchmark index. Major contributors to the stability of the Fund's NAV were positions in floating-rate securities and variable rate demand notes (VRDNs), which comprised more than 70% of its net assets as of the end of the reporting period. VRDNs trade at par value and do not fluctuate during periods of interest-rate volatility, although their rates reset daily or weekly, which allows the Fund to capture increased yields when interest rates move up. The Fund's performance relative to the benchmark was mainly hampered by underweight exposures to fixed-coupon AAA-rated and AA-rated4 securities, as well as underweight duration in these credits, as their spreads compressed5 over the period. Both portfolio weighting and security selection in BBB and non-rated securities helped to counterbalance underweighting high-grade securities, as the Fund's holdings in these securities outperformed those represented in the benchmark.

Contributors to the Fund's performance included positions in economic development, mass transit, housing and prepaid gas bonds. Conversely, the Fund's performance was hampered by underweight positions in appropriation-backed bonds,6 state general obligation bonds, as well as toll roads and airports.

Market outlook

Following the recent passage of the Infrastructure Investment and Jobs Act, which includes more than $500 billion in new infrastructure spending, we've become slightly more optimistic on municipal credit fundamentals and overall performance. The bill did not contain some key measures that would have resulted in possible headwinds to municipal performance in 2022, such as reintroduction of advanced refunding, which could have resulted in a substantial uptick in supply. Additionally, we believe the increase in federal spending on infrastructure should lighten the load for both state and local municipalities as they pay for infrastructure needs. However, despite our near-term optimism, we believe that prudent investors should still exercise caution with a broad-based approach to the space, as the potential passage of the Build Back Better bill, which focuses more on social infrastructure spending, could yet result in headwinds to municipal performance as we get into the next year. Additionally, the threat of more persistent inflation and a change to Fed policy remains a risk to fixed income as you extend out the yield curve.

We maintain our expectation for a slight supply pickup in the fourth quarter of 2021, which could continue into 2022, although not to the degree it could have if issuers had been able to make use of tax-exempt advanced refunding. The recent passage of a $1.2 trillion infrastructure agreement should only modestly increase muni supply over the medium term, in our opinion. While this uptick in supply

1	The Bloomberg Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.
3	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
4	The credit ratings of S&P Global Ratings, Moody's Investors Services, Inc., and Fitch Ratings express the respective agencies' opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D (Aaa to C for Moody's) to communicate the agency's opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
5	When a bond price rises, its yield declines. The spread on bonds is usually expressed as the difference between bonds of the same maturity but different credit quality. Spread compression occurs when the yield on a previously higher-yielding bond comes down due to strong demand.
6	Appropriation bonds are backed by appropriations of a state or local government and are often structured as leases under state law. They are not legal debts of the government.

2021 Annual Report	49

Aberdeen Ultra Short Municipal Income Fund (Unaudited) (concluded)

could create a slight headwind for the space, we expect municipal demand to remain positive through the fourth quarter and much of the first quarter of 2022.

Despite strong municipal fundamentals and near-term technicals that seem rather sanguine, we expect the Treasury yield curve to continue to steepen and shift upward as the Fed rolls back quantitative easing and looks to start tightening rates. This could continue to put pressure on the municipal curve to shift, thus hampering total returns. Nonetheless, we believe short-term muni rates will remain anchored at the front end of the yield curve, with a steepening curve into 2022 until the Fed signals an interest-rate hike However, it is worth noting that, as of the end of the reporting period, nine of the 18 Federal Open Market Committee (FOMC) participants expect an interest-rate hike in 2022, and the markets have priced in a rate increase in June/July 2022.

For these reasons, while we expect the fundamental backdrop for municipalities to remain largely favorable and near-term technicals to remain slightly bullish, we believe overall muni market performance could be pressured should inflation persist. We still see opportunities in select issuers that we believe will benefit as the economy continues to rebound, particularly in sectors such as higher education, transportation and senior living. In terms of yield-curve positioning, we still believe that retaining the Fund's conservative weighting maintains a more stable NAV headed into what could be a higher interest-rate environment. With a relatively shorter duration than that of the benchmark, we feel the Fund should be insulated from sharp movements in its NAV.

Against this backdrop, we think that shorter-duration and lower-quality credits have the potential to outperform at the front end of the curve, with yields ticking up in the belly of the curve as investors try to get ahead of any expected Fed taper. In terms of yield-curve positioning, as we get closer to mid-2022 and have more clarity around a Fed interest-rate hike, we would expect to be paring back in duration. Despite the recent increase to the Fund's duration, we believe retaining its conservative positioning relative to benchmark and shortening duration as an interest-rate hike approaches helps to maintain a more stable NAV, while also maximizing the Fund's yield. With a relatively shorter duration, we feel that the Fund should be insulated from sharp movements in its NAV.

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares are not subject to a front-end sales charge and are subject to a 0.25% 12b-1 fee. Class A1 Shares have up to a 0.50% sales charge and have a 0.25% 12b-1fee. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund's expenses could absorb all or a significant portion of the Fund's income.

Please read the prospectus for more detailed information regarding these and other risks.

50	2021 Annual Report

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2021)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	0.02%	0.75%	0.56%
Class A1[2]	w/o SC	0.02%	0.78%	0.57%
	w/SC3	-0.47%	0.68%	0.52%
Institutional Class[4]	w/o SC	0.21%	0.97%	0.80%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the "Predecessor Fund"). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.
2	Returns before the first offering of Class A1 (February 28, 2019) are based on the previous performance of Class A. Returns of the class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A would have produced because all classes invest in the same portfolio of securities. Returns for Class A shares would only differ to the extent of the difference in expenses of the classes.
3	A 0.50% front-end sales charge was deducted.
4	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2021)

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Ultra Short Municipal Income Fund, Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2021. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

*    Minimum Initial Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2021 Annual Report	51

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Municipal Bonds	100.1%
Certificates of Deposit	4.1%
Money Market Fund	–%
Liabilities in Excess of Other Assets	(4.2%)
100.0%

Amounts listed as "–" are 0% or round to 0%.

Top Holdings*
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A 11/01/2032	6.5%
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.) 03/01/2030	4.4%
California Pollution Control Financing Authority Revenue Bonds (Republic Services, Inc.), Series A 08/01/2023	2.7%
Pennsylvania Economic Development Financing Authority Revenue Bonds (Republic Services, Inc.), Series B 04/01/2049	2.6%
Wisconsin Health & Educational Facilities Authority Revenue Bonds 02/15/2053	2.5%
Rondout Valley Central School District Accord Ulster County, NJ General Obligation Anticipation Notes, (State Aid Withholding) 06/29/2022	2.4%
Black Belt Energy Gas District Revenue Bonds, FRN 12/01/2048	2.1%
Mississippi Hospital Equipment & Facilities Authority Revenue Refunding Bonds (Baptist Memorial Health Care Corp.), Series A-2, VRN 09/01/2036	2.1%
Oklahoma Development Finance Authority Revenue Bonds (INTEGRIS Health Obligated Group), VRDN 08/15/2031	2.0%
Health Care Authority for Baptist Health Revenue Bonds, Series B 11/01/2042	2.0%
Other	70.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top States
New York	21.9%
Mississippi	10.8%
California	9.6%
New Jersey	7.6%
Alabama	6.2%
Pennsylvania	6.1%
Texas	5.3%
Maryland	5.1%
Wisconsin	4.1%
Georgia	2.9%
Other	20.4%
100.0%

52	2021 Annual Report

Statement of Investments

October 31, 2021

Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (100.1%)
Alabama (6.2%)
Black Belt Energy Gas District Revenue Bonds, FRN, 0.96%, 12/01/2048 (a)	$20,000,000	$20,100,558
Health Care Authority for Baptist Health Revenue Bonds, Series B 0.19%, 11/15/2037 (a)	13,125,000	13,125,000
0.20%, 11/01/2042 (a)	19,100,000	19,100,000
Lower Alabama Gas District Revenue Bonds, VRN, 4.00%, 12/01/2050 (a)	5,895,000	6,611,690
		58,937,248
Arizona (0.6%)
Cochise County Pollution Control Corp. Revenue Bonds (Arizona Electric Power Cooperative, Inc.), 0.30%, 09/01/2024 (a)	6,100,000	6,099,369
California (9.6%)
California Infrastructure & Economic Development Bank Revenue Bonds (DesertXpress Enterprises LLC), AMT, FRN, 0.20%, 01/01/2050 (a)(b)	13,135,000	13,133,148
California Municipal Finance Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), AMT, FRN, 0.15%, 10/01/2045 (a)	6,000,000	6,000,476
California Pollution Control Financing Authority Revenue Bonds (Republic Services, Inc.) Series A, 0.18%, 08/01/2023 (a)(b)	26,000,000	26,000,000
AMT, FRN, 0.18%, 11/01/2042 (a)(b)	7,000,000	6,999,478
California Statewide Communities Development Authority Revenue Bonds (Catholic Healthcare West), Series E, 0.20%, 07/01/2040 (a)	4,100,000	4,100,000
California Statewide Communities Development Authority Revenue Bonds (CommonSpirit Health Obligated Group), Series F, 0.01%, 07/01/2040 (a)	1,850,000	1,850,000
California Statewide Communities Development Authority Revenue Bonds (Dignity Health Obligated Group), Series D, 0.01%, 07/01/2041 (a)	500,000	500,000
California Statewide Communities Development Authority Revenue Bonds (Westgate Pasadena Apartments Project), Series B, 0.23%, 04/01/2042 (a)	8,935,000	8,935,000
Contra Costa Country California School Tax and Revenue Anticipation Notes, 2.00%, 12/01/2021	4,500,000	4,505,979
Palomar Pomerado Health Care Certificates of Participation Series B, 0.40%, 11/01/2036 (a)	675,000	675,000
Series C, 0.76%, 11/01/2036 (a)	13,400,000	13,400,000
Series A, 0.78%, 11/01/2036 (a)	5,225,000	5,225,000
Tender Option Bond Trust Receipts Revenue Bonds, VRDN, 0.21%, 02/01/2036 (a)(b)	740,000	740,000
		92,064,081

	Shares or Principal Amount	Value (US$)
Colorado (0.2%)
E-470 Public Highway Authority Revenue Bonds, Series B, FRN, 0.38%, 09/01/2039 (a)	$1,500,000	$1,503,200
Connecticut (0.9%)
City of Bridgeport General Obligation Unlimited Notes, 1.50%, 12/09/2021	4,200,000	4,203,854
City of West Haven General Obligation Unlimited Bonds 4.00%, 09/15/2022	200,000	206,249
2.00%, 09/29/2022	1,750,000	1,776,756
East Hartford Conn Housing Authority Multi Family Housing Revenue Bonds (Veterans Terrace Project), 0.25%, 06/01/2023 (a)	2,100,000	2,098,521
		8,285,380
Delaware (0.5%)
Delaware State Economic Development Authority Revenue Bonds (Delmarva Power & Light Co.), 0.08%, 10/01/2029 (a)	4,400,000	4,400,000
Florida (2.7%)
County of Bay Revenue Bonds (Florida Power & Light Co.), 0.07%, 06/01/2050 (a)	800,000	800,000
County of Broward FL Revenue Bonds (Florida Power & Light Co.), Series B, 0.08%, 12/01/2048 (a)	1,230,000	1,230,000
Florida Development Finance Corp. Revenue Bonds (Shands Jacksonville Medical Center Obligated Group), Series B, 0.30%, 02/01/2029 (a)	16,002,000	16,002,000
Miami-Dade County Industrial Development Authority Revenue Bonds (Waste Management, Inc.), AMT, FRN 0.43%, 11/01/2033 (a)	3,000,000	2,999,073
0.43%, 11/01/2048 (a)	2,000,000	1,999,382
Miami-Dade County Industrial Development Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), 0.40%, 11/01/2041 (a)	2,750,000	2,750,000
		25,780,455
Georgia (2.9%)
Appling County Georgia Development Authority Pollution Control Revenue Bonds (Georgia Power Company Plant Hatch Project), VRDN, 0.12%, 09/01/2041 (a)	2,900,000	2,900,000
Development Authority of Burke County Revenue Bonds (Georgia Power Co. Plant Voglte Project), VRDN 0.12%, 11/01/2048 (a)	9,000,000	9,000,000
0.09%, 11/01/2052 (a)	2,400,000	2,400,000
Development Authority of Monroe County Revenue Bonds (Georgia Power Co.), VRDN, 0.12%, 11/01/2048 (a)	13,900,000	13,900,000
		28,200,000

See accompanying Notes to Financial Statements.

2021 Annual Report	53

Statement of Investments (continued)

October 31, 2021

Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Illinois (2.8%)
Illinois Finance Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), 0.55%, 11/01/2044 (a)	$6,000,000	$6,000,000
State of Illinois General Obligation Bonds, Series C, 4.00%, 03/01/2022	5,000,000	5,062,048
State of Illinois General Obligation Unlimited Bonds, Series D, 5.00%, 11/01/2021	14,155,000	14,155,000
State of Illinois General Obligation Unlimited Bonds, Series A, 5.00%, 10/01/2023	1,030,000	1,117,240
		26,334,288
Indiana (1.7%)
Hammond Local Public Improvement Bond Bank Revenue Bonds, 2.00%, 12/31/2021	1,170,000	1,172,311
Indiana Finance Authority Environmental Improvement Revenue Bonds (Republic Services, Inc.), Series A, 0.15%, 05/01/2034 (a)	15,000,000	14,999,277
		16,171,588
Kansas (1.2%)
City of Bel Aire KS General Obligation Unlimited Bonds, Series B, 0.38%, 12/01/2024	9,610,000	9,560,438
City of Dodge City Industrial Development Revenue Bonds (National Beef Packing Co. LLC), 0.32%, 03/01/2027 (a)	1,000,000	1,000,000
City of Liberal Industrial Development Revenue Bonds (National Beef Packing Co. LLC), 0.32%, 02/01/2029 (a)	1,000,000	1,000,000
		11,560,438
Kentucky (1.2%)
County of Meade, Kentucky (Nucor Steel Brandenburg Project) Series 2020B-1 Industrial Building Revenue Bonds, AMT, VRDN, 0.06%, 07/01/2060 (a)	7,400,000	7,400,000
County of Meade, Kentucky (Nucor Steel Brandenburg Project) Series 2021A-1 Industrial Building Revenue Bonds, Series A-1, AMT, VRDN, 0.06%, 08/01/2061 (a)	1,500,000	1,500,000
Louisville Regional Airport Authority Revenue Bonds (United Parcel Service, Inc.), 0.08%, 01/01/2029 (a)	1,300,000	1,300,000
Pulaski County Solid Waste Disposal Revenue Bonds (East Kentucky Power Cooperative, Inc.), Series B, 0.30%, 08/15/2023 (a)	1,400,000	1,399,602
		11,599,602
Louisiana (0.8%)
Louisiana Public Facilities Authority Revenue Bonds (St Mary's Dominican High School Corp.), Series B, 0.15%, 07/01/2033 (a)	135,000	135,000
Plaquemines Port Harbor & Terminal District Revenue Bonds (International Marine Terminal Partnership Project), Series A, 0.35%, 03/15/2025 (a)	7,500,000	7,497,692
		7,632,692

	Shares or Principal Amount	Value (US$)
Maryland (5.1%)
Maryland Economic Development Corp. Revenue Bonds (Linemark Printing/501 Prince George's Boulevard Obligated Group), 0.29%, 12/01/2033 (a)	$5,470,000	$5,470,000
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 1.00%, 03/01/2030 (a)	42,405,000	42,405,000
Washington County Revenue Bonds (Conservit, Inc.), 0.29%, 02/01/2023 (a)	830,000	830,000
		48,705,000
Michigan (0.1%)
Michigan Strategic Fund Tax-Exempt Adjustable Mode Exempt Facilities Revenue Bonds (Waste Management, Inc.), AMT, VRN, 0.58%, 08/01/2027 (a)	500,000	497,828
Mississippi (10.8%)
Mississippi Business Finance Corp. Gulf Opportunity Zone Revenue Bonds, Series C, 0.25%, 05/01/2037 (a)	15,980,000	15,980,000
Mississippi Business Finance Corp. Revenue Bonds (Mississippi Power Co.), 0.08%, 05/01/2028 (a)	3,100,000	3,100,000
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 1.55%, 11/01/2032 (a)	62,000,000	62,000,000
Mississippi Business Finance Corp. Revenue Bonds (Tri-State Truck Center, Inc.), 0.15%, 03/01/2033 (a)	2,200,000	2,200,000
Mississippi Hospital Equipment & Facilities Authority Revenue Refunding Bonds (Baptist Memorial Health Care Corp.), Series A-2, VRN, 0.20%, 09/01/2036 (a)	19,760,000	19,744,441
		103,024,441
Montana (0.6%)
Mizuho Floater/Residual Trust Revenue Bonds, VRDN 0.30%, 06/01/2034 (a)(b)	4,510,000	4,510,000
0.30%, 06/01/2034 (a)(b)	1,110,000	1,110,000
		5,620,000
Nevada (0.5%)
State of Nevada Department of Business & Industry Revenue Bonds (Republic Services, Inc.), 0.25%, 12/01/2026 (a)(b)	4,700,000	4,700,147
New Hampshire (0.3%)
New Hampshire Business Finance Authority Revenue Bonds (Waste Management, Inc. Project), Series A-3, AMT,FRN, 0.15%, 04/01/2024 (a)	3,000,000	3,000,238
New Jersey (7.6%)
Bordentown Sewage Authority Revenue Bonds, Series J, (BAM), 5.00%, 12/01/2021	500,000	501,791
Borough of Bloomingdale NJ General Obligation Unlimited Notes, 1.50%, 02/24/2022	7,592,200	7,623,195

See accompanying Notes to Financial Statements.

54	2021 Annual Report

Statement of Investments (continued)

October 31, 2021

Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
New Jersey (continued)
Borough of East Rutherford NJ General Obligation Unlimited Notes, 2.00%, 04/07/2022	$5,895,075	$5,936,943
Borough of Seaside Heights NJ General Obligation Unlimited Notes, Series B, 1.00%, 03/31/2022	7,354,325	7,375,802
Borough of Westville NJ General Obligation Unlimited Notes, Series A, 2.00%, 04/28/2022	5,090,000	5,133,286
City of East Orange NJ General Obligation Anticipation Notes, 1.00%, 10/25/2022	14,549,572	14,642,611
City of Newark NJ General Obligation Notes, Series E, 1.25%, 10/03/2022	7,044,550	7,109,528
City of Newark NJ General Obligation Unlimited Notes, Series C, 1.25%, 07/25/2022	4,582,031	4,614,293
City of Orange Township NJ General Obligation Unlimited Notes, Series A, 1.00%, 03/31/2022	5,000,000	5,010,845
Tender Option Bond Trust Receipts Revenue Bonds, VRDN, 0.17%, 12/15/2028 (a)(b)	4,835,000	4,835,000
Township of Irvington NJ General Obligation Unlimited Notes, 2.00%, 05/19/2022	9,720,952	9,801,036
		72,584,330
New York (21.9%)
City of Cortland General Obligation Unlimited Notes, 1.25%, 11/12/2021	7,045,000	7,046,929
City of Dunkirk School District New York Revenue Anticipation Notes, 1.00%, 06/29/2022	2,400,000	2,411,754
City of Elmira General Obligation Limited Bonds 4.00%, 05/01/2022	845,000	860,052
2.00%, 05/01/2023	455,000	464,563
4.00%, 05/01/2024	675,000	729,479
City of Long Beach General Obligation Limited Notes, 1.50%, 02/22/2022	4,250,000	4,262,302
City of New York General Obligation Limited Bonds, VRDN, 0.11%, 04/01/2042 (a)	5,000,000	5,000,000
City of Newburgh General Obligation limited Notes, Series A, 1.00%, 07/29/2022	4,670,000	4,689,479
City of Schenectady General Obligation Limited Notes, 1.00%, 05/06/2022	7,447,551	7,474,376
County of Lawrence Norwood-Norfolk central School District New York Revenue Anticipation Notes, 1.00%, 07/27/2022	6,962,040	6,998,594
County of Monroe Henriette Fire District New York Revenue Anticipation Notes, 1.00%, 08/10/2022	4,800,000	4,826,433
County of Ulster central School District New York Revenue Anticipation Notes, 1.00%, 06/28/2022	5,000,000	5,024,384
East Ramapo central School District New York Revenue Anticipation Notes Series B, (State Aid Withholding), 1.00%, 05/05/2022	5,500,000	5,515,200
1.25%, 05/05/2022	2,000,000	2,008,077
East Ramapo central School District New York Revenue Budget Notes, 1.25%, 05/05/2022	1,100,000	1,104,442

	Shares or Principal Amount	Value (US$)
Hempstead Union Free School District General Obligation Unlimited Notes, Series B, 1.00%, 07/13/2022	$4,000,000	$4,017,933
Jasper-Troupsberg Central School District, New York Revenue Anticipation Notes, (State Aid Withholding), 1.00%, 09/23/2022	6,390,000	6,431,756
Metropolitan Transportation Authority Revenue Bonds 5.00%, 11/15/2021	1,000,000	1,001,706
Series B, 5.00%, 11/15/2021	700,000	701,195
Series D, 5.00%, 11/15/2021	700,000	701,195
Series F, 5.00%, 11/15/2021	1,000,000	1,001,706
4.00%, 02/01/2022	15,140,000	15,277,892
Series B-1, 5.00%, 05/15/2022	10,000,000	10,250,691
5.00%, 09/01/2022	11,010,000	11,437,091
Series F, 5.00%, 11/15/2022	1,125,000	1,179,174
Series F, 5.00%, 11/15/2022	1,530,000	1,602,968
FRN, 0.36%, 11/01/2035 (a)	5,000,000	4,986,483
New York City General Obligation Unlimited Bonds Series A-4, 0.20%, 08/01/2026 (a)	1,000,000	1,000,000
Series C-4, 0.20%, 10/01/2027 (a)	14,300,000	14,300,000
Series J-3, 0.20%, 06/01/2036 (a)	18,475,000	18,475,000
Series J-2, 0.22%, 06/01/2036 (a)	1,925,000	1,925,000
New York City Housing Development Corp. Multifamily Housing Revenue Bonds, Series H, VRN, 0.12%, 11/01/2051 (a)	3,000,000	2,999,078
New York City Industrial Development Agency Revenue Bonds (Novelty Crystal Corp.), 0.50%, 12/01/2034 (a)	1,200,000	1,200,000
New York Transportation Development Corp. Revenue Bonds (Delta Air Lines, Inc.), AMT, 5.00%, 01/01/2024	1,500,000	1,634,656
Oneida County Industrial Development Agency Revenue Bonds (Champion Home Builders Co. Facility), 0.26%, 06/01/2029 (a)	6,820,000	6,820,000
Rondout Valley Central School District Accord Ulster County, NJ General Obligation Anticipation Notes, (State Aid Withholding), 1.25%, 06/29/2022	22,340,000	22,498,147
Sidney Central School District General Obligation Limited Bonds, (State Aid Withholding), 1.00%, 08/05/2022	4,126,600	4,148,918
Triborough Bridge & Tunnel Authority Revenue Bonds, Series B4A, 0.41%, 01/01/2032 (a)	4,000,000	4,004,518
Village of Johnson City General Obligation Limited Bonds, Series B, 2.00%, 09/30/2022	13,263,294	13,463,027
		209,474,198
North Carolina (0.2%)
Fayetteville State University Revenue Bonds, (AGM) 5.00%, 04/01/2022 (b)	525,000	535,185
5.00%, 04/01/2023 (b)	405,000	431,227
5.00%, 04/01/2024 (b)	425,000	469,697
5.00%, 04/01/2026 (b)	470,000	551,898
		1,988,007

See accompanying Notes to Financial Statements.

2021 Annual Report	55

Statement of Investments (continued)

October 31, 2021

Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Ohio (0.7%)
State of Ohio Hospital Revenue Bonds (University Hospitals Health System, Inc.), Series C, VRDN, 0.12%, 01/15/2051 (a)	$3,000,000	$3,000,000
Toledo-Lucas County Port Authority Revenue Bonds (CSX Transportation, Inc.), 6.45%, 12/15/2021	3,950,000	3,978,279
		6,978,279
Oklahoma (2.2%)
Oklahoma Development Finance Authority Revenue Bonds (Gilcrease Developers LLC), AMT, 1.63%, 07/06/2023	2,000,000	2,013,615
Oklahoma Development Finance Authority Revenue Bonds (INTEGRIS Health Obligated Group), VRDN, 0.14%, 08/15/2031 (a)	19,415,000	19,415,000
		21,428,615
Pennsylvania (6.1%)
Franklin County Industrial Development Authority Revenue Bonds (Precast System LLC), Series A, 0.38%, 11/01/2021 (a)	50,000	50,000
Montgomery County Higher Education and Health Authority Thomas Jefferson University Variable Rate Revenue Bonds, VRDN, 0.14%, 09/01/2050 (a)(c)	18,030,000	18,030,000
Pennsylvania Economic Development Financing Authority Revenue Bonds (Republic Services, Inc.), Series B, 0.18%, 04/01/2049 (a)	24,750,000	24,748,154
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (Waste Management PA Obligated Group), 0.20%, 08/01/2045 (a)	14,250,000	14,250,000
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc. Project), Series A, AMT, 2.63%, 11/01/2021	1,250,000	1,250,000
		58,328,154
South Carolina (1.0%)
South Carolina Jobs-Economic Development Authority Revenue Bonds (Prisma Health Obligated Group), Series C, VRDN, 0.15%, 05/01/2048 (a)	9,525,000	9,525,000
Tennessee (0.7%)
Lewisburg Industrial Development Board Revenue Bonds (Waste Management Inc of Tennessee), 0.20%, 07/02/2035 (a)	5,750,000	5,750,000
Nashville & Davidson Industrial Development Board Revenue Bonds (Waste Management Inc of Tennessee), 0.58%, 08/01/2031 (a)	350,000	348,479
Wilson County Industrial Development Board Revenue Bonds (Kenwal Steel Tennessee LLC), 0.38%, 06/01/2037 (a)	830,000	830,000
		6,928,479

	Shares or Principal Amount	Value (US$)
Texas (5.3%)
Angelina & Neches River Authority Revenue Bonds (Jefferson Enterprise Energy LLC), AMT, VRN 0.35%, 12/01/2045 (a)(b)	$7,500,000	$7,497,628
0.45%, 12/01/2045 (a)	8,000,000	7,994,195
City of Houston TX Hotel Occupancy Tax & Revenue Bonds 4.00%, 09/01/2022	180,000	185,466
4.00%, 09/01/2023	180,000	191,798
4.00%, 09/01/2025	425,000	477,646
Mission Economic Development Corp. Revenue Bonds (Waste Management, Inc.) Series B, 0.15%, 07/01/2040 (a)	3,000,000	3,000,238
0.15%, 05/01/2046 (a)	2,500,000	2,500,198
Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds (Republic Services, Inc.), AMT, FRN, 0.20%, 05/01/2050 (a)	2,000,000	2,000,000
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP)
0.17%, 04/01/2028 (a)	7,000,000	7,000,000
0.17%, 01/01/2030 (a)	11,800,000	11,800,000
Texas Municipal Gas Acquisition & Supply Corp III Revenue Bonds 5.00%, 12/15/2021	1,150,000	1,156,387
5.00%, 12/15/2022	1,150,000	1,208,218
5.00%, 12/15/2025	4,600,000	5,353,032
		50,364,806
West Virginia (1.6%)
West Virginia Hospital Finance Authority Revenue Bonds (West Virginia United Health System Obligated Group), Series E, 0.13%, 06/01/2033 (a)	14,955,000	14,955,000
Wisconsin (4.1%)
City of Racine Wisconsin Note Anticipation Notes, 2.00%, 04/01/2022	1,150,000	1,152,690
County of Wood (WI) Revenue Bonds Anticipation Notes, 0.75%, 03/07/2022	4,000,000	4,002,017
Public Finance Authority Revenue Bonds (Waste Management, Inc.)
0.20%, 10/01/2025 (a)	1,800,000	1,800,000
0.20%, 09/01/2027 (a)	6,000,000	6,000,000
Tender Option Bond Trust Receipts Revenue Bonds, VRDN, 0.21%, 12/15/2040 (a)(b)	2,230,000	2,230,000
Wisconsin Health & Educational Facilities Authority Revenue Bonds, 0.15%, 02/15/2053 (a)	24,095,000	24,095,000
		39,279,707
Total Municipal Bonds		955,950,570

See accompanying Notes to Financial Statements.

56	2021 Annual Report

Statement of Investments (concluded)

October 31, 2021

Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
SHORT-TERM INVESTMENT (4.1%)
UNITED STATES (4.1%)
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, Zero Coupon%,	$201,201	$201,221
Mercer County Pollution Control Revenue Commercial Paper Notes, 0.15%, 11/09/2021	39,135,000	39,135,000
Total Short-Term Investment		39,336,221
Total Investments (Cost $995,130,495) (d)—104.2%		995,286,791
Liabilities in Excess of Other Assets—(4.2)%		(40,150,824)
Net Assets—100.0%		$955,135,967

(a)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Illiquid security.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
FRN	Floating Rate Note

See accompanying Notes to Financial Statements.

2021 Annual Report	57

Statements of Assets and Liabilities

October 31, 2021

	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Absolute Return Strategies Fund	Aberdeen Intermediate Municipal Income Fund	Aberdeen Short Duration High Yield Municipal Fund	Aberdeen Ultra Short Municipal Income Fund
Assets:
Investments, at value	$ 38,596,429	$ 19,285,133	$ 60,331,166	$ 456,992,053	$ 955,950,570
Short-term investments, at value	2,090,253	71,731,217	57,419	180,752	39,336,221
Cash collateral pledged for swaps contracts	–	1,483,804	–	–	–
Cash collateral pledged for futures	–	1,000,486	–	–	–
Foreign currency, at value	83,701	238,190	–	–	–
Cash	–	46,195	–	–	150,000
Cash at broker for forward foreign currency contracts	60,000	–	–	–	–
Cash at broker for options	–	573,999	–	–	–
Interest and dividends receivable	608,835	180,482	760,769	4,475,778	2,938,634
Receivable for capital shares issued	3	291	–	2,715,113	1,138,713
Receivable for investments sold	42,459	59,498	–	1,312,428	–
Variation margin receivable for futures contracts	–	35,197	–	–	–
Unrealized appreciation on forward foreign currency exchange contracts	176,246	731,411	–	–	–
Receivable from Adviser	24,116	153,438	20,808	81,863	217,826
Unrealized appreciation on swap contracts	–	4,849	–	–	–
Tax reclaim receivable	–	543	–	–	–
Prepaid expenses	35,962	26,385	18,419	34,314	59,750
Total assets	41,718,004	95,551,118	61,188,581	465,792,301	999,791,714
Liabilities:
Payable for investments purchased	723,287	10,888	–	18,198,108	37,150,000
Unrealized depreciation on forward foreign currency exchange contracts	64,535	596,020	–	–	–
Unrealized depreciation on swap contracts	–	36,511	–	–	–
Distributions payable	–	–	12,442	70,726	1,593
Payable for capital shares redeemed	6,131	1,924,195	12,515	515,522	6,887,568
Cash due to broker for forward foreign currency contracts	130,000	–	–	–	–
Variation margin payable for centrally cleared swaps	–	216,179	–	–	–
Written options outstanding, at value	–	270,214	–	–	–
Accrued expenses and other payables:
Investment advisory fees	20,710	80,652	22,164	236,563	285,220
Custodian fees	38,717	356,311	15,494	19,506	42,565
Administration fees	2,761	5,336	4,172	34,175	63,505
Sub-transfer agent and administrative services fees	1,207	9,289	533	18,535	63,753
Fund accounting fees	2,511	1,384	3,459	17,808	59,323
Audit fees	8,230	8,230	8,231	8,620	8,370
Transfer agent fees	3,486	6,117	9,035	4,416	7,903
Distribution fees	1,686	5,449	1,546	7,043	12,837
Legal fees	207	18,878	277	2,090	4,231
Printing fees	746	208	324	–	–
Other accrued expenses	30,203	68,235	28,889	36,377	68,879
Total liabilities	1,034,417	3,614,096	119,081	19,169,489	44,655,747
Net Assets	$ 40,683,587	$ 91,937,022	$ 61,069,500	$ 446,622,812	$ 955,135,967
Cost:
Investments	$ 41,452,983	$ 19,564,153	$ 56,165,185	$ 450,736,205	$ 955,794,274
Short-term investment	2,090,253	71,731,480	57,419	180,752	39,336,221
Foreign currency	87,262	241,944	–	–	–
Premiums on written options:	–	310,501	–	–	–
Represented by:
Capital	$ 46,596,359	$ 90,936,381	$ 57,207,481	$ 448,857,592	$ 955,532,880
Distributable earnings (accumulated loss)	(5,912,772)	1,000,641	3,862,019	(2,234,780)	(396,913)
Net Assets	$ 40,683,587	$ 91,937,022	$ 61,069,500	$ 446,622,812	$ 955,135,967

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

58	2021 Annual Report

Statements of Assets and Liabilities (concluded)

October 31, 2021

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Absolute Return Strategies Fund		Aberdeen Intermediate Municipal Income Fund		Aberdeen Short Duration High Yield Municipal Fund		Aberdeen Ultra Short Municipal Income Fund
Net Assets:
Class A Shares	$ 226,587		$ 22,522,016		$ 6,028,090		$ 21,906,590		$ 161,361,906
Class A1 Shares	–		–		–		–		510,401
Class C Shares	26,884		478,298		313,664		27,200		–
Class R Shares	3,662,399		–		–		–		–
Institutional Service Class Shares	82,767		6,929,209		20,264		–		–
Institutional Class Shares	36,684,950		62,007,499		54,707,482		424,689,022		793,263,660
Total	$ 40,683,587		$ 91,937,022		$ 61,069,500		$ 446,622,812		$ 955,135,967
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	24,529		2,189,354		613,148		2,135,314		15,986,929
Class A1 Shares	–		–		–		–		50,535
Class C Shares	2,906		47,648		31,961		2,649		–
Class R Shares	398,660		–		–		–		–
Institutional Service Class Shares	8,946		669,113		2,059		–		–
Institutional Class Shares	3,960,897		5,938,384		5,560,090		41,391,609		79,043,089
Total	4,395,938		8,844,499		6,207,258		43,529,572		95,080,553
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$ 9.24		$ 10.29		$ 9.83		$ 10.26		$ 10.09
Class A1 Shares (a)	$ –		$ –		$ –		$ –		$ 10.10
Class C Shares (b)	$ 9.25		$ 10.04		$ 9.81		$ 10.27		$ –
Class R Shares	$ 9.19		$ –		$ –		$ –		$ –
Institutional Service Class Shares	$ 9.25		$ 10.36		$ 9.84		$ –		$ –
Institutional Class Shares	$ 9.26		$ 10.44		$ 9.84		$ 10.26		$ 10.04
Maximum Offering Price Per Share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$ 9.53		$ 10.61		$ 10.08		$ 10.52		$ –
Class A1 Shares	$ –		$ –		$ –		$ –		$ 10.15
Maximum Sales Charge:
Class A Shares	3.00	(c)%	3.00	(c)%	2.50	(d)%	2.50	(d)%	–%
Class A1 Shares	–%		–%		–%		–%		0.50%

(a)	Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.
(c)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.
(d)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	59

Statements of Operations

For the Year Ended October 31, 2021

	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Absolute Return Strategies Fund	Aberdeen Intermediate Municipal Income Fund	Aberdeen Short Duration High Yield Municipal Fund	Aberdeen Ultra Short Municipal Income Fund
INVESTMENT INCOME:
Dividend income	$ –	$ 66,219	$ 16	$ 58	$ 103
Interest income	2,929,844	101,941	2,006,576	10,671,409	6,140,901
Foreign tax withholding	(2,249)	(4,147)	–	–	–
Total Income	2,927,595	164,013	2,006,592	10,671,467	6,141,004
EXPENSES:
Investment advisory fees	273,353	163,090	271,702	2,247,203	5,541,935
Trustee fees	3,230	1,556	4,454	23,808	77,512
Administration fees	36,447	21,745	51,144	282,960	886,710
Legal fees	2,872	1,489	4,268	72,078	73,667
Audit fees	45,068	71,119	41,514	50,000	50,960
Printing fees	7,360	10,884	10,289	30,360	50,486
Custodian fees	35,348	326,669	18,399	24,413	80,474
Transfer agent fees	15,175	18,920	60,013	40,391	56,008
Distribution fees Class A	622	7,030	16,305	54,372	531,575
Distribution fees Class A1	–	–	–	–	1,380
Distribution fees Class C	585	5,849	2,697	96	–
Distribution fees Class R	19,444	–	–	–	–
Sub-transfer agent and administrative service fees Institutional Class	11,724	4,396	4,046	189,171	637,533
Sub-transfer agent and administrative service fees Class A	302	1,567	818	12,972	138,451
Sub-transfer agent and administrative service fees Class C	64	653	64	3	–
Sub-transfer agent and administrative service fees Class R	5,886	–	–	–	–
Sub-transfer agent and administrative service fees Institutional Service Class	103	9,874	–	–	–
Fund accounting fees	1,822	1,087	2,557	14,148	44,336
Registration and filing fees	64,386	54,956	55,088	67,032	140,932
Other	32,834	40,937	29,267	57,120	129,619
Total expenses before reimbursed/waived expenses	556,625	741,821	572,625	3,166,127	8,441,578
Interest Expense (a)	673	–	–	–	27
Total operating expenses before reimbursed/waived expenses	557,298	741,821	572,625	3,166,127	8,441,605
Expenses reimbursed	(233,540)	(540,814)	(233,143)	(812,551)	(3,286,759)
Net expenses	323,758	201,007	339,482	2,353,576	5,154,846
Net Investment Income/(Loss)	2,603,837	(36,994)	1,667,110	8,317,891	986,158
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	927,545	2,451,298	(298,789)	(1,101,812)	(195,697)
Realized gain/(loss) on futures contracts	–	(96,771)	–	–	–
Realized gain/(loss) on written options	–	92,976	–	–	–
Realized gain/(loss) on swap contracts	–	(36,825)	–	–	–
Realized gain/(loss) on forward foreign currency exchange contracts	(406,942)	(376,124)	–	–	–
Realized gain/(loss) on foreign currency transactions	9,008	120,991	–	–	–
Net realized gain/(loss) from investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	529,611	2,155,545	(298,789)	(1,101,812)	(195,697)
Net change in unrealized appreciation/(depreciation) on investment transactions	(724,681)	(1,695,643)	1,114,396	8,143,949	700,888
Net change in unrealized appreciation/(depreciation) on swap contracts	–	(1,353,208)	–	–	–
Net change in unrealized appreciation/(depreciation) on futures contracts	–	587,653	–	–	–
Net change in unrealized appreciation/(depreciation) on written options	–	129,052	–	–	–
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	13,435	34,545	–	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	454	(15,737)	–	–	–
Net change in unrealized appreciation/(depreciation) from investments, written options, futures contracts, swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(710,792)	(2,313,338)	1,114,396	8,143,949	700,888
Net realized/unrealized gain/(loss) from investments, written options, futures contracts, swaps and foreign currency transactions	(181,181)	(157,793)	815,607	7,042,137	505,191
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,422,656	$ (194,787)	$ 2,482,717	$ 15,360,028	$ 1,491,349

(a)  See Note 9 for additional information.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

60	2021 Annual Report

Statements of Changes in Net Assets

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Absolute Return Strategies Fund		Aberdeen Intermediate Municipal Income Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$ 2,603,837	$ 2,518,037	$ (36,994)	$ 145,516	$ 1,667,110	$ 1,965,910
Net realized gain/(loss) from investments, written options, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	529,611	(1,044,552)	2,155,545	164,840	(298,789)	106,838
Net change in unrealized appreciation/ (depreciation) on investments, written options, futures contracts, swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(710,792)	(2,428,644)	(2,313,338)	468,325	1,114,396	(1,362,746)
Changes in net assets resulting from operations	2,422,656	(955,159)	(194,787)	778,681	2,482,717	710,002
Distributions to Shareholders From:
Distributable earnings:
Class A	(11,387)	(18,526)	(2,060)	(11,744)	(165,909)	(194,812)
Class C	(3,466)	(4,497)	(401)	(287)	(4,873)	(5,382)
Class R	(139,135)	(135,904)	–	–	–	(102)
Institutional Service Class	(3,507)	(1,479)	(17,552)	(172,288)	(564)	(613)
Institutional Class	(1,744,572)	(1,863,463)	(47,938)	(260,575)	(1,602,524)	(1,863,887)
Change in net assets from shareholder distributions	(1,902,067)	(2,023,869)	(67,951)	(444,894)	(1,773,870)	(2,064,796)
Change in net assets from capital transactions	(12,242,793)	3,508,099	70,424,619	8,688,209	(4,613,579)	(4,736,370)
Change in net assets	(11,722,204)	529,071	70,161,881	9,021,996	(3,904,732)	(6,091,164)
Net Assets:
Beginning of year	52,405,791	51,876,720	21,775,141	12,753,145	64,974,232	71,065,396
End of year	$ 40,683,587	$ 52,405,791	$ 91,937,022	$ 21,775,141	$ 61,069,500	$ 64,974,232

(a)	Effective February 28, 2020, Class R had zero assets. On February 28, 2020, the Aberdeen Intermediate Municipal Income Fund ceased offering Class R Shares.
(b)	Includes redemption fees, if any.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	61

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Absolute Return Strategies Fund		Aberdeen Intermediate Municipal Income Fund (a)
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$102,231	$352,813	$1,202,597	$479,659	$110,423	$168,732
Proceeds of shares issued in connection with fund merger	–	–	22,272,666	–	–	–
Dividends reinvested	8,606	17,316	1,986	11,491	118,556	136,429
Cost of shares redeemed	(188,170)	(898,944)	(1,936,020)	(230,065)	(946,959)	(1,018,550)
Total Class A	(77,333)	(528,815)	21,541,229	261,085	(717,980)	(713,389)
Class C Shares
Proceeds from shares issued	10,000	159,820	150,000	591,129	67,854	38,410
Dividends reinvested	3,466	4,497	401	287	4,858	5,363
Cost of shares redeemed	(128,689)	(122,537)	(338,551)	(70,992)	(31,260)	(21,015)
Total Class C	(115,223)	41,780	(188,150)	520,424	41,452	22,758
Class R Shares
Proceeds from shares issued	925,269	463,579	–	–	–	–
Dividends reinvested	139,135	135,904	–	–	–	81
Cost of shares redeemed (b)	(963,082)	(1,102,856)	–	–	–	(11,652)
Total Class R	101,322	(503,373)	–	–	–	(11,571)
Institutional Service Class Shares
Proceeds from shares issued	417	63,322	437,987	630,476	–	20,956
Dividends reinvested	3,507	1,479	17,235	169,159	563	582
Cost of shares redeemed	(179)	(5,359)	(1,699,571)	(1,691,964)	(15)	(19,111)
Total Institutional Service Class	3,745	59,442	(1,244,349)	(892,329)	548	2,427
Institutional Class Shares
Proceeds from shares issued	5,782,692	9,083,124	1,954,089	11,383,780	884,579	1,689,260
Proceeds of shares issued in connection with fund merger	–	–	56,538,906	–	–	–
Dividends reinvested	1,728,471	1,832,746	47,855	260,091	1,288,406	1,499,054
Cost of shares redeemed	(19,666,467)	(6,476,805)	(8,224,961)	(2,844,842)	(6,110,584)	(7,224,909)
Total Institutional Class	(12,155,304)	4,439,065	50,315,889	8,799,029	(3,937,599)	(4,036,595)
Change in net assets from capital transactions:	$(12,242,793)	$3,508,099	$70,424,619	$8,688,209	$(4,613,579)	$(4,736,370)

(a)  Effective February 28, 2020, Class R had zero assets. On February 28, 2020, the Aberdeen Intermediate Municipal Income Fund ceased offering Class R Shares.

(b)  Includes redemption fees, if any.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

62	2021 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Absolute Return Strategies Fund		Aberdeen Intermediate Municipal Income Fund (a)
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A Shares
Issued	10,842	37,203	114,890	47,338	11,090	17,181
Issued in connection with fund merger	–	–	2,156,386	–	–	–
Reinvested	895	1,819	188	1,142	11,975	13,932
Redeemed	(19,884)	(93,968)	(186,840)	(22,856)	(95,424)	(103,981)
Total Class A Shares	(8,147)	(54,946)	2,084,624	25,624	(72,359)	(72,868)
Class C Shares
Issued	1,072	16,467	14,515	58,660	6,862	3,885
Reinvested	361	478	39	29	492	549
Redeemed	(13,912)	(12,960)	(32,701)	(7,137)	(3,155)	(2,133)
Total Class C Shares	(12,479)	3,985	(18,147)	51,552	4,199	2,301
Class R Shares
Issued	98,091	49,525	–	–	–	–
Reinvested	14,545	14,469	–	–	–	9
Redeemed	(102,497)	(121,144)	–	–	–	(1,150)
Total Class R Shares	10,139	(57,150)	–	–	–	(1,141)
Institutional Service Class Shares
Issued	44	6,558	40,843	62,094	–	2,067
Reinvested	364	157	1,623	16,748	57	59
Redeemed	(19)	(590)	(160,987)	(166,979)	(2)	(2,068)
Total Institutional Service Class Shares	389	6,125	(118,521)	(88,137)	55	58
Institutional Class Shares
Issued	599,695	967,952	183,879	1,110,411	89,355	172,791
Issued in connection with fund merger	–	–	5,393,904	–	–	–
Reinvested	179,454	194,571	4,472	25,574	130,040	152,982
Redeemed	(2,035,218)	(719,093)	(783,300)	(275,955)	(616,659)	(737,200)
Total Institutional Class Shares	(1,256,069)	443,430	4,798,955	860,030	(397,264)	(411,427)
Total change in shares:	(1,266,167)	341,444	6,746,911	849,069	(465,369)	(483,077)

(a)  Effective February 28, 2020, Class R had zero assets. On February 28, 2020, the Aberdeen Intermediate Municipal Income Fund ceased offering Class R Shares.

(b)  Includes redemption fees, if any.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	63

Statements of Changes in Net Assets

	Aberdeen Short Duration High Yield Municipal Fund		Aberdeen Ultra Short Municipal Income Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$8,317,891	$8,038,965	$986,158	$9,180,811
Net realized gain/(loss) from investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(1,101,812)	(1,967,350)	(195,697)	7,091
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	8,143,949	(5,731,312)	700,888	(628,850)
Changes in net assets resulting from operations	15,360,028	340,303	1,491,349	8,559,052
Distributions to Shareholders From:
Distributable earnings:
Class A	(464,084)	(713,836)	(47,583)	(1,509,615)
Class A1	–	–	(123)	(437)
Class C	(118)	–	–	–
Institutional Class	(7,826,608)	(7,291,360)	(945,195)	(7,684,814)
Change in net assets from shareholder distributions	(8,290,810)	(8,005,196)	(992,901)	(9,194,866)
Change in net assets from capital transactions	146,984,308	42,940,733	(237,411,963)	307,268,709
Change in net assets	154,053,526	35,275,840	(236,913,515)	306,632,895
Net Assets:
Beginning of year	292,569,286	257,293,446	1,192,049,482	885,416,587
End of year	$446,622,812	$292,569,286	$955,135,967	$1,192,049,482

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

64	2021 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Short Duration High Yield Municipal Fund		Aberdeen Ultra Short Municipal Income Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,657,773	$6,852,944	$50,785,379	$248,534,228
Dividends reinvested	447,869	698,600	47,225	1,489,406
Cost of shares redeemed	(9,184,933)	(11,919,000)	(152,699,342)	(191,270,157)
Total Class A	(1,079,291)	(4,367,456)	(101,866,738)	58,753,477
Class A1 Shares
Proceeds from shares issued	–	–	–	522,320
Dividends reinvested	–	–	124	436
Cost of shares redeemed	–	–	(47,641)	–
Total Class A1	–	–	(47,517)	522,756
Class C Shares
Proceeds from shares issued	26,994	–	–	–
Dividends reinvested	109	–	–	–
Total Class C	27,103	–	–	–
Institutional Class Shares
Proceeds from shares issued	268,144,226	156,905,352	657,065,229	951,189,708
Dividends reinvested	5,859,757	5,941,741	811,146	6,439,517
Cost of shares redeemed	(125,967,487)	(115,538,904)	(793,374,083)	(709,636,749)
Total Institutional Class	148,036,496	47,308,189	(135,497,708)	247,992,476
Change in net assets from capital transactions:	$146,984,308	$42,940,733	$(237,411,963)	$307,268,709
SHARE TRANSACTIONS:
Class A Shares
Issued	747,277	673,668	5,029,554	24,628,361
Reinvested	43,706	69,375	4,677	147,584
Redeemed	(898,694)	(1,190,504)	(15,121,758)	(18,956,286)
Total Class A Shares	(107,711)	(447,461)	(10,087,527)	5,819,659
Class A1 Shares
Issued	–	–	–	51,715
Reinvested	–	–	12	43
Redeemed	–	–	(4,717)	–
Total Class A1 Shares	–	–	(4,705)	51,758
Class C Shares
Issued	2,638	–	–	–
Reinvested	11	–	–	–
Total Class C Shares	2,649	–	–	–
Institutional Class Shares
Issued	26,088,301	15,559,801	65,442,952	94,804,201
Reinvested	571,244	590,112	80,792	641,628
Redeemed	(12,297,198)	(11,531,243)	(79,028,435)	(70,726,848)
Total Institutional Class Shares	14,362,347	4,618,670	(13,504,691)	24,718,981
Total change in shares:	14,257,285	4,171,209	(23,596,923)	30,590,398

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2021 Annual Report	65

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2021	$ 9.24	$0.51	$(0.13)	$ 0.38	$(0.38)	$(0.38)	$ 9.24
Year Ended October 31, 2020	9.72	0.43	(0.58)	(0.15)	(0.33)	(0.33)	9.24
Year Ended October 31, 2019	8.97	0.50	0.62	1.12	(0.37)	(0.37)	9.72
Year Ended October 31, 2018	10.27	0.47	(1.26)	(0.79)	(0.51)	(0.51)	8.97
Year Ended October 31, 2017	9.73	0.49	0.30	0.79	(0.25)	(0.25)	10.27
Class C Shares
Year Ended October 31, 2021	9.19	0.42	(0.08)	0.34	(0.28)	(0.28)	9.25
Year Ended October 31, 2020	9.69	0.36	(0.58)	(0.22)	(0.28)	(0.28)	9.19
Year Ended October 31, 2019	8.90	0.44	0.64	1.08	(0.29)	(0.29)	9.69
Year Ended October 31, 2018	10.22	0.43	(1.28)	(0.85)	(0.47)	(0.47)	8.90
Year Ended October 31, 2017	9.68	0.44	0.29	0.73	(0.19)	(0.19)	10.22
Class R Shares
Year Ended October 31, 2021	9.19	0.49	(0.13)	0.36	(0.36)	(0.36)	9.19
Year Ended October 31, 2020	9.69	0.39	(0.57)	(0.18)	(0.32)	(0.32)	9.19
Year Ended October 31, 2019	8.93	0.47	0.64	1.11	(0.35)	(0.35)	9.69
Year Ended October 31, 2018	10.25	0.46	(1.28)	(0.82)	(0.50)	(0.50)	8.93
Year Ended October 31, 2017	9.72	0.47	0.30	0.77	(0.24)	(0.24)	10.25
Institutional Service Class Shares
Year Ended October 31, 2021	9.25	0.55	(0.14)	0.41	(0.41)	(0.41)	9.25
Year Ended October 31, 2020	9.76	0.46	(0.59)	(0.13)	(0.38)	(0.38)	9.25
Year Ended October 31, 2019	8.99	0.53	0.65	1.18	(0.41)	(0.41)	9.76
Year Ended October 31, 2018	10.30	0.52	(1.28)	(0.76)	(0.55)	(0.55)	8.99
Year Ended October 31, 2017	9.75	0.54	0.30	0.84	(0.29)	(0.29)	10.30
Institutional Class Shares
Year Ended October 31, 2021	9.26	0.55	(0.14)	0.41	(0.41)	(0.41)	9.26
Year Ended October 31, 2020	9.76	0.46	(0.58)	(0.12)	(0.38)	(0.38)	9.26
Year Ended October 31, 2019	8.99	0.51	0.67	1.18	(0.41)	(0.41)	9.76
Year Ended October 31, 2018	10.29	0.52	(1.28)	(0.76)	(0.54)	(0.54)	8.99
Year Ended October 31, 2017	9.74	0.54	0.29	0.83	(0.28)	(0.28)	10.29

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

66	2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio Net of Investment Income to Average Net Assets	Portfolio Turnover (d)

3.96%	$ 227	1.02	%(e)	1.51	%(e)	5.34%	71.56%
(1.53%)	302	1.02	%(e)	1.44	%(e)	4.57%	63.45%
12.81%	852	1.07%		1.61%		5.37%	71.06%
(7.91%)	1,050	1.31%		1.93%		4.78%	56.02%
8.21%	1,987	1.37%		2.15%		4.85%	64.37%

3.54%	27	1.65	%(e)	2.25	%(e)	4.39%	71.56%
(2.34%)	141	1.65	%(e)	2.16	%(e)	3.90%	63.45%
12.36%	110	1.70%		2.31%		4.75%	71.06%
(8.58%)	304	1.90%		2.58%		4.52%	56.02%
7.57%	261	1.90%		2.75%		4.46%	64.37%

3.74%	3,662	1.30	%(e)	1.79	%(e)	5.22%	71.56%
(1.94%)	3,572	1.30	%(e)	1.72	%(e)	4.28%	63.45%
12.69%	4,318	1.31%		1.85%		5.05%	71.06%
(8.25%)	3,826	1.55%		2.17%		4.79%	56.02%
7.96%	2,934	1.56%		2.34%		4.72%	64.37%

4.25%	83	0.77	%(e)	1.26	%(e)	5.75%	71.56%
(1.36%)	79	0.65%		1.07%		4.96%	63.45%
13.43%	24	0.68%		1.22%		5.66%	71.06%
(7.63%)	20	0.89%		1.52%		5.38%	56.02%
8.67%	22	0.90%		1.68%		5.43%	64.37%

4.32%	36,685	0.65	%(e)	1.17	%(e)	5.77%	71.56%
(1.29%)	48,312	0.65	%(e)	1.10	%(e)	4.95%	63.45%
13.40%	46,573	0.67%		1.25%		5.43%	71.06%
(7.58%)	18,720	0.90%		1.58%		5.41%	56.02%
8.62%	18,365	0.90%		1.76%		5.42%	64.37%

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)  Includes interest expense that amounts to less than 0.01%.

2021 Annual Report	67

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Absolute Return Strategies Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2021	$10.29	$(0.03)	$0.05	$ 0.02	$(0.02)	$ –	$(0.02)	$10.29
Year Ended October 31, 2020	10.13	0.04	0.29	0.33	(0.17)	–	(0.17)	10.29
Year Ended October 31, 2019	10.41	0.17	0.25	0.42	(0.60)	(0.10)	(0.70)	10.13
Year Ended October 31, 2018	10.22	0.17	0.05	0.22	–	(0.03)	(0.03)	10.41
Year Ended October 31, 2017	10.18	0.13	0.02	0.15	–	(0.11)	(0.11)	10.22
Class C Shares
Year Ended October 31, 2021	10.10	(0.11)	0.06	(0.05)	(0.01)	–	(0.01)	10.04
Year Ended October 31, 2020	9.87	(0.07)	0.32	0.25	(0.02)	–	(0.02)	10.10
Year Ended October 31, 2019	10.09	0.10	0.24	0.34	(0.46)	(0.10)	(0.56)	9.87
Year Ended October 31, 2018	9.97	0.09	0.06	0.15	–	(0.03)	(0.03)	10.09
Year Ended October 31, 2017	10.01	0.06	0.01	0.07	–	(0.11)	(0.11)	9.97
Institutional Service Class Shares
Year Ended October 31, 2021	10.35	(0.02)	0.06	0.04	(0.03)	–	(0.03)	10.36
Year Ended October 31, 2020	10.20	0.06	0.29	0.35	(0.20)	–	(0.20)	10.35
Year Ended October 31, 2019	10.47	0.19	0.27	0.46	(0.63)	(0.10)	(0.73)	10.20
Year Ended October 31, 2018	10.26	0.18	0.06	0.24	–	(0.03)	(0.03)	10.47
Year Ended October 31, 2017	10.21	0.15	0.01	0.16	–	(0.11)	(0.11)	10.26
Institutional Class Shares
Year Ended October 31, 2021	10.43	– (g)	0.05	0.05	(0.04)	–	(0.04)	10.44
Year Ended October 31, 2020	10.30	0.08	0.26	0.34	(0.21)	–	(0.21)	10.43
Year Ended October 31, 2019	10.55	0.20	0.27	0.47	(0.62)	(0.10)	(0.72)	10.30
Year Ended October 31, 2018	10.33	0.20	0.05	0.25	–	(0.03)	(0.03)	10.55
Year Ended October 31, 2017	10.26	0.16	0.02	0.18	–	(0.11)	(0.11)	10.33

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

68	2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Absolute Return Strategies Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

0.18%		$22,522	0.96%		2.93%		(0.31%)	424.59%
3.26%		1,078	0.97	%(e)	2.52	%(e)	0.35%	238.35%
4.41%		802	1.18	%(e)	3.04	%(e)	1.69%	53.05%
2.10%		1,119	1.12	%(e)	2.79	%(e)	1.60%	62.39%
1.53%		806	1.17	%(e)	2.74	%(e)	1.29%	91.26%

(0.54%)		478	1.65%		3.73%		(1.07%)	424.59%
2.54%		664	1.66	%(e)	3.30	%(e)	(0.69%)	238.35%
3.68%		141	1.86	%(e)	3.83	%(e)	1.02%	53.05%
1.45%		277	1.85	%(e)	3.65	%(e)	0.86%	62.39%
0.75	%(f)	247	1.85	%(e)	3.53	%(e)	0.62%	91.26%

0.33	%(f)	6,929	0.78%		2.75%		(0.20%)	424.59%
3.45	%(f)	8,148	0.80	%(e)	2.35	%(e)	0.62%	238.35%
4.72%		8,934	1.00	%(e)	2.86	%(e)	1.86%	53.05%
2.29%		9,768	0.96	%(e)	2.63	%(e)	1.75%	62.39%
1.62%		10,553	1.02	%(e)	2.59	%(e)	1.47%	91.26%

0.46%		62,007	0.65%		2.65%		(0.04%)	424.59%
3.34	%(f)	11,885	0.66	%(e)	2.24	%(e)	0.74%	238.35%
4.82	%(f)	2,876	0.86	%(e)	2.84	%(e)	1.98%	53.05%
2.47%		5,521	0.85	%(e)	2.70	%(e)	1.94%	62.39%
1.81%		1,685	0.85	%(e)	2.56	%(e)	1.60%	91.26%

(e)  Interest expense is less than 0.001%.

(f)  The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(g)  Less than $0.005 per share.

2021 Annual Report	69

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Intermediate Municipal Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2021	$ 9.73	$0.24	$ 0.12	$0.36	$(0.24)	$(0.02)	$(0.26)	$9.83
Year Ended October 31, 2020	9.92	0.26	(0.18)	0.08	(0.26)	(0.01)	(0.27)	9.73
Year Ended October 31, 2019	9.54	0.28	0.38	0.66	(0.28)	– (f)	(0.28)	9.92
Year Ended October 31, 2018	9.89	0.29	(0.35)	(0.06)	(0.29)	–	(0.29)	9.54
Year Ended October 31, 2017	10.11	0.29	(0.22)	0.07	(0.29)	–	(0.29)	9.89
Class C Shares
Year Ended October 31, 2021	9.71	0.16	0.12	0.28	(0.16)	(0.02)	(0.18)	9.81
Year Ended October 31, 2020	9.91	0.18	(0.19)	(0.01)	(0.18)	(0.01)	(0.19)	9.71
Year Ended October 31, 2019	9.52	0.21	0.39	0.60	(0.21)	– (f)	(0.21)	9.91
Year Ended October 31, 2018	9.87	0.21	(0.35)	(0.14)	(0.21)	–	(0.21)	9.52
Year Ended October 31, 2017	10.09	0.22	(0.22)	–	(0.22)	–	(0.22)	9.87
Institutional Service Class Shares
Year Ended October 31, 2021	9.74	0.26	0.12	0.38	(0.26)	(0.02)	(0.28)	9.84
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)	9.74
Year Ended October 31, 2019	9.54	0.30	0.40	0.70	(0.31)	– (f)	(0.31)	9.93
Year Ended October 31, 2018	9.89	0.31	(0.35)	(0.04)	(0.31)	–	(0.31)	9.54
Year Ended October 31, 2017	10.12	0.31	(0.23)	0.08	(0.31)	–	(0.31)	9.89
Institutional Class Shares
Year Ended October 31, 2021	9.74	0.26	0.12	0.38	(0.26)	(0.02)	(0.28)	9.84
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)	9.74
Year Ended October 31, 2019	9.55	0.30	0.39	0.69	(0.31)	– (f)	(0.31)	9.93
Year Ended October 31, 2018	9.90	0.31	(0.35)	(0.04)	(0.31)	–	(0.31)	9.55
Year Ended October 31, 2017	10.12	0.32	(0.23)	0.09	(0.31)	–	(0.31)	9.90

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

70	2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Intermediate Municipal Income Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)

3.62%	$ 6,028	0.76%		1.12%		2.38%	53.74%
0.83%	6,670	0.76	%(e)	1.09	%(e)	2.63%	55.63%
7.05%	7,526	0.76	%(e)	1.16	%(e)	2.84%	58.33%
(0.65%)	7,141	0.80%		1.08%		2.95%	14.38%
0.72%	9,084	0.88	%(e)	1.05	%(e)	2.92%	16.25%

2.87%	314	1.50%		1.88%		1.64%	53.74%
(0.01%)	270	1.50	%(e)	1.87	%(e)	1.89%	55.63%
6.39%	252	1.50	%(e)	1.93	%(e)	2.12%	58.33%
(1.39%)	279	1.55%		1.87%		2.20%	14.38%
(0.02%)	542	1.62	%(e)	1.83	%(e)	2.21%	16.25%

3.90%	20	0.50%		0.86%		2.64%	53.74%
1.09%	20	0.50	%(e)	0.83	%(e)	2.87%	55.63%
7.43%	19	0.50	%(e)	0.90	%(e)	3.10%	58.33%
(0.40%)	18	0.54%		0.82%		3.21%	14.38%
0.79%	18	0.69	%(e)	0.86	%(e)	3.10%	16.25%

3.90%	54,707	0.50%		0.87%		2.64%	53.74%
1.10%	58,015	0.50	%(e)	0.84	%(e)	2.89%	55.63%
7.32%	63,256	0.50	%(e)	0.90	%(e)	3.11%	58.33%
(0.39%)	65,428	0.54%		0.83%		3.21%	14.38%
0.98%	71,362	0.62	%(e)	0.79	%(e)	3.18%	16.25%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Interest expense is less than 0.001%.
(f)	Less than $0.005 per share.

2021 Annual Report	71

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Short Duration High Yield Municipal Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital		Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2021	$ 9.99	$ 0.22	(d)	$ 0.27	$0.49	$(0.22)	$ –		$(0.22)	$ –		$10.26
Year Ended October 31, 2020	10.25	0.29	(d)	(0.27)	0.02	(0.28)	–		(0.28)	–		9.99
Year Ended October 31, 2019	10.07	0.30	(d)	0.18	0.48	(0.30)	–		(0.30)	–		10.25
Year Ended October 31, 2018(f)	10.24	0.31	(d)	(0.17)	0.14	(0.31)	0.00	(g)	(0.31)	0.00	(g)	10.07
Year Ended October 31, 2017	10.34	0.28		(0.10)	0.18	(0.28)	–		(0.28)	0.00	(g)	10.24
Class C Shares(h)
Period Ended October 31, 2021	10.13	0.12	(d)	0.14	0.26	(0.12)	–		(0.12)	–		10.27
Institutional Class Shares
Year Ended October 31, 2021	9.99	0.24	(d)	0.27	0.51	(0.24)	–		(0.24)	–		10.26
Year Ended October 31, 2020	10.25	0.31	(d)	(0.26)	0.05	(0.31)	–		(0.31)	–		9.99
Year Ended October 31, 2019	10.07	0.32	(d)	0.18	0.50	(0.32)	–		(0.32)	–		10.25
Year Ended October 31, 2018(f)	10.24	0.33	(d)	(0.16)	0.17	(0.34)	0.00	(g)	(0.34)	0.00	(g)	10.07
Year Ended October 31, 2017	10.34	0.31		(0.10)	0.21	(0.31)	–		(0.31)	0.00	(g)	10.24

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

72	2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Short Duration High Yield Municipal Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)
4.92%	$ 21,907	0.90%		1.14%		2.14%	95.56%
0.25%	22,417	0.90	%(e)	1.12	%(e)	2.84%	149.01%
4.78%	27,577	0.90%		1.13%		2.96%	104.52%
1.42%	29,433	0.91	%(e)	1.11	%(e)	3.03%	86.19%
1.82%	50,906	0.90	%(e)	1.09	%(e)	2.78%	151.00%

2.52%	27	1.65%		1.86%		1.33%	95.56%

5.18%	424,689	0.65%		0.88%		2.37%	95.56%
0.51%	270,153	0.65	%(e)	0.87	%(e)	3.07%	149.01%
5.05%	229,716	0.65	%(e)	0.90	%(e)	3.19%	104.52%
1.67%	177,810	0.66	%(e)	0.87	%(e)	3.27%	86.19%
2.08%	207,427	0.65	%(e)	0.84	%(e)	3.04%	151.00%

(e)	Includes interest expense that amounts to less than 0.01% for the years ended October 31, 2020 and October 31, 2017. Includes interest expense that amounts to 0.01% for the years ended October 31, 2018.
(f)	Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.
(g)	Less than $0.005 per share.
(h)	For the period from December 21, 2020 (commencement of operations) through October 31, 2021.

2021 Annual Report	73

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra Short Municipal Income Fund

		Investment Activities						Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities		Net Investment Income	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2021	$10.09	$ –	(d)(e)	$ –	(e)	$ –	(e)	$ – (e)	$ – (e)	$ –		$10.09
Year Ended October 31, 2020	10.10	0.07	(d)	–	(e)	0.07		(0.08)	(0.08)	–		10.09
Year Ended October 31, 2019	10.09	0.13	(d)	0.01		0.14		(0.13)	(0.13)	–		10.10
Year Ended October 31, 2018(g)	10.09	0.11	(d)	0.00		0.11		(0.11)	(0.11)	0.00	(e)	10.09
Year Ended October 31, 2017	10.09	0.06		(0.00	)(e)	0.06		(0.06)	(0.06)	0.00	(e)	10.09
Class A1 Shares
Year Ended October 31, 2021	10.10	–	(d)(e)	–	(e)	–	(e)	– (e)	– (e)	–		10.10
Year Ended October 31, 2020	10.10	0.03	(d)	0.05		0.08		(0.08)	(0.08)	–		10.10
Year Ended October 31, 2019(h)	10.10	0.08		–	(e)	0.08		(0.08)	(0.08)	–		10.10
Institutional Class Shares
Year Ended October 31, 2021	10.03	0.01	(d)	0.01		0.02		(0.01)	(0.01)	–		10.04
Year Ended October 31, 2020	10.04	0.10	(d)	(0.01)		0.09		(0.10)	(0.10)	–		10.03
Year Ended October 31, 2019	10.04	0.15	(d)	–		0.15		(0.15)	(0.15)	–		10.04
Year Ended October 31, 2018(g)	10.04	0.13	(d)	0.00		0.13		(0.13)	(0.13)	0.00	(e)	10.04
Year Ended October 31, 2017	10.04	0.09		(0.00	)(e)	0.09		(0.09)	(0.09)	0.00	(e)	10.04

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

74	2021 Annual Report

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra Short Municipal Income Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)
0.02%	$ 161,362	0.54	%(f)	0.96	%(f)	0.02%	261.23%
0.69%	263,068	0.70	%(f)	0.94	%(f)	0.72%	299.40%
1.36%	204,501	0.70%		0.95%		1.25%	231.49%
1.09%	223,255	0.70%		0.92%		1.08%	177.63%
0.62%	211,265	0.69%		0.90%		0.62%	214.00%

0.02%	510	0.54	%(f)	0.89	%(f)	0.02%	261.23%
0.79%	558	0.70	%(f)	0.90	%(f)	0.34%	299.40%
0.81%	35	0.70%		0.94%		1.13%	231.49%

0.21%	793,264	0.45	%(f)	0.71	%(f)	0.11%	261.23%
0.94%	928,424	0.45	%(f)	0.71	%(f)	0.98%	299.40%
1.51%	680,881	0.45%		0.72%		1.50%	231.49%
1.34%	802,312	0.45%		0.67%		1.32%	177.63%
0.87%	896,624	0.44%		0.65%		0.86%	214.00%

(e)	Less than $0.005 per share.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.
(h)	For the period from February 28, 2019 (commencement of operations) through October 31, 2019.

2021 Annual Report	75

Notes to Financial Statements

October 31, 2021

1. Organization

Aberdeen Funds (the "Trust") was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2021, the Trust had authorized an unlimited number of shares of beneficial interest ("shares") without par value. As of October 31, 2021, the Trust operated seventeen (17) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each a "Fund", collectively, the "Funds"):

–  Aberdeen Emerging Markets Debt Fund ("Emerging Markets Debt Fund")

–  Aberdeen Global Absolute Return Strategies Fund ("Global Absolute Return Strategies Fund")

–  Aberdeen Intermediate Municipal Income Fund ("Intermediate Municipal Income Fund")

–  Aberdeen Short Duration High Yield Municipal Fund ("Short Duration High Yield Municipal Fund")

–  Aberdeen Ultra Short Municipal Income Fund ("Ultra Short Municipal Income Fund")

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.    Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time" subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the

76	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the "Board"). If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional "round lot" size, and the strategies employed by Aberdeen Standard Investments Inc. ("Aberdeen," the "Adviser" or "ASII") (to be known as abrdn Inc. effective January 1, 2022) generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, "odd lot" sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value ("NAV"). Generally, these investment types are categorized as Level 1 investments.

Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). Exchange-traded options are valued at the last quoted sales price. In the absence of a sales price, options are valued at the mean of the bid/ask price quoted at the close on the exchange on which the options trade. When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund's assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds' Pricing Committee (the "Pricing Committee"), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

•  Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable
securities	securities, credit quality, yield, and maturity.
Foreign equities utilizing	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and
a fair value factor	closing prices of each security.
Forward foreign currency	Forward exchange rate quotations.
contracts
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

2021 Annual Report	77

Notes to Financial Statements (continued)

October 31, 2021

The following is a summary of the inputs used as of October 31, 2021 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Emerging Markets Debt Fund
Investments in Securities
Corporate Bonds	$ –	$ 8,617,342	$–	$ 8,617,342
Government Bonds	–	29,979,087	–	29,979,087
Warrants	–	–	0	–
Short-Term Investment	2,090,253	–	–	2,090,253
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	176,246	–	176,246
Liabilities
Forward Foreign Currency Exchange Contracts	–	(64,535)	–	(64,535)
	$ 2,090,253	$ 38,708,140	$–	$ 40,798,393
Global Absolute Return Strategies Fund
Investments in Securities
Government Bonds	$ –	$ 19,251,383	$–	$ 19,251,383
Certificates of Deposit	–	23,783,343	–	23,783,343
Money Market Funds	39,448,913	–	–	39,448,913
U.S. Treasuries	–	8,498,961	–	8,498,961
Purchased options	33,750	–	–	33,750
Other Financial Instruments
Assets
Futures Contracts	621,672	–	–	621,672
Forward Foreign Currency Exchange Contracts	–	731,411	–	731,411
Credit Default Swap Contracts	–	181,675	–	181,675
Centrally Cleared Interest Rate Swap Agreements	–	557,740	–	557,740
Total Return Swaps	–	4,849	–	4,849
Written Options	67,379	–	–	67,379
Liabilities
Futures Contracts	(18,263)	–	–	(18,263)
Forward Foreign Currency Exchange Contracts	–	(596,020)	–	(596,020)
Credit Default Swap Contracts	–	(45,813)	–	(45,813)
Centrally Cleared Interest Rate Swap Agreements	–	(1,972,192)	–	(1,972,192)
Total Return Swaps	–	(36,511)	–	(36,511)
Written Options	(27,092)	–	–	(27,092)
	$ 40,126,359	$ 50,358,826	$–	$ 90,485,185
Intermediate Municipal Income Fund
Investments in Securities
Municipal Bonds	$ –	$ 60,331,166	$–	$ 60,331,166
Short-Term Investment	57,419	–	–	57,419
	$ 57,419	$ 60,331,166	$–	$ 60,388,585

78	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

Investments, at Value	Level 1	Level 2	Level 3	Total
Short Duration High Yield Municipal Fund
Investments in Securities
Municipal Bonds	$ –	$ 456,992,053	$–	$ 456,992,053
Short-Term Investment	180,752	–	–	180,752
	$ 180,752	$ 456,992,053	$–	$ 457,172,805
Ultra Short Municipal Income Fund
Investments in Securities
Municipal Bonds	$ –	$ 955,950,570	$–	$ 955,950,570
Short-Term Investments	201,221	39,135,000	–	39,336,221
	$ 201,221	$ 995,085,570	$–	$ 995,286,791

For the fiscal year ended October 31, 2021, there were no significant changes to the fair valuation methodologies. Level 3 investments held by the Emerging Markets Debt Fund, at the beginning, during and at the end of the fiscal year in relation to net assets were not significant (0.00% of total net assets) and accordingly, a reconciliation of Level 3 assets for the fiscal year ended October 31, 2021 is not presented.

b.     Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.     Foreign Currency Translation

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments within the Statements of Operations.

d.     Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. See Note 10, which discusses Rule 18f-4 and its impact on derivatives.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

2021 Annual Report	79

Notes to Financial Statements (continued)

October 31, 2021

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts

Certain Funds may invest in financial futures contracts ("futures contracts") for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund's positions may not exceed 5% of a Fund's NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as "initial margin". Subsequent payments, known as "variation margin," are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

There are significant risks associated with a Fund's use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund's investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

For the fiscal year ended October 31, 2021, the Global Absolute Return Strategies Fund invested in futures for both investment and hedging purposes.

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties ("OTC Swaps") but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act ("Dodd Frank") and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories ("EMIR") ("Cleared Swaps"). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty ("CCP"), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal

80	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

to a certain percentage of the contract amount. This payment is known as "initial margin". Subsequent payments, known as "variation margin," are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, a Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds' maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds' exposure to the counterparty.

Credit Default Swaps

A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

During the fiscal year ended October 31, 2021, the Aberdeen Global Absolute Return Strategies Fund held credit default swaps to implement investment views and hedge the Fund's exposure to the credit market.

Interest Rate Swaps

A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

During the fiscal year ended October 31, 2021, the Aberdeen Global Absolute Return Strategies Fund held interest rate swaps to implement investment views and hedge interest rate risk.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of October 31, 2021:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Equity Risk	Investments, at value Unrealized appreciation on swap	Written options, outstanding at value Unrealized depreciation on swap
	contracts	contracts
Interest Rate Risk	Variation margin receivable for centrally cleared swap contracts	Variation margin payable for centrally cleared swap contracts
	Variation margin receivable for futures contracts	Variation margin payable for futures contracts
Credit Risk	Variation margin receivable for centrally cleared swap contracts	Variation margin payable for centrally cleared swap contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

2021 Annual Report	81

Notes to Financial Statements (continued)

October 31, 2021

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2021:

	Asset Derivatives
Funds	Total Value at October 31, 2021	Investments at value (Equity Risk)*	Written Options, at value (Equity Risk)	Over-the Counter Total Return Swaps (Equity Risk)**	Centrally Cleared Credit Default Swaps (Credit Risk)**	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)**	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)**
Emerging Markets Debt Fund	$ 176,246	$ –	$–	$ –	$ –	$ –	$ 176,246	$ –
Global Absolute Return
Strategies Fund	2,092,498	33,750	–	4,849	181,675	557,740	731,411	621,672

	Liabilities Derivatives
Funds	Total Value at October 31, 2021	Investments at value (Equity Risk)*	Written Options, at value (Equity Risk)	Over-the Counter Total Return Swaps (Equity Risk)**	Centrally Cleared Credit Default Swaps (Credit Risk)**	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)**	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)**
Emerging Markets Debt Fund	$ 64,535	$–	$ –	$ –	$ –	$ –	$ 64,535	$ –
Global Absolute Return
Strategies Fund	2,902,502	–	270,214	36,511	45,813	1,972,192	596,020	18,263

*  Represents purchased options, at value

**  The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2021 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets and Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Emerging Markets Debt Fund
Forward foreign currency(2)
Barclays Bank plc	$ 24,091	$ (182)	$ (23,909)	$ –	$ 182	$ (182)	$ –	$–
Citibank N.A.	9,472	–	–	9,472	–	–	–	–
Deutsche Bank AG	24,325	(10,431)	–	13,894	10,431	(10,431)	–	–
Royal Bank of Canada	115,085	–	(100,000)	15,085	–	–	–	–
UBS AG	3,273	(3,273)	–	–	53,922	(3,273)	(50,649)	–

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

82	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

		Gross Amounts Not Offset in Statement of Assets and Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Global Absolute Return Strategies Fund
Forward foreign currency(2) Barclays Bank plc	$ 155,065	$ (90,773)	$–	$ 64,292	$ 90,773	$ (90,773)	$–	$ –
Citibank N.A.	80,511	(80,511)	–	–	88,814	(80,511)	–	8,303
Citigroup Global Markets Limited	4,675	–	–	4,675	–	–	–	–
Goldman Sachs & Co.	213,632	(200,310)	–	13,322	200,310	(200,310)	–	–
HSBC Bank plc	127,793	(55,124)	–	72,669	55,124	(55,124)	–	–
JPMorgan Chase Bank N.A.	71,599	(31,273)	–	40,326	31,273	(31,273)	–	–
Royal Bank of Canada	78,136	(78,136)	–	–	129,726	(78,136)	–	51,590
Global Absolute Return Strategies Fund
Total return swaps(2) Goldman Sachs & Co.	$ 4,849	$ (4,849)	$–	$ –	$ 36,511	$ (4,849)	$–	$31,662

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the fiscal year ended October 31, 2021:

Derivative Instrument Risk Type	Location on the Statement of Operations

Equity Risk	Realized gain/(loss) on investment transactions Realized gain/(loss) on written options Realized gain/(loss) on swap contracts
Credit Risk	Realized gain/(loss) on swap contracts Net change in unrealized appreciation/(depreciation) on swap contracts
Interest Rate Risk	Realized gain/(loss) on future contracts transactions
Net change in unrealized appreciation/(depreciation) on futures contracts
Realized gain/(loss) on swap contracts
Net change in unrealized appreciation/(depreciation) on swap contracts
Foreign Exchange Risk	Realized gain/(loss) on forward foreign currency exchange contracts Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

The following is a summary of the effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2021:

	Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Funds	Total	Investments transactions (Equity Risk)*	Written Options, at value (Equity Risk)	Total Return Equity Swaps (Equity Risk)	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Emerging Markets Debt Fund	$ (406,942)	$ –	$ –	$ –	$ –	$ –	$ (406,942)	$ –
Global Absolute Return Strategies Fund	(273,454)	143,290	92,976	16,719	200,193	(253,737)	(376,124)	(96,771)

2021 Annual Report	83

Notes to Financial Statements (continued)

October 31, 2021

	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Investments transactions (Equity Risk)*	Written Options, at value (Equity Risk)	Total Return Equity Swaps (Equity Risk)	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Emerging Markets Debt Fund	$ 13,435	$ –	$ –	$ –	$ –	$ –	$ 13,435	$ –
Global Absolute Return Strategies Fund	$ (713,168)	(111,210)	129,052	(23,913)	202,189	(1,531,484)	34,545	587,653

•	Represents realized gain and change in unrealized appreciation for purchased options during the period.

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2021. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2021.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)	Forward Foreign Cross Currency Contracts (Average Notional Value)	Long Future Contracts (Average Notional Value)	Short Future Contracts (Average Notional Value)	Buy Protection Credit Default Swap (Average Notional Value)
Emerging Markets Debt Fund	$ 4,826,002	$ 11,557,622	$ –	$ –	$ –	$ –
Global Absolute Return Strategies Fund	16,317,254	21,173,018	3,820,303	4,837,751	4,876,601	11,508,221

Fund	Sell Protection Credit Default Swap (Average Notional Value)	Interest Rate Swap Contracts (Average Notional Value)	Total Return Equity Swaps (Average Notional Value)	Call Purchased Options (Average Notional Value)	Put Purchased Options (Average Notional Value)	Call Written Options (Average Notional Value)
Emerging Markets Debt Fund	$ –	$ –	$ –	$ –	$ –	$ –
Global Absolute Return Strategies Fund	11,037,470	45,811,321	1,065,694	27,555	7,658	7,437

Fund	Put Written Options (Average Notional Value)	Call Purchased Swaptions (Average Notional Value)	Put Purchased Swaptions (Average Notional Value)	Call Written Swaptions (Average Notional Value)	Put Written Swaptions (Average Notional Value)
Emerging Markets Debt Fund	$ –	$–	$ –	$ –	$ –
Global Absolute Return Strategies Fund	49,771	–	506,594	29,194	132,440

e.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of the month

84	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class's shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

f.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Emerging Markets Debt Fund. Distributions from net investment income, if any, are declared daily and paid monthly for the Short Duration High Yield Municipal Fund, the Intermediate Municipal Income Fund and the Ultra Short Municipal Income Fund. Distributions from net investment income, if any, are declared and paid annually for the Global Absolute Return Strategies Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

g.	Federal Income Taxes

Each Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

h.	Foreign Withholding Tax

Interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Funds file for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. Foreign tax authorities can examine previously filed withholding tax reclaims for various periods of time, depending on the statute of limitations in each foreign jurisdiction. In some cases, amounts that have been refunded by foreign tax authorities and received by the Funds are still subject to such review.

In addition, the Funds may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.

In addition, when the Funds sell securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Funds accrue deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

i.	Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds' custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

Income generated from securities lending includes the difference between (i) the sum of income received from the investment of collateral received from the borrowers that are counterparties to loans, loan fees received from loans, and fees paid by borrower on loans collateralized with collateral other than cash collateral; and ii) any rebate paid to a borrower, and any other allocable fees and expenses in connection with loans of securities. All income is accrued daily and is apportioned 90% to the Funds and 10% to the Lending Agent.

The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks, including the event of default or insolvency of the borrower, which could delay or restrict a Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds' Statements of Investments.

2021 Annual Report	85

Notes to Financial Statements (continued)

October 31, 2021

At October 31, 2021, the Funds did not have any securities on loan.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, the Adviser manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Emerging Markets Debt Fund	Up to $500 million	0.600%
	On $500 million and more	0.550%
Global Absolute Return Strategies Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Intermediate Municipal Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Short Duration High Yield Municipal Fund	Up to $250 million	0.650%
	On $250 million and more	0.600%
Ultra Short Municipal Income Fund	Up to $2.5 billion	0.500%
	On $2.5 billion and more	0.450%

The Adviser has engaged the services of affiliate Aberdeen Asset Managers Limited (on behalf of Emerging Markets Debt Fund and Global Absolute Return Strategies Fund) as subadviser (the "Subadviser") pursuant to subadvisory agreements. The Subadviser manages a portion of the applicable Fund's investments and have the responsibility for making all investment decisions for the portion of such Fund's assets they manage. Pursuant to the subadvisory agreement, the Adviser pays fees to the Subadviser, if any.

The Trust and Aberdeen have entered into written contracts ("Expense Limitation Agreements") limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund this contractual limitation may not be terminated before February 28, 2022 without the approval of the Trustees who are not "interested persons" of the Trust, as such term is defined by the 1940 Act (the "Independent Trustees"). For each Fund except the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreements with respect to the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.

Fund	Limit
Emerging Markets Debt Fund	0.65%
Global Absolute Return Strategies Fund	0.65%
Intermediate Municipal Income Fund	0.50%

Fund	Class A Limit	Class A1 Limit	Class C Limit	Institutional Class Limit
Short Duration High Yield Municipal Fund	0.90%	–	1.65%	0.65%
Ultra Short Municipal Income Fund	0.70%	0.70%	–	0.45%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the "Reimbursement Requirements"). Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

86	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

As of October 31, 2021, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2019 (Expires 10/31/22)	Amount Fiscal Year 2020 (Expires 10/31/23)	Amount Fiscal Year 2021 (Expires 10/31/24)	Total*
Emerging Markets Debt Fund	$ 206,464	$ 229,330	$ 233,540	$ 669,334
Global Absolute Return Strategies Fund	260,488	347,710	540,814	1,149,012
Intermediate Municipal Income Fund	288,577	233,940	233,143	755,660
Short Duration High Yield Municipal Fund	557,878	582,868	812,551	1,953,297
Ultra Short Municipal Income Fund	2,481,831	2,517,221	2,920,672	7,919,724

*  Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds' Expense Limitation Agreements and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at October 31, 2021, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

In addition, the Trust and Aberdeen have entered into a Voluntary Expense Limitation and Reimbursement Agreement ("Voluntary Expense Limitation") pursuant to which Aberdeen has agreed to pay, waive or absorb the ordinary operating expenses of any class of the Ultra Short Municipal Income Fund (including 12b-1 fees, administrative services fees and other class-specific expenses, but excluding advisory fees, custody fees, interest, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and all other fund-level expenses), on each day for which a distribution is to be declared to the extent possible and necessary to ensure that the amount declared and ultimately distributed is not less than an annualized rate of 2 basis points, calculated on a daily basis for that class on that day. This Voluntary Expense Limitation may be terminated at any time upon notice by Aberdeen. The Voluntary Expense Limitation is not subject to recoupment and the Ultra Short Municipal Income Fund shall not reimburse any fees waived under the Voluntary Expense Limitation.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust's average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company ("State Street") provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the "Distributor") are parties to the current Underwriting Agreement (the "Underwriting Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders' financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts, based on the total net assets of each, respective class:

Fund	Class A Shares	Class A1 Shares	Class C Shares (a)	Class R Shares (a)
Emerging Markets Debt Fund	0.25%	–	1.00%	0.50%
Global Absolute Return Strategies Fund	0.25%	–	1.00%	–
Intermediate Municipal Income Fund	0.25%	–	1.00%	–
Short Duration High Yield Municipal Fund	0.25%	–	1.00%	–
Ultra Short Municipal Income Fund	0.25%	0.25%	–	–

(a)  0.25% of which is service fees.

2021 Annual Report	87

Notes to Financial Statements (continued)

October 31, 2021

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges ("CDSCs") of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.

The Distributor re-allows to dealer 2.50% of sales charges on Class A shares of the Emerging Markets Debt Fund and Global Absolute Return Strategies Fund; 2.00% of sales charges on Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund; 0.50% of sales charges on Class A1 of the Ultra Short Municipal Income Fund. In addition, the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the fiscal year ended October 31, 2021 was as follows:

Fund	Commissions Retained from Front-End Sales Charges of Class A and Class A1 Shares	Commissions Retained from CDSC Fees of Class C (Certain Class A and Class A1) Shares
Emerging Markets Debt Fund	$ –	$ –
Global Absolute Return Strategies Fund	81	–
Intermediate Municipal Income Fund	234	–
Short Duration High Yield Municipal Fund	3,000	4,110
Ultra Short Municipal Income Fund	–	–
Total Retained	$ 3,315	$ 4,110

d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as "sub-transfer agency fees"), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class A1, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual sub-transfer agent and administrative services fee of 0.25% for Class A, Class A1, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2022, the administrative service fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly and not pursuant to an Administrative Services Plan.

The aggregate amount of sub-transfer agent and administrative service fees paid during the fiscal year ended October 31, 2021 was as follows:

Fund	Class A	Class A1	Class C	Class R	Institutional Service	Institutional
Emerging Markets Debt Fund	$ 302	$–	$ 64	$ 5,886	$ 103	$ 11,724
Global Absolute Return Strategies Fund	1,567	–	653	–	9,874	4,396
Intermediate Municipal Income Fund	818	–	64	–	–	4,046
Short Duration High Yield Municipal fund	12,972	–	3	–	–	189,171
Ultra Short Municipal Income Fund	138,451	–	–	–	–	637,533

Amounts listed as "–" are $0 or round to $0.

e.	Purchase/Sale Transactions Between Affiliates

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 ("Rule 17a-7"). During the fiscal year ended October 31, 2021, the Funds did not engage in any of these trades.

88	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

4.	Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2021, were as follows:

Fund	Purchases	Sales
Emerging Markets Debt Fund	$ 31,054,592	$ 43,462,175
Global Absolute Return Strategies Fund	21,862,205	100,741,389
Intermediate Municipal Income Fund	33,606,998	37,924,394
Short Duration High Yield Municipal Fund	498,068,230	332,465,128
Ultra Short Municipal Income Fund	2,582,829,114	2,957,217,904

5. Portfolio Investment Risks

a.	Absolute Return Strategy Risk

The Global Absolute Return Strategies Fund is subject to risks related to its absolute return strategy. Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund's assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the Fund's objective will be achieved.

b.	Credit Default Swap Risk

The Global Absolute Return Strategies Fund may buy or sell credit default swaps. Credit default swap contracts, a type of derivative instrument, particularly selling credit default swaps, involve special risks and may result in losses to the Fund.

c.	Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

d.	Derivatives Risk (including Options, Futures and Swaps)

Certain Funds are subject to Derivatives Risk. Derivatives are speculative and may hurt the Fund's performance. The potential benefits to be derived from the Fund's options, futures and derivatives strategy are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.

Speculative Exposure Risk. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk. Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk. The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk. Derivative transactions depend on the creditworthiness of the counterparty and the counterparty's ability to fulfill its contractual obligations.

Other Derivatives Risks. Fixed income derivatives are subject to interest rate risk. In addition, certain derivatives may be subject to illiquid securities risk, mispricing or valuation complexity, market risk and management risk. The Fund may need to sell portfolio securities at inopportune times to satisfy margin or payment obligations under derivatives investments. Changes in regulation relating to the Fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance.

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Notes to Financial Statements (continued)

October 31, 2021

e.	Emerging Markets Risk

The risks of investing in emerging market countries are a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

f.	Equity Securities Risk

The Global Absolute Return Strategies Fund may invest in equity securities. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

g.	Fixed Income Securities Risk

Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

h.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

i.	Foreign Securities Risk

Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

j.	High-Yield Bonds and Other Lower-Rated Securities Risk

A Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

k.	Illiquid Securities Risk

Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund's portfolio holdings. These procedures and tests take into account a Fund's investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

l.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to a Fund until the sales of portfolio securities necessary to cover the redemption request settle.

90	2021 Annual Report

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October 31, 2021

m.	Interest Rate Risk

Each Fund's fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in each Fund's net assets. Each Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

n.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o.	LIBOR Risk

A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR") as a "benchmark" or "reference rate" for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

p.	Management Risk

Each Fund is subject to the risk that the Adviser or Subadviser (as applicable) may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for a Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

q.	Market Risk

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.

One such event is the COVID-19 pandemic, which has caused major disruptions to economies and markets around the world, including the markets in which the Fund invests, and which has and may continue to negatively impact the value of certain of the Fund's investments . Although vaccines for COVID-19 and variants thereof are becoming more widely available, the COVID-19 pandemic and impacts thereof may continue for an extended period of time and may vary from market to market. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject. Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.

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Notes to Financial Statements (continued)

October 31, 2021

In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.

For example, whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to the UK's departure from the EU ("Brexit") could negatively affect the value and liquidity of a Fund's investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund's business, results of operations and financial condition.

The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

r.	Municipal Securities Risk

The Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund (the "Municipal Funds") are subject to municipal securities risk. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.

Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices.

Municipal Sector Risk. From time to time a Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund's investment performance.

s.	Non-Diversified Fund Risk

The Emerging Market Debt Fund's performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

t.	Non-Hedging Foreign Currency Trading Risk

Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser's expectations may produce significant losses to certain Funds.

u.	Portfolio Turnover Risk

Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.

v.	Private Placements and Other Restricted Securities Risk

The Emerging Markets Debt Fund and Short Duration High Yield Municipal Fund are subject to Private Placements Risk. Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund's level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

92	2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

w.	Puerto Rico and U.S. Territories Risk

The Aberdeen Short Duration High Yield Municipal Fund is subject to Puerto Rico and U.S. territories risk to the extent that it invests in municipal obligations of such territories. Certain municipal issuers in Puerto Rico have experienced financial difficulties over recent years. These financial difficulties have been exacerbated by the impact of severe weather events, including Hurricane Maria in 2017. Additionally, all three ratings agencies have maintained a negative outlook on Puerto Rico's credit rating, which means that additional downgrades of securities issued by Puerto Rico are possible in the future. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads, and greater risk of default for Puerto Rican municipal securities, and consequently may affect the Fund's performance to the extent it invests in Puerto Rican municipal securities. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund's investments and its performance.

x.	Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector represents a significant portion of a Fund's portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets as well as cyber-attacks.

y.	Sovereign Debt Risk

The Emerging Markets Debt Fund and Global Absolute Return Strategies Fund are subject to Sovereign Debt Risk. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government's debt securities held by the Fund and impact an issuer's ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government's default on its debt securities may cause the value of securities held by the Fund to decline significantly.

z.	Tender Option Bonds Risk

The Municipal Funds are subject to Tender Option Bonds Risk. Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

aa.	Tobacco Related Bonds Risk

The Aberdeen Short Duration High Yield Municipal Fund is subject to Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Funds may invest in two types of those bonds: (i) bonds that make payments only from a state's interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an "appropriation pledge" by the state. An "appropriation pledge" requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

bb.	U.S. Government Securities Risk

Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guarantee the net asset value of a Fund's shares.

cc.	Valuation Risk

The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund's

2021 Annual Report	93

Notes to Financial Statements (continued)

October 31, 2021

ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

dd.	Variable and Floating Rate Securities Risk

Certain Funds are subject to Variable and Floating Rate Securities Risk. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations ("VRDOs") are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

ee.	Yield Risk

The Ultra Short Municipal Income Fund is subject to Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund's expenses could absorb all or a significant portion of the Fund's income. If interest rates increase, the Fund's yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

Please read the Funds' prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

7. Tax Information

As of October 31, 2021, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Debt Fund	$ 44,255,689	$ 735,557	$ (4,204,141)	$ (3,468,584)
Global Absolute Return Strategies Fund	92,688,298	1,510,969	(3,182,917)	(1,671,948)
Intermediate Municipal Income Fund	56,222,643	4,303,748	(137,806)	4,165,942
Short Duration High Yield Municipal Fund	451,003,152	9,880,722	(3,711,069)	6,169,653
Ultra Short Municipal Income Fund	995,140,946	436,127	(290,282)	145,845

The tax character of distributions paid during the fiscal year ended October 31, 2021 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions Paid From
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Emerging Markets Debt Fund	$1,902,067	$ –	$ 1,902,067	$ –	$–	$ 1,902,067
Global Absolute Return Strategies Fund	67,951	–	67,951	–	–	67,951
Intermediate Municipal Income Fund	5,646	111,156	116,802	1,657,068	–	1,773,870
Short Duration High Yield Municipal Fund	45,798	–	45,798	8,245,012	–	8,290,810
Ultra Short Municipal Income Fund	3,774	–	3,774	989,127	–	992,901

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October 31, 2021

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Emerging Markets Debt Fund	$2,023,869	$ –	$ 2,023,869	$ –	$–	$2,023,869
Global Absolute Return Strategies Fund	444,894	–	444,894	–	–	444,894
Intermediate Municipal Income Fund	5,378	98,884	104,262	1,960,534	–	2,064,796
Short Duration High Yield Municipal Fund	94,431	–	94,431	7,910,765	–	8,005,196
Ultra Short Municipal Income Fund	9,380	–	9,380	9,185,486	–	9,194,866

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Emerging Markets Debt Fund	$ –	$1,745,878	$ –	$–	$–	$–	$ –	$ (3,467,562)	$ (4,191,088)	$ (5,912,772)
Global Absolute Return Strategies Fund	–	2,028,305	690,096	–	–	–	–	(1,717,760)	–	1,000,641
Intermediate Municipal Income Fund	7,325	–	–	–	–	–	(12,442)	4,165,942	(298,806)	3,862,019
Short Duration High Yield Municipal Fund	272,950	–	–	–	–	–	(70,726)	6,169,652	(8,606,656)	(2,234,780)
Ultra Short Municipal Income Fund	–	–	–	–	–	–	(1,593)	145,845	(541,165)	(396,913)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

**	As of October 31, 2021, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

Amounts listed as "–" are $0 or round to $0.

As of October 31, 2021, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.

Fund	Amount	Expires
Emerging Markets Debt Fund	$1,073,585	Unlimited (Short-Term)
Emerging Markets Debt Fund	3,117,503	Unlimited (Long-Term)
Intermediate Municipal Income Fund	2,841	Unlimited (Short-Term)
Intermediate Municipal Income Fund	295,965	Unlimited (Long-Term)
Short Duration High Yield Municipal Fund	3,485,952	Unlimited (Short-Term)
Short Duration High Yield Municipal Fund	5,120,704	Unlimited (Long-Term)
Ultra Short Municipal Income Fund	539,995	Unlimited (Short-Term)
Ultra Short Municipal Income Fund	1,170	Unlimited (Long-Term)

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to distributions in excess of current earnings. These reclassifications have no effect on net assets or NAVs per share.

Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
Short Duration High Yield Municipal Fund	$ (2)	$ 2
Ultra Short Municipal Income Fund	(14,925)	14,925

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Notes to Financial Statements (continued)

October 31, 2021

8. Significant Shareholders

As of October 31, 2021, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Emerging Markets Debt Fund	89.3%	4
Global Absolute Return Strategies Fund	46.9	6
Intermediate Municipal Income Fund	–	–
Short Duration High Yield Municipal Fund	62.0	5
Ultra Short Municipal Income Fund	80.5	7

Amounts listed as "–" are $0 or round to $0.

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (including the Funds) (the "Borrowers"), has entered into an agreement (the "Agreement") with State Street Bank and Trust Company (the "Bank"), subject to annual renewal. The Agreement provides for a revolving credit facility (the "Credit Facility") in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on such day or (b) the Overnight Bank Funding Rate on such date, plus, in each case, 10 basis points, plus one and one quarter of one percent (1.25%). In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2021, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year ended October 31, 2021.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Emerging Markets Debt Fund	$1,616,108	1.40%	10
Ultra Short Municipal Income Fund	243,096	1.41%	6

10. Recent Rulemaking

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. Management is assessing the impact of Rule 18f-4 on the Funds.

In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating this guidance.

96	2021 Annual Report

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October 31, 2021

11. Fund Reorganizations

Effective October 8, 2021, the Aberdeen Global Absolute Return Strategies Fund (the "Acquiring Fund") acquired all of the assets and assumed all of the liabilities of the Aberdeen Total Return Bond Fund (the "Acquired Fund") pursuant to plans of reorganization approved by the Board of Trustees on May 3, 2021.

The acquisition was accomplished by a tax-free exchange as follows:

5,974,423 shares of the Acquired Fund, fair valued at $78,811,572 for 7,550,290 shares of the Acquiring Fund.

The investment portfolio and cash of the Acquired Fund, with a fair value of $77,958,971 and identified cost of $76,965,798 were the principal assets acquired by the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the investment portfolio and cash of the Acquiring Fund was $22,122,823.

Assuming that the reorganizations had been completed on November 1, 2020, the Acquiring Fund's pro forma results of operations for the year ended October 31, 2021 are as follows (unaudited):

Net investment income $2,691,312

Net realized and unrealized loss from investments (2,838,765)

Net decrease in net assets from operations (147,453)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Statement of Operations since October 8, 2021.

The chart below shows a summary of net assets and shares outstanding, before and after the reorganization.

	Before Reorganization		After Reorganization
	Aberdeen Total Return Bond Fund	Aberdeen Global Absolute Return Strategies Fund	Aberdeen Global Absolute Return Strategies Fund
Net Assets:
Class A Shares	$22,272,666	$ 1,853,275	$ 24,125,941
Class C Shares	–	480,448	480,448
Institutional Service Class Shares	–	7,025,546	7,025,546
Institutional Class Shares	56,538,906	12,299,453	68,838,359
Shares Outstanding:
Class A Shares	1,664,419	179,428	2,335,814
Class C Shares	–	47,649	47,649
Institutional Service Class Shares	–	675,741	675,741
Institutional Class Shares	4,310,004	1,173,388	6,567,292
Net Asset Value per Share:
Class A Shares	$ 13.38	$ 10.33	$ 10.33
Class C Shares	–	10.08	10.08
Institutional Service Class Shares	–	10.40	10.40
Institutional Class Shares	13.12	10.48	10.48
Net unrealized appreciation/(depreciation)	993,173	(263,877)	729,295
Accumulated net realized gain/(loss)	1,108,939	433,080	1,542,019

2021 Annual Report	97

Notes to Financial Statements (concluded)

October 31, 2021

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2021.

On June 21, 2021, at a meeting of the Board of Trustees (the "Board") of Aberdeen Investment Funds (the "AIF Trust"), the Board considered and unanimously approved an agreement and plan of reorganization with respect to each Fund within the AIF Trust ("AIF Predecessor Fund") whereby each AIF Predecessor Fund would participate in a reorganization that would allow it to continue to operate as a corresponding new series of Aberdeen Funds, a Delaware statutory trust (the "Acquiring Funds"). Aberdeen Standard Investments Inc. would serve as the investment adviser and Aberdeen Asset Managers Limited would serve as the subadviser to the Global Equity Impact Fund and International Sustainable Leaders Fund, but not Global High Income Fund. Following approval by shareholders, each Predecessor Fund transferred all of its assets and liabilities to the corresponding Acquiring Fund, as listed in the table below, as of the close of business December 3, 2021. The Acquiring Funds and corresponding Predecessor Funds are shown in the chart below.

Fund	Corresponding AIF Predecessor Fund
Aberdeen Global Equity Impact Fund	Aberdeen Global Equity Impact Fund, a series of Aberdeen Investment Funds
Aberdeen Global High Income Fund	Aberdeen Global High Income Fund, a series of Aberdeen Investment Funds
Aberdeen International Sustainable Leaders Fund	Aberdeen International Sustainable Leaders Fund, a series of Aberdeen Investment Funds

98	2021 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Aberdeen Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Aberdeen Emerging Markets Debt Fund, Aberdeen Global Absolute Return Strategies Fund, Aberdeen Intermediate Municipal Income Fund, Aberdeen Short Duration High Yield Municipal Fund, and Aberdeen Ultra Short Municipal Income Fund, five of the funds comprising Aberdeen Funds (each, a Fund and collectively, the Funds), including the statements of investments, as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the periods in the five-year period then ended except for Aberdeen Short Duration High Yield Municipal Fund and Aberdeen Ultra Short Municipal Income Fund, for which the period is the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended except for Aberdeen Short Duration High Yield Municipal Fund and Aberdeen Ultra Short Municipal Income Fund, for which the period is the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended October 31, 2017 for Aberdeen Short Duration High Yield Municipal Fund and Aberdeen Ultra Short Municipal Income Fund were audited by other independent registered public accountants whose report, dated December 22, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 28, 2021

2021 Annual Report	99

Other Tax Information (Unaudited)

During the year ended October 31, 2021, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Intermediate Municipal Income Fund	$111,156

For the year ended October 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% or 20% (depending upon income levels) as qualified dividend income. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2021 Form 1099-DIV.

Fund	Qualified Dividend Income
Global Absolute Return Strategies Fund	95.36%

For the taxable year ended October 31, 2021, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction
Global Absolute Return Strategies Fund	44.12%

100	2021 Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2021 and continued to hold your shares at the end of the reporting period, October 31, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Actual Expenses Paid During Period" for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2021		Actual Ending Account Value, October 31, 2021	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[12]	Annualized Expense Ratio**
Emerging Markets Debt Fund	Class A	$1,000.00	$ 985.90	$1,020.01	$5.16	$5.24	1.03%
	Class C	$1,000.00	$ 983.00	$1,016.84	$8.30	$8.44	1.66%
	Class R	$1,000.00	$ 984.40	$1,018.65	$6.50	$6.61	1.30%
	Institutional Service Class	$1,000.00	$ 987.00	$1,020.97	$4.21	$4.28	0.84%
	Institutional Class	$1,000.00	$ 987.70	$1,021.93	$3.26	$3.31	0.65%
Global Absolute Return Strategies Fund	Class A	$1,000.00	$ 977.20	$1,020.52	$4.63	$4.74	0.93%
	Class C	$1,000.00	$ 973.80	$1,016.84	$8.26	$8.44	1.66%
	Institutional Service Class	$1,000.00	$ 978.30	$1,021.22	$3.94	$4.02	0.79%
	Institutional Class	$1,000.00	$ 978.40	$1,021.98	$3.19	$3.26	0.64%
Intermediate Municipal Income Fund	Class A	$1,000.00	$1,004.30	$1,021.37	$3.84	$3.87	0.76%
	Class C	$1,000.00	$1,000.60	$1,017.64	$7.56	$7.63	1.50%
	Institutional Service Class	$1,000.00	$1,005.70	$1,022.69	$2.53	$2.55	0.50%
	Institutional Class	$1,000.00	$1,005.70	$1,022.69	$2.53	$2.55	0.50%
Short Duration High Yield Municipal Fund	Class A	$1,000.00	$1,011.70	$1,020.67	$4.56	$4.58	0.90%
	Class C	$1,000.00	$1,008.70	$1,016.99	$8.25	$8.29	1.63%
	Institutional Class	$1,000.00	$1,013.00	$1,021.93	$3.30	$3.31	0.65%
Ultra Short Municipal Income Fund	Class A	$1,000.00	$ 999.10	$1,022.89	$2.32	$2.35	0.46%
	Class A1	$1,000.00	$ 999.10	$1,022.89	$2.32	$2.35	0.46%
	Institutional Class	$1,000.00	$1,000.20	$1,022.99	$2.22	$2.24	0.44%

**	The expense ratio presented represents a six-month, annualized ratio.
1	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
2	Represents the hypothetical 5% return before expenses.

2021 Annual Report	101

Supplemental Information (Unaudited)

Board of Trustees' Consideration of Advisory and Sub-Advisory Agreements

At a regularly scheduled quarterly meeting (the "Quarterly Meeting") of the Board of Trustees (the "Board" or the "Trustees") of the Aberdeen Funds (the "Trust") held on June 16, 2021, the Board, including a majority of the Trustees who are not considered to be "interested persons" of the Trust (the "Independent Trustees") under the Investment Company Act of 1940, as amended (the "1940 Act"), approved for an annual period the continuation of the Trust's advisory agreement (the "Advisory Agreement") with Aberdeen Standard Investments Inc. ("ASII") and the applicable sub-advisory agreements (each a "Sub-Advisory Agreement," and collectively with the Advisory Agreement, the "Agreements") between: ASII and Aberdeen Asset Managers Limited ("AAML") (the "Sub-Adviser") for each of the following series of the Trust: Aberdeen Emerging Markets Debt Fund, Aberdeen Global Absolute Return Strategies Fund, Aberdeen Intermediate Municipal Income Fund, Aberdeen Short Duration High Yield Municipal Fund, and Aberdeen Ultra Short Municipal Income Fund (each a "Fund," and collectively the "Funds"). Pursuant to relief granted by the U.S. Securities and Exchange Commission (the "SEC") in light of the COVID-19 pandemic (the "Order") and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the Quarterly Meeting was held via videoconference. In addition, the Independent Trustees held a separate telephonic meeting on June 9, 2021 (together with the Quarterly Meeting held on June 16, 2021, the "Meetings") to review the materials provided and the relevant legal considerations. AAML is an affiliate of ASII. ASII and the Sub-Adviser are sometimes referred to collectively as the "Advisers."

In connection with their consideration of whether to approve the continuation of the Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally included, among other items: (i) information on the Funds' advisory fees and other expenses, including information comparing each Fund's expenses to those of a peer group of funds and information about any applicable expense limitations and fee "breakpoints"; (ii) a report prepared by the Advisers in response to a request submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees; (iii) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks; (iv) information about the profitability of the Agreements to the Advisers; and (v) a memorandum from the Independent Trustees' independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law.

The Board, including the Independent Trustees, also considered other matters such as: (i) each Fund's investment objective and strategies; (ii) the procedures employed to determine the value of the Funds' assets; (iii) the Advisers' investment personnel and operations; (iv) the Advisers' financial results and financial condition; (v) arrangements relating to the distribution of the Funds' shares and the related costs; (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vii) the allocation of the Funds' brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services; and (viii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by ASII's affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from ASII and the Sub-Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information relating to the services provided by the Advisers, including detailed information about each Fund's investment performance. This information generally included, among other things, third-party performance rankings for various periods (including, as applicable, periods prior to the Advisers' management of the Funds) comparing each Fund against its respective peer group, total return information for the Funds for various periods, and details of sales and redemptions of Fund shares for the period. The Board also received periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with their independent legal counsel regarding consideration of the continuation of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by ASII and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by ASII and its affiliates. The Board considered the Advisers' risk management processes. The Board also considered the background and experience of the Advisers' senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. ASII's role in coordinating the activities of the Trust's other service providers was also considered. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by ASII to the Funds, but also the administrative services provided by ASII to the Funds under a separate administration agreement. The

102	2021 Annual Report

Supplemental Information (Unaudited) (continued)

Trustees also took into account the Advisers' investment experience. The Board also considered that it receives information on a regular basis from the Trust's Chief Compliance Officer regarding the Advisers' compliance policies and procedures. The Board was also mindful of the Advisers' focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management's duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the continuation of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received and reviewed with management, among other performance data, information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups of funds and each Fund's performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by ASII and its affiliates to the extent available. The Trustees reviewed and considered the Funds that had changed their investment strategies during the year and that certain of the Funds had changed their respective performance benchmarks to better reflect the respective Fund's investment strategy. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics.

The Trustees also considered ASII's and the Sub-Adviser's performance and reputation generally, the performance of the fund family generally, the historical responsiveness of ASII to Trustee concerns about performance, and the willingness of ASII and the Sub-Adviser to take steps intended to improve performance. The Trustees also considered, as applicable, the performance of the Advisers since they commenced management of the Funds.

Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds.

The Board noted that it would continue to monitor the Funds' performance and any actions taken by ASII and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided by an independent third party) of each Fund's net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by ASII to any separately managed accounts with a similar strategy. In reviewing the comparison of each Fund's net management fee to that of comparable funds, the Board noted that the fee for the Funds includes both advisory and administrative fees. In evaluating the Funds' advisory fees, the Trustees considered the demands, complexity and quality of the investment management of the Funds. In considering the fees charged by ASII to any comparable accounts, the Trustees also considered, among other things, management's discussion of the different investment restrictions, objectives or policies that may be involved in managing accounts of different types.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would not be paid by the Funds, but would be paid by ASII out of its advisory fee. The Board also considered that ASII had entered into or renewed expense limitation agreements with each of the Funds, pursuant to which ASII agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund's total annual operating expenses for a period of time. The Trustees also noted that ASII had agreed to reduce the advisory fees payable by certain Funds during the year.

The Trustees also considered the compensation ASII and its affiliates received, directly and indirectly, from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of ASII and its affiliates' relationships with the Funds, including the engagement of affiliates of ASII to provide administrative and distribution services to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the expense levels of the Funds, the performance of the Funds, court cases regarding adviser profitability, and whether ASII had implemented breakpoints and expense limitations with respect to the Funds. The Trustees also examined the profitability of ASII and its affiliates on a Fund-by-Fund basis.

After reviewing these and related factors, including taking into account management's discussion regarding Fund expenses, the Board concluded that the advisory fees, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of ASII and its affiliates from their relationships with the Funds were reasonable and supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by ASII and the Sub-Adviser and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to a contractual expense limitation agreement and considered that certain Funds were subject to breakpoints in their investment advisory fees. The Board noted management's discussion of the Funds' advisory fee

2021 Annual Report	103

Supplemental Information (Unaudited) (concluded)

structure. The Board also considered how the Funds' potential future growth and increased size would have an effect on fees, noting that if a Fund's assets increase over time, the Fund may realize other economies of scale if assets increase at a proportionally higher rate than the increase in certain expenses. The Trustees also took note of the costs of the services provided and the profitability to ASII and its affiliates from their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Board concluded that the advisory fees, and as applicable, sub-advisory fees were reasonable and supported the continuation of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	whether the Funds have operated in accordance with their investment objectives as well as the Funds' record of compliance with their investment restrictions, and the compliance programs of the Trust and ASII. The Trustees also considered the compliance-related resources ASII and its affiliates were providing to the Funds.
•	so-called "fallout benefits" to ASII, such as the benefits of research made available to ASII by reason of brokerage commissions generated by the Funds' securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
•	the nature, quality, cost and extent of administrative services performed by ASII under the Advisory Agreement and under a separate agreement covering administrative services.
•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

*    *    *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period. Pursuant to the SEC Order, the Board determined that the Trustees, including the Independent Trustees, voting separately, would ratify their approval at the next in-person Board meeting.

104	2021 Annual Report

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the "Liquidity Program") consistent with the requirements of Rule 22e-4 under the 1940 Act (the "Liquidity Rule"). "Liquidity Risk" is defined as the risk that a fund could not meet redemption requests "without significant dilution of remaining investors' interests in the fund." Aberdeen Standard Investments Inc., the investment adviser and administrator to the Funds, has been approved and designated by the Board of Trustees (the "Board") as the administrator of the Liquidity Program (the "Administrator") and has retained a third party to perform certain functions, including liquidity analytics and providing market data. The Administrator has formed a Liquidity Risk Management Committee (the "Committee") to help implement and carry out the day-to-day operations of the Liquidity Program.

As required by the Liquidity Rule, at a meeting on March 17, 2021, the Board received a written annual report on the operation and effectiveness of the Liquidity Program for the period from February 1, 2020 to January 31, 2021 (the "Reporting Period"). The annual report provided, among other items, an overview of the Liquidity Program including:

•	information regarding the Committee and the monthly discussions by the Committee of various items including, but not limited to, the following:

º	Review and analysis of appropriate liquidity categories for portfolio investments

º	Review of highly liquid investment minimum ("HLIM") and reasonably anticipated trading sizes ("RATS")

º	Review of current and upcoming market events, such as market closures, that may impact liquidity

º	Review of large shareholder concentrations that may impact liquidity in the event of redemption monthly liquidity reports being provided to portfolio managers

•	the monitoring and classification of portfolio holdings in four liquidity categories (including the operation of the HLIM and any breaches); and

•	enhancements to the Liquidity Program during the Reporting Period, which included:

º	evaluation and change in the HLIM of Aberdeen Emerging Market Debt fund and the Global High Income Fund due to the nature of the portfolios strategy

The annual report concluded that the Liquidity Program was reasonably designed to assess and manage the Funds' Liquidity Risk pursuant to the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives under all circumstances in the future. Please refer to your Fund's Prospectus and Statement of Additional Information for more information regarding the risks of investing in a Fund, including a Fund's exposure to liquidity risk and other risks to which the Funds may be subject.

2021 Annual Report	105

Management of the Funds (Unaudited)

As of October 31, 2021

The names, years of birth and business addresses of the trustees and officers of the Funds as of October 31, 2021, their principal occupations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are provided in the tables below. Trustees that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds or the Funds' investment advisers are included in the table below under the heading "Interested Trustees." Trustees who are not interested persons, as described above, are referred to in the table below under the heading "Independent Trustees." Aberdeen Standard Investments, Inc. ("ASII"), its parent company abrdn plc, and its advisory affiliates are collectively referred to as "abrdn" in the tables below.

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Independent Trustees
Radhika Ajmera**** Year of Birth: 1964	Trustee since 2020	Ms. Ajmera was appointed Chair of Aberdeen Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent non-executive director of Aberdeen Asia-Pacific Income Investment Co Ltd since 2015. She is also an independent non-executive director of Aberdeen Funds since 2020 and Aberdeen Global Income Fund Inc, Aberdeen Asia-Pacific Income Fund Inc and Aberdeen Australia Equity Fund Inc since 2021. She has over 20 years' experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms Ajmera is a graduate of the London School of Economics.	21	None.
P. Gerald Malone**** Year of Birth: 1950	Trustee since 2007 Chairman of the Board	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997	26	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.
Neville J. Miles**** Year of Birth: 1946	Trustee since 2011	Mr. Miles is a non-executive director of a number of Australian and overseas companies and serves as Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment).	20	None.

106	2021 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2021

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Rahn K. Porter**** Year of Birth: 1954	Trustee since 2016	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	19	Director of CenturyLink Investment Management Company since 2006, Director of BlackRidge Financial Inc. from 2004 to 2019.
Steven N. Rappaport**** Year of Birth: 1948	Trustee since 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	18	Director of iCAD, Inc. (a surgical and Medical instruments and apparatus company) from 2006 to 2018; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005; and Director of Credit Suisse NEXT Fund since 2013; and Director of Credit Suisse Park View Fund until 2016.
Warren C. Smith**** Year of Birth: 1955	Trustee since 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993	17	None.

2021 Annual Report	107

Management of the Funds (Unaudited) (continued)

As of October 31, 2021

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Interested Trustees
Stephen Bird Year of Birth: 1967	Trustee since 2021	Mr. Bird joined the Board of SLA plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel	26	10

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	As of October 31, 2021, the Fund Complex consists of: Aberdeen Income Credit Strategies Fund, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Investment Funds (which consists of 3 portfolios), Aberdeen Funds (which consists of 17 portfolios) and abdrn ETFs (which consists of 3 portfolios).
***	Directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Bird is considered to be an "interested person" of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

108	2021 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2021

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	President and Chief Executive Officer (Since September 2014)	Currently, Chairman – Americas for abrdn (2018-present), Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018).
Joseph Andolina** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer (Since March 2017)	Currently, Chief Risk Officer – Americas and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII's Legal Department, where he served as U.S. Counsel since 2012.
Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Director, Product Management for ASII. Ms. Melia joined ASII in September 2009.
Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Director, Product Governance for ASII. Ms. Kennedy joined ASII in 2005.
Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Head of Product Management and Governance for ASII since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for ASII. She joined ASII as U.S. Counsel in July 2007.
Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Director, Vice President and Head of Product & Client Solutions – Americas for ASII, overseeing Product Management & Governance , Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of ASII and joined ASI in 2000.
Hugh Young** abrdn Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Chairman of abrdn Asia Limited (since 1991). Mr. Young joined abrdn in 1991.

2021 Annual Report	109

Management of the Funds (Unaudited) (continued)

As of October 31, 2021

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1972	Vice President (Since March 2019)	Currently, Global Head of Public Markets, Equities for abrdn. Mr. Kaloo joined abrdn in 2000 as part of the Asian equities team in Singapore.
Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1968	Vice President (Since March 2019)	Currently, Deputy Head of Global Emerging Markets Equity Team at abrdn. Ms. Irvine joined the company in 1996 in a group development role.
Josh Duitz** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President (Since March 2019)	Currently, Deputy Head of the Global Equities Team, Mr. Duitz is responsible for managing Aberdeen Global Infrastructure Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Dynamic Dividend Fund and the Aberdeen Dynamic Dividend Fund (AIFRX, ASGI, AOD,AGD and ADVDX). He joined ASII in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager. Previously, Mr. Duitz worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, he worked for Arthur Andersen where he was a senior auditor.
Svitlana Gubriy** abrdn 6 St Andrew Square Edinburgh EH2 2BD Year of Birth: 1972	Vice President (Since March 2019)	Currently, Head of Listed Funds – Real Estate Global Investment Strategy at abrdn. Ms. Gubriy joined abrdn in 2005.
Ben Moser** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since September 2018)	Currently, Head of Investor Services – US. Mr. Moser joined ASII in July 2008.
Chris Demetriou** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President (Since December 2020)	Currently, Chief Executive Officer – UK, EMEA and Americas, Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.

110	2021 Annual Report

Management of the Funds (Unaudited) (concluded)

As of October 31, 2021

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Jim O'Connor** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President (Since December 2020)	Currently, Chief Operating Officer – Americas for ASII. Mr. O'Connor joined ASII as US Counsel in 2010 as U.S. Counsel
Andrew Kim** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Senior Product Manager. Mr. Kim joined ASII in August 2013.
*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	As of October 31, 2021, Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Mr. Young, Ms. Sitar, Mr. Andolina, Mr. Kaloo, Ms. Irvine, Mr. Duitz, Ms. Gubriy, Mr. Moser, Mr. Demetriou, Mr. O'Connor and Mr. Kim hold officer position(s) in one or more funds which are part of the Fund Complex.

During the year the Independent Trustees of the Trust engaged Mr. Martin Gilbert as an advisory consultant to provide ongoing insight into the asset management industry given his long standing experience in both this sector and the closed end funds arena. The position was not remunerated, although travel and expenses were reimbursed across all the funds related to the consultancy. Effective December 15, 2021 the consultant agreement was terminated by mutual agreement of the parties.

Further information about the Fund's Trustees and Officers is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.

2021 Annual Report	111

Management Information

Trustees

Radhika Ajmera

Stephen Bird

P. Gerald Malone, Chairman

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Warren C. Smith

Investment Adviser

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Fund Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1900 Market Street, Suite 200

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Dechert LLP

1900 K Street N.W.

Washington, DC 20006

Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 aberdeenstandard.com/us AOE-0143-AR

Item 2. Code of Ethics.

(a) As of October 31, 2021, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c) There have been no amendments during the period covered by this report to a provision of the Code of Ethics.

(d) During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(f) The Code of Ethics is included with this Form N-CSR as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “audit committee financial expert” serving on its Audit Committee. Mr. Rahn K. Porter is the “audit committee financial expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2021	$580,015	$0	$101,130	$13,745
October 31, 2020	$610,658	$10,000	$154,460	$0

[1] The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1) Pre-Approval Policies and Procedures. Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Audit Committee (“Committee”) to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”) or a sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with PCAOB 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in its letter that, in its professional judgment, it is independent of the Trust within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the Committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the Registrant’s fiscal years ended October 31, 2021 and October 31, 2020 and were $502,875 and $511,685, respectively.

(h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2021, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2) Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer
Aberdeen Funds

Date: January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer
Aberdeen Funds

Date: January 7, 2022

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer
Aberdeen Funds

Date: January 7, 2022